UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  505-984-0200

Date of fiscal year end:    September 30, 2014

Date of reporting period:    March 31, 2014

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Low Duration Income Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

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IMPORTANT INFORMATION

The information presented on the following pages is current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch 1-3 Year Municipal Securities Index – An index that is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LOW DURATION MUNICIPAL FUND

Laddering – an All Weather Strategy

The newest addition to Thornburg’s municipal fund line-up is Thornburg Low Duration Municipal Fund. The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management actively manages the Fund’s portfolio.

In our opinion, current market conditions have created an ideal situation in which to launch this strategy. Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer durations, given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years. The Fund also attempts to reduce changes in its share value through credit analysis, selection, and diversification.

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze                   Chris Ryon, CFA

Objectives

The Fund seeks current income exempt from federal income taxes, consistent with preservation of capital.

Average Annual Total returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/30/13)
Without sales charge	—	—	—	—	0.06%
With sales charge	—	—	—	—	-1.46%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.73%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, so that actual expenses for Class A shares do not exceed 0.70%.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	0.18%
SEC Yield	0.42%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been negative 1.58% and the Annualized Distribution Yield would have been negative 1.81%.

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	38

Effective Duration	1.5Yrs

Average Maturity	1.6Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

	Low Duration Municipal Fund	Limited Term Municipal Funds	Intermediate Municipal Funds	Strategic Municipal Income Fund
Maturity Range (yrs)	1-5	1-10	1-20	1-30

Portfolio Structure	Laddered	Laddered	Laddered	Flexible

Credit Quality	Investment Grade	Investment Grade	Investment Grade	Flexible (Maximum of 50% below investment grade)

Objective	Seeks current income exempt from federal income taxes, consistent with preservation of capital	Primary:
Obtain as high a level of current
income exempt from individual
income tax as is consistent with
preservation of capital

Secondary:

Reduce expected changes in
share price compared to longer
intermediate and long-term
bond portfolios

Primary:
Obtain as high a level of current
income exempt from individual
income tax as is consistent with
preservation of capital

Secondary:

Reduce expected changes in
share price compared to long-
term bond portfolios

Seeks a high level of current income exempt from federal individual income tax

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Thornburg Low Duration Municipal Fund –

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

April 15, 2014

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Low Duration Municipal Fund. The fund commenced operations on December 30, 2013. Therefore this “semi-annual” report will reference the first three months of operations. The net asset value (NAV) of the Class A shares remained $12.31 per share during the three months ended March 31, 2014. If you were with us for the entire period, you received dividends of 0.0799 cents per share. If you reinvested your dividends, you received 0.0800 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 0.06% at NAV for the three months ended March 31, 2014, compared to the 0.25% total return for the BofA Merrill Lynch 1-3 Year Municipal Securities Index (BAML 1-3 Year Municipal Index). The Fund generated 0.85% more price return and 1.04% less income than the index.

The first three months of fiscal 2014 were very interesting, as interest-rate changes went in various directions, depending on the maturity discussed. This period certainly highlighted that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. It is good to remember the tone of the market at the end of 2013. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Those commentators were only partially correct: the only yields to increase were those for the shortest-maturity segment of the municipal bond market. Again, yield changes were not uniform across the yield curve. This time, after new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that spread their investments across the different segments of the yield curve. In our opinion, that would mean owning some of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Chart I: Changes in AAA General-Obligation Municipal Yield Curve

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 178,000 per month for the three months ended March 31, 2014. The unemployment rate declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed declined to 58.9% as of March 31, 2014, from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation has certainly contributed to this decline but does not account for all of it. Chart II illustrates each of these trends from 1990.

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LETTER TO SHAREHOLDERS,

CONTINUED

Chart II: Labor Market Indicators

2/28/1990 – 3/31/2014

Inflation, the bondholder’s worst enemy, has remained well controlled in the last three months. The year-over-year change in the Consumer Price Index increased (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of December 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?”

In January 2014, Janet Yellen replaced Ben Bernanke as Fed Chair. Her appointment assured a continuation of current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities, the tapering of QE3. Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Municipal Market

The long end of the municipal market has performed very well over the last three months. The short end, those maturities of five years or less, has not been so fortunate. Even with the increase in interest rates in the short end of the market, the NAV of the Thornburg Low Duration Municipal Fund did not change. Low NAV volatility is a key feature of the Fund.

Monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of calendar year 2014, municipal bond mutual funds experienced $1.1 billion of inflows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive return environment but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of new municipal bonds was down 26% for the first three months of 2014. So muted demand was met with reduce supply yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

From the fourth quarter of 2012 through the last quarter of 2013 (latest data available), the index increased on average 2.8%, ranging from a high of 8.8% to a low of negative 7.5%. For the comparable prior year period, the average was an increase of 0.2%, with a range from 9.9% to negative 4.1%. Nonetheless, state pension funds are still wrestling with some issues. The median funding level has declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate).

Two municipal bond market credit stories (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely as a potential addition to the Thornburg Strategic Municipal Income Fund and decided not to purchase it. The deal initially traded up to around $97.00, but as of this writing (close of business April 15th) it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

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LETTER TO SHAREHOLDERS,

CONTINUED

Chart III: Percent of Portfolio Maturing

Conclusion

Your Thornburg Low Duration Municipal Fund maintains a laddered portfolio structure, which was comprised of 38 municipal obligors as of March 31, 2014. We believe that this structure tends to maximize an investor’s income. In our opinion, a laddered portfolio outperforms the other structures (bullet and barbell) two-thirds of the time.1 It effectively manages a portfolio’s yield-curve exposure by owning a roughly equal weighting of each maturity, thereby minimizing a major risk factor.

We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across the Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. More importantly, it frees the team to concentrate on higher value-added tasks, such as fundamental, bottom-up credit research. It is just this type of research has allowed us to avoid the two largest, headline-grabbing credit issues in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed in us and will keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

1	For a copy of the study, go to www.thornburg.com/whyladder

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 3.93%
Pima County COP, 3.00% due 12/1/2014 (Sewer System & Fleet Services Facilities)	A+/NR	$200,000	$203,736
[a] State of Arizona COP, 5.00% due 10/1/2014 (Lease-Purchases-Various State Agency Properties; Insured: AGM)	AA/A1	200,000	204,724

ARKANSAS — 2.00%
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	200,000	207,566

CALIFORNIA — 6.79%
[a] California HFFA, 4.00% due 7/1/2016 (Children’s Hospital; Insured: AGM)	AA/A2	200,000	212,208
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM)	AA/A1	100,000	112,835
San Diego Redevelopment Agency, 5.00% due 9/1/2016 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	50,000	53,544
[b] Successor Agency to the Richmond County Redevelopment Agency, 4.00% due 9/1/2017 (Insured: BAM)	AA/NR	300,000	326,622

COLORADO — 5.16%
City & County of Denver Airport System, 0.28% due 11/15/2025 put 4/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	200,000	200,000
City & County of Denver GO, 3.00% due 8/1/2015 (Civic Facilities and Denver Zoological Gardens Improvements)	AAA/Aaa	200,000	207,580
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	125,000	128,569

DISTRICT OF COLUMBIA — 2.10%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	200,000	217,994

FLORIDA — 4.22%
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	200,000	207,594
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	200,000	230,612

GEORGIA — 2.12%
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	200,000	220,570

ILLINOIS — 5.32%
City of Chicago, 0.29% due 1/1/2034 put 4/1/2014 (Liquidity Facility; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Baa1	200,000	200,000
[a] Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	200,000	214,480
Town of Cicero Cook County GO, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	125,000	137,907

INDIANA — 4.11%
[b] Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (School City of Hammond Educational Facilities) (State Aid Withholding)	AA+/NR	300,000	327,216
Indiana Finance Authority, 0.08% due 2/1/2037 put 4/1/2014 (Stadium Project; SPA: JPMorgan Chase Bank) (dailydemand notes)	AA+/Aa2	100,000	100,000

IOWA — 2.00%
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	200,000	207,836

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&p/ Moody’s	Principal Amount	Value
MICHIGAN — 4.24%
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	$200,000	$222,292
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA-/Aa2	200,000	217,650

NEVADA — 3.68%
[a] Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	200,000	211,852
Washoe County School District GO, 5.25% due 6/1/2017 (School Improvements; Insured: AGM)	AA/Aa3	150,000	169,997

NEW YORK — 2.14%
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Elementary, Middle/High School Projects; Insured: Natl-Re) (State Aid Withholding)	NR/A1	200,000	222,402

NORTH DAKOTA — 2.06%
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	200,000	213,412

OHIO — 6.76%
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	200,000	211,634
[a] County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	200,000	215,166
University of Toledo, 3.50% due 6/1/2016 (University Facilities Improvements)	A+/A1	260,000	275,192

PENNSYLVANIA — 9.11%
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Insured: AMBAC)	BBB+/Baa2	200,000	222,872
[b] East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/A3	300,000	306,117
Pennsylvania Economic Development Financing Authority, 3.375% due 12/1/2040 put 7/1/2015 (Shippingport Project)	BBB-/NR	200,000	203,524
Wilson School District GO, 3.00% due 6/1/2017 (State Aid WIthholding)	AA/NR	200,000	212,984

TEXAS — 4.93%
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	AA-/Baa1	200,000	210,676
Harris County Health Facilities Development Corp., 0.07% due 10/1/2041 put 4/1/2014 (Texas Children’s Hospital; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	100,000	100,000
[a] State of Texas, 2.00% due 8/28/2014 (General Revenue Fund-Cash Flow Management)	SP-1+/Mig1	200,000	201,552

VIRGINIA — 2.04%
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	200,000	211,438

WASHINGTON — 2.09%
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	200,000	216,824

TOTAL INVESTMENTS — 74.80% (Cost $7,764,817)			$7,767,177
OTHER ASSETS LESS LIABILITIES — 25.20%			2,616,932

NET ASSETS — 100.00%			$10,384,109

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $7,764,817) (Note 2)	$7,767,177
Cash	3,328,833
Receivable for investments sold	100,000
Receivable from investment advisor	7,123
Interest receivable	81,373
Prepaid expenses and other assets	58,546

Total Assets	11,343,052

LIABILITIES
Payable for investments purchased	958,905
Dividends payable	38

Total Liabilities	958,943

NET ASSETS	$10,384,109

NET ASSETS CONSIST OF
Net unrealized appreciation on investments	$2,360
Net capital paid in on shares of beneficial interest	10,381,749

$10,384,109

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($2,679,462 applicable to 217,600 shares of beneficial interest outstanding - Note 4)	$12.31
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.50

Class I Shares:
Net asset value, offering and redemption price per share ($7,704,647 applicable to 625,714 shares of beneficial interest outstanding - Note 4)	$12.31

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Low Duration Municipal Fund	Period ended March 31, 2014 (Unaudited)*

INVESTMENT INCOME
Interest income (net of premium amortized of $40,323)	$15,915

EXPENSES
Investment advisory fees (Note 3)	7,102
Administration fees (Note 3)
Class A Shares	793
Class I Shares	571
Distribution and service fees (Note 3)
Class A Shares	1,282
Transfer agent fees
Class A Shares	920
Class I Shares	920
Registration and filing fees
Class A Shares	4,600
Class I Shares	4,600
Custodian fees (Note 3)	4,622
Professional fees	6,992
Accounting fees	92
Trustee fees	92
Other expenses	7,081

Total Expenses	39,667
Less:
Expenses reimbursed by investment advisor (Note 3)	(12,771)
Investment advisory fees waived by investment advisor (Note 3)	(17,630)
Fees paid indirectly (Note 3)	(22)

Net Expenses	9,244

Net Investment Income	6,671

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) of investments	2,360

Net Realized and Unrealized Gain	2,360

Net Increase in Net Assets Resulting from Operations	$9,031

*	For the period from commencement of operations on December 30, 2013 through March 31, 2014.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Thornburg Low Duration Municipal Fund

Period Ended* March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$6,671
Net unrealized appreciation (depreciation) on investments	2,360

Net Increase (Decrease) in Net Assets Resulting from Operations	9,031

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,649)
Class I Shares	(5,022)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	2,678,714
Class I Shares	7,703,035

Net Increase in Net Assets	10,384,109

NET ASSETS
Beginning of Period	—

End of Period	$10,384,109

*	For the unaudited period from commencement of operations on December 30, 2013 through March 31, 2014.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax consistent with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest outstanding: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$7,767,177	$—	$7,767,177	$—

Total Investments in Securities	$7,767,177	$—	$7,767,177	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the period ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2014, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $25 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the period ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the period ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $6,681 for Class A shares and $6,090 for Class I shares, and voluntarily waived investment advisory fees of $17,630.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2014, fees paid indirectly were $22.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended* March 31, 2014
	Shares	Amount
Class A Shares
Shares sold	217,467	$2,677,069
Shares issued to shareholders in reinvestment of dividends	133	1,645
Shares repurchased	—	—

Net increase (decrease)	217,600	$2,678,714

Class I Shares
Shares sold	625,309	$7,698,050
Shares issued to shareholders in reinvestment of dividends	405	4,985
Shares repurchased	—	—

Net increase (decrease)	625,714	$7,703,035

*	Fund commenced operations on December 30, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the period ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $7,205,141 and $0, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$7,764,817

Gross unrealized appreciation on a tax basis	$11,161
Gross unrealized depreciation on a tax basis	(8,801)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,360

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report     21

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)(d)	$12.31	0.01	—	0.01	(0.01)	—	(0.01)	$12.31	0.26	(e)	0.63	(e)	0.63	(e)	2.68	(e)	0.06	—	$2,679
Class I Shares
2014(b)(d)	$12.31	0.01	—	0.01	(0.01)	—	(0.01)	$12.31	0.44	(e)	0.46	(e)	0.46	(e)	1.99	(e)	0.11	—	$7,705

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 30, 2013.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Period Ended March 31.
(e)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,000.60	$3.14
Hypothetical*	$1,000.00	$1,021.79	$3.17
Class I Shares
Actual	$1,000.00	$1,001.10	$2.30
Hypothetical*	$1,000.00	$1,022.64	$2.32

†	Expenses are equal to the annualized expense ratio for each class (A: 0.63%; I: 0.46%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg Low Duration Municipal Fund	March 31, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 30, 2013. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2014. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

26    This page is not part of the Semi-Annual Report

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Thornburg
INVESTMENT MANAGEMENT

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Investment Advisor:
Thornburg Investment Management®
800.847.0200

Distributor:
Thornburg Securities Corporation®
800.847.0200

TH3053

Thornburg Limited Term Municipal Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best Short-Intermediate Municipal Debt Fund
Ten-year period. Class I shares among 29 funds.

Thornburg
INVESTMENT MANAGEMENT

Invest in our planet, while you invest with us.

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IMPORTANT INFORMATION

Best Short-Intermediate Municipal Debt Fund

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). In 2014, Class I shares won for the ten-year period ended 11/30/2013 among 29 funds. The Fund did not win the award for other time periods.

The information presented on the following pages is current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LIMITED TERM MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from September 28, 1984 through March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	0.25%	3.37%	3.94%	3.20%	5.24%
With sales charge	(1.23%)	2.86%	3.63%	3.05%	5.18%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.71%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	1.72%

SEC Yield	0.92%

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	1,970

Effective Duration	3.5 Yrs

Average Maturity	4.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

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Thornburg Limited Term Municipal Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

April 15, 2014

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased seven cents to $14.45 per share during the six months ended March 31, 2014. If you were with us for the entire period, you received dividends of 13.3 cents per share. If you reinvested your dividends, you received 13.4 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 1.42% at NAV for the six months ended March 31, 2014, compared to the 1.74% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index (BAML 1-10 Year Municipal Index). The Fund generated 0.91% more price return and 1.23% less income than the index.

The first six months of fiscal 2014 were very interesting as interest-rate changes went in various directions, depending on the maturity discussed. This period certainly highlighted the fact that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. The gold bars show the yield changes from September 30, 2013 through December 31, 2013. Short-term yields (maturities of five years or less) moved lower, while yields in maturities from five years to 20 years moved higher by varying amounts, and longer-term maturities were flat to slightly lower. It is helpful to remember the market tone during that period. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Again, yield changes were not uniform across the yield curve. This time, after the new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that focus their investment universe across the different segments of the yield curve. In our opinion, that would mean owning some of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration was 3.49 years compared to 4.00 years for the benchmark. This helped relative performance by 0.03% as interest rates increased during the period. The Fund’s position along the yield curve added 0.03% and sector selection was immaterial to relative performance. Our underweight in high-quality AAA bonds was a contributor, adding 0.33% to performance. Other factors including security selection cost 0.08% of underperformance and other factors cost 0.60%.

Chart I Changes in AAA General-Obligation Municipal Yield Curve

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LETTER TO SHAREHOLDERS,

CONTINUED

Chart II Labor Market Indicators

2/28/1990 – 3/31/2014

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 185,000 per month for the six months ended March 31, 2014. The unemployment rate has declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed has declined to 58.9% as of March 31, 2014 from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation certainly contributes to this decline, but does not account for all of it. Chart II illustrates each of these trends from 1990.

Inflation, the bondholder’s worst enemy, has remained well controlled in the last six months. The year-over-year change in the Consumer Price Index (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of September 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?”

In January 2014, Janet Yellen replaced Ben Bernanke as Federal Reserve Chair. Her appointment as Fed Chair assured a continuation of the current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities, the tapering of QE3. Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Municipal Market

The municipal market has performed very well over the last six months. The monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, has reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of calendar year 2014 municipal bond mutual funds experienced $1.1 billion inflows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive return environment, but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of the new municipal bonds was down 26% for the first three months of 2014. So muted demand was met with reduced supply, yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

From the fourth quarter of 2012 through the fourth quarter of 2013 (the latest data available), the index increased on average 2.8%. It ranged from a high of 8.8% to a low of negative 7.5%. For the comparable period from the prior year, the average was an increase of 0.2%, with a range from 9.9% to negative 4.1%. In addition, state pension funds are still wrestling with some of their issues. The median funding levels have declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate).

Two municipal bond market credit stories (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems. Thornburg Funds do not have direct exposure to the city of Detroit.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely as a potential addition to the Thornburg Strategic Municipal Income Fund and decided not to purchase it. The deal initially traded up to around $97.00, but as of this writing (close of business April 15th), it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

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LETTER TO SHAREHOLDERS,

CONTINUED

Conclusion

Your Thornburg Limited Term Municipal Fund maintains a laddered portfolio structure comprised of 774 municipal obligors as of March 31, 2014. We ladder our core portfolios because we believe that this structure tends to maximize an investor’s income. In our opinion, a laddered portfolio structure outperforms the other structures (bullet and barbell) two thirds of the time.1 This structure effectively manages a portfolio’s yield curve exposure by owning a roughly equal weighting of each maturity, thereby minimizing a major risk factor.

We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across the Thornburg Limited Term Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. More importantly, it frees the team to concentrate on higher value-added tasks, such as bottom-up credit research. It is just this type of research that has allowed us to avoid the two largest headline-grabbing credit issues fundamental in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed in us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

[1]	For a copy of the study, go to www.thornburg.com/whyladder

Chart III Percent of Portfolio Maturing

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.64%
Alabama Public School & College Authority, 5.00% due 5/1/2015 (Education System Capital Improvements)	NR/Aa1	$8,530,000	$8,976,375
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	5,000,000	5,473,400
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,681,240
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	903,834
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	6,007,012
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,309,758
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,656,666
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	875,400
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,158,141
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,222,208
[a] Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,372,685
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,073,650
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,064,940
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,304,107
City of Birmingham GO, 5.00% due 2/1/2015 (Government Services)	AA/Aa2	4,240,000	4,404,300
City of Birmingham GO, 4.00% due 8/1/2015 (Government Services)	AA/Aa2	3,005,000	3,149,120
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	4,069,072
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	3,917,573
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,271,995
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	3,020,240
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,269,600
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	6,000,000	6,004,860
City of Mobile Industrial Development Board PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Company Barry Plant Project)	A/A1	6,000,000	6,247,440
City of Mobile Private Placement Warrants GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	920,000	947,444
City of Mobile Warrants GO, 5.00% due 2/15/2019 (City Capital Improvements)	AA-/Aa2	2,000,000	2,249,700
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,402,082
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	889,136
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,299,045
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,847,297
Town of Courtland Industrial Development Board, 4.75% due 5/1/2017 (Solid Waste Disposal-International Paper Company Project)	BBB/NR	5,000,000	5,089,250
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,837,900
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,700,000	1,945,446

ALASKA — 0.75%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,254,600
[b] Alaska Industrial Development & Export Authority, 5.00% due 4/1/2023 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,123,990
[b] Alaska Industrial Development & Export Authority, 5.00% due 4/1/2024 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,109,660
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA+/Aa3	2,000,000	2,000,000
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA+/Aa3	1,900,000	1,989,984
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA+/Aa3	1,100,000	1,195,040
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA+/Aa3	3,000,000	3,356,160
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA+/Aa3	2,455,000	2,805,893

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	AA+/Aa2	$1,175,000	$1,184,471
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	3,700,000	4,266,137
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	12,000,000	13,836,120
North Slope Borough GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,445,487
North Slope Borough GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	9,953,064
State of Alaska, 5.00% due 10/1/2017 (Alaska International Airports System; Insured: Natl-Re)	AA-/A1	1,115,000	1,227,336

ARIZONA — 3.71%
Arizona Board of Regents, 4.00% due 7/1/2014 (ASU Polytechnic, Tempe, West Campus Capital Projects)	AA/Aa3	400,000	403,848
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,429,717
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,057,230
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,160,977
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,639,307
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,252,036
Arizona Board of Regents COP, 5.00% due 9/1/2019 pre-refunded 9/1/2014 (Northern Arizona University Research Infrastructure Projects; Insured: AMBAC)	A/A2	3,500,000	3,570,140
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,139,040
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,655,264
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,637,552
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	AA-/Aa3	6,080,000	6,980,205
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,848,125
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,049,439
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,737,333
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,405,505
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,993,290
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A3	1,470,000	1,651,971
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A3	1,365,000	1,552,756
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A3	1,290,000	1,449,741
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	6,245,836
Arizona School Facilities Board, 5.00% due 1/1/2017 pre-refunded 7/1/2015 (State School Improvement)	AAA/Aaa	1,225,000	1,298,365
Arizona School Facilities Board COP, 5.25% due 9/1/2023 (School Site and Building Projects)	A+/A1	1,315,000	1,434,218
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	4,125,970
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,850,504
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,862,150
City of Chandler, 3.00% due 7/1/2014	AA/Aa3	2,790,000	2,809,363
City of Tucson, 5.00% due 7/1/2022	AA+/A1	2,135,000	2,460,160
City of Tucson GO, 3.625% due 7/1/2015 (Insured: Natl-Re)	AA-/Aa3	1,750,000	1,823,430
City of Yuma Municipal Property Corp., 5.00% due 7/1/2016 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,000,000	2,171,900
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,341,339
Deer Valley USD No. 97 of Maricopa County, 4.00% due 7/1/2015 (2004 School Improvement Project; Insured: AGM)	NR/Aa2	1,325,000	1,387,818
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,042,340
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,422,374
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,571,414
Maricopa County IDA Health Facilities, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A3	1,600,000	1,673,408
Maricopa County IDA Health Facilities, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health Care West)	A/A3	7,500,000	7,588,350
Maricopa County Public Finance Corp., 5.00% due 7/1/2024 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,079,430
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,069,100
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AA+/NR	3,135,000	3,135,000
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	12,598,157
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	A-/A3	1,600,000	1,613,104
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	A-/A3	2,600,000	2,621,294
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	A-/A3	9,700,000	10,696,675
Phoenix Union High School District No. 210 of Maricopa County GO, 4.00% due 7/1/2015 (2003 School Improvement Project; Insured: Natl-Re)	AA/Aa2	1,500,000	1,571,700
Pima County, 4.00% due 7/1/2014 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,500,000	1,514,535
Pima County, 5.00% due 7/1/2015 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,400,000	1,484,392
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,203,480
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,635,274
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,750,000	3,118,830
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	538,040
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,793,900
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,317,560
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	700,000	811,146
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	589,805
[a] Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,200,000	1,255,416
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	400,000	471,892

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	$1,325,000	$1,368,619
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	591,235
Pima County COP, 3.00% due 12/1/2014 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,220,000	2,261,470
Pima County COP, 5.00% due 12/1/2015 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,250,000	1,347,150
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	668,538
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,589,951
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	500,000	578,890
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	882,871
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,403,512
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,465,472
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA-/Aa2	2,500,000	2,703,825
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA-/Aa2	3,000,000	3,299,640
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA-/Aa2	3,285,000	3,670,298
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA-/Aa2	2,000,000	2,246,600
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	A-/A2	6,885,000	7,613,433
State of Arizona COP, 5.00% due 10/1/2014 (State Dept. of Administration Lease Purchase Agreement; Insured: AGM)	AA/A1	10,175,000	10,415,333
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	9,605,161
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	10,063,154
Town of Gilbert Public Facilities Municipal Property Corporation, 3.00% due 7/1/2015	AA/Aa2	1,080,000	1,115,662
University Arizona Medical Center Corp. GO, 5.00% due 7/1/2014	BBB+/Baa1	1,000,000	1,010,050

ARKANSAS — 0.53%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	474,651
Board of Trustees of the University of Arkansas, 1.00% due 9/15/2014 (Fayetteville Campus Athletic Facilities)	NR/Aa2	475,000	476,724
Board of Trustees of the University of Arkansas, 1.00% due 11/1/2014 (Fayetteville Campus Capital Projects)	NR/Aa2	295,000	296,392
Board of Trustees of the University of Arkansas, 2.00% due 9/15/2015 (Fayetteville Campus Athletic Facilities)	NR/Aa2	455,000	465,388
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2015 (Fayetteville Campus Capital Projects)	NR/Aa2	375,000	384,398
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Capital Projects)	NR/Aa2	600,000	618,984
Board of Trustees of the University of Arkansas, 5.00% due 9/15/2019 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	661,962
City of Fort Smith, 3.00% due 10/1/2014 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,013,580
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,370,000	1,465,242
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	2,091,367
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,111,840
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,859,679
Independence County PCR, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/A3	6,400,000	6,511,040
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,005,000	1,043,019
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,395,000	1,475,491
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,468,115
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A3	10,000,000	10,075,700
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,631,763
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,739,201

CALIFORNIA — 7.57%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,386,249
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,176,760
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,357,200
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,771,680
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,250,000	2,443,675
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA/NR	520,000	529,438
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA/NR	325,000	345,761
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA/NR	965,000	1,063,411
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA/NR	1,020,000	1,147,286
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA/NR	725,000	820,301
Cabrillo USD GO, 0% due 8/1/2015 (Educational Facilities Projects; Insured: AMBAC)	NR/NR	1,000,000	991,180
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	768,960
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,631,959
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,618,860
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,575,000	2,866,438
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,865,000	3,316,553
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,975,000	2,323,844
California HFFA, 5.00% due 3/1/2020 (Catholic HealthCare West Health Facilities)	A/A3	4,400,000	5,030,960
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,695,000	1,979,913
California HFFA, 5.00% due 3/1/2021 (Catholic HealthCare West Health Facilities)	A/A3	3,450,000	3,929,343
California HFFA, 5.25% due 3/1/2022 (Catholic HealthCare West Health Facilities)	A/A3	7,020,000	8,026,668
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	3,500,000	3,542,315
California HFFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	2,000,000	2,022,960

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	$5,000,000	$5,815,200
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A2	570,000	572,371
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa2	5,000,000	5,260,700
California State Department of Water Resources, 5.00% due 5/1/2016	AA-/Aa2	5,000,000	5,476,350
California State Economic Recovery GO, 5.00% due 7/1/2018	AA/Aa2	4,000,000	4,656,800
California State Economic Recovery GO, 5.00% due 7/1/2020	AA/Aa2	4,200,000	4,954,530
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments-MFH; Collateralized: GNMA)	NR/Aa1	1,725,000	1,755,550
California State Public Works Board, 3.00% due 4/1/2014 (Various Capital Projects)	A-/A2	250,000	250,000
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,326,670
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,420,870
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A-/Aa3	3,000,000	3,428,100
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A-/Aa3	2,700,000	3,129,894
California State Public Works Board, 5.00% due 4/1/2020 (Riverside Campus)	A-/A2	1,585,000	1,846,034
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A-/A2	1,675,000	1,953,938
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A-/A2	5,685,000	6,631,723
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A-/A2	1,000,000	1,169,870
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A-/A2	1,500,000	1,755,855
California State Public Works Board, 5.00% due 4/1/2021 (Riverside Campus)	A-/A2	890,000	1,037,375
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A-/A2	1,250,000	1,459,950
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A-/A2	5,000,000	5,839,800
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A-/A2	1,000,000	1,172,620
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A-/A2	1,750,000	2,053,975
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A-/A2	750,000	880,275
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A-/A2	500,000	585,010
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A-/A2	11,555,000	13,524,896
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A-/A2	10,075,000	11,799,941
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A-/A2	1,900,000	2,216,065
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A-/A2	2,050,000	2,366,417
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	31,536,000
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	2,080,000	2,075,424
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA/NR	10,125,000	7,348,219
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	4,870,000	4,171,058
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/A1	600,000	677,580
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/A1	1,750,000	2,038,837
Chula Vista COP, 5.25% due 3/1/2018	AA-/NR	1,170,000	1,331,355
Chula Vista COP, 5.25% due 3/1/2019	AA-/NR	1,235,000	1,420,411
City and County of San Francisco GO, 5.00% due 6/15/2015 (Various Capital Projects)	AA+/Aa1	18,385,000	19,470,267
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/Baa1	2,685,000	2,380,628
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	5,000,000	5,597,200
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Insured: AGM)	AA/NR	3,000,000	3,420,930
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Insured: AGM)	AA/NR	3,000,000	3,433,290
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA/A1	1,075,000	1,031,151
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,139,604
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/Baa1	2,655,000	2,145,373
Inland Valley Development Agency, 5.50% due 4/1/2014 (ETM)	NR/NR	2,000,000	2,000,000
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	12,000,000	12,000,000
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,295,000	2,635,027
Los Angeles County Metropolitan Transportation Authority, 5.00% due 7/1/2019 pre-refunded 7/1/2014 (Metro Orange Line Transit System; Insured: Natl-Re)	AA+/Aa3	2,185,000	2,211,198
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/A1	17,935,000	20,974,444
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	4,000,000	4,631,240
Los Angeles USD COP, 5.00% due 10/1/2017 (Information Technology; Insured: AMBAC)	A+/A1	2,445,000	2,773,290
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Projects)	A+/A1	4,600,000	5,418,156
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities Improvements)	A+/A1	7,040,000	8,361,056
Los Angeles USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/Aa2	4,000,000	4,516,160
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,568,240
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,560,580
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,851,150
Needles USD GO, 0% due 8/1/2023	AA-/Baa1	1,005,000	629,683
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,108,625
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,136,190
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	5,188,915
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,176,600
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,525,724

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa3	$1,245,000	$1,406,402
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	904,610
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,072,627
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,434,979
Regents of the University of California, 5.00% due 5/15/2019 (Higher Education Facilities; Insured: AGM)	AA/Aa2	4,245,000	4,509,930
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	2,984,972
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/Baa1	2,920,000	2,394,517
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/Baa1	1,600,000	1,158,576
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,797,293
[a] Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB-/NR	8,290,000	8,642,491
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/A1	750,000	846,975
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	4,870,000	5,284,047
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	5,000,000	5,429,800
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	8,675,000	9,348,006
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,564,320
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,427,500
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,174,800
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	1,240,000	1,278,601
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	10,000,000	11,939,600
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2022 (Insured: Natl-Re)	AA+/Aa2	1,220,000	1,286,197
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	6,556,900
San Jose Redevelopment Agency, 6.00% due 8/1/2015 (Insured: Natl-Re)	AA-/Baa1	2,780,000	2,949,469
San Juan USD GO, 0% due 8/1/2015 (Sacramento County Educational Facilities; Insured: AGM)	AA/Aa2	760,000	754,247
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/Baa1	4,035,000	4,746,451
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/Baa1	3,425,000	3,047,976
Santa Clara County Financing Authority, 4.00% due 5/15/2014 (Multiple Facilities)	AA+/A1	4,245,000	4,265,164
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/Baa1	7,000,000	4,422,740
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,773,787
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,130,000	5,735,956
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,007,780
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	A/A1	1,250,000	1,426,763
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	A/A1	10,000,000	11,813,200
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	A/A1	5,000,000	5,921,750
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	A+/A2	2,000,000	2,274,680
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A2	2,000,000	2,303,860
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	1,000,581
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,083,932
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,114,197
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities)	SP-1/NR	3,490,000	3,490,000
Ventura County COP, 5.00% due 8/15/2016	AA+/Aa3	1,520,000	1,673,976
Ventura County COP, 5.25% due 8/15/2017	AA+/Aa3	1,635,000	1,860,189
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities Projects; Insured: AGM)	AA/Aa3	4,000,000	2,999,120
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	6,180,000	6,995,945

COLORADO — 1.84%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA) (ETM)	AA-/NR	1,475,000	1,533,174
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl- Re/FHA) (ETM)	AA-/NR	1,505,000	1,598,762
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	BBB-/NR	220,000	220,378
Castle Oaks Metropolitan District GO, 6.125% due 12/1/2035 pre-refunded 12/1/2015	NR/NR	1,428,000	1,557,834
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	AA-/A1	1,725,000	1,917,872
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,140,410
City & County of Denver Airport System, 0.24% due 11/15/2025 put 4/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	200,000	200,000
City & County of Denver Airport System, 0.28% due 11/15/2025 put 4/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	11,710,000	11,710,000
City & County of Denver COP, 5.00% due 5/1/2014 (Human Services Center Properties; Insured: MBIA)	AA+/Aa1	4,000,000	4,015,520
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa1	3,065,000	3,565,913
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa1	3,825,000	4,446,907
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa1	1,720,000	2,008,289
City & County of Denver COP, 0.07% due 12/1/2029 put 4/1/2014 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	3,530,000	3,530,000
City & County of Denver COP, 0.07% due 12/1/2029 put 4/1/2014 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,500,000	2,500,000

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City & County of Denver COP, 0.07% due 12/1/2031 put 4/1/2014 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	$3,590,000	$3,590,082
City & County of Denver GO, 3.00% due 8/1/2015 (Civic Facilities and Denver Zoological Gardens Improvements)	AAA/Aaa	720,000	747,288
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	350,000	379,831
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	440,372
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	654,912
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,150,590
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,180,555
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,352,268
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,860,379
Colorado Department of Corrections COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,174,140
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,245,640
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,590,000	1,830,646
Colorado Department of Corrections COP, 5.00% due 3/1/2019 pre-refunded 3/1/2016 (Colorado Penitentiary II Project; Insured: AMBAC)	AA-/Aa2	4,930,000	5,365,220
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	660,000	663,439
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,592,012
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,817,303
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,043,242
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,122,220
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,541,429
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	1,185,000	1,325,257
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	2,225,000	2,588,342
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	A+/A1	1,000,000	1,081,550
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	A+/A1	3,000,000	3,085,440
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,548,497
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,872,013
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,100,000	1,148,730
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA/NR	2,175,000	2,490,875
E-470 Public Highway Authority, 0% due 9/1/2014 (Insured: Natl-Re)	AA-/Baa1	1,910,000	1,902,704
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,081,880
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,527,625
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA/NR	1,000,000	1,069,070
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA/NR	1,035,000	1,140,187
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA/NR	1,525,000	1,711,874
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA/NR	1,200,000	1,390,536
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA/NR	1,000,000	1,169,040
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	778,435
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	970,649
Regional Transportation District COP, 5.00% due 6/1/2018	A/Aa3	1,750,000	2,003,575
Regional Transportation District COP, 5.00% due 6/1/2019	A/Aa3	4,730,000	5,439,405
Regional Transportation District COP, 5.00% due 6/1/2020	A/Aa3	3,655,000	4,181,210
Regional Transportation District COP, 5.50% due 6/1/2021	A/Aa3	2,370,000	2,740,715
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	500,000	520,540

CONNECTICUT — 0.27%
Capital City EDA, 5.00% due 6/15/2015 (Adriaen’s Landing Convention Center; Insured: AGM)	AA/A2	1,705,000	1,721,879
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,246,837
State of Connecticut GO, 5.00% due 6/1/2019 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	3,137,605
State of Connecticut GO Floating Rate Note, 0.83% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	731,192
State of Connecticut GO Floating Rate Note, 0.71% due 9/15/2024 (Education Capital Projects)	AA/Aa3	10,000,000	10,050,100

DELAWARE — 0.03%
State of Delaware GO, 5.00% due 7/1/2014	AAA/Aaa	860,000	870,526
State of Delaware GO, 5.25% due 8/1/2014	AAA/Aaa	1,000,000	1,017,150

DISTRICT OF COLUMBIA — 0.71%
District of Columbia, 4.00% due 4/1/2015 (National Public Radio) (ETM)	AA-/Aa3	1,000,000	1,037,070
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	685,000	746,629

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	$1,830,000	$1,996,127
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,745,000	1,997,362
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	930,999
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,890,000	2,192,003
District of Columbia COP, 5.25% due 1/1/2015 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	3,125,000	3,239,813
District of Columbia COP, 5.25% due 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	4,700,000	5,075,530
District of Columbia COP, 5.00% due 1/1/2018 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	5,000,000	5,305,500
District of Columbia COP, 5.00% due 1/1/2019 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	5,000,000	5,295,650
District of Columbia COP, 4.50% due 1/1/2021 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	1,100,000	1,157,354
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA-/Aa2	5,000,000	5,965,300
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA-/Aa2	3,005,000	3,576,070
[a] District of Columbia Housing Finance Agency, 5.00% due 7/1/2014 (Insured: AGM-HUD Loan)	AA/A2	1,195,000	1,208,348
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Insured: AGM-HUD Loan)	AA/A2	1,480,000	1,558,100
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA/A3	2,000,000	1,994,700
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA/A3	4,000,000	3,829,960

FLORIDA — 7.27%
[a] Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC) (ETM)	NR/A1	1,625,000	1,664,049
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC)	A+/A1	2,375,000	2,432,546
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A2	2,820,000	3,123,235
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	550,005
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,134,270
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A2	3,500,000	4,009,845
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	471,057
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	575,865
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A2	2,800,000	3,239,768
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,153,520
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,813,201
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,304,060
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA/A1	3,035,000	3,215,582
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA/A1	1,495,000	1,632,959
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA/A1	3,715,000	4,078,476
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA/A1	7,630,000	8,376,519
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,118,710
Broward County School Board COP, 5.00% due 7/1/2021	A/A1	4,000,000	4,586,480
Broward County School Board COP, 5.00% due 7/1/2022	A/A1	4,580,000	5,253,947
Capital Projects Finance Authority, 5.50% due 10/1/2015 (University of Central Florida Apartment Student Housing; Insured: Natl-Re)	AA-/Baa1	2,660,000	2,660,426
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,465,226
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	3,852,038
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa2	1,000,000	1,138,340
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa2	1,050,000	1,214,273
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa2	500,000	583,695
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa2	1,000,000	1,167,890
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa2	1,105,000	1,292,485
City of Lakeland, 6.05% due 10/1/2014 (Energy System; Insured: AGM)	AA/A1	3,750,000	3,858,112
City of Lakeland, 4.00% due 11/15/2014 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,019,520
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/A1	9,780,000	10,819,027
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/A1	7,105,000	8,064,246
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/A1	5,000,000	5,825,550
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,367,587
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/A1	1,695,000	1,972,878
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,202,874
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	840,998
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,351,936
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,890,735
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	892,679
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,147,410
City of Port St. Lucie, 5.00% due 9/1/2015 (Tesoro Special Assessment District; Insured: Natl-Re)	NR/A1	250,000	265,260
City of Port St. Lucie, 1.70% due 7/1/2016 (Tesoro Special Assessment District)	NR/A1	2,140,000	2,162,342
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/A1	2,175,000	2,184,309
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/A1	2,215,000	2,216,772
Collier County, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,436,903
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa2	1,835,000	1,892,949
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA/A2	1,605,000	1,629,332
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA/A2	1,500,000	1,588,335

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Atlantic University Financing Corp., 5.00% due 7/1/2014 (Innovation Village Capital Improvements)	A/A1	$1,950,000	$1,973,673
Florida Atlantic University Financing Corp., 5.00% due 7/1/2015 (Innovation Village Capital Improvements)	A/A1	2,395,000	2,530,054
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,482,798
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,878,210
[a] Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa1	2,365,000	2,365,000
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	2,150,000	2,231,635
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa1	2,345,000	2,508,517
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa1	1,325,000	1,452,439
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa1	2,630,000	2,925,954
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,360,510
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,035,000	1,149,492
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,705,000	1,933,317
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa1	1,030,000	1,143,104
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	687,152
Florida Hurricane Catastrophe Fund Finance Corp., 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,133,540
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,492,778
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,645,141
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,816,002
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,031,420
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	923,951
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	980,371
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,395,220
Florida State Housing Finance Corp., 1.625% due 1/1/2015 (Captiva Cove Apartments-Multi-Family Mtg; Insured: FNMA)	NR/Aaa	1,600,000	1,601,904
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa3	1,000,000	1,075,030
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	1,000,000	1,113,120
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,200,000	3,638,912
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa3	1,000,000	1,072,870
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,000,000	3,473,700
Highlands County HFA, 5.00% due 11/15/2035 pre-refunded 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa3	1,225,000	1,317,475
Hillsborough County, 5.00% due 3/1/2015 (Water and Wastewater System Capital Improvements; Insured: Natl-Re)	AA-/A1	5,000,000	5,192,500
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,109,140
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,856,698
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,121,100
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,368,459
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,633,960
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,655,350
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,473,479
Hillsborough County IDA PCR, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	3,200,000	3,689,792
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,300,000	1,473,979
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,131,880
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,169,200
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2024 (Beach BCA; Insured: Syncora)	NR/A3	4,850,000	5,082,460
Hollywood Water & Sewer, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,305,226
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	3,695,000	4,101,819
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,843,272
JEA, 5.00% due 10/1/2018 (Water & Sewer Systems)	AA/Aa2	1,500,000	1,740,360
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,634,215
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,389,048
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,883,957
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,109,930
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,785,176
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,265,953
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems) (ETM)	NR/Baa1	1,000,000	1,054,170
Miami Beach GO, 4.00% due 9/1/2019	AA-/Aa2	2,745,000	3,040,691
Miami Beach GO, 5.00% due 9/1/2020	AA-/Aa2	3,720,000	4,315,832
Miami Beach GO, 4.00% due 9/1/2021	AA-/Aa2	1,015,000	1,111,455
Miami Beach GO, 5.00% due 9/1/2022	AA-/Aa2	1,000,000	1,148,070
Miami-Dade County, 5.00% due 10/1/2014 (Water and Sewer System; Insured: BHAC)	AA+/Aa1	1,070,000	1,095,520
Miami-Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,845,000	3,785,864
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,535,000	3,391,444
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,255,078
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	4,834,599
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	1,863,748
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,234,240
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: AGM)	AA/A2	7,530,000	8,707,240

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Miami-Dade County Expressway Authority, 5.00% due 7/1/2029 pre-refunded 7/1/2014 (Toll System Five-Year Work Program; Insured: Natl-Re)	AA-/A3	$490,000	$495,939
Miami-Dade County Expressway Authority, 5.00% due 7/1/2033 pre-refunded 7/1/2014 (Toll System Five-Year Work Program; Insured: Natl-Re)	AA-/A3	305,000	308,697
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,837,782
Miami-Dade County School Board, 5.00% due 5/1/2014	AA-/A1	615,000	617,472
Miami-Dade County School Board, 5.00% due 5/1/2014	AA-/A1	385,000	386,552
Miami-Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,069,190
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	AA-/A1	4,065,000	4,430,891
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,105,710
Miami-Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,518,280
Miami-Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA/Aa3	5,130,000	5,478,276
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health, Inc.)	A/A3	2,790,000	2,850,487
Orange County HFA, 5.00% due 10/1/2015 (Orlando Health, Inc.)	A/A3	500,000	530,475
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	2,310,000	2,469,505
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A3	1,980,000	2,216,867
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A3	6,050,000	7,026,470
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	1,870,000	2,214,192
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A3	4,150,000	4,534,082
Orlando and Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/FGIC/IBC)	AA-/A2	3,000,000	3,497,880
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Master Lease Purchase Agreement)	NR/Aa3	800,000	916,048
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Master Lease Purchase Agreement)	NR/Aa3	940,000	1,037,948
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Master Lease Purchase Agreement)	NR/Aa3	1,090,000	1,257,108
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Master Lease Purchase Agreement)	NR/Aa3	3,835,000	4,157,945
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Master Lease Purchase Agreement)	NR/Aa3	1,660,000	1,906,659
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Master Lease Purchase Agreement)	NR/Aa3	1,300,000	1,425,255
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,415,952
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,205,906
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,646,703
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,165,000	4,730,524
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,357,800
Reedy Creek Improvement District, 5.00% due 10/1/2014 (Walt Disney World Resort Complex Utility Systems)	A/A1	460,000	470,640
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	451,648
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	865,660
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,373,544
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	714,144
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	854,565
Reedy Creek Improvement District GO, 5.00% due 6/1/2023	A+/Aa3	1,940,000	2,286,348
School Board of Alachua County COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,811,664
School Board of Alachua County COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,556,562
School Board of Lake County COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,260,140
School Board of Lake County COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,688,683
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	7,816,406
South Florida Water Management District COP, 5.00% due 10/1/2015 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	1,000,000	1,066,150
South Florida Water Management District COP, 5.00% due 10/1/2023 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	548,785
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	4,985,000	5,499,901
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,214,279
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	745,000	751,839
St. Petersburg HFA, 5.50% due 11/15/2015 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,995,000	2,003,638
[a] St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	1,988,534
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,647,345
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Insured: AGM)	AA/Aa3	5,000,000	5,694,800
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,278,500
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,394,168
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	1,934,398
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,408,456
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,362,053
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,529,740
Tampa BayCare Health Systems, 5.00% due 11/15/2016	NR/Aa2	2,855,000	3,185,095
Tampa BayCare Health Systems, 5.00% due 11/15/2017	NR/Aa2	1,215,000	1,377,944
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	AA-/Baa1	500,000	512,665
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re)	AA-/Baa1	1,640,000	1,720,803
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA/A2	2,320,000	2,563,809
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA/A2	1,030,000	1,129,271
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA/A2	2,075,000	2,382,411
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA/A2	2,350,000	2,706,448

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
GEORGIA — 2.22%
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2015 (UGAREF Bolton Commons, LLC)	NR/Aa2	$3,575,000	$3,682,894
Athens-Clarke County Unified Government Development Authority, 3.00% due 12/15/2015 (UGAREF Coverdell Building, LLC)	NR/Aa2	670,000	697,885
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2016 (UGAREF Bolton Commons, LLC)	NR/Aa2	300,000	314,550
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	539,070
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	457,924
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	429,258
City of Atlanta, 5.50% due 11/1/2014 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	3,000,000	3,092,820
City of Atlanta, 5.50% due 11/1/2015 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	4,000,000	4,326,280
City of Atlanta, 5.00% due 1/1/2016 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	1,495,000	1,612,328
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA/Aa3	3,215,000	3,565,885
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	8,215,000	9,213,533
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	3,650,000	4,025,403
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa3	4,745,000	5,395,112
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	2,100,000	2,394,210
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,638,388
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	A+/Aa3	5,650,000	6,863,394
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	6,000,000	6,951,720
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,884,300
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	7,000,000	7,992,040
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,219,073
[b] City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	A+/Aa3	1,000,000	1,167,950
[b] City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	A+/A1	1,350,000	1,571,751
[b] City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	A+/A1	2,500,000	2,878,750
[b] City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	A+/Aa3	1,645,000	1,901,686
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A/A3	6,000,000	6,186,960
Development Authority of the City of Milledgeville and Baldwin County, 5.625% due 9/1/2030 pre-refunded 9/1/2014 (Georgia College & State University Foundation Property III, LLC)	AA+/NR	1,280,000	1,322,022
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,287,555
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,487,548
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,601,616
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	905,000	984,531
Georgia Municipal Gas Authority, 5.00% due 4/1/2014 (Gas Portfolio III)	AA-/A1	3,000,000	3,000,000
Gwinnett County Hospital Authority, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,419,000
Gwinnett County School District GO, 4.00% due 10/1/2015 (Educational Capital Building Program)	AAA/Aaa	10,000,000	10,571,900
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,500,000	2,668,300
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A-/Baa2	2,000,000	2,076,860
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa2	5,000,000	5,525,550
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,635,000	1,794,625
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,683,015

GUAM — 0.37%
Government of Guam, 5.25% due 12/1/2016	BBB+/NR	5,610,000	6,037,931
Government of Guam, 5.25% due 12/1/2017	BBB+/NR	2,000,000	2,169,880
Government of Guam, 5.50% due 12/1/2018	BBB+/NR	3,000,000	3,308,580
Government of Guam, 5.50% due 12/1/2019	BBB+/NR	2,000,000	2,195,400
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Ba1	300,000	331,887
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Ba1	1,050,000	1,156,113
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Ba1	645,000	708,881
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,132,090
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,695,570
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	5,015,000	5,704,161

HAWAII — 1.23%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,282,460
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	9,795,265
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	2,770,000	3,290,788
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,088,730
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	7,990,884
County of Hawaii GO, 4.00% due 9/1/2014 (County Capital Improvement Projects)	AA-/Aa2	1,475,000	1,498,629
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	12,000,000	13,741,320
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	23,333,200
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,545,580
[a] State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	2,964,525
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,565,650

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	$4,000,000	$4,727,240

IDAHO — 0.28%
Idaho Housing & Finance Association, 3.00% due 8/15/2015	NR/NR	650,000	673,972
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	440,000	441,813
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,468,517
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,665,000	15,623,877

ILLINOIS — 6.44%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2018 (School District Capital Improvement Program) (State Aid Withholding)	A+/Baa1	3,000,000	3,388,230
Board of Education of the City of Chicago GO, 5.00% due 12/1/2019 (School District Capital Improvement Program) (State Aid Withholding)	A+/Baa1	2,000,000	2,249,000
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	9,764,160
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (School District Capital Improvement Program) (State Aid Withholding)	A+/Baa1	2,500,000	2,810,800
Chicago Housing Authority, 5.00% due 7/1/2015 (Housing Transformation Capital Program; Insured: AGM) (ETM)	AA/A2	8,460,000	8,957,871
Chicago Housing Authority, 5.00% due 7/1/2016 (Housing Transformation Capital Program; Insured: AGM) (ETM)	AA/A2	2,000,000	2,201,100
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan)	AA+/A3	1,150,000	1,281,066
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	700,000	731,227
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/Baa1	1,500,000	1,691,655
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A2	3,000,000	3,332,280
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A2	2,500,000	2,851,650
City of Chicago, 5.00% due 11/1/2015 (Water System Extensions & Improvements; Insured: AGM)	AA/A2	1,050,000	1,124,246
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A+/A3	1,475,000	1,593,796
City of Chicago, 5.00% due 1/1/2020 (Insured: AGM)	AAA/A2	1,320,000	1,383,215
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,400,525
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	5,031,050
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A-/A3	6,215,000	7,052,471
City of Chicago, 5.25% due 1/1/2023 (O’Hare International Airport; Insured: AGM)	AA/A2	2,000,000	2,092,460
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A-/A3	16,060,000	17,951,226
City of Chicago, 0.29% due 1/1/2034 put 4/1/2014 (Liquidity Facility; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Baa1	49,235,000	49,235,000
City of Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	AA-/Baa1	465,000	478,490
City of Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re)	AA-/Baa1	4,100,000	4,601,922
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/Baa1	1,000,000	1,129,410
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	2,105,000	2,112,283
City of Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re)	AA-/Baa1	2,670,000	2,612,408
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	AA-/Baa1	3,050,000	3,259,992
City of Chicago GO, 5.25% due 1/1/2021 (Public Infrastructure and Facility Improvements)	A+/Baa1	500,000	551,170
City of Chicago O’Hare International Airport, 5.00% due 1/1/2022 (O’Hare Modernization Program)	A-/A2	5,835,000	6,592,500
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,095,850
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	852,298
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,746,879
City of Quincy, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,023,740
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,900,990
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A-/A3	500,000	552,980
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,182,699
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,123,340
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,351,496
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,117,790
Community College District No. 514 GO, 4.25% due 12/1/2015 (Illinois Central College)	AA+/Aa2	2,360,000	2,508,373
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,499,145
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,175,103
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	2,500,000	2,889,000
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re) (ETM)	NR/Baa1	95,000	92,177
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/Baa1	1,090,000	1,020,502
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	380,723
Community High School District No. 127 GO, 9.00% due 2/1/2015 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,610,000	1,718,643
Community High School District No. 127 GO, 9.00% due 2/1/2016 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,890,000	2,157,832
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	2,025,000	2,444,965
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,111,290
Community Unit School District No. 300 GO, 0% due 12/1/2021 (Kane, McHenry Cook & DeKalb Counties; Insured: AMBAC)	NR/Aa3	2,000,000	1,566,240
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties; Insured: Natl-Re)	NR/Aa3	3,165,000	2,560,453

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County)	AA-/Aa2	$6,140,000	$4,945,463
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	AA/NR	720,000	823,759
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	AA/NR	1,000,000	1,140,000
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	AA/NR	1,250,000	1,418,812
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	AA/NR	1,250,000	1,415,825
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	206,281
County of Cook GO, 5.00% due 11/15/2015 (Capital Improvement Plan; Insured: Natl-Re)	AA/A1	2,000,000	2,147,080
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA/A1	3,690,000	4,215,714
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	925,000	995,938
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	3,590,000	4,005,076
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	2,000,000	2,273,800
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	2,000,000	2,132,720
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	5,000,000	5,684,500
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	2,105,000	2,393,174
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,000,000	1,056,180
County of Cook GO, 5.00% due 11/15/2022 pre-refunded 5/15/2014 (Capital Improvement Plan; Insured: AMBAC)	NR/A1	480,000	487,646
County of Cook GO, 5.00% due 11/15/2022 pre-refunded 5/15/2014 (Capital Improvement Plan; Insured: AMBAC)	AA/A1	1,020,000	1,036,249
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,500,000	1,702,155
County of McHenry, 4.50% due 1/15/2016 (Highway Improvement Plan)	NR/Aaa	1,000,000	1,030,380
County of Winnebago GO, 3.00% due 12/30/2015 (Public Safety)	NR/Aa2	1,035,000	1,081,140
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A1	1,500,000	1,723,125
Forest Preserve District of Kane County GO, 5.00% due 12/15/2015 (Insured: Natl-Re)	AA+/Baa1	2,780,000	2,996,979
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	AA-/NR	3,030,000	3,281,096
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,269,820
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,888,850
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,358,149
Illinois Finance Authority, 5.00% due 5/1/2014 (Student Housing)	NR/Baa3	3,895,000	3,903,102
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	5,000,000	5,134,250
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,112,440
Illinois Finance Authority, 5.25% due 5/15/2015 (Resurrection Health Care Corp.)	BBB+/Baa1	1,000,000	1,044,020
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A2	1,000,000	1,067,710
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,338,650
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,716,876
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,358,263
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,844,902
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	AA-/A2	1,000,000	1,103,940
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,526,479
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,163,780
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,934,462
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,484,122
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa2	1,000,000	1,069,650
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA/Aa2	1,250,000	1,432,137
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A/Aa3	9,500,000	9,746,905
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	2,350,000	2,520,140
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural Utilities Cooperative)	A/NR	16,810,000	16,840,594
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA/Aa3	5,000,000	5,197,700
Lake County Community High School District No. 127 GO, 7.375% due 2/1/2020 (Grayslake; Insured: Syncora)	AAA/NR	1,000,000	1,274,080
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	AA-/NR	3,475,000	3,426,350
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re)	AA-/Baa1	8,245,000	7,996,825
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	AAA/NR	4,000,000	4,598,080
Metropolitan Water Reclamation District of Greater Chicago GO, 4.00% due 12/1/2014 (Capital Improvements)	AAA/Aa1	2,500,000	2,564,000
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	25,299,560
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,838,358
Regional Transportation Authority GO, 6.25% due 7/1/2014 (Insured: Natl-Re)	AA/Aa3	3,500,000	3,553,025
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA/NR	2,210,000	2,285,869
School District No. 122 GO, 0% due 1/1/2016 (Winnebago County-Harlem-Loves Park; Insured: AGM)	NR/A2	2,000,000	1,961,280
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	5,241,320
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB-/Baa3	915,000	965,188
State of Illinois, 3.50% due 6/15/2014 (Build Illinois Bond Retirement & Interest Fund)	AAA/A3	6,455,000	6,499,733
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bond Retirement & Interest Fund)	AAA/NR	3,500,000	3,844,400
Town of Cicero Cook County GO, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	2,375,000	2,620,242
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Insured: AGM)	AA/A2	2,000,000	2,213,100
Town of Cicero Cook County GO, 5.25% due 1/1/2019 pre-refunded 1/1/2015 (Economic Redevelopment; Insured: Syncora)	NR/NR	6,140,000	6,370,803
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,180,777
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Insured: AGM)	AA/A2	1,250,000	1,379,688

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Insured: AGM)	AA/A2	$1,250,000	$1,369,663
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/Aa3	2,000,000	2,201,100
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,413,780
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2017 pre-refunded 1/1/2015 (Insured: Natl-Re)	NR/Aa3	85,000	77,136
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	1,915,000	1,712,355
Village of Broadview, 5.375% due 7/1/2015	NR/NR	2,325,000	2,330,812
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	1,017,084
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/Baa1	1,190,000	1,202,876
Village of Skokie GO, 5.00% due 12/1/2014	NR/Aaa	565,000	582,249
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	677,531
Will County Community High School District No. 210 GO, 5.00% due 1/1/2015 (Lincoln-Way School Building; Insured: Natl-Re) (ETM)	NR/Aa2	750,000	777,083
Will County Community High School District No. 210 GO, 5.00% due 1/1/2015 (Lincoln-Way School Building; Insured: Natl-Re/FGIC)	NR/Aa2	250,000	258,815
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,072,362

INDIANA — 3.36%
Allen County Jail Building Corp., 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	500,000	505,750
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,561,874
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,644,032
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,064,630
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,807,200
Board of Trustees for the Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,004,190
Board of Trustees for the Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,028,510
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,097,900
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,159,730
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2017 (Cardinal, Delaware Trail, White Lick Elementary & Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	1,000,000	1,060,410
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Harris Education Center and East Middle School; Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,633,125
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Cardinal, Delaware Trail, White Lick Elementary & Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	1,475,000	1,563,175
City of Carmel Redevelopment Authority, 3.00% due 8/1/2014 (Road and Intersection Improvements)	AA+/NR	915,000	923,363
City of Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,569,645
City of Carmel Redevelopment Authority, 4.00% due 2/1/2015 (Road and Intersection Improvements)	AA+/NR	990,000	1,020,146
City of Carmel Redevelopment Authority, 4.25% due 7/1/2015 (Hazel Dell Parkway & Pennsylvania Street Economic Development Area Roadways; Insured: Natl-Re)	NR/A2	600,000	605,730
City of Carmel Redevelopment Authority, 4.00% due 8/1/2015 (Road and Intersection Improvements)	AA+/NR	975,000	1,021,917
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,802,162
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	2,931,379
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	3,945,000	4,299,616
City of Fort Wayne, 4.25% due 8/1/2014 (Sewer Works Improvements)	NR/Aa3	1,745,000	1,768,400
City of Fort Wayne, 2.00% due 12/1/2014 (Waterworks Utility Improvements)	NR/Aa3	925,000	935,934
City of Fort Wayne, 4.25% due 8/1/2015 (Sewer Works Improvements)	NR/Aa3	1,780,000	1,872,667
City of Fort Wayne, 2.00% due 12/1/2015 (Waterworks Utility Improvements)	NR/Aa3	1,145,000	1,175,949
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,195,705
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,206,890
City of Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co. Project)	BBB/Baa1	4,100,000	4,139,606
City of Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co. Project)	BBB/Baa1	1,000,000	1,009,660
City of Whiting, 5.00% due 1/1/2016 (BP Products North America, Inc.)	A/A2	5,375,000	5,789,950
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,042,970
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,415,163
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,103,410
Crown Point Multi-School Building Corp., 0% due 1/15/2016 (Crown Point Community School Corp.; Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	5,685,000	5,602,283
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,494,473
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	2,856,920
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,202,178
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,539,972
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2014 (Insured: AMBAC) (ETM)	A+/NR	505,000	512,070
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2015 (Insured: AMBAC) (ETM)	A+/NR	1,000,000	1,060,730
Fort Wayne Community Schools GO, 1.00% due 7/15/2014 (Renewal, Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,600,000	1,603,696
Fort Wayne Community Schools GO, 1.00% due 1/15/2015 (Renewal, Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,500,000	1,509,195
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A3	1,545,000	1,709,481
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,553,600

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	$1,300,000	$1,496,287
Indiana Finance Authority, 5.00% due 11/1/2014 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,000,000	1,028,230
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,572,390
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB+/A2	11,650,000	12,396,182
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,364,763
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re) (ETM)	AA+/Aa1	1,030,000	1,133,319
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,557,135
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,109,540
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	2,028,755
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	3,057,416
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,163,240
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,518,467
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,876,493
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,175,067
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,436,837
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,385,000	1,587,999
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,303,238
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,722,950
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	986,730
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,313,585
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,186,334
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,568,127
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,364,753
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,611,336
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,400,047
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/A1	1,135,000	1,283,231
Indiana Finance Authority, 0.05% due 2/1/2037 put 4/1/2014 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	1,500,000	1,500,053
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	7,100,000	7,991,263
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks System; Insured: Natl-Re)	AA-/A2	1,000,000	1,034,250
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks System; Insured: Natl-Re)	AA-/A2	1,000,000	1,056,520
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Wishard Complex-Myers Special Care Center Building; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,086,743
IPS (Indianapolis Public Schools) Multi-School Building Corp., 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa1	1,690,000	1,803,264
IPS (Indianapolis Public Schools) Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa1	5,000,000	5,494,800
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,513,695
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	1,295,000	1,089,574
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,098,190
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,935,780
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,471,255
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,346,916
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,355,238
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,430,437
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,563,077
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,145,320
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/Baa1	605,000	613,337
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/Baa1	1,250,000	1,311,163
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,243,846
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA-/Baa1	870,000	882,180
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	265,000	268,474
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA-/Baa1	870,000	922,835
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	270,000	283,076
MSD of Warren Township Vision 2005 School Building Corp., 5.00% due 7/10/2015 pre-refunded 1/10/2015 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	2,895,000	3,002,723
Noblesville Building Corp., 5.00% due 7/15/2023 pre-refunded 7/1/2014 (Fire Stations Nos. 5 & 6; Insured: Natl-Re)	AA/Baa1	1,570,000	1,591,933
Noblesville Multi-School Building Corp., 5.00% due 7/15/2015 pre-refunded 1/15/2015 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,760,000	1,826,634
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA/NR	1,660,000	1,820,489
Perry Township Multischool Building Corp., 5.00% due 7/10/2014 (Educational Facilities; Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,157,541
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,096,050

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	$1,000,000	$1,052,520
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,101,900
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,412,445
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,150,980
Pike Township Multi-School Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,175,526
Plainfield Community High School Building Corp., 5.00% due 1/15/2015 (Insured: Natl-Re)	AA+/Baa1	1,445,000	1,496,442
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,785,000	1,962,857
Westfield Washington Multi-School Building Corp., 5.00% due 7/15/2015 pre-refunded 1/15/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	540,000	560,315
Westfield Washington Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	370,000	383,253
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,267,475

IOWA — 0.50%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,277,434
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,379,623
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,445,966
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,282,396
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,100,000	2,182,278
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,724,848
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,645,230
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,769,456
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,112,047
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,589,167
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	1,950,452
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,243,620
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,610,686
State of Iowa, 5.00% due 6/1/2014 (IJOBS Program)	AA/Aa2	500,000	504,065

KANSAS — 0.11%
Kansas Development Finance Authority, 5.00% due 11/1/2015 (State Capitol, School of Pharmacy and Wildlife & Parks Projects)	AA/Aa2	2,605,000	2,796,363
Kansas Development Finance Authority, 5.00% due 5/1/2018 (University of Kansas Housing System Project; Insured: AMBAC)	AA-/Aa3	1,400,000	1,469,230
Kansas Development Finance Authority, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,692,825
Leavenworth County GO, 4.00% due 3/1/2015 (KTA and KDOT Loans)	AA-/NR	1,040,000	1,074,840

KENTUCKY — 0.55%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA/Aa2	2,145,000	2,322,670
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/Baa1	5,000,000	4,245,750
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/Baa1	9,600,000	7,745,280
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/Baa1	2,885,000	2,171,367
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/Baa1	4,195,000	2,794,415
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health Initiatives)	A+/A1	5,500,000	5,656,640
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA/A2	2,955,000	3,099,086
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2014 (Eastern State Hospital)	A+/Aa3	1,000,000	1,008,070
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A+/Aa3	6,165,000	7,008,557

LOUISIANA — 2.88%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,244,947
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,526,944
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	A+/A1	1,395,000	1,510,492
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	A+/A1	1,000,000	1,160,910
City of Monroe, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Garrett Road Economic Development; Insured: Radian)	NR/NR	1,155,000	1,198,278
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,594,367
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,197,357
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	BBB+/A3	3,080,000	3,498,233
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	BBB+/A3	3,250,000	3,669,770
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	BBB+/A3	5,700,000	6,415,008
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,118,653
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,630,145
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Wastewater System Improvements; Insured: AGM)	AA/Aa3	3,000,000	3,244,260
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A2	1,000,000	1,137,440
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A2	780,000	882,453
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A2	1,000,000	1,131,010

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	$2,000,000	$2,325,240
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	10,762,442
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,137,680
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,140,350
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,161,830
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/A3	1,415,000	1,617,260
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	876,623
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (Community and Technical Colleges Facilities and SIS System; Insured: AGM)	AA-/A1	1,500,000	1,526,520
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,036,160
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,070,070
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,063,780
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,381,304
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,073,230
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,111,420
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,103,430
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	2,655,000	2,938,660
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,099,990
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,441,026
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,381,716
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,000,000	24,635,160
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	BBB/A3	5,000,000	5,088,050
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,007,980
Louisiana Public Facilities Authority, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,004,770
Louisiana Public Facilities Authority, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,898,602
Louisiana Public Facilities Authority, 5.75% due 7/1/2015 (Franciscan Missionaries of Our Lady Health System; Insured: AGM)	AA/A2	1,325,000	1,403,480
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	A-/A2	2,500,000	2,562,925
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,069,680
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,129,019
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,182,660
Louisiana State Office Facilities Corp., 3.75% due 3/1/2015 (State Capitol)	AA-/Aa3	5,000,000	5,150,000
Louisiana State Office Facilities Corp., 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	2,967,934
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,087,250
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,853,150
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,184,309
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	686,279
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	482,587
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	598,028
Parish of Orleans School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA/Aa3	4,500,000	4,922,190
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,451,984
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,387,738
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,118,193
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,202,349
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,000,000	14,382,620
Parish of St. Tammany Sales Tax District No. 3, 5.00% due 6/1/2017 pre-refunded 6/1/2016 (Public Works, Improvements and Facilities; Insured: CIFG)	AA-/NR	1,405,000	1,556,965
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2014 (Terrebonne General Medical Center)	A+/A2	800,000	800,000
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2015 (Terrebonne General Medical Center)	A+/A2	575,000	591,192
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,064,880
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,111,530
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A+/A2	1,810,000	2,030,494
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A+/A2	2,320,000	2,561,373
Regional Transit Authority, 0% due 12/1/2015 (Streetcar Rail Lines; Insured: Natl-Re)	AA-/NR	3,085,000	2,895,427
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	856,427
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,156,040

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	$1,000,000	$1,138,440
[a] Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,250,559
State of Louisiana GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,251,200

MAINE — 0.32%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	A-/NR	3,440,000	3,587,576
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta and Machias Courthouses)	AA-/Aa3	1,245,000	1,449,927
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta and Machias Courthouses)	AA-/Aa3	1,315,000	1,534,894
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta and Machias Courthouses)	AA-/Aa3	1,175,000	1,375,150
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta and Machias Courthouses)	AA-/Aa3	1,445,000	1,695,404
Maine Health & Higher Educational Facilities Authority, 5.25% due 7/1/2021 (Health and Educational Institution Facilities and Equipment; Insured: Natl-Re)	NR/A1	2,385,000	2,411,712
Maine Health & Higher Educational Facilities Authority, 5.25% due 7/1/2022 (Health and Educational Institution Facilities and Equipment; Insured: Natl-Re)	NR/A1	3,675,000	3,716,160
Maine Health & Higher Educational Facilities Authority, 5.00% due 7/1/2035 pre-refunded 7/1/2015 (Bowdoin College) (State Aid Withholding)	NR/A1	5,175,000	5,478,203

MARYLAND — 0.69%
County Commissioners of Worcester County GO, 4.00% due 8/1/2014 (Consolidated Public Improvements)	AA+/Aa2	1,085,000	1,098,986
Howard County GO, 5.00% due 8/15/2015 (Consolidated Public Improvements)	AAA/Aaa	6,000,000	6,397,920
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,293,842
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,006,096
Montgomery County GO, 4.00% due 11/1/2015 (Consolidated Public Improvements)	AAA/Aaa	5,160,000	5,470,322
State of Maryland GO, 4.00% due 8/1/2015 (Public and Educational Facilities)	AAA/Aaa	1,000,000	1,051,210
State of Maryland GO, 5.00% due 8/1/2015 pre-refunded 8/1/2014 (State and Local Government Capital Facilities)	AAA/Aaa	300,000	304,848
Washington Suburban Sanitary District GO, 5.00% due 6/1/2015 (Water and Sewer System Projects)	AAA/Aaa	11,500,000	12,151,705

MASSACHUSETTS — 1.48%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,786,101
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,142,954
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,084,275
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,271,848
City of Northampton GO, 5.125% due 10/15/2016 (Insured: Natl-Re)	NR/Aa2	1,735,000	1,797,009
Massachusetts Development Finance Agency, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	1,160,000	1,181,216
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	671,868
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton)	BBB+/Baa2	2,000,000	2,429,500
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,619,956
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	1,983,474
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,566,697
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,680,125
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	BBB+/Ba1	2,750,000	2,776,235
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	BBB+/Ba1	2,625,000	2,742,652
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Ba1	4,290,000	4,652,977
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA/A3	1,750,000	1,837,833
Massachusetts School Building Authority, 5.00% due 8/15/2027 pre-refunded 8/15/2015 (SMART Fund; Insured: Natl-Re)	AA+/Aa2	9,350,000	9,959,339
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA/Aa2	25,000,000	26,629,250
The Commonwealth of Massachusetts, 5.00% due 12/15/2014 (Federal Highway Grant Anticipation Trust Fund; Insured: AGM)	AAA/Aa1	2,325,000	2,404,492
The Commonwealth of Massachusetts GO, 5.00% due 9/1/2014 (North Transportation Improvements Association)	AA+/Aa1	1,000,000	1,020,350
Town of Pembroke GO, 4.50% due 8/1/2014 (Educational Facilities; Insured: Natl-Re)	NR/Aa3	1,045,000	1,059,870

MICHIGAN — 4.60%
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,064,003
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,426,235
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	2,147,560
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,104,380
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/Aa3	3,200,000	3,495,712
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: AGM)	AA/A2	2,060,000	2,066,139
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	2,000,000	2,005,960
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	6,000,000	6,017,940
City of Detroit, 5.00% due 7/1/2015 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	3,000,000	3,008,970
City of Detroit, 5.50% due 7/1/2015 (Sewage Disposal System; Insured: AGM)	AA/A2	3,920,000	3,949,478
City of Detroit, 6.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	3,390,000	3,399,967
City of Detroit, 6.50% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	1,900,000	1,909,367
City of Detroit, 5.00% due 7/1/2016 (Water Supply System; Insured: AGM)	AA/A2	2,750,000	2,767,793

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Detroit, 5.50% due 7/1/2016 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	$375,000	$376,331
City of Detroit, 5.50% due 7/1/2017 (Sewage Disposal System; Insured: AGM)	AA/A2	825,000	839,388
City of Detroit, 5.50% due 7/1/2018 (Sewage Disposal System; Insured: AGM)	AA/A2	3,000,000	3,066,900
City of Detroit, 5.25% due 7/1/2019 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	3,900,000	3,915,834
City of Detroit, 5.00% due 7/1/2020 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	2,955,000	2,937,566
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	3,415,000	3,428,762
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	4,305,000	4,322,478
City of Detroit, 5.25% due 7/1/2022 (Sewage Disposal System; Insured: AGM)	AA/A2	4,000,000	4,031,640
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	AA-/Baa1	3,890,000	4,181,711
County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	643,862
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	668,874
Forest Hills Public Schools GO, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa2	7,490,000	7,818,961
Fraser Public School District GO, 5.00% due 5/1/2021 (School Building & Site; Insured: AGM/Q-SBLF)	AA/Aa2	1,000,000	1,041,400
Grand Blanc Community Schools GO, 5.00% due 5/1/2022 pre-refunded 5/1/2014 (Genesee & Oakland Counties School Building and Site; Insured: AGM/Q-SBLF)	AA/Aa2	555,000	557,237
Grand Rapids Public Schools GO, 5.00% due 5/1/2024 pre-refunded 5/1/2014 (Kent County School Building and Site; Insured: Natl-Re)	AA-/NR	400,000	401,612
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2015 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,794,805
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	1,960,020
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	2,005,369
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,717,798
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,825,325
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,999,241
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,657,239
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,104,240
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,101,980
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,096,630
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A1	800,000	854,752
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A1	900,000	1,020,456
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,460,000	1,617,242
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,530,000	1,680,476
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,610,000	1,762,676
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,690,000	1,847,728
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	505,000	538,719
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Hospital)	A/A2	2,500,000	2,622,225
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A-/A2	2,300,000	2,450,305
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,301,002
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	3,330,000	3,701,162
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,660,605
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A-/A2	1,530,000	1,710,770
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,087,670
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A-/A2	3,500,000	3,957,625
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa2	2,000,000	2,397,420
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,157,260
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	12,140,000	13,643,660
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA-/Aa2	9,800,000	10,664,850
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,805,000	1,837,959
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,841,155
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	2,000,000	2,219,520
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	2,550,000	2,855,592
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	4,025,000	4,436,959
Michigan Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co. Exempt Facilities Project)	A/Aa3	7,500,000	7,620,150
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/Aa3	5,160,000	5,632,450
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa2	1,500,000	1,656,360
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,108,640
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,160,480
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,186,427
Royal Oak Hospital Finance Authority, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,023,480
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,465,442
School District of the City of Dearborn GO, 4.00% due 5/1/2014 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	800,000	802,528
School District of the City of Dearborn GO, 3.00% due 5/1/2015 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	435,000	447,615
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	445,000	472,020
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	350,000	385,693
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	570,000	625,079
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	535,000	583,321
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	625,000	677,131

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
School District of the City of Detroit GO, 5.00% due 5/1/2014 (Wayne County School Building & Site; Insured: AGM/Q-SBLF)	AA/Aa2	$1,000,000	$1,003,720
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,430,142
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	4,000,000	4,407,880
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,315,930
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,064,480
[a] Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,207,692
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,459,040
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,545,116
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa3	1,000,000	1,163,980
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program)	A+/Aa3	4,000,000	4,278,920
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program; Insured: AMBAC)	A+/Aa3	6,000,000	6,418,380
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa3	6,305,000	6,975,726
State Building Authority of the State of Michigan, 5.50% due 10/15/2017 (Various Correctional Institution, Higher Education and Other State Facilities)	A+/Aa3	4,150,000	4,769,138
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,143,120
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,141,710
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa3	3,000,000	3,419,640
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa3	7,715,000	8,812,922
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA/NR	1,725,000	1,921,529
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA/NR	9,925,000	11,090,294
Warren Consolidated School District GO, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,039,800
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,128,398
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,144,250
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,160,480
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,163,980
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,119,120
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,708,270
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,264,445
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	3,001,128
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,063,479
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,588,791
Western Townships Utilities Authority GO, 5.00% due 1/1/2015 (Sewage Disposal System)	AA/NR	1,870,000	1,934,777
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,797,404
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,664,925
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,703,055

MINNESOTA — 1.30%
Cities of Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,903,641
City of St. Cloud, 5.00% due 5/1/2015 (CentraCare Health System)	NR/A1	1,000,000	1,049,380
City of St. Cloud, 5.00% due 5/1/2016 (CentraCare Health System)	NR/A1	1,250,000	1,360,425
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	3,272,824
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,120,830
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,533,024
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	4,031,028
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,822,057
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,384,893
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,220,708
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (Regions Hospital)	A/A2	1,070,000	1,128,839
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,315,601
Eden Prairie ISD No. 272 GO, 4.00% due 2/1/2015 (Minnesota School District Credit Enhancement Program)	NR/Aa2	7,170,000	7,400,229
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,177,729
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: AGM)	AA/NR	1,335,000	1,384,288
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA/NR	2,500,000	2,763,275
Minnesota Public Facilities Authority PCR, 5.25% due 3/1/2015	AAA/Aaa	1,000,000	1,046,920
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,759,650
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	4,051,075
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,657,179
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,394,077
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,350,680
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,153,745
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,138,034
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,481,925
State of Minnesota GO, 5.00% due 8/1/2015 (Public Facility Capital Projects)	AA+/Aa1	10,000,000	10,645,300

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MISSISSIPPI — 0.48%
City of Jackson GO, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	$1,500,000	$1,593,975
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	1,800,000	1,887,858
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,828,537
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,419,488
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,527,469
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,155,690
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,733,535
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,314,100
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,892,625
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,162,860
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,162,860
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,741,830
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,451,525
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project)	NR/NR	1,080,000	1,132,952
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,604,176

MISSOURI — 1.63%
Cass County COP, 3.00% due 5/1/2014	A/NR	1,425,000	1,427,821
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,032,860
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,425,185
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,390,968
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,531,621
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,931,720
City of Lee’s Summit GO, 3.00% due 4/1/2015	NR/Aa1	1,275,000	1,311,427
City of Springfield, 5.00% due 8/1/2014 (Southwest Power Station; Insured: Natl-Re)	AA+/Aa2	1,000,000	1,015,740
Jackson County, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,642,849
Jackson County, 5.00% due 12/1/2014 (Truman Sports Complex; Insured: AMBAC)	A/Aa3	7,900,000	8,144,979
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	540,305
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	547,985
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	548,050
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,081,880
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	1,415,000	1,426,193
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Downtown Redevelopment District)	AA-/A1	2,000,000	2,271,660
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re)	AA/A1	1,000,000	1,128,980
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	8,128,663
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	3,877,927
Missouri Development Finance Board, 4.00% due 6/1/2014 (City of Independence Electric System Projects)	A/NR	3,930,000	3,952,794
Missouri Development Finance Board, 4.00% due 6/1/2015 (City of Independence Electric System Projects)	A/NR	1,000,000	1,036,720
Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,657,562
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,682,700
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,913,777
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,077,030
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	2,014,359
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,344,733
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,119,160
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,601,832
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	3,155,000	3,317,104
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,235,101
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,799,428
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,102,660
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,132,340
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,110,980
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,596,885
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,262,215
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,235,660
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,730,214
Southeast Missouri State University, 4.00% due 4/1/2014 (City of Cape Girardeau Campus System Facilities)	A/NR	575,000	575,000
Southeast Missouri State University, 4.00% due 4/1/2015 (City of Cape Girardeau Campus System Facilities)	A/NR	600,000	621,690
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	813,315
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,324,687
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,247,253

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	$1,615,000	$1,794,410
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,779,376
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,271,022
[a] Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,638,151
St. Louis Municipal Finance Corp., 5.00% due 2/15/2015 (City Justice Center)	A/A1	1,250,000	1,295,975
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,215,311
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,191,000
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,302,518

NEBRASKA — 0.03%
Douglas County School District No. 17 GO, 4.00% due 6/15/2017 (Millard Public Schools)	AA/Aa1	1,750,000	1,754,812

NEVADA — 1.45%
Carson City, 4.00% due 9/1/2015 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,037,380
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,045,000	1,106,927
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,119,070
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,113,650
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,450,000	2,685,273
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,350,200
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,773,473
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,505,840
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,121,891
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,518,588
City of Las Vegas Special Improvement District 707, 5.40% due 6/1/2014 (Summerlin Area Public Improvements; Insured: AGM)	AA/A2	1,285,000	1,296,192
City of Reno, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,007,630
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA/A2	1,100,000	1,195,469
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,137,500
City of Reno GO, 5.00% due 6/1/2018 pre-refunded 6/1/2014 (City Street Projects)	A-/A1	1,315,000	1,325,638
Clark County GO, 5.00% due 11/1/2014	AA/Aa1	4,000,000	4,112,280
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA/Aa1	1,310,000	1,446,109
Clark County GO, 5.00% due 3/1/2019 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA/Aa1	1,850,000	1,927,792
Clark County GO, 5.00% due 3/1/2020 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA/Aa1	2,130,000	2,215,924
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,660,000	1,751,234
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,437,680
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,466,170
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,712,294
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,845,000	5,118,210
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,332,520
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA+/Aa2	1,000,000	1,094,030
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,181,807
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,159,670
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	4,935,077
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	5,891,936
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	5,815,150
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	1,000,000	1,004,530
State of Nevada GO, 5.00% due 2/1/2017 pre-refunded 2/1/2015 (Cultural Affairs and Capital Improvement)	AA/Aa2	700,000	728,210
State of Nevada GO, 5.00% due 12/1/2021 (Municipal Bond Bank Project Nos. R-9A through R-13F; Insured: AGM)	AA/Aa2	1,095,000	1,153,166
University and Community College System of Nevada, 5.00% due 7/1/2016 pre-refunded 7/1/2015 (Reno Campus Library Facility; Insured: AGM)	AA/Aa2	370,000	391,967
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	1,957,091
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,843,650

NEW HAMPSHIRE — 0.40%
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/A3	1,365,000	1,370,405
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern New Hampshire Health Systems)	A-/NR	1,260,000	1,372,669
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern New Hampshire Health Systems)	A-/NR	1,000,000	1,113,110
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA-/A1	2,985,000	3,295,947
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA-/A1	3,130,000	3,553,645
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA/Aa3	1,000,000	1,196,300
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA/Aa3	2,770,000	3,336,216

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	$3,000,000	$3,244,590
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,707,901
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,479,486
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,163,600
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,466,627
State of New Hampshire, 5.00% due 9/1/2015 (I-93 Salem to Manchester Project)	AA/A1	825,000	880,292

NEW JERSEY — 1.94%
Burlington County Bridge Commission, 2.00% due 12/1/2014 (County Governmental Loan Program)	AA/Aa2	2,140,000	2,165,530
Burlington County Bridge Commission, 3.00% due 12/1/2015 (County Governmental Loan Program)	AA/Aa2	1,245,000	1,300,477
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,062,430
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,163,600
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	2,877,717
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,157,829
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,324,818
City of Paterson, 4.25% due 6/15/2015 (City Capital Projects; Insured: AGM) (State Aid Withholding) (ETM)	NR/A1	1,275,000	1,336,582
City of Paterson GO, 3.50% due 3/15/2017 (Debt Restructuring & City Capital Projects) (State Aid Withholding)	NR/A1	950,000	999,581
County of Bergen GO, 3.25% due 11/1/2014 (General Improvement, Special Services, Vocational School Projects)	NR/Aaa	920,000	936,661
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	537,885
County of Hudson COP, 6.25% due 12/1/2014 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/Baa1	1,500,000	1,552,575
County of Hudson COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/Baa1	550,000	617,408
Essex County Improvement Authority, 5.125% due 10/1/2016 (Insured: Natl-Re)	NR/Aa2	2,545,000	2,606,360
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	A-/NR	2,000,000	2,029,360
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,000,000	3,069,690
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,116,480
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,155,000	3,436,931
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,065,000	4,499,833
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,241,480
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,390,000	4,925,668
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,020,000	2,333,948
Middlesex County Improvement Authority, 5.00% due 9/15/2015 (Parks, Open Space, Playgrounds for Public Recreation)	AAA/Aa2	500,000	534,840
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,098,160
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,017,180
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/A1	10,950,000	12,228,850
New Jersey EDA, 5.00% due 9/1/2018 (School Facilities Construction; Insured: Natl-Re)	AA-/A1	3,000,000	3,194,580
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/A1	5,525,000	6,565,081
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A+/A1	500,000	577,500
New Jersey EDA, 5.00% due 3/1/2023 (School Facilities Construction)	A+/A1	4,000,000	4,598,280
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	A+/A1	5,505,000	6,451,585
New Jersey EDA, 6.375% due 4/1/2031 pre-refunded 5/15/2014 (Metromall Urban Renewal, Inc.-Kapkowski Road Landfill)	NR/Aaa	300,000	302,289
New Jersey Educational Facilities Authority, 5.00% due 7/1/2028 pre-refunded 7/1/2014 (Princeton University)	AAA/Aaa	500,000	506,070
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2014 (St. Peter’s University Hospital)	BB+/Ba1	3,575,000	3,598,273
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2015 (St. Peter’s University Hospital)	BB+/Ba1	3,520,000	3,622,221
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	A+/NR	500,000	571,550
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	A+/NR	1,000,000	1,138,020
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,146,229
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,396,810
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,469,024
New Jersey Transit Corporation COP, 5.00% due 9/15/2019 (Multi-Level Rail Cars and Parts; Insured: Natl-Re)	AA-/A2	975,000	1,032,457
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019	A+/A1	1,000,000	1,155,010
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 pre-refunded 6/15/2015 (State Transportation System; Insured: AGM)	AA+/NR	1,450,000	1,533,839
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020	A+/A1	1,000,000	1,153,850
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021	A+/A1	2,360,000	2,721,245
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/Baa1	2,585,000	2,783,425
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A2	1,210,000	1,407,666
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A2	2,000,000	2,348,620
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A2	2,800,000	3,276,868
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A2	1,000,000	1,176,240
State University of New Jersey GO, 4.00% due 5/1/2014 (Rutgers Campus Facility Projects)	AA-/Aa3	1,000,000	1,003,200
Township of Plainsboro GO, 4.00% due 5/1/2015 (General Improvement)	NR/Aa1	1,000,000	1,040,280
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,337,191

NEW MEXICO — 1.20%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2016 (San Juan-Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	1,800,000	1,904,292

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	$2,300,000	$2,711,884
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2021 (Educational Facilities) (State Aid Withholding)	AA/Aa1	2,425,000	2,631,149
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co. Four Corners Project)	BBB/Baa1	3,000,000	2,973,540
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,637,734
Gadsden ISD No. 16 GO, 2.00% due 8/15/2014 (Dona Ana & Otero Counties School Facilities) (State Aid Withholding)	NR/Aa1	3,025,000	3,046,114
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,500,000	2,637,075
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,704,259
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,580,181
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,615,720
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,809,400
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,464,610
New Mexico Finance Authority, 3.00% due 6/15/2015 (State Highway Infrastructure Projects)	AAA/Aa1	900,000	931,014
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	3,095,000	3,640,989
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	1,845,000	2,178,207
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	1,250,000	1,483,088
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	1,715,000	1,736,678
Santa Fe Public School District GO, 3.00% due 8/1/2015 (District School Building and Renovation Program) (State Aid Withholding)	AA/Aa1	1,000,000	1,037,350
State of New Mexico, 5.00% due 7/1/2014 (Statewide Capital Project Funding)	AA/Aa1	7,435,000	7,525,633
State of New Mexico, 5.00% due 7/1/2015 (Statewide Capital Project Funding)	AA/Aa1	8,200,000	8,694,296
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	11,309,361
University of New Mexico, 5.00% due 7/1/2014 (University of New Mexico Hospital; Insured: AGM/FHA)	AA/A2	1,000,000	1,011,780

NEW YORK — 8.93%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA/A2	2,035,000	2,162,656
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,685,488
City of New York GO, 3.00% due 8/1/2014	AA/Aa2	20,480,000	20,675,584
City of New York GO, 5.00% due 8/1/2014	AA/Aa2	1,000,000	1,016,220
City of New York GO, 5.00% due 8/1/2017 pre-refunded 8/1/2015	NR/NR	990,000	1,052,093
City of New York GO, 5.00% due 8/1/2017	NR/Aa2	10,000	10,623
City of New York GO, 5.00% due 8/1/2021	AA/Aa2	9,000,000	10,512,540
City of New York GO, 5.00% due 8/1/2021	AA/Aa2	3,000,000	3,504,180
City of New York GO, 5.00% due 8/1/2022	AA/Aa2	6,625,000	7,713,024
City of New York GO, 5.00% due 8/1/2022	AA/Aa2	3,000,000	3,492,690
City of New York GO, 5.00% due 4/1/2023 pre-refunded 4/1/2015	NR/NR	6,090,000	6,379,031
City of New York GO, 5.00% due 8/1/2023	AA/Aa2	7,000,000	8,165,150
City School District of the City of Rome GO, 5.00% due 6/15/2017 (Insured: Natl-Re) (State Aid Withholding)	NR/A1	1,635,000	1,722,522
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District) (ETM)	NR/NR	1,395,000	1,467,847
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	1,605,000	1,687,914
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District) (ETM)	NR/NR	4,090,000	4,482,026
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	4,705,000	5,141,201
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,178,283
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	5,740,600
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,343,840
Metropolitan Transportation Authority, 5.00% due 11/15/2020	A+/A2	12,955,000	15,017,695
Metropolitan Transportation Authority, 5.00% due 11/15/2021	A+/A2	24,325,000	28,105,835
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,576,592
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,146,380
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,185,920
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/Baa2	1,260,000	1,400,125
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,715,000	1,927,231
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	3,109,455
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	2,950,871
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,521,100
New York City Housing Development Corp., 0.90% due 11/1/2014 (Multi-Family Housing)	AA/Aa2	1,400,000	1,404,606
New York City Housing Development Corp., 0.80% due 11/1/2015 (Multi-Family Housing)	AA/Aa2	1,820,000	1,824,222
New York City Municipal Water Finance Authority, 0.07% due 6/15/2035 put 4/1/2014 (Water and Sewer System Capital Improvements; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	40,230,000	40,230,000
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (School Financing Act) (State Aid Withholding)	AA-/Aa3	2,000,000	2,022,340
New York City Transitional Finance Authority, 4.00% due 8/1/2014 (City Capital Projects)	AAA/Aa1	12,000,000	12,155,520
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	10,595,000	10,897,063
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	2,275,000	2,339,860
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (World Trade Center Recovery Costs) (State Aid Withholding)	AAA/Aaa	2,000,000	2,057,020

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects)	AAA/Aa1	$5,000,000	$5,376,950
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA-/Aa3	3,155,000	3,472,645
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	5,000,000	5,568,050
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	12,680,000	14,120,575
New York City Transitional Finance Authority, 5.00% due 11/1/2017 (World Trade Center Recovery Costs)	AAA/Aa1	1,000,000	1,074,010
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA-/Aa3	4,865,000	5,555,879
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	2,000,000	2,329,420
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,500,000	1,747,065
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	11,730,000	13,662,048
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	3,075,000	3,581,483
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,645,000	1,915,948
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	12,725,000	14,820,935
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities) (ETM)	NR/NR	10,000	10,105
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities)	AA-/NR	2,630,000	2,657,825
New York State Dormitory Authority, 5.00% due 11/1/2014 (AIDS Long-Term Health Care Facilities; Insured: SONYMA)	NR/Aa1	500,000	502,015
New York State Dormitory Authority, 5.25% due 5/15/2015 (State University of New York Educational Facilities; Insured: Natl-Re/IBC)	AA-/Aa3	10,000,000	10,227,300
New York State Dormitory Authority, 5.25% due 8/15/2015 (Presbyterian Hospital; Insured: AGM/FHA)	AA/A2	3,290,000	3,349,845
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA-/NR	5,000,000	5,668,600
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	4,945,000	5,583,399
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing Program; Insured: Natl-Re) (State Aid Withholding)	AA-/A2	5,000	5,022
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA-/NR	5,280,000	6,139,742
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,982,928
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	372,821
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,888,175
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,596,843
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,911,280
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	709,290
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re)	AA-/Aa3	6,975,000	7,052,004
New York State Dormitory Authority, 5.25% due 7/1/2019 pre-refunded 7/1/2014 (FIT Student Housing Corp.)	NR/Baa1	750,000	759,555
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,446,731
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,826,094
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	3,081,716
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa2	60,000,000	70,804,200
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,161,010
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,000,000	1,150,370
New York State Dormitory Authority, 5.00% due 8/15/2020 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	2,105,000	2,189,305
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,444,274
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,151,540
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,229,933
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	523,026
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,451,613
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	863,385
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	350,853
New York State Dormitory Authority, 5.00% due 2/15/2023 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	2,000,000	2,076,860
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,287,940
New York State Dormitory Authority, 5.25% due 2/15/2031 pre-refunded 8/15/2014 (Presbyterian Hospital; Insured: FSA/ FHA)	AA+/Aa1	9,840,000	10,027,058
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	5,000,000	5,100,650
New York State Environmental Facilities Corp., 4.00% due 11/15/2017 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,095,000	2,172,264
New York State Environmental Facilities Corp., 4.00% due 11/15/2018 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,170,000	2,239,983
New York State Housing Finance Agency, 0.75% due 5/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,000,000	2,006,760
New York State Housing Finance Agency, 0.80% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	1,700,000	1,709,061
New York State Housing Finance Agency, 0.875% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	3,100,000	3,118,228
New York State Housing Finance Agency, 0.95% due 5/1/2016 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,700,000	2,711,340
New York State Thruway Authority, 4.00% due 3/15/2015 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa2	2,000,000	2,074,240
New York State Thruway Authority, 5.00% due 4/1/2017 pre-refunded 10/1/2015 (Second General Highway & Bridge Trust; Insured: Natl-Re)	AA-/NR	345,000	369,626

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Thruway Authority, 5.00% due 4/1/2017 (Second General Highway & Bridge Trust; Insured: Natl-Re)	AA/NR	$2,255,000	$2,412,264
New York State Thruway Authority, 5.00% due 5/1/2019 (Multi-Year Highway and Bridge Capital Program)	A-/A3	5,000,000	5,787,100
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,331,400
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,916,300
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,500,010
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa2	18,300,000	20,944,716
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	AA-/Baa1	1,000,000	1,053,340
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	5,371,285
Port Authority of New York and New Jersey GO, 5.00% due 12/1/2019 (Port Authority Facilities Capital Projects; Insured: AGM)	AA/Aa3	1,000,000	1,063,910
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,632,650
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,583,250
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,506,650
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,454,586
Tobacco Settlement Financing Corp., 5.00% due 6/1/2014	AA-/NR	5,000,000	5,040,650
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA-/NR	3,725,000	4,275,071
Triborough Bridge & Tunnel Authority, 0.12% due 1/1/2032 put 4/1/2014 (MTA Bridges and Tunnels; LOC: California State Teachers’ Retirement System) (daily demand notes)	AA-/Aa1	500,000	500,018
Triborough Bridge and Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,092,853
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,733,812
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,370,440
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	4,000,000	4,623,160
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A1	1,000,000	1,159,280

NORTH CAROLINA — 2.00%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,710,396
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,083,840
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,104,370
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas HealthCare System)	AA-/Aa3	3,520,000	3,795,933
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,219,600
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	664,632
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,632,275
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	914,070
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,633,366
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,290,587
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa2	1,000,000	1,186,000
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa2	750,000	891,915
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa2	600,000	716,310
County of Dare, 2.00% due 6/1/2014 (Educational Facility Capital Projects)	AA-/Aa3	360,000	361,116
County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA-/Aa3	500,000	536,820
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA-/Aa3	400,000	438,028
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA-/Aa3	425,000	470,594
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA-/Aa3	500,000	554,200
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA-/Aa3	765,000	841,554
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA-/Aa3	1,225,000	1,429,085
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA-/Aa3	490,000	532,032
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA-/Aa3	700,000	807,709
County of Mecklenburg GO, 4.00% due 8/1/2015	AAA/Aaa	3,135,000	3,295,543
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	579,680
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	580,645
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,236,774
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,265,089
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	466,064
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	640,838
County of Wake, 5.00% due 6/1/2015 (Hammond Road Detention Center)	AA+/Aa1	1,135,000	1,197,119
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,831,240
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	8,791,950
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	7,006,907
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA/A3	3,105,000	3,527,963
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021	A-/Baa1	5,000,000	5,795,350
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022	A-/Baa1	4,715,000	5,461,432
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,120,000	3,492,310
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	15,000,000	16,535,400
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	4,500,000	5,203,710
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	1,550,000	1,716,671
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	1,000,000	1,161,570

Certified Semi-Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	$1,000,000	$1,091,790
State of North Carolina, 4.00% due 11/1/2014 (State Capital Projects and Correctional Facilities)	AA+/Aa1	2,000,000	2,045,400
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	27,877,246
Winston-Salem State University, 4.00% due 4/1/2016 (Student Housing and Student Services Facilities)	A/A3	640,000	675,635
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A/A3	645,000	688,802
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A/A3	815,000	906,973
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A/A3	945,000	1,049,800

NORTH DAKOTA — 0.06%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,644,292
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	AA/NR	1,460,000	1,596,890

OHIO — 3.64%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,127,630
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,640,700
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,000,600
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	6,251,355
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A3	5,595,000	6,389,658
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,154,112
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,497,600
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,176,580
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,465,000	1,764,417
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,852,454
City of Akron COP, 5.00% due 12/1/2014 (Canal Park Baseball Stadium; Insured: AGM) (ETM)	AA/NR	2,000,000	2,063,960
City of Akron GO, 5.00% due 12/1/2018 pre-refunded 12/1/2015 (Various Municipal Capital Projects; Insured: AMBAC)	AA+/Aa3	2,425,000	2,614,878
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,969,546
City of Cleveland, 5.00% due 5/15/2014 (Police & Firemen’s Disability and Pension Fund)	AA/NR	1,000,000	1,005,830
City of Cleveland, 2.00% due 10/1/2014 (Public Facilities)	AA/A1	855,000	862,515
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	690,000	730,137
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	557,075
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	669,816
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	580,507
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	597,980
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	639,018
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	667,863
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,058,778
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	701,952
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,205,306
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,362,773
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	743,331
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,429,284
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,485,704
City of Columbus GO, 5.00% due 7/1/2014	AAA/Aaa	1,000,000	1,012,240
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,365,973
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,650,325
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,346,520
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,351,280
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,813,753
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,035,828
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,170,921
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,326,107
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,151,660
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	806,652
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,150,700
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,297,080
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,326,820
County of Clermont, 2.00% due 8/1/2016 (Sanitary Sewer System)	NR/Aa3	1,325,000	1,360,788
County of Clermont, 2.00% due 8/1/2016 (Water System )	NR/Aa3	1,855,000	1,905,901
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,558,109
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,235,000	3,480,310
County of Montgomery, 6.00% due 11/15/2028 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,030,000	2,102,227
[a] County of Montgomery, 6.25% due 11/15/2039 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,250,000	2,333,543
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,104,830
Franklin County Convention Facilities Authority, 4.50% due 12/1/2021 (Greater Columbus Convention Center; Insured: AMBAC)	AA/Aaa	1,000,000	1,059,590
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A1	1,625,000	1,799,054

36    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	$1,000,000	$1,074,470
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa3	1,000,000	1,153,220
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa2	5,000,000	5,555,800
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa3	5,800,000	6,219,108
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	7,200,000	7,329,528
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/Baa1	4,800,000	4,822,128
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re)	AA/Aa2	4,600,000	4,927,658
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,964,112
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,033,460
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	5,937,525
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	24,400,000	24,878,484
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,674,186
RiverSouth Authority, 5.00% due 12/1/2016 (RiverSouth Area Redevelopment)	AA+/Aa2	2,380,000	2,548,004
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,879,975
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,117,570
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,118,320
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,447,665
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,175,130
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,939,175
State of Ohio GO, 4.00% due 10/1/2014 (Revitalization Project) (ETM)	AA-/NR	2,075,000	2,114,695
[a] State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	5,000,000	5,321,950
State of Ohio GO, 5.00% due 8/1/2015 (Higher Education Facility Projects)	AA+/Aa1	6,010,000	6,396,984
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,995,147
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,860,010
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,886,714
Youngstown City School District GO, 3.00% due 12/1/2015 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,039,620
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,520,467
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,625,765
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,714,116
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,783,669
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,844,732
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,878,033
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,926,097
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,790,389

OKLAHOMA — 1.39%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,530,076
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	2,969,491
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,516,824
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa2	3,630,000	3,709,533
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,393,788
Oklahoma County Finance Authority, 3.00% due 9/1/2015 (Western Heights Public Schools)	A+/NR	375,000	386,685
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,289,560
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,570,357
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	271,355
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,414,744
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,250,840
Oklahoma County ISD No. 1 GO, 1.00% due 1/1/2016	A+/NR	4,075,000	4,114,731
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health)	AA-/Aa3	4,375,000	4,934,475
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	500,000	573,910
Oklahoma DFA, 0.07% due 8/15/2033 put 4/1/2014 (INTEGRIS Health; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa3	37,000,000	37,000,000
[a] Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,265,132
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,204,204
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,796,899
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	9,922,243
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2015 (Broken Arrow School District)	AA/NR	2,000,000	2,036,960
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,776,785
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,554,554

OREGON — 0.18%
Clackamas County, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health System)	A+/A1	6,465,000	6,553,312
Oregon Facilities Authority, 5.00% due 3/15/2015 (Legacy Health System)	A+/A1	1,635,000	1,701,381
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health System)	A+/A1	1,000,000	1,078,190
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	A+/A1	1,100,000	1,215,005
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,028,590

Certified Semi-Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PENNSYLVANIA — 3.82%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	$1,000,000	$1,017,080
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,372,588
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,509,215
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,036,404
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,372,420
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,117,006
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,742,863
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,791,737
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,100,000	2,412,228
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	465,000	469,762
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA/NR	1,475,000	1,563,161
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,331,409
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A1	470,000	483,174
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A1	2,600,000	2,764,554
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A1	2,680,000	2,812,472
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,033,941
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	6,297,108
City of Philadelphia, 5.00% due 7/1/2022 pre-refunded 7/1/2015 (Water and Wastewater System; Insured: AGM)	AA/A1	1,155,000	1,223,873
City of Philadelphia Gas Works, 5.375% due 7/1/2014 (Richmond LNG Plant; Insured: AGM)	AA/A2	7,280,000	7,370,927
City of Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA/A2	3,000,000	3,057,210
City of Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,925,000	1,967,023
City of Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA/A2	3,315,000	3,374,703
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Insured: AMBAC)	BBB+/Baa2	400,000	445,744
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA/A2	1,395,000	1,582,948
City of Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	A+/A1	460,000	469,554
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA/A1	3,030,000	3,343,544
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA/A1	2,210,000	2,450,116
City of Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA/A1	3,240,000	3,589,175
Commonwealth of Pennsylvania GO, 5.00% due 10/1/2022	AA/Aa2	575,000	633,685
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A-/NR	1,390,000	1,510,179
County of Allegheny GO, 5.00% due 11/1/2019 (Insured: Natl-Re)	AA-/A1	1,260,000	1,291,979
County of Lehigh GO, 4.00% due 11/15/2014	NR/Aa1	3,190,000	3,267,007
Cumberland Valley School District GO, 5.00% due 11/15/2018 (Insured: AGM) (State Aid Withholding)	NR/Aa3	3,590,000	3,851,603
Economy Borough Municipal Authority, 3.00% due 12/15/2014 (Beaver County Sewer System; Insured: BAM)	AA/NR	330,000	336,016
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	533,134
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	459,752
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	659,589
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,269,503
Geisinger Authority Montour County, 0.07% due 6/1/2041 put 4/1/2014 (Geisinger Health System; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	6,480,000	6,480,013
Geisinger Authority Montour County, 0.07% due 6/1/2041 put 4/1/2014 (Geisinger Health System; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	7,695,000	7,695,018
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,047,321
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,000,000	4,591,520
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,756,448
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,431,650
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A/NR	3,000,000	3,382,230
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,098,720
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,110,050
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,146,310
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	530,640
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,248,919
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,222,219
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	2,011,362
Pennsylvania Economic Development Financing Authority, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	11,031,700
Pennsylvania Economic Development Financing Authority, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	A-/NR	7,750,000	7,993,582
Pennsylvania Economic Development Financing Authority, 1.75% due 12/1/2033 put 12/1/2015 (Waste Management, Inc.)	A-/NR	2,000,000	2,032,060
Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	14,297,640
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 pre-refunded 6/1/2014 (Philadelphia University)	BBB/Baa2	985,000	992,969
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,457,864
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,886,267
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,808,137
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,185,650

38    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	$685,000	$708,112
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,636,830
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,137,351
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa3	2,270,000	2,487,693
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	4,210,000	4,783,191
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	18,410,000	20,916,521
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa3	2,265,000	2,555,667
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	2,886,181
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,437,344
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,743,712
Plum Borough School District GO, 2.00% due 9/15/2014 (Insured: BAM) (State Aid Withholding)	AA/NR	1,000,000	1,007,120
Plum Borough School District GO, 2.00% due 9/15/2015 (Insured: BAM) (State Aid Withholding)	AA/NR	850,000	868,029
Plum Borough School District GO, 3.00% due 9/15/2016 (Insured: BAM) (State Aid Withholding)	AA/NR	750,000	789,368
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	254,916
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	816,871
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	429,421
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	434,927
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,326,801
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,591,537
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,749,667
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,625,702
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,716,365
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	539,593
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,138,419
Saint Mary Hospital Authority, 5.00% due 11/15/2021 (Catholic Health East Issue)	AA-/Aa2	2,900,000	2,973,979
School District of Pittsburgh GO, 5.50% due 9/1/2016 (Insured: AGM) (State Aid Withholding)	AA/Aa3	4,000,000	4,453,080
School District of the City of Erie GO, 0% due 5/1/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA-/Baa1	1,100,000	1,099,879
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	500,000	511,880
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,020,590
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	633,163
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,234,012
West Mifflin Area School District GO, 3.70% due 10/1/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	2,210,000	2,321,671

RHODE ISLAND — 1.78%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	1,011,688
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,473,600
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,539,850
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,379,520
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,725,626
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,853,644
Rhode Island Convention Center Authority, 5.25% due 5/15/2015 (Convention Center and Parking Projects; Insured: Natl-Re)	AA-/Baa1	765,000	776,506
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,365,000	6,123,396
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,394,000
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,767,846
Rhode Island Convention Center Authority, 5.00% due 5/15/2021 (Convention Center and Parking Projects; Insured: AGM)	AA/Aa3	2,000,000	2,096,240
Rhode Island Economic Development Corp., 5.00% due 6/15/2014 (RIDOT Transit Improvements; Insured: AGM)	AA/A1	2,000,000	2,008,040
Rhode Island Health & Educational Building Corp., 4.00% due 9/15/2015 (University of Rhode Island Auxiliary Enterprise)	A+/A1	500,000	525,010
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	863,018
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,604,834
State of Rhode Island and Providence Plantations, 5.00% due 10/1/2014 (Department of Children, Youth, and Families; Insured: MBIA) (ETM)	AA-/Aa3	1,000,000	1,024,030
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2015 (Shepard’s Building; Insured: AGM)	AA/Aa3	800,000	853,608
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	689,244
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School Project)	AA-/Aa3	1,575,000	1,809,265
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,570,071
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School Project)	AA-/Aa3	1,405,000	1,604,327
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,289,240
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School Project)	AA-/Aa3	3,540,000	4,051,955
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation Project)	AA-/Aa3	2,020,000	2,310,153
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,404,584
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School Project)	AA-/Aa3	3,620,000	4,145,045
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,715,715
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School Project)	AA-/Aa3	1,705,000	1,950,196
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,871,350
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,781,445
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,337,604

Certified Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	$16,535,000	$19,370,422
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,106,420
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,549,779
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,104,000

SOUTH CAROLINA — 0.70%
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	A+/NR	550,000	630,014
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	A+/NR	1,000,000	1,145,230
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	A+/NR	2,000,000	2,272,180
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,708,793
County of Charleston, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,128,795
County of Charleston, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	2,901,742
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/NR	7,975,000	7,975,000
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,949,960
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,111,990
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA/A1	1,000,000	1,073,370
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA/A1	1,000,000	1,107,720
Lexington One School Facilities Corp., 5.00% due 12/1/2015 (Lexington County School District No. 1) (ETM)	NR/Aa3	1,000,000	1,077,950
Medical University Hospital Authority, 4.85% due 8/15/2026 pre-refunded 8/15/2014 (Medical University of South Carolina First Phase Expansion; Insured: Natl-Re/FHA)	AA-/Baa1	4,100,000	4,170,807
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/Baa1	3,800,000	4,627,374
School District of Beaufort County GO, 5.00% due 3/1/2015 (Educational Capital Improvements; Insured: SCSDE)	AA/Aa1	1,000,000	1,044,440
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2014 (CareAlliance Health Services; Insured: AGM)	AA/A2	4,000,000	4,059,680
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2015 (CareAlliance Health Services; Insured: AGM)	AA/A2	3,000,000	3,158,460
State of South Carolina GO, 5.00% due 4/1/2015 (Transportation Infrastructure) (State Aid Withholding)	AA+/Aaa	2,070,000	2,170,706

SOUTH DAKOTA — 0.39%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re)	AA/Baa1	2,000,000	2,162,060
South Dakota Building Authority, 5.00% due 6/1/2022	AA/Aa2	500,000	581,515
South Dakota Building Authority, 5.00% due 6/1/2024	AA/Aa2	1,000,000	1,151,280
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,482,616
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,393,735
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,097,440
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,413,309
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,235,949
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,525,939
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,453,423
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,134,010
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,714,158
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,155,880
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health Issue)	AA-/A1	1,670,000	1,890,206
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,115,483
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,055,000	1,145,878
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,165,000	1,274,883

TENNESSEE — 0.68%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	3,200,000	3,298,944
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa2	3,500,000	3,755,920
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa2	6,000,000	6,738,780
Hallsdale-Powell Utility District, 2.00% due 4/1/2014	AA/NR	1,260,000	1,260,000
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	524,330
Metropolitan Government of Nashville & Davidson County, 6.50% due 12/1/2014 (Water and Sewer Systems) (ETM)	AA-/Aaa	1,545,000	1,610,338
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/Baa2	3,000,000	3,181,500
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A-/Baa1	5,000,000	5,429,800
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/Baa2	11,000,000	12,167,100
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/Baa2	5,000,000	5,604,850
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/Baa2	1,190,000	1,329,004

TEXAS — 8.17%
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM) (ETM)	NR/A2	1,065,000	1,097,845
Amarillo ISD GO, 3.00% due 2/1/2015 (Guaranty: PSF)	AAA/Aaa	1,110,000	1,136,618
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,705,800
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	AA-/A1	1,200,000	1,279,668
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	AA-/Baa1	4,685,000	4,935,085
Brownwood ISD GO, 5.25% due 2/15/2017 (Educational Facilities; Insured: Natl-Re)	NR/A1	1,310,000	1,364,129

40    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2014 (Roman Catholic Diocese of Austin)	NR/Baa1	$890,000	$890,000
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2015 (Roman Catholic Diocese of Austin)	NR/Baa1	1,100,000	1,141,767
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,512,261
Cities of Dallas and Fort Worth, 5.00% due 11/1/2014 (DFW International Airport Development Plan)	A+/A2	1,300,000	1,336,725
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	3,370,000	3,616,617
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,502,650
City of Austin, 5.00% due 5/15/2014 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	2,890,000	2,907,253
City of Austin, 5.00% due 5/15/2015 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	1,520,000	1,602,369
City of Austin, 5.00% due 5/15/2016 (Water and Wastewater System; Insured: Natl-Re)	AA/Aa2	1,500,000	1,616,130
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,097,670
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,734,435
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,749,870
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,752,375
City of Bryan, 4.00% due 7/1/2014 (Electric System)	A+/A1	1,300,000	1,312,233
City of Bryan, 5.00% due 7/1/2015 (Electric System)	A+/A1	1,150,000	1,216,631
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A1	8,000,000	8,809,760
City of Dallas GO, 5.00% due 2/15/2018 pre-refunded 2/15/2015	AA+/Aa1	3,375,000	3,516,649
City of Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,560,097
City of Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,772,835
City of Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,121,035
City of Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,640,170
City of Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,802,981
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	2,000,000	2,040,040
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	1,300,000	1,326,026
City of Houston, 5.00% due 7/1/2015 (Airport System)	AA-/Aa3	2,600,000	2,752,334
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,802,480
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,148,460
City of Houston, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA/A2	3,650,000	2,983,510
[b] City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/NR	3,000,000	3,562,050
[b] City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/NR	4,445,000	5,292,661
[b] City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/NR	7,250,000	8,653,745
City of Houston COP, 6.25% due 12/15/2014 (Water Conveyance System; Insured: AMBAC)	NR/NR	2,850,000	2,939,604
City of Laredo, 5.00% due 3/15/2015 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,930,000	2,007,895
City of Laredo GO, 5.00% due 2/15/2018 (Streets, Sidewalks, Drainage, Signals, Lighting; Insured: Natl-Re)	AA/Aa2	2,000,000	2,234,740
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,117,388
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,131,990
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	23,717,000
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,519,210
City of San Antonio GO, 4.00% due 2/1/2015 (City Public Facility Improvements)	AAA/Aaa	1,000,000	1,032,390
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,682,406
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	AA-/A3	2,835,000	3,101,292
Clifton Higher Education Finance Corp., 5.00% due 8/15/2016 (IDEA Public Schools)	BBB/NR	225,000	242,460
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	345,662
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	361,293
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	498,213
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,195,986
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,591,298
Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	717,288
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,798,687
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,865,652
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,294,722
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,406,336
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,134,769
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,245,093
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,384,518
Decatur ISD GO, 3.00% due 8/15/2015 (Wise County; Guaranty: PSF)	AAA/NR	1,710,000	1,777,032
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,226,544
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,228,860
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,536,880
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa1	5,000,000	5,629,550
Gulf Coast Waste Disposal Authority, 3.00% due 10/1/2014 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	210,000	212,741
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	500,000	539,195
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	875,968
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,148,740
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,286,300

Certified Semi-Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 pre-refunded 10/1/2014 (Bayport Area Wastewater Treatment System; Insured: AMBAC)	A/NR	$2,265,000	$2,319,881
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,861,644
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2015 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,450,000	1,559,707
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,365,000	1,585,024
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,000,000	1,171,250
Harris County Cultural Education Facilities Finance Corp., 0.07% due 9/1/2031 put 4/1/2014 (Texas Medical Center; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	3,475,000	3,475,000
Harris County GO, 4.00% due 10/1/2015 (County Permanent Improvements)	AA+/NR	2,995,000	3,165,835
Harris County GO, 5.00% due 10/1/2015 (County Permanent Improvements)	AA+/NR	4,000,000	4,288,040
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA/A1	6,260,000	6,839,175
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank)	NR/A1	1,245,000	1,567,941
Harris County Health Facilities Development Corp., 0.07% due 10/1/2041 put 4/1/2014 (Texas Children’s Hospital; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	1,415,000	1,415,000
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	AA-/A2	1,500,000	1,638,165
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	2,075,000	2,322,132
Houston ISD GO, 5.00% due 2/15/2015 (Harris County School Buildings)	AA+/Aaa	2,450,000	2,552,753
Houston ISD GO, 3.00% due 7/15/2015 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,072,940
Houston ISD GO, 1.50% due 6/1/2036 put 6/1/2015 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,132,600
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,283,700
Houston ISD Public Facility Corp., 0% due 9/15/2014 (West Side High School; Insured: AMBAC)	AA/Aa2	6,190,000	6,180,839
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	2,016,451
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	935,860
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,092,880
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,220,188
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A1	8,075,000	9,098,991
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	A-/NR	8,500,000	8,792,570
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,022,153
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,211,200
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	44,745,000	45,634,531
North Texas University, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,252,350
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,454,907
Nueces River Authority, 5.00% due 7/15/2015 (City of Corpus Christi Lake Texana Project; Insured: AGM)	AA/Aa3	1,000,000	1,060,050
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,117,440
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,932,924
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,850,866
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,058,207
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,825,000	1,984,304
State of Texas, 2.00% due 8/28/2014 (General Revenue Fund-Cash Flow Management)	SP-1+/Mig1	129,300,000	130,303,368
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A+/Aa3	2,280,000	2,495,802
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A+/Aa3	2,000,000	2,245,120
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	11,336,400
Texas Public Finance Authority, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,061,100
Texas Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,338,160
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,550,717
Texas Public Finance Authority, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aaa	15,500,000	16,730,700
Tyler Junior College District GO, 4.00% due 2/15/2015 (Higher Education Building Projects)	AA+/NR	1,300,000	1,343,056
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,449,803
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,756,565
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,107,340
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,205,260
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,356,204
Ysleta ISD GO, 2.00% due 8/15/2014 (Guaranty: PSF)	AAA/Aaa	3,115,000	3,136,867

U.S. VIRGIN ISLANDS — 0.13%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,544,513

UTAH — 0.10%
Murray City, 0.07% due 5/15/2037 put 4/1/2014 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	3,575,000	3,575,000
South Valley Water Reclamation Facility, 5.00% due 8/15/2024 (Sewer Treatment Facility Improvements; Insured: AMBAC)	A+/NR	2,110,000	2,214,930
State of Utah Building Ownership Authority, 5.00% due 5/15/2014 (State Facilities Master Lease Program)	AA+/Aa1	500,000	502,945

42    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
VERMONT — 0.37%
Energy Northwest, 5.00% due 7/1/2014 (Nine Canyon Wind Project Phase III; Insured: AMBAC)	A/A2	$2,575,000	$2,604,149
Vermont Colleges GO, 4.00% due 7/1/2017	A+/NR	5,375,000	5,774,148
Vermont Economic Development Authority, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,246,282

VIRGINIA — 0.39%
City of Portsmouth GO, 5.00% due 7/1/2017 pre-refunded 7/1/2014 (Insured: AGM)	AA/Aa2	2,000,000	2,024,240
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,868,164
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	5,000,000	5,285,950
[a] Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,224,278
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	5,989,115
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	5,841,700
Northwestern Regional Jail Authority, 5.00% due 7/1/2033 pre-refunded 7/1/2015 (Community Corrections Center; Insured: Natl-Re)	AA-/Aa2	900,000	953,784
Virginia Public Building Authority, 5.00% due 8/1/2014 (Public Facilities Projects)	AA+/Aa1	1,300,000	1,305,239

WASHINGTON — 2.17%
Bremerton School District No. 100C GO, 0% due 12/1/2015 (Insured: AGM)	NR/Aa1	1,270,000	1,255,738
Central Puget Sound Regional Transit Authority, 4.00% due 2/1/2015	AAA/Aa1	840,000	867,040
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,670,600
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	6,203,636
[b] Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,127,280
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	475,000	533,207
[b] Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,269,780
[b] Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,264,120
[b] Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,256,100
[b] Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,129,600
[b] Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,128,590
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,177,100
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,111,030
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,234,112
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,640,311
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,920,263
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,071,860
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,114,866
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,009,502
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,796,400
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	800,000	867,296
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,239,400
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	1,000,000	1,059,600
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	880,616
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	925,063
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,237,384
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	526,795
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Valley Hospital)	NR/Baa2	500,000	513,525
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	786,480
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,095,970
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,397,673
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,971,844
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,821,954
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,609,890
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,167,128
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,097,230
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,105,960
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,090,800
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,074,320
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	1,936,368
Snohomish County Public Utilities District, 5.00% due 12/1/2015 pre-refunded 6/1/2014 (Insured: AGM)	AA/Aa3	5,015,000	5,055,571

Certified Semi-Annual Report    43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	$2,415,000	$2,660,702
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,894,151
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	3,085,505
State of Washington COP, 5.00% due 7/1/2019 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,169,980
State of Washington COP, 5.00% due 7/1/2020 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,868,217
State of Washington COP, 5.00% due 7/1/2021 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,682,062
State of Washington COP, 5.00% due 7/1/2022 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,547,410
State of Washington GO, 5.00% due 7/1/2015 (Public Highway, Bridge, Ferry Capital and Operating Costs)	AA+/Aa1	5,355,000	5,679,192
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,824,520
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,772,120
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,734,060
State of Washington Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,984,310
Washington Health Care Facilities Authority, 5.00% due 8/15/2014 (Multicare Health Systems)	AA-/Aa3	1,500,000	1,525,350
Washington Health Care Facilities Authority, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,119,660
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/Aa3	2,075,000	2,275,901
Washington Health Care Facilities Authority, 5.375% due 12/1/2016 (Group Health Cooperative of Puget Sound; Insured: AMBAC)	BB+/NR	2,000,000	2,003,780
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A-/A2	1,245,000	1,366,873
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/Aa3	1,000,000	1,121,520
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,866,331
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,276,520
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A-/A2	1,050,000	1,176,168
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A-/A2	1,000,000	1,097,830

WEST VIRGINIA — 0.15%
Mason County PCR, 2.00% due 10/1/2022 put 10/1/2014 (Appalachian Power Co.)	NR/Baa1	1,500,000	1,508,175
Monongalia County Building Commission, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	3,545,000	3,635,362
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,158,570
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,160,190
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,743,270
West Virginia University Board of Governors, 5.00% due 10/1/2018 pre-refunded 10/1/2014 (West Virginia University Projects; Insured: Natl-Re)	AA-/Aa3	450,000	460,868

WISCONSIN — 1.04%
Fox Valley Technical College District GO, 2.00% due 12/1/2014 (Higher Education Facility Projects)	NR/Aaa	4,520,000	4,576,048
Fox Valley Technical College District GO, 3.00% due 12/1/2015 (Higher Education Facility Projects)	NR/Aaa	4,515,000	4,721,606
State of Wisconsin, 5.00% due 7/1/2015 (Petroleum Environmental Cleanup Fund Award Program)	AA/Aa2	4,000,000	4,240,600
State of Wisconsin GO, 5.00% due 5/1/2016 pre-refunded 5/1/2014 (General Governmental Purposes; Insured: Natl-Re)	AA/Aa2	1,665,000	1,671,743
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care, Inc.)	NR/A3	4,265,000	4,321,639
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,323,204
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	4,017,352
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,424,901
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,107,900
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,564,233
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A-/A3	1,855,000	2,084,631
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,137,550
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A-/A3	2,110,000	2,396,411
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,238,379
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	2,946,521
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,801,200
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	4,952,520
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,442,500
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,798,025

TOTAL INVESTMENTS — 93.87% (Cost $6,006,780,909)			$6,189,793,193
OTHER ASSETS LESS LIABILITIES — 6.13%			404,418,877

NET ASSETS — 100.00%			$6,594,212,070

44    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority

IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
NCSL	National Conference of State Legislature
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SCSDE	Insured by South Carolina Department of Education
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    45

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $6,006,780,909) (Note 2)	$6,189,793,193
Cash	353,086,057
Receivable for investments sold	10,402,160
Receivable for fund shares sold	25,012,210
Interest receivable	74,209,380
Prepaid expenses and other assets	133,144

Total Assets	6,652,636,144

LIABILITIES
Payable for investments purchased	37,679,197
Payable for fund shares redeemed	16,657,826
Payable to investment advisor and other affiliates (Note 3)	2,735,121
Accounts payable and accrued expenses	281,225
Dividends payable	1,070,705

Total Liabilities	58,424,074

NET ASSETS	$6,594,212,070

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(1,051,028)
Net unrealized appreciation on investments	183,012,284
Accumulated net realized gain (loss)	(2,718,425)
Net capital paid in on shares of beneficial interest	6,414,969,239

$6,594,212,070

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($2,152,787,148 applicable to 148,998,438 shares of beneficial interest outstanding - Note 4)	$14.45
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.67

Class C Shares:
Net asset value and offering price per share* ($756,820,184 applicable to 52,285,741 shares of beneficial interest outstanding - Note 4)	$14.47

Class I Shares:
Net asset value, offering and redemption price per share ($3,684,604,738 applicable to 254,982,927 shares of beneficial interest outstanding - Note 4)	$14.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

46    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $45,987,094)	$82,907,437

EXPENSES
Investment advisory fees (Note 3)	8,694,530
Administration fees (Note 3)
Class A Shares	1,362,753
Class C Shares	481,216
Class I Shares	889,812
Distribution and service fees (Note 3)
Class A Shares	2,725,506
Class C Shares	1,922,799
Transfer agent fees
Class A Shares	320,910
Class C Shares	172,365
Class I Shares	365,445
Registration and filing fees
Class A Shares	22,839
Class C Shares	26,034
Class I Shares	92,326
Custodian fees (Note 3)	362,808
Professional fees	46,410
Accounting fees	112,300
Trustee fees	107,030
Other expenses	231,602

Total Expenses	17,936,685
Less:
Fees paid indirectly (Note 3)	(83,488)

Net Expenses	17,853,197

Net Investment Income	65,054,240

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(315,454)
Net change in unrealized appreciation (depreciation) of investments	30,594,818

Net Realized and Unrealized Gain	30,279,364

Net Increase in Net Assets Resulting from Operations	$95,333,604

See notes to financial statements.

Certified Semi-Annual Report    47

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2014*	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$65,054,240	$126,117,448
Net realized gain (loss) on investments	(315,454)	689,473
Net unrealized appreciation (depreciation) on investments	30,594,818	(146,825,824)

Net Increase (Decrease) in Net Assets Resulting from Operations	95,333,604	(20,018,903)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(20,164,748)	(40,405,210)
Class C Shares	(6,083,841)	(12,785,802)
Class I Shares	(38,805,651)	(72,926,436)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(35,776,616)	96,586,210
Class C Shares	(41,883,109)	36,889,825
Class I Shares	165,643,125	495,171,312

Net Increase in Net Assets	118,262,764	482,510,996

NET ASSETS
Beginning of Period	6,475,949,306	5,993,438,310

End of Period	$6,594,212,070	$6,475,949,306

Distribution in excess of net investment income	$(1,051,028)	$(1,051,028)

*	Unaudited.

See notes to financial statements.

48    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Semi-Annual Report    49

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$6,189,793,193	$—	$6,189,793,193	$—

Total Investments in Securities	$6,189,793,193	$—	$6,189,793,193	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

50    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $6,439 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $33,013 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $83,488.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    51

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	22,225,832	$320,648,572	49,484,325	$722,735,868
Shares issued to shareholders in reinvestment of dividends	1,275,908	18,440,045	2,462,968	35,875,356
Shares repurchased	(25,978,856)	(374,865,233)	(45,505,738)	(662,025,014)

Net increase (decrease)	(2,477,116)	$(35,776,616)	6,441,555	$96,586,210

Class C Shares
Shares sold	4,001,996	$57,901,307	14,778,549	$216,826,246
Shares issued to shareholders in reinvestment of dividends	355,957	5,154,204	722,140	10,538,739
Shares repurchased	(7,257,344)	(104,938,620)	(13,088,746)	(190,475,160)

Net increase (decrease)	(2,899,391)	$(41,883,109)	2,411,943	$36,889,825

Class I Shares
Shares sold	57,476,755	$830,599,842	107,226,983	$1,565,881,920
Shares issued to shareholders in reinvestment of dividends	2,391,797	34,579,431	4,478,918	65,237,854
Shares repurchased	(48,412,572)	(699,536,148)	(78,049,845)	(1,135,948,462)

Net increase (decrease)	11,455,980	$165,643,125	33,656,056	$495,171,312

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $304,427,961 and $324,070,002, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,006,780,909

Gross unrealized appreciation on a tax basis	$204,354,783
Gross unrealized depreciation on a tax basis	(21,342,499)

Net unrealized appreciation (depreciation) on investments (tax basis)	$183,012,284

52    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $299,746. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$1,903,834
2016	192,444

$2,096,278

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    53

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2014(b)(c)	$14.38	0.13	0.07	0.20	(0.13)	—	(0.13)	$14.45	1.85	(d)	0.70	(d)	0.70	(d)	0.70	(d)	1.42	5.04	$2,152,787
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81		0.71		0.71		0.71		(0.39)	17.47	$2,178,317
2012(b)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13		0.72		0.72		0.72		4.36	12.72	$2,131,540
2011(b)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53		0.74		0.74		0.74		3.43	16.15	$1,649,965
2010(b)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66		0.78		0.78		0.78		4.70	12.57	$1,613,582
2009(b)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50		0.86		0.86		0.86		9.67	12.18	$1,040,628
CLASS C SHARES
2014(c)	$14.41	0.11	0.06	0.17	(0.11)	—	(0.11)	$14.47	1.58	(d)	0.97	(d)	0.97	(d)	0.97	(d)	1.21	5.04	$756,820
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55		0.97		0.97		0.97		(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85		0.99		0.99		0.99		4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27		1.00		1.00		1.00		3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36		1.05		1.05		1.55		4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21		1.13		1.13		1.63		9.37	12.18	$206,952
CLASS I SHARES
2014(c)	$14.38	0.16	0.07	0.23	(0.16)	—	(0.16)	$14.45	2.18	(d)	0.37	(d)	0.37	(d)	0.37	(d)	1.58	5.04	$3,684,605
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15		0.37		0.37		0.37		(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46		0.39		0.39		0.39		4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87		0.40		0.40		0.40		3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98		0.44		0.44		0.44		5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81		0.53		0.53		0.53		10.03	12.18	$865,827

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

54 Certified Semi-Annual Report	Certified Semi-Annual Report 55

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses paid During period† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,014.20	$3.50
Hypothetical*	$1,000.00	$1,021.45	$3.52
Class C Shares
Actual	$1,000.00	$1,012.10	$4.85
Hypothetical*	$1,000.00	$1,020.11	$4.87
Class I Shares
Actual	$1,000.00	$1,015.80	$1.84
Hypothetical*	$1,000.00	$1,023.10	$1.85

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; C: 0.97%; I: 0.37%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    57

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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60    This page is not part of the Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1072

Thornburg Intermediate Municipal Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg

INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Midpoint-Neutral Duration – A fund’s midpoint duration is the middle of the duration range established for that fund’s investment strategy.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from July 22, 1991 through March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 7/22/91)
Without sales charge	0.48%	5.27%	5.56%	3.84%	5.07%
With sales charge	-1.52%	4.55%	5.14%	3.63%	4.98%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.92%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	SEC Yield
2.37%	1.60%

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	519

Effective Duration	5.3Yrs

Average Maturity	8.0Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

4    This page is not part of the Semi-Annual Report

Thornburg’s Suite of Municipal Funds

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

	LOW DURATION MUNICIPAL FUND	LIMITED TERM MUNICIPAL FUNDS	INTERMEDIATE MUNICIPAL FUNDS	STRATEGIC MUNICIPAL INCOME FUND
Maturity Range (yrs)	1-5	1-10	1-20	1-30
Portfolio Structure	Laddered	Laddered	Laddered	Flexible
Credit Quality	Investment Grade	Investment Grade	Investment Grade	Flexible (Maximum of 50% below investment grade)

		Primary:	Primary:
		Obtain as high a level of current	Obtain as high a level of current
		income exempt from individual	income exempt from individual
	Seeks current income exempt from	income tax as is consistent with	income tax as is consistent with	Seeks a high level of current income
Objective	federal income taxes, consistent with preservation of capital	preservation of capital	preservation of capital	exempt from federal individual income tax

		Secondary:	Secondary:
		Reduce expected changes in share	Reduce expected changes in share
		price compared to longer intermedi-	price compared to long-term bond
		ate and long-term bond portfolios	portfolios

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2014 Certified Semi-Annual Report

Thornburg Intermediate Municipal Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2014

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased 19 cents to $13.95 per share during the six months ended March 31, 2014. If you were with us for the entire period, you received dividends of 17.3 cents per share. If you reinvested your dividends, you received 17.4 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 2.65% at NAV for the six months ended March 31, 2014, compared to the 2.88% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index (BAML 3-15 Year Municipal Index). The Fund generated 0.70% more price return and 0.93% less income than the index.

The first six months of fiscal 2014 were very interesting as interest-rate changes went in various directions, depending on the maturity discussed. This period certainly highlighted the fact that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. The gold bars show the yield changes from September 30, 2013 through December 31, 2013. Short-term yields (maturities of five years or less) moved lower, while yields in maturities from five years to 20 years moved higher by varying amounts, and longer-term maturities were flat to slightly lower. It is helpful to remember the market tone during that period. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Again, yield changes were not uniform across the yield curve. This time, after new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that focus their investment universes across the different segments of the yield curve. In our opinion, that would mean owning some of each of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration was 5.36 years compared to 5.86 years for the benchmark. This was a slight contributor to performance, adding 0.03%. The Fund’s positioning along the curve added 0.44% to performance. Sector allocations cost the Fund 0.67%. Credit quality was a positive factor, adding 0.40%. Security selection added 0.04% and other factors added 0.46%

Chart I | Changes in AAA General-Obligation Municipal Yield Curve

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Chart II | Labor Market Indicators

2/28/1990 – 3/31/2014

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 185,000 per month for the six months ended March 31, 2014. The unemployment rate has declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed has declined to 58.9% as of March 31, 2014 from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation certainly contributes to this decline, but does not account for all of it. Chart II illustrates each of these trends from 1990.

Inflation, the bondholder’s worst enemy, has remained well controlled in the last six months. The year-over-year change in the Consumer Price Index (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of September 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?”

In January 2014, Janet Yellen replaced Ben Bernanke as Federal Reserve Chair. Her appointment as Fed Chair assured a continuation of the current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities, the tapering of QE3. Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

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Letter to Shareholders,

Continued

The Municipal Market

The municipal market has performed very well over the last six months. The monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, has reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of calendar year 2014, municipal bond mutual funds experienced $1.1 billion of positive cash flows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive return environment, but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of new municipal bonds was down 26% for the first three months of 2014. So muted demand was met with reduced supply, yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States Index which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association
•	State personal income – from the Bureau of Economic Analysis
•	Tax revenue – from the U.S. Census Bureau
•	Employment – from the Bureau of Labor Statistics
•	Home prices – from the Federal Housing Finance Agency
•	Bloomberg State Stock Index

From the fourth quarter of 2012 through the fourth quarter of 2013 (the latest data available), the index has increased on average 2.8%. It ranged from a high of 8.8% to a low of negative 7.5%. For the comparable prior year period, the average was an increase of 0.2%, with a range from 9.9% to negative 4.1%. In addition, state pension funds are still wrestling with some of their issues. The median funding levels have declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate).

Two municipal bond market credit stories (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems. Thornburg Funds do not have direct exposure to the city of Detroit.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely as a potential addition to the Thornburg Strategic Municipal Income Fund and decided not to purchase it. The deal initially traded up to around $97.00, but as of this writing (close of business April 15th) it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

Conclusion

Your Thornburg Intermediate Municipal Fund maintains a laddered portfolio structure of 345 municipal obligors as of March 31, 2014. We ladder our core portfolios, because we believe that this structure tends to maximize an investor’s income. In our opinion, a laddered portfolio structure outperforms the other structures (bullet and barbell) two-thirds of the time.1 This structure effectively manages a portfolio’s yield-curve exposure by owning a roughly equal weighting of each maturity, thereby minimizing a major risk factor.

We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across the Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. More importantly, it frees the team to concentrate on higher value-added tasks, such as fundamental bottom-up credit research. It is just this type of research that has allowed us to avoid the two largest headline-grabbing credit issues in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed in us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

[1]	For a copy of the study, go to www.thornburg.com/whyladder

Chart III | Percent of Portfolio Maturing

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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Schedule of Investments,

Thornburg Intermediate Muncipal Fund	March 31, 2014 (Unaudited)

Summary of Security Credit Ratings†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 2.27%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2016 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$160,000	$170,149
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	750,000	809,430
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	888,081
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	960,402
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	1,004,944
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,046,631
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,092,190
Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC)	NR/NR	1,200,000	1,267,800
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Educational Facilities)	NR/Aa1	2,000,000	2,189,360
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	916,600
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,074,537
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	2,000,000	2,001,620
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,327,388
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa1	1,310,000	1,330,632
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,481,723
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,146,820

ALASKA — 0.50%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	574,450
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re)	AA+/Aa2	2,470,000	2,569,813
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	2,000,000	2,306,020

ARIZONA — 2.43%
Arizona Board of Regents for the Benefit of the University of Arizona, 5.00% due 8/1/2024 (Stimulus Plan for Economic and Educational Development)	AA-/Aa3	1,635,000	1,860,957
Arizona HFA, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A3	1,450,000	1,606,455
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	522,418
City of Flagstaff GO, 2.00% due 7/1/2014 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	160,000	160,723
City of Flagstaff GO, 1.75% due 7/1/2015 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	165,000	168,087
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	205,404
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	737,352
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	463,248
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	219,438
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,630,000	4,820,617
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,126,210
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	1,957,820

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	$2,000,000	$2,252,440
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	735,000	814,564
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,429,949
University Medical Center Corp. GO, 5.00% due 7/1/2015 (UMCC Health Care Facilities)	BBB+/Baa1	1,000,000	1,046,480

CALIFORNIA — 8.45%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,157,080
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,322,949
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,714,965
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,118,220
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,310,230
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,100,620
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,331,120
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	5,701,867
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	A/NR	1,500,000	1,610,925
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,143,200
California State Housing Finance Agency, 4.55% due 2/1/2015 (Low-Moderate Income Mortgage Financing Program; Insured: FGIC) (AMT)	A-/Baa2	2,640,000	2,693,962
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re/FGIC) (ETM)	AA+/Aaa	2,000,000	2,263,340
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A2	2,500,000	2,735,500
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	1,050,000	1,212,446
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,015,000	6,999,777
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,798,151
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,470,755
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,558,300
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,402,978
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,114,300
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,731,729
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	560,000	617,249
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,149,680
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/Baa1	1,165,000	1,370,355
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,363,650
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,500,820
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	5,000,000	5,000,000
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA/A2	1,120,000	1,157,072
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	3,010,975
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA/NR	1,095,000	810,563
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA/NR	1,100,000	710,116
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,203,012
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	1,358,282
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/Ba1	2,400,000	2,503,464
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/Ba1	1,175,000	1,225,772
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,730,210
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	650,745
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	A/A1	5,000,000	5,866,350
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A2	3,000,000	3,447,780
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A2	1,750,000	1,984,902
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	628,632

COLORADO — 1.49%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242) (ETM)	AA-/NR	965,000	980,585
City & County of Denver Airport System, 0.28% due 11/15/2025 put 4/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	750,000	750,000
Colorado Water Resources & Power Development Authority, 3.00% due 9/1/2014 (Water System Facilities Improvements)	AAA/Aaa	1,745,000	1,765,975
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,633,274
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,400,816
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,452,106
Northwest Parkway Public Highway Authority, 5.20% due 6/15/2014 (Insured: AGM) (ETM)	AA/A2	1,005,000	1,015,432
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA/NR	1,120,000	1,271,122
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,429,870
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,432,335

12    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Intermediate Muncipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
CONNECTICUT — 0.31%
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	$1,350,000	$1,400,544
State of Connecticut GO Floating Rate Note, 0.58% due 9/15/2017 (Public Improvements)	AA/Aa3	2,000,000	2,002,560

DELAWARE — 0.27%
Delaware HFA, 5.50% due 6/1/2024 (Beebe Medical Center)	BBB-/ Baa3	1,785,000	1,788,356
Delaware River and Bay Authority, 5.00% due 1/1/2018 (Delaware Memorial Bridge and Cape May-Lewis Ferry; Insured: Natl-Re)	AA-/A1	500,000	517,475
Delaware Solid Waste Authority, 5.00% due 6/1/2021 (Capital Improvement Program; Insured: Natl-Re)	AA+/A2	615,000	657,115

DISTRICT OF COLUMBIA — 1.38%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,111,540
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re)	AA-/Aa3	3,900,000	4,125,732
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	AA-/Aa2	3,000,000	3,200,220
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	3,330,188
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	3,200,250

FLORIDA — 7.51%
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A/A1	2,075,000	2,264,281
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/A1	2,000,000	2,309,120
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/A1	3,680,000	4,313,954
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/A1	2,770,000	3,160,016
City of Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	AA-/A2	1,000,000	1,003,690
Correctional Privatization Commission COP, 5.00% due 8/1/2017 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,015,490
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	1,935,000	2,053,132
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA/A2	2,560,000	2,710,912
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	537,825
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	500,000	532,940
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	AA-/Baa1	1,000,000	1,076,580
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	AA-/Baa1	2,235,000	2,366,060
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,213,352
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,388,090
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,178,133
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,750,000	1,874,302
Hillsborough County, 5.00% due 3/1/2017 (Water & Wastewater System; Insured: Natl-Re)	AA-/A1	5,630,000	5,971,628
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,185,490
Lake County School Board Master Lease Program COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,329,125
Manatee County, 5.00% due 10/1/2015 (Various County Capital Projects)	NR/Aa2	500,000	535,380
Manatee County, 5.00% due 10/1/2016 pre-refunded 10/1/2014 (Transportation Capital Improvements; Insured: AMBAC)	AA-/Aa2	1,000,000	1,024,150
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2018 (University of Miami)	A-/A3	250,000	270,313
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,146,140
Miami-Dade County Expressway Authority, 5.25% due 7/1/2026 pre-refunded 7/1/2014 (Toll System Five-Year Work Program; Insured: Natl-Re)	AA-/A3	375,000	379,778
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,172,444
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA/Aa2	2,130,000	2,483,708
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,429,641
Miami-Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA/A1	2,600,000	2,913,768
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	AA-/A3	2,545,000	2,720,732
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A3	2,000,000	2,124,300
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,644,525
Sarasota County Public Hospital Board, 2.325% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,010,520
School Board of Broward County COP, 5.00% due 7/1/2020 (Educational Facilities and Equipment; Insured: AGM)	AA/A1	1,000,000	1,085,030
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A/A1	3,000,000	3,305,250
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A/A1	2,000,000	2,192,260
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,667,715
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	4,967,263
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	3,870,615
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl-Re)	AA-/Baa1	1,135,000	1,171,763

GEORGIA — 2.06%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	547,284
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	568,849

Certified Semi-Annual Report    13

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	$735,000	$809,103
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	644,534
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	530,000	617,938
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa3	5,000,000	5,634,350
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,349,038
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,579,854
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	581,779
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	796,673
Clayton County & Clayton County Water Authority, 2.00% due 5/1/2014 (Water & Sewerage System)	AA+/NR	585,000	585,924
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,481,710
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,655,000	1,816,578
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,327,416

GUAM — 0.77%
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,254,960
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,220,460
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,750,975
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Ba1	1,000,000	1,097,410

HAWAII — 1.16%
City and County of Honolulu GO, 5.00% due 7/1/2016 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,056,900
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	11,532,800

ILLINOIS — 6.15%
Board of Trustees of Southern Illinois University, 0% due 4/1/2014 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,425,000	1,425,000
Board of Trustees of Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,350,000	1,350,000
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,147,760
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/01/2016 (Low-Income Public Housing Program; Insured: AGM)	AA/A2	5,295,000	5,811,104
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	1,500,000	1,708,680
City of Chicago, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,510,000	1,477,852
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,246,143
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,467,828
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A-/A3	4,700,000	4,980,214
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	A+/Baa1	1,000,000	1,069,310
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/Baa1	415,000	443,984
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/Baa1	500,000	528,750
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	1,937,335
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/A2	500,000	526,495
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,643,895
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,874,107
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,256,100
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	558,630
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	AA/NR	1,000,000	1,111,910
Cook County GO, 5.25% due 11/15/2024	AA/A1	3,000,000	3,320,430
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,596,180
DuPage County Community Consolidated School District No. 93 GO, 2.00% due 1/1/2015 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	465,000	470,743
DuPage County Community Consolidated School District No. 93 GO, 2.00% due 1/1/2016 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	485,000	496,975
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	826,537
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	AA-/A2	1,000,000	1,085,240
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	AA-/A2	1,000,000	1,088,300
Illinois Finance Authority, 5.25% due 9/1/2015 pre-refunded 9/1/2014 (Water & Wastewater Facilities)	AAA/Aaa	420,000	437,228
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,205,660
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,251,200
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,049,710
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health Care Network)	AA/Aa2	5,175,000	6,140,707
Illinois Finance Authority, 5.50% due 8/15/2043 pre-refunded 8/15/2014 (Northwestern Memorial Hospital)	NR/NR	400,000	407,924
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	565,000	566,396
Illinois Toll Highway Authority, 5.00% due 1/1/2021 pre-refunded 7/1/2015 (Congestion-Relief Plan; Insured: AGM)	AA/Aa3	350,000	370,916
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	43,794
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	910,564
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	AAA/NR	1,000,000	1,159,200

14    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Intermediate Muncipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Niles Park District GO, 2.00% due 12/1/2014 (Parks and Recreation Projects)	NR/Aa2	$315,000	$318,248
Niles Park District GO, 2.00% due 12/1/2015 (Parks and Recreation Projects)	NR/Aa2	325,000	332,715
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	339,672
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	360,080
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	370,184
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	379,217
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	384,804
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,301,760
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,778,038
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	AA-/Aa3	1,590,000	1,590,000
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	637,217
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	991,443

INDIANA — 3.98%
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,704,680
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,639,061
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,028,910
City of Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,706,714
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,659,920
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	2,859,675
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,498,058
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,959,284
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,508,214
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	711,730
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,000,000	1,224,140
Indiana Bond Bank, 5.25% due 2/1/2015 (Safe Drinking Water & Wastewater Programs)	AAA/NR	500,000	521,085
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	6,064,104
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,315,080
Indiana Finance Authority, 5.00% due 3/1/2019 (University Health)	AA-/Aa3	5,000,000	5,713,350
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	676,269
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,542,942
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,648,295
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa2	1,000,000	1,087,420
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA/NR	1,000,000	1,094,710
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA/NR	1,000,000	1,079,400

KANSAS — 0.16%
Kansas Development Finance Authority, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	667,983
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re)	NR/A1	1,030,000	1,049,993

KENTUCKY — 0.35%
Jefferson County School District Finance Corp., 4.00% due 9/1/2018 (Educational Facility Acquisition and Improvements; Insured: AGM)	AA/Aa2	610,000	617,991
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,543,022
Turnpike Authority of Kentucky, 5.00% due 7/1/2017 (Revitalization Projects-Highway Capital Planning; Insured: AMBAC)	AA+/Aa2	650,000	688,298

LOUISIANA — 3.07%
City of New Orleans, 6.00% due 6/1/2024 (Sewerage System; Insured: AGM)	AA/A3	750,000	840,952
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,300,577
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,411,317
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,561,565
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,731,345
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,113,760
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,252,657
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,347,231
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	BBB/A3	2,500,000	2,544,025
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,663,585
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,122,990
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,204,680
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,115,610
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,107,770
Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol Complex Program)	NR/Aa3	1,000,000	1,003,940
Office Facilities Corp., 5.00% due 3/1/2019 (State Capitol Complex Program)	AA-/Aa3	255,000	293,064
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,235,070

Certified Semi-Annual Report    15

Schedule of Investments, continued

Thornburg Intermediate Muncipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	$2,620,000	$3,038,231
St. Tammany Parish, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,300,000	1,440,608
St. Tammany Parish, 5.00% due 6/1/2020 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,000,000	1,108,160
State of Louisiana GO, 5.00% due 8/1/2018 (Insured: AGM)	AA/Aa2	300,000	318,840
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,573,605

MAINE — 0.29%
Maine Health and Higher Educational Facilities Authority, 5.00% due 7/1/2025 (Health and Educational Institution Facilities and Equipment; Insured: Natl-Re)	NR/A1	3,105,000	3,133,318

MARYLAND — 0.05%
Washington Suburban Sanitary District GO, 4.00% due 6/1/2015 (Water Supply System)	AAA/Aaa	500,000	503,215

MASSACHUSETTS — 1.47%
Commonwealth of Massachusetts GO, 4.00% due 6/1/2015 (Commonwealth Capital Investment Plan)	AA+/Aa1	525,000	548,509
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2020 pre-refunded 7/1/2014 (Transportation Capital Program)	AAA/Aa1	300,000	303,813
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,192,040
Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	521,185
Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,477,510
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,251,690
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA/Aa2	10,000,000	10,651,700

MICHIGAN — 4.87%
Brighton Area Schools GO, 5.00% due 5/1/2016 (Livingston County School Building and Site; Insured: Q-SBLF)	NR/Aa2	370,000	403,925
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: AGM)	AA/A2	1,260,000	1,264,322
City of Detroit, 4.00% due 7/1/2016 (Water Supply System; Insured: BHAC)	AA+/Aa1	855,000	873,246
City of Detroit, 4.25% due 7/1/2016 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	1,100,000	1,093,048
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	3,000,000	3,012,180
City of Troy GO, 5.00% due 10/1/2016 (Public Safety Facilities and City Hall)	AAA/NR	1,060,000	1,164,283
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	333,426
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	664,937
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	373,914
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	983,142
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,497,114
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	699,741
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,289,957
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,271,181
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	796,672
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	3,150,000	3,432,807
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	1,100,000	1,197,966
Fraser Public School District GO, 5.00% due 5/1/2018 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	910,000	950,704
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	AA+/Aaa	650,000	656,591
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA/A2	2,000,000	2,246,380
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,760,521
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,390,691
L’Anse Creuse Public Schools GO, 5.00% due 5/1/2014 (Macomb County School District Building & Site; Insured: AGM/Q-SBLF)	AA/Aa2	500,000	502,010
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,704,630
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,060,971
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	960,000	1,009,296
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re)	AA-/Aa3	5,000,000	2,938,150
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Health System)	A+/A1	2,140,000	2,219,266
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Health System)	A/A2	3,000,000	3,096,960
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 (Henry Ford Health System)	A-/A2	2,500,000	2,636,925
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	1,000,000	1,082,240
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,166,640
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	3,077,591
South Lyon Community Schools GO, 4.00% due 5/1/2019 (School Buildings and Sites; Insured: Natl-Re)	AA-/Aa2	450,000	473,171
State of Michigan Trunk Line Fund, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,787,895
Warren Consolidated Schools District GO, 4.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM)	AA/A2	750,000	788,423

MINNESOTA — 1.40%
City of St. Cloud, 5.00% due 5/1/2014 (CentraCare Health System)	NR/A1	835,000	838,323
Clay County GO, 3.00% due 4/1/2014 (Construction of County State-Aid Road Improvements)	AA/NR	725,000	725,000
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 (HealthPartners Health System)	A/A2	1,965,000	2,087,538

16    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 (Airport, Marina & Port Improvements; Insured: BHAC) (AMT)	AA+/Aa1	$3,885,000	$4,002,249
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,799,475
State of Minnesota GO, 5.00% due 8/1/2015 (Public Facility Capital Projects)	AA+/Aa1	4,500,000	4,790,385

MISSISSIPPI — 1.14%
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	1,240,000	1,247,440
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	2,031,629
Mississippi Development Bank, 5.00% due 7/1/2022 (City of Canton Parking Facilities)	NR/NR	1,935,000	2,067,528
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,740,518
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	AA-/Aa2	2,850,000	3,301,069

MISSOURI — 1.53%
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 (Junior College District; Insured: Natl-Re)	NR/Aa2	1,000,000	1,094,260
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,071,230
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,098,280
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,121,320
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,574,384
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,900,520
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	810,000	893,179
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	3,805,000	3,842,137

NEVADA — 1.40%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,549,470
City of Henderson, 5.625% due 7/1/2024 (Catholic Healthcare West)	A/A3	2,910,000	2,939,478
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,471,400
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,150,740
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,119,500

NEW HAMPSHIRE — 1.49%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	4,427,677
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/A3	3,920,000	3,935,523
New Hampshire Health & Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,061,920
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA/Aa3	1,860,000	2,146,142
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,629,778
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,001,174

NEW JERSEY — 1.63%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	941,128
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/Baa1	560,000	681,666
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & State Court Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,008,725
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/A1	3,000,000	3,553,320
New Jersey EDA, 5.50% due 9/1/2027 (Schools Facilities Construction; Insured: Natl-Re)	AA-/A1	1,700,000	2,021,249
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	A+/NR	2,000,000	2,201,620
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	A+/NR	1,000,000	1,092,690
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	672,433
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A2	3,000,000	3,559,440

NEW MEXICO — 1.16%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	3,000,000	3,142,170
City of Las Cruces GRT, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,196,590
Incorporated County of Los Alamos, 5.00% due 7/1/2014 (Department of Public Utilities; Insured: AGM)	AA/A2	2,000,000	2,008,040
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	1,800,000	1,665,738
Regents of New Mexico State University, 3.00% due 4/1/2014 (NMSU Golf Course and Corbett Center Student Union)	AA/Aa3	555,000	555,000
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,823,045
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa1	1,205,000	1,220,448

NEW YORK — 4.82%
City of New York GO, 5.00% due 8/1/2019 pre-refunded 8/1/2015 (Financial Emergency Act; Insured: Natl-Re)	AA-/Aa2	465,000	494,165
City of New York GO, 5.00% due 8/1/2019 (Financial Emergency Act; Insured: Natl-Re)	AA/Aa2	140,000	148,655
City of New York GO, 0.44% due 8/1/2021 (Capital Projects)	AA/Aa2	2,700,000	2,702,322
City of New York GO, 5.00% due 8/1/2027 (Financial Emergency Act)	AA/Aa2	4,530,000	5,155,683

Certified Semi-Annual Report    17

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	$1,300,000	$1,446,016
Erie County IDA, 5.00% due 5/1/2019 (City of Buffalo School District)	AA-/Aa3	3,000,000	3,485,460
Erie County IDA, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA-/Aa3	5,000,000	5,612,300
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Elementary, Middle/High School Projects; Insured: Natl-Re) (State Aid Withholding)	NR/A1	305,000	339,163
New York City Municipal Water Finance Authority, 0.07% due 6/15/2035 put 4/1/2014 (Water and Sewer System Capital Improvements; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	20,000,000	20,000,000
New York City Transitional Finance Authority, 4.00% due 8/1/2014 (City Capital Projects)	AAA/Aa1	3,340,000	3,383,286
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	990,000	1,050,796
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	923,457
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	584,515
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,330,093
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/Aa2	2,500,000	2,839,900
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	1,700,000	1,829,285

NORTH CAROLINA — 0.30%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	636,282
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,412,198
County of Henderson COP, 5.25% due 5/1/2017 pre-refunded 5/1/2015 (Dana Elementary School and Depts. of Social Services, Public Health and Veterans Services; Insured: AMBAC)	AA/Aa3	230,000	242,606

NORTH DAKOTA — 0.23%
City of Bismarck GO, 2.50% due 5/1/2014 (Street, Sewer and Water Systems)	NR/Aa1	250,000	250,478
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,027,070
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	1,105,000	1,179,101

OHIO — 6.53%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,093,930
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,419,920
City of Cleveland, 2.00% due 10/1/2014 (Parks and Recreation Facilities)	AA/A1	470,000	474,131
City of Cleveland, 2.00% due 10/1/2015 (Parks and Recreation Facilities)	AA/A1	475,000	486,932
City of Cleveland, 2.00% due 10/1/2015 (Public Safety, Health and Welfare Facilities)	AA/A1	375,000	384,420
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	523,443
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,453,052
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,707,593
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,119,980
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	111,010
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,571,202
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,637,510
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,109,640
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,140,870
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,382,323
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,607,040
Cleveland Municipal School District GO, 5.25% due 12/1/2019 pre-refunded 6/1/2014 (Educational Facilities Improvements; Insured: AGM) (State Aid Withholding)	AA/Aa2	1,045,000	1,053,903
Cleveland Municipal School District GO, 5.25% due 12/1/2023 pre-refunded 6/1/2014 (Educational Facilities Improvements; Insured: AGM) (State Aid Withholding)	AA/Aa2	1,000,000	1,008,520
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland; LOC: FifthThird Bank)	BBB+/NR	710,000	710,774
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,537,187
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,056,968
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	4,927,371
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,203,222
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	2,976,645
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,109,870
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	4,827,082
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,129,268
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,026,870
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,400,000	1,498,938
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,334,650
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,364,620
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,079,550
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,058,830
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	10,775,000	11,468,802

18    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	$1,200,000	$1,323,432

OKLAHOMA — 0.59%
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,060,441
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	1,000,000	1,138,520
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,241,079

OREGON — 0.03%
Oregon State Department of Administrative Services COP, 4.00% due 5/1/2014 (Correctional Facilities Improvements; Insured: Natl-Re)	AA/Aa2	320,000	321,043

PENNSYLVANIA — 5.41%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,876,725
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	1,090,000	1,120,160
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,164,409
Ambridge Area School District GO, 5.50% due 11/1/2031 pre-refunded 11/1/2014 (Senior High School; Insured: Natl-Re) (State Aid Withholding)	AA-/NR	350,000	360,913
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Educational Facilities; Insured: AGM) (State Aid Withholding)	AA/NR	475,000	529,150
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company) (AMT)	BBB/Baa3	2,620,000	2,722,887
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	920,304
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	6,392,478
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	502,679
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,304,080
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	3,490,000	3,996,713
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	7,470,000	7,674,230
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,285,893
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	4,012,400
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,442,150
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,030,935
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	3,950,100
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	443,005
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	399,624
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	391,877
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	421,128
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	461,869
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	496,156
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/Aa3	5,250,000	5,919,427

RHODE ISLAND — 0.46%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,072,668
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	871,024

SOUTH CAROLINA — 2.07%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,113,760
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,097,710
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 (School District No. 50 Project; Insured: AGM)	AA/A1	2,400,000	2,687,592
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	250,000	277,470
Lexington One School Facilities Corp., 5.00% due 12/1/2019 (School District No. 1 Project)	NR/Aa3	1,000,000	1,099,420
Lexington One School Facilities Corp., 5.25% due 12/1/2021 pre-refunded 12/1/2015 (School District No. 1 Project)	NR/Aa3	1,700,000	1,838,686
Medical University Hospital Authority, 5.25% due 8/15/2022 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	AA-/Baa1	300,000	305,628
Medical University Hospital Authority, 5.25% due 8/15/2023 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	AA-/Baa1	1,550,000	1,579,078
Medical University Hospital Authority, 5.25% due 2/15/2024 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	AA-/Baa1	725,000	738,601
Medical University Hospital Authority, 4.85% due 2/15/2026 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	AA-/Baa1	300,000	305,181
Medical University Hospital Authority, 5.25% due 2/15/2027 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	AA-/Baa1	250,000	254,690
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA/A3	1,000,000	1,100,520
Scago Educational Facilities Corp., 5.00% due 4/1/2019 pre-refunded 10/1/2015 (Spartanburg School District; Insured: AGM)	AA/Aa3	2,740,000	2,932,156
Scago Educational Facilities Corp., 5.00% due 4/1/2021 pre-refunded 10/1/2015 (Spartanburg School District; Insured: AGM)	AA/Aa3	1,000,000	1,070,130

Certified Semi-Annual Report    19

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Securing Assets For Education, 5.00% due 12/1/2019 (School District of Berkeley County Project)	A+/Aa3	$2,000,000	$2,204,960
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	835,000	858,238
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 (School District No. 2 Project; Insured: AGM)	AA/A3	2,855,000	3,064,671

SOUTH DAKOTA — 0.33%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,735,650
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,832,719

TENNESSEE — 1.08%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	1,000,000	1,030,920
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (Prepaid Gas Purchase Agreement)	A-/Baa1	2,500,000	2,764,700
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (Prepaid Gas Purchase Agreement)	A-/Baa2	7,000,000	7,921,270

TEXAS — 8.41%
Arlington ISD GO, 5.00% due 2/15/2018 pre-refunded 2/15/2015 (Tarrant County Educational Facilities; Guaranty: PSF)	NR/Aaa	300,000	312,591
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,486,137
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,825,000	1,851,353
Bexar Metropolitan Water District, 5.00% due 5/1/2021 (Waterworks System; Insured: Syncora)	A+/A1	1,300,000	1,444,820
Bexar Metropolitan Water District, 5.00% due 5/1/2022 (Waterworks System; Insured: Syncora)	A+/A1	2,300,000	2,556,220
Board of Regents of the Texas A&M University System, 5.25% due 5/15/2017 (Revenue Financing System and Capital Plan Projects)	AA+/Aaa	200,000	211,054
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	1,000,000	1,073,180
City of Arlington GO, 5.00% due 8/15/2019 (Insured: AGM)	AAA/Aa1	600,000	638,352
City of Dallas, 5.00% due 10/1/2031 pre-refunded 10/1/2015 (Waterworks & Sewer System; Insured: AGM)	AAA/Aa1	4,710,000	5,042,526
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	615,043
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,241,129
City of Laredo, 5.00% due 3/15/2018 (Sports Venue Improvements; Insured: AMBAC)	A+/A1	2,040,000	2,101,894
City of Laredo GO, 5.00% due 8/15/2017 pre-refunded 8/15/2015 (Waterworks and Sewer System; Insured: AMBAC)	NR/Aa2	185,000	197,056
City of Laredo GO, 5.00% due 8/15/2017 (Waterworks and Sewer System; Insured: AMBAC)	AA/Aa2	315,000	334,562
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,435,264
City of San Antonio Passenger Facility, 5.00% due 7/1/2024 (Airport System Improvements) (AMT)	A-/A2	2,065,000	2,274,329
City of San Antonio Passenger Facility, 5.00% due 7/1/2025 (Airport System Improvements) (AMT)	A-/A2	1,160,000	1,268,483
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,254,820
Eagle Mountain & Saginaw Texas ISD GO, 2.50% due 8/1/2050 put 8/1/2014 (School Improvements; Guaranty: PSF)	AAA/NR	1,000,000	1,007,340
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 pre-refunded 8/15/2015 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	545,000	582,387
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 (Educational Facilities; Insured: Natl-Re)	AA/Aa2	20,000	21,322
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	AA-/A2	2,075,000	2,147,750
Houston Airport System, 5.00% due 7/1/2014	A/NR	1,000,000	1,011,960
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	775,000	879,617
Houston ISD GO, 1.00% due 6/1/2035 put 6/1/2014 (Harris County Educational Facilities; Guaranty: PSF)	AAA/Aaa	2,000,000	2,002,520
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	566,702
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	591,796
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,304,680
Lower Colorado River Authority, 5.00% due 5/15/2026 (Electric Generation, Water & Electric Transmission)	A/A1	9,470,000	10,599,108
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa3	270,000	310,546
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	7,130,000	7,271,744
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA+/NR	450,000	512,091
Nueces River Authority, 5.00% due 7/15/2020 (Corpus Christi Lake Texana Water Supply Facilities; Insured: AGM)	AA/Aa3	1,000,000	1,054,940
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,726,454
Socorro ISD GO, 5.25% due 8/15/2014 (Educational Facility Projects; Guaranty: PSF)	AAA/NR	1,100,000	1,121,021
Stafford Economic Development Corp., 6.00% due 9/1/2017 (Convention Center-Performing Arts Center Theater Complex; Insured: Natl-Re)	AA-/A1	1,775,000	1,914,213
State of Texas, 2.00% due 8/28/2014 (General Revenue Fund-Cash Flow Management)	SP-1+/Mig1	10,500,000	10,581,480
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	2,705,000	3,491,587
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,109,920
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,896,230
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,017,160
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,321,125

U.S. VIRGIN ISLANDS — 0.50%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,466,800

UTAH — 0.18%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	AA-/NR	480,000	536,933
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,398,412

20    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE

VIRGINIA — 0.99%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	$795,000	$861,255
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	2,850,000	3,012,992
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	A+/Aa3	280,000	280,476
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,315,729
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,328,377

WASHINGTON — 2.49%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,506,220
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	2,039,821
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,416,713
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,252,030
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,661,847
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,372,685
State of Washington COP, 5.00% due 7/1/2014 (Higher Education Capital Projects)	NR/Aa2	1,905,000	1,928,222
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 (Multi-care Systems; Insured: AGM)	AA/Aa3	1,000,000	1,090,560
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,818,702

WEST VIRGINIA — 0.25%
State of West Virginia GO, 5.00% due 6/1/2022 (Division of Highways State Road Fund; Insured: Natl-Re)	AA/Aa1	1,000,000	1,053,950
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A/A2	1,530,000	1,615,726

WISCONSIN — 1.83%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A-/A3	2,170,000	2,413,648
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,204,789
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,716,799
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A-/A3	5,000,000	5,497,800
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,484,771
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,600,203

TOTAL INVESTMENTS — 95.24% (Cost $991,444,830)			$1,034,642,905

OTHER ASSETS LESS LIABILITIES — 4.76%			51,684,912

NET ASSETS — 100.00%			$1,086,327,817

Certified Semi-Annual Report    21

Schedule of Investments, continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority/Agency
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

22    Certified Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Intermediate Municipal Fund	March 31, 2014, (Unaudited)

ASSETS
Investments at value (cost $991,444,830) (Note 2)	$1,034,642,905
Cash	39,480,767
Receivable for investments sold	51,244
Receivable for fund shares sold	2,552,129
Interest receivable	13,024,549
Prepaid expenses and other assets	48,427

Total Assets	1,089,800,021

LIABILITIES
Payable for fund shares redeemed	2,421,602
Payable to investment advisor and other affiliates (Note 3)	672,823
Accounts payable and accrued expenses	90,492
Dividends payable	287,287

Total Liabilities	3,472,204

NET ASSETS	$1,086,327,817

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	43,198,075
Accumulated net realized gain (loss)	(915,904)
Net capital paid in on shares of beneficial interest	1,044,049,427

$1,086,327,817

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($419,682,714 applicable to 30,081,295 shares of beneficial interest outstanding - Note 4)	$13.95
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.23

Class C Shares:
Net asset value and offering price per share* ($151,190,634 applicable to 10,822,959 shares of beneficial interest outstanding - Note 4)	$13.97

Class I Shares:
Net asset value, offering and redemption price per share ($515,454,469 applicable to 36,994,264 shares of beneficial interest outstanding - Note 4)	$13.93

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    23

Statement of Operations

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2014, (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $5,090,374)	$17,978,225

EXPENSES
Investment advisory fees (Note 3)	2,472,893
Administration fees (Note 3)
Class A Shares	265,071
Class C Shares	95,599
Class I Shares	118,097
Distribution and service fees (Note 3)
Class A Shares	530,141
Class C Shares	458,246
Transfer agent fees
Class A Shares	69,850
Class C Shares	37,385
Class I Shares	71,710
Registration and filing fees
Class A Shares	15,377
Class C Shares	11,231
Class I Shares	20,526
Custodian fees (Note 3)	78,680
Professional fees	22,973
Accounting fees	15,800
Trustee fees	18,200
Other expenses	39,060

Total Expenses	4,340,839
Less:
Expenses reimbursed by investment advisor (Note 3)	(39,324)
Fees paid indirectly (Note 3)	(9,275)

Net Expenses	4,292,240

Net Investment Income	13,685,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(170,080)
Net change in unrealized appreciation (depreciation) of investments	14,478,801

Net Realized and Unrealized Gain	14,308,721

Net Increase in Net Assets Resulting from Operations	$27,994,706

See notes to financial statements.

24    Certified Semi-Annual Report

Statement of Changes in Net Assets

Thornburg Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$13,685,985	$25,499,159
Net realized gain (loss) on investments	(170,080)	1,075,284
Net unrealized appreciation (depreciation) on investments	14,478,801	(36,445,474)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,994,706	(9,871,031)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(5,315,282)	(10,928,600)
Class C Shares	(1,670,662)	(3,566,005)
Class I Shares	(6,700,041)	(11,004,554)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(15,982,408)	(11,257,015)
Class C Shares	(10,590,305)	(4,502,452)
Class I Shares	59,422,369	98,257,908

Net Increase in Net Assets	47,158,377	47,128,251
NET ASSETS
Beginning of Period	1,039,169,440	992,041,189

End of Period	$1,086,327,817	$1,039,169,440

Distribution in excess of net investment income	$(3,781)	$(3,781)

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    25

Notes to Financial Statements

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

26    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$1,034,642,905	$—	$1,034,642,905	$—

Total Investments in Securities	$1,034,642,905	$—	$1,034,642,905	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Semi-Annual Report    27

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it refunded net commissions aggregating $4,798 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,229 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $39,324 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $9,275.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

28    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2014 (UNAUDITED)		SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,121,642	$43,081,372	5,965,417	$84,404,539
Shares issued to shareholders in reinvestment of dividends	350,161	4,853,511	669,580	9,424,691
Shares repurchased	(4,628,427)	(63,917,291)	(7,502,932)	(105,086,245)

Net increase (decrease)	(1,156,624)	$(15,982,408)	(867,935)	$(11,257,015)

Class C Shares
Shares sold	787,220	$10,896,950	2,531,450	$35,950,972
Shares issued to shareholders in reinvestment of dividends	102,158	1,417,880	207,139	2,919,971
Shares repurchased	(1,656,752)	(22,905,135)	(3,093,344)	(43,373,395)

Net increase (decrease)	(767,374)	$(10,590,305)	(354,755)	$(4,502,452)

Class I Shares
Shares sold	12,007,823	$165,791,410	17,143,818	$240,924,202
Shares issued to shareholders in reinvestment of dividends	402,610	5,573,701	580,482	8,138,676
Shares repurchased	(8,117,797)	(111,942,742)	(10,756,211)	(150,804,970)

Net increase (decrease)	4,292,636	$59,422,369	6,968,089	$98,257,908

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $89,981,818 and $52,290,743, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$991,444,830

Gross unrealized appreciation on a tax basis	$45,305,346
Gross unrealized depreciation on a tax basis	(2,107,271)

Net unrealized appreciation (depreciation) on investments (tax basis)	$43,198,075

At March 31, 2014, the Fund had cumulative tax basis capital losses of $745,825 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire in 2019.

Certified Semi-Annual Report    29

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

30    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

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Certified Semi-Annual Report    31

Financial Highlights

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$13.76	0.17	0.19	0.36	(0.17)	—	(0.17)	$13.95	2.51	(d)	0.92	(d)	0.92	(d)	0.92	(d)	2.65	5.26	$419,683
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37		0.92		0.92		0.92		(0.91)	29.18	$429,941
2012(b)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88		0.93		0.93		0.93		7.69	16.94	$456,527
2011(b)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59		0.95		0.95		0.95		3.27	18.33	$381,839
2010(b)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68		0.97		0.97		0.97		5.61	9.87	$409,844
2009(b)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26		0.98		0.98		0.98		12.12	15.15	$337,037
CLASS C SHARES
2014(c)	$13.78	0.15	0.19	0.34	(0.15)	—	(0.15)	$13.97	2.18	(d)	1.24	(d)	1.24	(d)	1.29	(d)	2.49	5.26	$151,191
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05		1.24		1.24		1.30		(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56		1.24		1.24		1.31		7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29		1.24		1.24		1.32		3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39		1.24		1.24		1.73		5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99		1.24		1.24		1.76		11.90	15.15	$80,571
CLASS I SHARES
2014(c)	$13.75	0.19	0.19	0.38	(0.20)	—	(0.20)	$13.93	2.84	(d)	0.59	(d)	0.59	(d)	0.59	(d)	2.75	5.26	$515,454
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68		0.61		0.61		0.61		(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18		0.61		0.61		0.61		7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90		0.63		0.63		0.63		3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99		0.65		0.65		0.65		5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59		0.66		0.66		0.68		12.56	15.15	$125,709

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

32 Certified Semi-Annual Report	Certified Semi-Annual Report 33

Expense Example

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,026.50	$4.64
Hypothetical*	$1,000.00	$1,020.35	$4.62
Class C Shares
Actual	$1,000.00	$1,027.50	$6.26
Hypothetical*	$1,000.00	$1,018.75	$6.24
Class I Shares
Actual	$1,000.00	$1,024.90	$2.99
Hypothetical*	$1,000.00	$1,021.98	$2.98

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.24%; I: 0.59%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Semi-Annual Report

Other Information

Thornburg Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    35

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Semi-Annual Report

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH172

Thornburg Strategic Municipal Income Fund

Informational Brochure and Semi-Annual Report

Form 1040
Department of the Treasury—Internal Revenue Service
U.S. Individual Income Tax Return
2008
Label
Use the IRS label.
Otherwise, please print or type.
Presidential Election Campaign
Single
Filing Status
Check only one box.
Yourself.
Spouse
Dependents:

MARCH 31, 2014

Thornburg
INVESTMENT MANAGEMENT

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Important Information

The information presented on the following pages is current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P, and Fitch).

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core Personal Consumption Expenditure Price Index – A measure of the Personal Consumption Expenditure Price Index that excludes the more volatile and seasonal food and energy prices.

Personal Consumption Expenditure Price Index (PCEPI) – This index is one measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCEPI covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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Thornburg Strategic Municipal Income Fund

The Thornburg Strategic Municipal Income Fund differentiates itself in four ways from other general municipal funds.

•	First, it has a more flexible mandate; we go where we perceive value. This allows us to search various sectors, issuers, credit qualities, geographic areas, and segments of the yield curve.

•	Second, we don’t have a legacy of bonds purchased prior to the credit meltdown of 2007–2008.

•	Third, the Fund does not use leverage, as do many high-yield muni funds.

•	Finally, we believe that we can apply some of the risk-management skills we have demonstrated in our investment grade funds. Our portfolio managers have over 55 years of combined experience in the municipal market.

Portfolio Managers

Josh Gonze Chris Ryon, CFA

Objectives and Strategies

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to AMT).

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the Prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 YR	3 YRS	SINCE INCEPTION
A Shares (Incep: 4/1/09)
Without sales charge	0.31%	7.60%	8.61%
With sales charge	-1.70%	6.87%	8.18%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, so that actual expenses for Class A shares do not exceed 1.25%.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	SEC Yield
2.88%	2.28%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 2.26% and the Annualized Distribution Yield would have been 2.85%.

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	184

Effective Duration	6.1 Yrs

Average Maturity	12.7 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg’s Suite of Municipal Funds

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

	LOW DURATION	LIMITED TERM	INTERMEDIATE	STRATEGIC MUNICIPAL
	MUNICIPAL FUND	MUNICIPAL FUNDS	MUNICIPAL FUNDS	INCOME FUND
Maturity Range (yrs)	1-5	1-10	1-20	1-30
Portfolio Structure	Laddered	Laddered	Laddered	Flexible
Credit Quality	Investment Grade	Investment Grade	Investment Grade	Flexible (Maximum of 50% below investment grade)
		Primary:	Primary:
Objective	Seeks current income exempt from federal income taxes, consistent with preservation of capital

Obtain as high a level of current income exempt from individual income tax as is consistent with preservation of capital

Secondary:

Reduce expected changes in share price compared to longer intermedi- ate and long-term bond portfolios

Obtain as high a level of current income exempt from individual income tax as is consistent with preservation of capital

Secondary:

Reduce expected changes in share price compared to long-term bond portfolios

Seeks a high level of current income exempt from federal individual income tax

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2014 Certified Semi-Annual Report

Thornburg Strategic Municipal Income Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2014

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased 31 cents to $14.71 per share during the six months ended March 31, 2014. If you were with us for the entire period, you received dividends of 22.6 cents per share. If you reinvested your dividends, you received 22.8 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 4.15% at NAV for the six months ended March 31, 2014, compared to the 4.18% total return for the BofA Merrill Lynch Municipal Master Index (BAML Municipal Master Index). The Fund generated 0.33% more price return and 0.36% less income than the index.

The first six months of fiscal 2014 were very interesting as interest-rate changes went in various directions, dependent on the maturity discussed. This period certainly highlighted the fact that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. The gold bars show the yield changes from September 30, 2013 through December 31, 2013. Short-term yields (maturities of five years or less) moved lower, while yields in maturities from five years to 20 years moved higher by varying amounts, and longer-term maturities were flat to slightly lower. It is helpful to remember the market tone during that period. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Again, yield changes were not uniform across the yield curve. This time, after new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that focus their investment universes across the different segments of the yield curve. In our opinion, that would mean owning some of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration was 6.67 years compared to 7.98 years for the benchmark. This detracted from relative performance by 0.14% in the period. The Fund’s positioning along the yield curve cost the Fund 0.15% of relative performance. Sector allocations were a positive component of performance, adding 0.26% of relative performance. Dollar price, which examines the effects of discounts and premiums in the Fund, detracted by 0.31%. The Fund’s overweight in lower-rated bonds added 0.42% of relative performance. Security selection added 0.47% and other factors subtracted 0.22%.

Chart I | Changes in AAA General-Obligation Municipal Yield Curve

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Chart II | Labor Market Indicators

2/28/1990 – 3/31/2014

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 185,000 per month for the six months ended March 31, 2014. The unemployment rate has declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed has declined to 58.9% as of March 31, 2014 from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation certainly contributes to this decline, but does not account for all of it. Chart II illustrates each of these trends from 1990.

Inflation, the bondholder’s worst enemy, has remained well controlled in the last six months. The year-over-year change in the Consumer Price Index (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of September 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?” In January 2014, Janet Yellen replaced Ben Bernanke as Federal Reserve Chair. Her appointment as Fed Chair assured a continuation of the current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage backed securities by the Federal Reserve; the tapering of QE3 Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

8    Certified Semi-Annual Report

Letter to Shareholders,

Continued

The Municipal Market

The municipal market has performed very well over the last six months. The monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, has reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of calendar year 2014, municipal bond mutual funds experienced $1.1 billion of inflows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive-return environment, but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of new municipal bonds was down 26% for the first three months of 2014. So, muted demand was met with reduced supply, yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

From the fourth quarter of 2012 through the fourth quarter of 2013 (latest data available) the BAML Municipal Master Index increased on average 2.8%. It ranged from a high of 8.8% to a low of negative 7.5%. For the comparable prior year period, the average was an increase of 0.2% with a range from 9.9% to negative 4.1%. In addition, state pension funds are still wrestling with some of their issues. The median funding levels have declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate).

Two municipal bond market credit stories (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems. Thornburg Funds do not have direct exposure to the city of Detroit.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely and decided not to purchase it for your Fund. The deal initially traded up to around $97.00 but as of this writing (close of business April 15th), it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

Conclusion

Your Thornburg Strategic Municipal Income Fund focuses on undervalued segments of the municipal bond market and comprised 144 municipal obligors as of March 31, 2014. We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across that universe. We continue to concentrate on higher value-added tasks, such as performing fundamental bottom-up credit research. It is just this type of research that has allowed us to avoid the two largest headline-grabbing credit issues in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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Schedule of Investments

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

Summary of Security Credit Rating†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 0.56%
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	$1,000,000	$1,000,810

ARIZONA — 0.57%
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	370,000	367,558
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	664,461

CALIFORNIA — 15.09%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,572,461
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	476,254
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	1,500,000	1,723,860
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	426,741
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A-/Baa2	1,175,000	1,228,474
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A-/Baa2	560,000	559,994
California Municipal Finance Authority, 8.50% due 11/1/2039 (Harbor Regional Center)	NR/Baa1	1,000,000	1,185,190
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	2,836,110
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A2	1,000,000	1,094,200
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Offices Renovation)	A-/A2	100,000	116,108
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	200,000	199,560
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	995,000	968,304
Calipatria USD GO, 4.00% due 8/1/2017 (Educational Facilities; Insured: AMBAC)	NR/NR	150,000	150,612
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,425,000	1,247,760
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	567,070
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,515,900
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A/NR	1,000,000	1,090,630
City of Santa Monica, 4.00% due 1/1/2017 (Hyperion Project-Wastewater Enterprise; Insured: Natl-Re)	AAA/Aa1	75,000	75,203
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,826,807
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	681,641
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A/NR	650,000	680,771
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2014 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/NR	75,000	76,165
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2015 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/NR	50,000	52,174
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/Baa1	200,000	210,968
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,266,240
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	954,138
Riverside Community College District GO, 5.00% due 8/1/2021 (Insured: AGM)	AA/Aa2	150,000	159,291
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A2	535,000	411,827
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	AA-/Baa1	1,025,000	704,114

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	$250,000	$279,860
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	576,115
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/Ba1	1,000,000	1,037,770
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA/NR	100,000	100,467
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	A+/A2	500,000	501,995
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	516,791

COLORADO — 3.90%
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,505,296
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	456,071
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	608,902
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	825,000	842,903
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	238,608
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	422,448
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa2	615,000	688,874
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa2	260,000	327,834
Regional Transportation District COP, 4.50% due 6/1/2016 pre-refunded 6/1/2015 (Transit Vehicles Project; Insured: AMBAC)	A/Aa3	350,000	367,311
Regional Transportation District COP, 5.375% due 6/1/2031	A/Aa3	500,000	540,760

CONNECTICUT — 1.57%
Borough of Naugatuck COP, 5.00% due 6/15/2017 (Incineration Facilities; Insured: AMBAC) (AMT)	NR/Aa3	775,000	780,774
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,036,250
State of Connecticut GO Floating Rate Note, 0.58% due 9/15/2017 (Public Improvements)	AA/Aa3	1,000,000	1,001,280

DELAWARE — 1.14%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BB+/NR	1,000,000	1,045,040
Delaware HFA, 5.50% due 6/1/2024 (Beebe Medical Center)	BBB-/Baa3	1,000,000	1,001,880

DISTRICT OF COLUMBIA — 0.44%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	797,730

FLORIDA — 5.86%
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,245,000	1,322,053
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,790,000	1,911,416
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa1	1,000,000	1,048,700
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	340,578
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,198,813
Orange County, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	392,374
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	515,200
Sarasota County Public Hospital Board, 2.325% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,005,260
School Board of Marion County COP, 5.25% due 6/1/2022 (Educational Facilities; Insured: AMBAC)	NR/A1	1,000,000	1,050,600
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement Communities Project)	NR/NR	230,000	233,015
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/Baa1	1,000,000	1,108,550
University of Southern Florida Financing Corp. COP, 5.00% due 7/1/2021 (Student Housing & Parking Facilities; Insured: AMBAC)	A+/A1	375,000	395,783

GEORGIA — 1.72%
City of Atlanta, 6.25% due 11/1/2034 (Water and Wastewater Capital Improvement Program)	A+/Aa3	500,000	582,340
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,160,570
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A3	515,000	567,710
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa2	350,000	395,402
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	379,071

GUAM — 2.38%
Guam Government, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	529,895
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,030,660
Guam Government GO, 7.00% due 11/15/2039	BB-/NR	520,000	550,550
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,089,130
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Ba1	500,000	548,705
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Ba1	500,000	519,480

12    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ILLINOIS — 5.28%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	$365,000	$392,203
City of Chicago, 5.25% due 1/1/2016 (Municipal Residential Street Improvements; Insured: AMBAC)	AA+/Baa1	800,000	803,192
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	1,006,210
City of Chicago, 5.00% due 1/1/2035 (Midway Airport Development Plan; Insured: Natl-Re)	AA-/A2	1,055,000	1,058,534
City of Chicago GO, 5.00% due 1/1/2020 (Insured: AGM)	AA/A2	475,000	484,253
Cook County GO, 5.25% due 11/15/2033	AA/A1	1,000,000	1,058,920
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	345,985
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,545,000	1,702,436
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/Baa1	1,500,000	1,507,035
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa1	250,000	267,270
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa1	410,000	491,500
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/Baa1	570,000	364,122

INDIANA — 2.91%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	1,000,000	1,047,500
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB-/B1	3,000,000	3,139,290
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,029,190

IOWA — 0.87%
Iowa Finance Authority Midwestern Disaster Area, 5.25% due 12/1/2025 (Iowa Fertilizer Company Project)	BB-/NR	1,615,000	1,566,921

KANSAS — 0.66%
City of Wichita, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	255,000	251,711
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	773,253
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA-/NR	150,000	156,642

KENTUCKY — 1.67%
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A-/Baa1	540,000	582,320
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/Baa1	715,000	538,138
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/Baa1	2,650,000	1,868,647

LOUISIANA — 2.69%
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,151,980
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	121,606
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	506,335
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,000,000	2,054,660

MASSACHUSETTS — 0.21%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	345,000	368,574

MICHIGAN — 8.46%
City of Detroit, 0% due 7/1/2017 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	100,000	83,622
City of Detroit, 5.00% due 7/1/2017 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	100,000	100,247
City of Detroit, 0% due 7/1/2018 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	330,000	260,010
City of Detroit, 5.00% due 7/1/2018 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	350,000	350,865
City of Detroit, 5.00% due 7/1/2020 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	1,000,000	994,100
City of Detroit, 5.25% due 7/1/2021 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	200,000	198,226
City of Detroit, 5.00% due 7/1/2022 (Water Supply System; Insured: Natl-Re)	AA-/Baa1	260,000	257,403
City of Detroit, 5.25% due 7/1/2023 (Sewage Disposal System; Insured: Natl-Re)	AA-/Baa1	180,000	178,814
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,023,760
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,043,360
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,119,976
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,075,420
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A1	225,000	235,697
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,032,820
Michigan Finance Authority, 8.125% due 4/1/2041 (Hope Academy Project)	NR/NR	980,000	1,055,607
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	668,041
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,050,000	1,103,917
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Edward W. Sparrow Hospital Assoc.)	A+/A1	200,000	212,404
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Southshore Medical Center)	A/A2	650,000	671,008
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A-/A2	1,000,000	1,047,770

Certified Semi-Annual Report    13

Schedule of Investments, continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	$250,000	$305,120
School District of the City of Detroit, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,068,480
School District of the City of Detroit GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa2	1,000,000	1,089,060

MINNESOTA — 0.86%
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 (Airport, Marina & Port Improvements;
Insured: BHAC) (AMT)	AA+/Aa1	1,000,000	1,030,180
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	A/A2	115,000	120,748
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	398,877

MISSISSIPPI — 0.08%
Jackson Public School District, 4.00% due 2/1/2018 (District Long Range Capital Expenditure Program; Insured: AGM) (State Aid Withholding)	NR/Aa3	140,000	145,075

MISSOURI — 2.04%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	1,025,000	1,130,257
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,528,447

NEVADA — 0.84%
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	700,000	703,171
Redevelopment Agency of the City of Mesquite, 7.125% due 6/1/2021 (Public Facility and Redevelopment Projects)	BBB+/NR	300,000	301,044
Redevelopment Agency of the City of Mesquite, 7.375% due 6/1/2024 (Public Facility and Redevelopment Projects)	BBB+/NR	500,000	501,630

NEW JERSEY — 1.09%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	762,727
New Jersey EDA, 5.50% due 9/1/2027 (Schools Facilities Construction; Insured: Natl-Re)	AA-/A1	1,000,000	1,188,970

NEW MEXICO — 1.10%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	1,000,000	1,047,390
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	1,000,000	925,410

NEW YORK — 0.23%
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/A1	400,000	421,132

NORTH CAROLINA — 0.25%
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2020 (Progress Energy Carolinas, Inc. Initial Project Acquisition; Insured: AMBAC)	A-/NR	410,000	440,233

OHIO — 2.64%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	500,000	568,305
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland Project; LOC: FifthThird Bank)	BBB+/NR	270,000	270,294
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: FifthThird Bank)	BBB+/NR	1,000,000	1,078,780
Ohio State Air Quality Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	100,000	101,799
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,079,550
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,350,000	1,376,474
Wyoming City School District GO, 5.00% due 12/1/2018 (Educational Facilities; Insured: AGM)	NR/A2	250,000	267,095

OREGON — 0.56%
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration Project; Insured: ACA)	NR/NR	1,000,000	1,011,280

PENNSYLVANIA — 4.74%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	950,000	999,609
City of Philadelphia, 5.00% due 6/15/2027 (Philadelphia International and Northeast Philadelphia Airports) (AMT)	A+/A2	2,000,000	2,123,080
Pennsylvania Economic Development Financing Authority, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	457,587
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,849,212
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	2,006,200
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,064,790

14    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
RHODE ISLAND — 0.42%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	A+/NR	$315,000	$364,090
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	A+/NR	350,000	398,527

SOUTH DAKOTA — 0.68%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	426,880
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	787,387

TENNESSEE — 0.37%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	A-/Baa1	100,000	103,566
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/Baa2	500,000	553,700

TEXAS — 8.60%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	742,226
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	665,000	636,777
City of Kerrville Health Facilities Development Corp., 5.45% due 8/15/2035 (Sid Peterson Memorial Hospital)	BBB-/NR	2,665,000	2,679,498
Commissioners Court of Bexar County, 5.00% due 6/15/2018 pre-refunded 6/15/2015 (County Highway Construction and Maintenance)	AA+/Aaa	200,000	211,514
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	556,430
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,099,630
Lower Colorado River Authority, 5.00% due 5/15/2026 (Electric Generation, Water & Electric Transmission)	A/A1	3,000,000	3,357,690
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	45,299
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,114,490
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	1,165,000	1,503,770
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	105,098
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	550,000	561,149
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	160,679
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,563,299
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,087,890

U.S. VIRGIN ISLANDS — 0.30%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	545,180

UTAH — 0.61%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,086,950

VIRGINIA — 0.85%
City of Lexington IDA, 5.375% due 1/1/2028 (Residential Care Facility-Kendal at Lexington)	NR/NR	1,000,000	1,002,060
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 pre-refunded 7/1/2014 (Hampton RDS Proton)	NR/NR	500,000	520,665

WASHINGTON — 2.68%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,571,487
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A-/A2	1,000,000	1,064,110
Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	A+/A1	2,000,000	2,179,020

TOTAL INVESTMENTS — 84.92% (Cost $143,228,586)			$152,384,771
OTHER ASSETS LESS LIABILITIES — 15.08%			27,059,237

NET ASSETS — 100.00%			$179,444,008

Certified Semi-Annual Report    15

Schedule of Investments, continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

16    Certified Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $143,228,586) (Note 2)	$152,384,771
Cash	24,327,773
Receivable for investments sold	45,000
Receivable for fund shares sold	917,909
Interest receivable	2,244,650
Prepaid expenses and other assets	34,477

Total Assets	179,954,580

LIABILITIES
Payable for fund shares redeemed	272,259
Payable to investment advisor and other affiliates (Note 3)	140,598
Accounts payable and accrued expenses	56,129
Dividends payable	41,586

Total Liabilities	510,572

NET ASSETS	$179,444,008

NET ASSETS CONSIST OF
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	9,156,185
Accumulated net realized gain (loss)	88,835
Net capital paid in on shares of beneficial interest	170,195,366

$179,444,008

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($59,865,416 applicable to 4,069,273 shares of beneficial interest outstanding - Note 4)	$14.71
Maximum sales charge, 2.00% of offering price	0.30

Maximum offering price per share	$15.01

Class C Shares:
Net asset value and offering price per share* ($21,312,162 applicable to 1,447,194 shares of beneficial interest outstanding - Note 4)	$14.73

Class I Shares:
Net asset value, offering and redemption price per share ($98,266,430 applicable to 6,673,416 shares of beneficial interest outstanding - Note 4)	$14.73

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    17

Statement of Operations

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income	$39,162
Interest income (net of premium amortized of $414,534)	3,533,891

Total Income	3,573,053

EXPENSES
Investment advisory fees (Note 3)	610,590
Administration fees (Note 3)
Class A Shares	31,722
Class C Shares	13,175
Class I Shares	22,747
Distribution and service fees (Note 3)
Class A Shares	63,444
Class C Shares	63,236
Transfer agent fees
Class A Shares	14,070
Class C Shares	7,968
Class I Shares	16,455
Registration and filing fees
Class A Shares	10,158
Class C Shares	13,032
Class I Shares	13,519
Custodian fees (Note 3)	30,175
Professional fees	20,375
Accounting fees	2,814
Trustee fees	3,056
Other expenses	11,469

Total Expenses	948,005
Less:
Expenses reimbursed by investment advisor (Note 3)	(40,000)
Fees paid indirectly (Note 3)	(775)

Net Expenses	907,230

Net Investment Income	2,665,823

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	88,882
Net change in unrealized appreciation (depreciation) of investments	4,108,158

Net Realized and Unrealized Gain	4,197,040

Net Increase in Net Assets Resulting from Operations	$6,862,863

See notes to financial statements.

18    Certified Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Strategic Municipal Income Fund

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31, 2014*	SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,665,823	$5,198,489
Net realized gain (loss) on investments	88,882	610,582
Net unrealized appreciation (depreciation) on investments	4,108,158	(9,694,162)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,862,863	(3,885,091)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(795,937)	(1,710,530)
Class C Shares	(299,371)	(600,810)
Class I Shares	(1,570,515)	(2,887,149)
From realized gains
Class A Shares	(189,519)	(158,051)
Class C Shares	(79,000)	(57,504)
Class I Shares	(342,071)	(215,913)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	6,463,270	(10,039,182)
Class C Shares	(498,110)	(880,639)
Class I Shares	7,008,213	1,965,732

Net Increase (Decrease) in Net Assets	16,559,823	(18,469,137)

NET ASSETS
Beginning of Period	162,884,185	181,353,322

End of Period	$179,444,008	$162,884,185

Undistributed net investment income	$3,622	$3,622

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    19

Notes to Financial Statements

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

20    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$152,384,771	$—	$152,384,771	$—

Total Investments in Securities	$152,384,771	$—	$152,384,771	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $967 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $507 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $13,425 for Class A shares, $21,843 for Class C shares, and voluntarily reimbursed $4,732 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $775.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2014 (UNAUDITED)		SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,195,399	$17,384,722	1,268,566	$19,218,808
Shares issued to shareholders in reinvestment of dividends	65,278	945,388	112,412	1,684,533
Shares repurchased	(823,009)	(11,866,840)	(2,064,383)	(30,942,523)

Net increase (decrease)	437,668	$6,463,270	(683,405)	$(10,039,182)

Class C Shares
Shares sold	183,634	$2,658,125	466,350	$7,039,591
Shares issued to shareholders in reinvestment of dividends	23,341	338,236	36,935	553,550
Shares repurchased	(240,959)	(3,494,471)	(571,287)	(8,473,780)

Net increase (decrease)	(33,984)	$(498,110)	(68,002)	$(880,639)

Class I Shares
Shares sold	1,532,527	$22,209,208	2,115,021	$31,792,973
Shares issued to shareholders in reinvestment of dividends	123,563	1,791,471	186,468	2,792,658
Shares repurchased	(1,177,588)	(16,992,466)	(2,192,296)	(32,619,899)

Net increase (decrease)	478,502	$7,008,213	109,193	$1,965,732

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $18,666,463 and $20,237,707, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$143,228,586

Gross unrealized appreciation on a tax basis	$9,520,870
Gross unrealized depreciation on a tax basis	(364,685)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,156,185

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    23

Financial Highlights

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$14.40	0.23	0.36	0.59	(0.23)	(0.05)	(0.28)	$14.71	3.14	(d)	1.25	(d)	1.25	(d)	1.30	(d)	4.15	12.27	$59,866
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74		1.25		1.25		1.31		(2.21)	37.42	$52,278
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(e)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761
CLASS C SHARES
2014(c)	$14.41	0.20	0.38	0.58	(0.21)	(0.05)	(0.26)	$14.73	2.84	(d)	1.55	(d)	1.55	(d)	1.76	(d)	4.07	12.27	$21,312
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44		1.55		1.55		1.73		(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(e)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(f)	18.58	14.37	$3,684
CLASS I SHARES
2014(c)	$14.41	0.25	0.37	0.62	(0.25)	(0.05)	(0.30)	$14.73	3.45	(d)	0.94	(d)	0.94	(d)	0.95	(d)	4.38	12.27	$98,266
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04		0.95		0.95		0.96		(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(e)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Fund commenced operations on April 1, 2009.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amount per share.

See notes to financial statements.

24 Certified Semi-Annual Report	Certified Semi-Annual Report 25

Expense Example

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD†
	10/1/13	3/31/14	10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,041.50	$6.36
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$1,040.70	$7.88
Hypothetical*	$1,000.00	$1,017.21	$7.79
Class I Shares
Actual	$1,000.00	$1,043.80	$4.78
Hypothetical*	$1,000.00	$1,020.25	$4.72

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.94%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

Other Information

Thornburg Strategic Municipal Income Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

28    This page is not part of the Semi-Annual Report

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    29

Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report    31

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1979

Thornburg California Limited Term Municipal Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg
INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages is current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

This page is not part of the Semi-Annual Report    3

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze             Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from February 19, 1987 through March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

A Shares (Incep: 2/19/87)	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION

Without sales charge	0.91%	3.94%	4.12%	3.21%	4.58%
With sales charge	-0.61%	3.41%	3.81%	3.05%	4.52%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.94%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	1.57%
SEC Yield	0.72%

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	299

Effective Duration	3.7 Yrs

Average Maturity	5.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg’s Suite of Municipal Funds

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

	LOW DURATION MUNICIPAL FUND	LIMITED TERM MUNICIPAL FUNDS	INTERMEDIATE MUNICIPAL FUNDS	STRATEGIC MUNICIPAL INCOME FUND
Maturity Range (yrs)	1-5	1-10	1-20	1-30
Portfolio Structure	Laddered	Laddered	Laddered	Flexible
Credit Quality	Investment Grade	Investment Grade	Investment Grade	Flexible (Maximum of 50% below investment grade)
Objective	Seeks current income exempt from federal income taxes, consistent with preservation of capital

Primary:

Obtain as high a level of current income exempt from individual income tax as is consistent with preservation of capital

Secondary:

Reduce expected changes in share price compared to longer intermediate and long-term bond portfolios

Primary:

Obtain as high a level of current income exempt from individual income tax as is consistent with preservation of capital

Secondary:

Reduce expected changes in share price compared

to long-term bond portfolios

Seeks a high level of current income exempt from federal individual income tax

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2014 Certified Semi-Annual Report

Thornburg California Limited Term Municipal Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2014

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 11 cents to $13.65 per share during the six months ended March 31, 2014. If you were with us for the entire period, you received dividends of 11.69 cents per share. If you reinvested your dividends, you received 11.73 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 1.68% at NAV for the six months ended March 31, 2014, compared to the 1.74% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index (BAML 1-10 Year Municipal Index). The Fund generated 1.24% more price return and 1.30% less income than the index.

The first six months of fiscal 2014 were very interesting as interest-rate changes went in various directions, depending on the maturity discussed. This period certainly highlighted the fact that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. The gold bars show the yield changes from September 30, 2013 through December 31, 2013. Short-term yields (maturities of five years or less) moved lower, while yields in maturities from five years to 20 years moved higher by varying amounts, and longer-term maturities were flat to slightly lower. It is good to remember the tone of the market during that period. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Again, yield changes were not uniform across the yield curve. This time, after the new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that spread their investments across the different segments of the yield curve. In our opinion, that would mean owning some of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration was 3.55 years compared to 4.00 years for the benchmark. This helped relative performance by 0.14% as interest rates increased during the period. The Fund’s positioning along the yield curve added 0.18% of performance relative to the benchmark. Sector allocations added 0.72% of relative performance, with the Fund being heavy on insured bonds and revenue bonds. Our overweight to lower quality bonds cost us 0.15%. Security selection added 0.04% and other factors added 0.30%.

Chart I | Changes in AAA General-Obligation Municipal Yield Curve

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Chart II | Labor Market Indicators

2/28/1990 – 3/31/2014

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 185,000 per month for the six months ended March 31, 2014. The unemployment rate has declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed has declined to 58.9% as of March 31, 2014, from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation certainly contributes to this decline, but does not account for all of it. Chart II illustrates each of these trends from 1990.

Inflation, the bondholder’s worst enemy, has remained well controlled in the last six months. The year-over-year change in the Consumer Price Index (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of September 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?”

In January 2014, Janet Yellen replaced Ben Bernanke as Federal Reserve Chair. Her appointment as Fed Chair assured a continuation of the current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities, the tapering of QE3. Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

8    Certified Semi-Annual Report

Letter to Shareholders,

Continued

The Municipal Market

The municipal market has performed very well over the last six months. The monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, has reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of calendar year 2014, municipal bond mutual funds experienced $1.1 billion of inflows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive return environment, but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of new municipal bonds was down 26% for the first three months of 2014. So muted demand was met with reduced supply yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States (BEES) Index, for California, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

Table I compares the changes in these various economic factors for the state of California, for the fourth quarter of 2012 through the fourth quarter of 2013 (the latest data available.)

From the fourth quarter of 2012 through the last three months of 2013, the index increased on average 6.3%. That contrasts with a national average of 2.8%, and ranged for all 50 states and the District of Columbia from a high of 8.8% to a low of negative 7.5%. For the comparable prior year period, the average was an increase of 0.2%, with a range of 9.9% to negative 4.1%. That said, state pension funds are still wrestling with some of their issues. The median funding levels have declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate). California’s pension funding levels was reported at 77.4% in 2012, down from 87.4% in 2007.

Table I | BEES Index: California

ECONOMIC INDICATOR	CHANGE FROM Q4 2012 THROUGH Q4 2013
Overall Economic Health	6.3%
Mortgage Delinquency	-1.7%
Personal Income	0.7%
Tax Revenue	16.8%
Employment	2.6%
Home Prices	16.4%
Equity Index	30.1%
Overall Economic Health Rank	11 out of 51 (District of Columbia included)

Two municipal bond market credit stories, which were not in California, (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely as a potential addition to the Thornburg Strategic Municipal Income Fund and decided not to purchase it. The deal initially traded up to around $97.00, but as of this writing (close of business April 15th) it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

Conclusion

Your Thornburg California Limited Term Municipal Fund maintains a laddered portfolio structure, which was comprised of 141 municipal obligors as of March 31, 2014. We ladder our core portfolios, because we believe that this structure tends to maximize an investor’s income. In our opinion, a laddered portfolio structure outperforms the other structures (bullet and barbell) two-thirds of the time.1 This structure effectively manages a portfolio’s yield-curve exposure by owning a roughly equal weighting of each maturity, thereby minimizing a major risk factor.

We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across the Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. More importantly, it frees the team to concentrate on higher value-added tasks, such as performing fundamental bottom-up credit research. It is just this type of research that has allowed us to avoid the two largest, headline-grabbing credit issues in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed in us and will keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

Chart III | Percent of Portfolio Maturing

.

[1]	For a copy of the study, go to www.thornburg.com/whyladder

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Semi-Annual Report

Schedule of Investments

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$2,062,904
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	465,340
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	879,360
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	850,817
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facility Capital Projects)	AA/Aa3	1,000,000	1,163,160
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	2,909,525
Anaheim Public Financing Authority, 5.00% due 10/1/2018 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	780,000	822,128
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	445,000	463,249
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	820,000	849,815
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,000,000	2,255,700
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,268,016
Bay Area Toll Authority, 0.76% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	4,997,600
Bay Area Water Supply & Conservation Agency, 1.00% due 10/1/2014 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,004,370
Bay Area Water Supply & Conservation Agency, 2.00% due 10/1/2015 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,027,020
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	4,214,002
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,152,360
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	3,060,000	3,276,556
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,758,819
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,764,889
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,672,371
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,295,800
California HFFA, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A1	1,500,000	1,526,865
California HFFA, 4.00% due 2/1/2016 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,475,000	2,617,882
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA/Aa2	1,100,000	1,270,643
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,715,000	3,092,928
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA/Aa2	1,000,000	1,203,310
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,376,531
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	A/NR	1,230,000	1,372,077
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,332,895
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,143,400
California HFFA, 5.125% due 7/1/2022 (Dignity Health)	A/A3	1,865,000	1,969,086
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA/Aa3	3,000,000	3,048,660
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,094,030
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,168,390
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	2,000,000	2,024,180
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,413,190
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,815,200
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	165,119
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	176,216
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	137,260
California Pollution Control Financing Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric; Insured: Natl-Re)	AA-/A1	55,000	55,521
California Pollution Control Financing Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A1	275,000	277,604
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	3,021,912
California Pollution Control Financing Authority, 0.05% due 11/1/2026 put 4/1/2014 (Pacific Gas & Electric; LOC: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	500,000	500,011
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A2	1,130,000	1,134,701

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	$1,000,000	$1,029,850
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	517,175
California State Department of Veterans Affairs GO, 4.40% due 12/1/2022 (Farm and Home Purchase Program) (AMT)	AA/Aa2	550,000	556,804
California State Department of Water Resources, 5.00% due 5/1/2014 (DWR Power Supply Program)	AA-/Aa2	1,000,000	1,004,090
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa2	5,000,000	5,260,700
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa2	3,400,000	3,577,276
California State Economic Recovery GO, 5.25% due 7/1/2014 (Insured: Natl-Re)	AA/Aa2	1,045,000	1,058,470
California State Economic Recovery GO, 5.00% due 7/1/2015 (Insured: Natl-Re)	AA/Aa2	585,000	592,079
California State Economic Recovery GO, 5.00% due 7/1/2018	AA/Aa2	3,000,000	3,492,600
California State Housing Finance Agency, 4.85% due 8/1/2016 (Single Family Housing; Insured: AGM) (AMT)	AA/A2	1,000,000	1,057,790
California State Housing Finance Agency, 5.00% due 8/1/2017 (Single Family Housing; Insured: AGM) (AMT)	AA/A2	980,000	1,003,491
California State Housing Finance Agency, 5.125% due 8/1/2018 (Single Family Housing; Insured: AGM) (AMT)	AA/A2	1,000,000	1,023,130
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	745,283
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A/NR	1,000,000	1,124,410
California State Public Works Board, 5.25% due 11/1/2014 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,000,000	1,029,620
California State Public Works Board, 5.25% due 12/1/2014 (California Community Colleges)	A-/A2	1,525,000	1,531,268
California State Public Works Board, 5.00% due 1/1/2015 (Correctional Facilities Improvements; Insured: AMBAC)	A-/A2	2,000,000	2,071,600
California State Public Works Board, 5.00% due 11/1/2015 pre-refunded 11/1/2014 (University of California)	AA+/Aaa	1,000,000	1,028,170
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A-/Aa3	1,000,000	1,112,690
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,413,444
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A-/A2	1,635,000	1,878,746
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A-/A2	3,100,000	3,641,849
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A-/A2	565,000	661,061
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A-/A2	1,950,000	2,282,436
[a] California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A-/A2	3,250,000	3,805,750
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A-/A2	1,500,000	1,756,815
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A-/A2	1,200,000	1,384,236
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A-/A2	1,400,000	1,631,574
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A-/A2	7,200,000	8,397,720
[a] California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A-/A2	3,600,000	4,201,704
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A-/A2	3,000,000	3,502,710
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A-/A2	1,000,000	1,150,670
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A-/A2	3,350,000	3,806,839
[a] California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Faclilities)	A-/A2	3,580,000	4,179,113
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A-/A2	4,000,000	4,617,400
California Statewide Communities Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	750,000	764,100
[b] California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,339,120
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,445,000	1,441,821
California Statewide Communities Development Authority, 3.90% due 8/1/2031 put 7/1/2014 (Kaiser Foundation Hospitals)	A+/NR	800,000	807,152
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	5,000,000	2,572,700
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,194,333
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	2,295,000	1,965,622
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	AA-/A1	1,000,000	1,057,810
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/A1	500,000	590,030
Cerritos Public Financing Authority, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,291,399
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,185,617
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	200,000	222,574
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl- Re)	AA/Aa3	300,000	305,667
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Ave-Public Utilities Commission Office Project)	AA/Aa3	700,000	790,223
City and County of San Francisco Redevelopment Agency, 5.25% due 8/1/2014 (San Francisco Redevelopment Project; Insured: Natl-Re)	AA-/Baa1	2,000,000	2,008,300
City and County of San Francisco Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Project; Insured: AGM)	AA/A1	1,730,000	1,963,792
City of Burbank, 5.00% due 6/1/2015 (Burbank Water and Power System)	AA-/A1	750,000	790,958
City of Burbank, 5.00% due 6/1/2016 (Burbank Water and Power System)	AA-/A1	500,000	547,755
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,127,260
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	414,900
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	736,038
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,000,000	3,014,010
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	AA-/NR	1,300,000	1,502,865
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A2	550,000	630,900

12    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A2	$720,000	$829,296
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A2	1,000,000	1,156,330
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	771,542
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,210,517
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,093,557
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa3	2,755,000	2,855,530
City of Manteca, 2.00% due 7/1/2014 (Water Supply System)	AA-/A1	450,000	452,034
City of Manteca, 3.00% due 12/1/2015 (Wastewater and Sewer System)	AA-/Aa3	280,000	291,998
City of Manteca, 4.00% due 7/1/2016 (Water Supply System)	AA-/A1	300,000	323,601
[b] City of Manteca, 3.00% due 12/1/2016 (Wastewater and Sewer System)	AA-/Aa3	520,000	550,779
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	612,403
City of Manteca, 4.00% due 12/1/2018 (Wastewater and Sewer System)	AA-/Aa3	375,000	417,476
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	467,552
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,170,980
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	749,502
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A/NR	790,000	836,610
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	1,075,000	1,141,069
City of Roseville COP, 5.00% due 2/1/2019 pre-refunded 2/1/2015 (Electric System; Insured: Natl-Re)	AA-/A2	850,000	884,280
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	760,091
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	701,178
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,104,710
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	873,594
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	1,000,000	1,164,460
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	750,000	866,047
City of Santa Fe Springs Community Development Commission, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/Baa1	1,235,000	1,378,383
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A3	1,155,000	1,322,463
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A3	2,600,000	2,610,504
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/Baa1	1,240,000	1,338,617
City of Whittier, 5.375% due 8/1/2014 (Solid Waste; Insured: AMBAC)	NR/NR	190,000	190,576
Colton Public Financing Authority, 4.00% due 4/1/2017 (Electric Generation Facility Project)	NR/A2	530,000	574,096
[b] Colton Public Financing Authority, 4.00% due 4/1/2018 (Electric Generation Facility Project)	NR/A2	550,000	603,086
Colton Public Financing Authority, 4.00% due 4/1/2019 (Electric Generation Facility Project)	NR/A2	400,000	438,892
Colton Public Financing Authority, 5.00% due 4/1/2020 (Electric Generation Facility Project)	NR/A2	410,000	467,580
Colton Public Financing Authority, 5.00% due 4/1/2021 (Electric Generation Facility Project)	NR/A2	650,000	738,803
Colton Public Financing Authority, 5.00% due 4/1/2022 (Electric Generation Facility Project)	NR/A2	970,000	1,101,202
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	250,000	279,860
Community Redevelopment Agency of the City of Union City, 4.50% due 10/1/2020 (Community Redevelopment Project; Insured: AMBAC)	NR/Ba1	460,000	460,322
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,514,724
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,928,684
County of Monterey COP, 5.00% due 8/1/2014 (Natividad Medical Center; Insured: AGM)	AA/A1	2,000,000	2,029,640
[b] County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,182,665
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	AA-/Baa1	1,815,000	1,911,631
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,212,542
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,282,698
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,359,540
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA/A3	735,000	792,558
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	590,000	682,565
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	630,000	749,152
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	675,000	805,626
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	2,510,000	2,876,636
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	720,000	869,177
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,877,968
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,443,529
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,472,692
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	565,000	580,018
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,337,162
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	964,569
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	1,003,844
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,037,156
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	3,000,000	3,000,000
Kern High School District GO, 3.00% due 8/1/2014 (Insured: AGM)	A+/Aa2	610,000	615,697
Kern High School District GO, 3.00% due 8/1/2015 (Insured: AGM)	A+/Aa2	500,000	518,210
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	540,700
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	551,850

Certified Semi-Annual Report    13

Schedule of Investments, continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	$500,000	$558,520
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,000,000	1,140,390
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	A+/NR	2,000,000	2,268,980
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,500,000	1,694,100
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A/NR	830,000	864,279
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A/NR	965,000	1,072,626
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A/NR	1,020,000	1,131,333
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A/NR	1,040,000	1,149,179
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A/NR	1,120,000	1,224,698
Los Alamitos USD GO, 0% due 9/1/2016 (Educational Facilities) (ETM)	SP-1+/Aa2	2,000,000	1,974,400
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,100,000	2,310,651
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,873,459
Los Angeles County Public Works Financing Authority, 5.00% due 9/1/2014 (Multiple Capital Projects; Insured: Natl-Re)	AA-/NR	2,990,000	3,048,903
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	AA/A1	1,000,000	1,036,320
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	2,060,000	2,385,089
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,514,185
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,332,880
Los Angeles Department of Water & Power, 0.12% due 7/1/2035 put 4/1/2014 (SPA: Royal Bank of Canada) (daily demand notes)	AA/Aa2	700,000	700,016
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A3	3,235,000	3,636,075
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A3	4,765,000	5,368,725
Los Angeles USD COP, 5.00% due 10/1/2014 (Information Technology Projects; Insured: AMBAC)	A+/A1	725,000	742,400
Los Angeles USD COP, 5.00% due 10/1/2015 (Information Technology Projects; Insured: AMBAC)	A+/A1	2,000,000	2,141,040
Los Angeles USD COP, 5.00% due 10/1/2016 (Information Technology Projects; Insured: AMBAC)	A+/A1	425,000	470,824
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Projects)	A+/A1	2,000,000	2,355,720
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,127,360
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA/A2	410,000	429,824
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	543,815
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	940,714
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,605,505
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	845,513
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	564,700
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/Baa1	1,275,000	1,278,570
Milpitas Redevelopment Agency, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA-/Baa1	2,200,000	2,208,602
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,175,550
Mojave USD COP, 0% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	1,045,000	978,935
Mojave USD COP, 0% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	1,095,000	990,778
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,217,592
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,441,141
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,556,806
Northern California Power Agency, 4.00% due 7/1/2015 (Hydroelectric Project)	A+/A1	500,000	523,965
[b] Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A1	500,000	551,700
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	113,619
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,450,725
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,749,032
Norwalk Redevelopment Agency, 5.00% due 10/1/2014 (Insured: Natl-Re)	AA-/Baa1	625,000	637,375
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,766,760
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,248,194
Pasadena USD GO, 5.00% due 11/1/2018 pre-refunded 11/1/2015 (Insured: AGM)	NR/Aa2	1,200,000	1,312,824
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	465,000	560,688
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,803,400
Redevelopment Agency of the City of San Mateo, 4.00% due 8/1/2020 (Downtown and Shoreline Area Redevelopment Projects; Insured: Syncora)	A/NR	400,000	403,088
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	1,250,000	1,377,087
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Redevelopment Project)	A-/NR	1,055,000	1,139,558
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,151,321
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,162,150
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,169,049
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,154,005
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	2,600,000	2,934,594
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,077,879
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	700,000	761,243
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa2	1,390,000	1,511,291
Sacramento City Financing Authority, 0% due 11/1/2014 (Redevelopment Project Areas; Insured: Natl-Re)	AA-/Baa1	3,495,000	3,460,749

14    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	$830,000	$945,337
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	886,057
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	934,960
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	874,693
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,459,033
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	6,041,958
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,186,908
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	AA-/A1	1,100,000	1,163,591
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/A1	625,000	728,156
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	3,000,000	3,232,740
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,700,488
San Diego Redevelopment Agency, 5.00% due 9/1/2014 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	200,000	202,812
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,375,000	1,380,665
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	3,215,000	3,407,675
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,662,617
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Baa3	2,635,000	2,639,769
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	1,390,000	1,659,604
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2024 (Insured: Natl-Re)	AA+/Aa2	5,675,000	5,969,362
San Francisco City & County Airports Commission, 5.00% due 5/1/2024 (San Francisco International Airport; Insured: Natl- Re)	AA-/A1	5,000,000	5,400,500
[b] San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,313,750
San Jose Evergreen Community College District GO, 5.25% due 9/1/2017 (Higher Education Facilities; Insured: AMBAC)	AA/Aa1	395,000	403,327
San Juan USD GO, 5.00% due 8/1/2014 (Sacramento County Educational Facilities)	NR/Aa2	1,335,000	1,356,413
San Mateo County Joint Powers Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	919,384
San Mateo County Transit District, 4.50% due 6/1/2022 (Transit Services; Insured: Natl-Re)	AA/Aa2	400,000	417,176
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	AA-/Baa1	820,000	822,353
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	2,000,000	1,820,140
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/Baa1	2,000,000	2,352,640
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	AA-/Baa1	2,035,000	1,721,040
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA+/A1	1,000,000	1,095,330
Santa Monica Community College District GO, 0% due 8/1/2018 pre-refunded 8/1/2015 (College District Capital Improvements; Insured: MBIA)	AA/Aa2	1,320,000	1,145,628
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,102,370
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,000,000	5,590,600
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,003,890
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	A+/A2	2,000,000	2,008,000
Southern California Public Power Authority, 0% due 7/1/2015 (Multiple Transmission Projects; Insured: Natl-Re)	AA-/Aa3	1,500,000	1,489,545
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Adelanto Project; Insured: AMBAC)	NR/Aa3	450,000	463,419
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Phoenix Project; Insured: AMBAC)	NR/Aa3	275,000	283,319
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,204,900
State of California GO, 4.00% due 8/1/2016 (Kindergarten University Facilities)	A/A1	500,000	541,050
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora)	A/A1	2,860,000	3,104,530
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/A1	365,000	371,610
State of California GO, 5.00% due 9/1/2020 (Kindergarten University Facilities)	A/A1	2,000,000	2,362,640
State of California GO, 0.06% due 5/1/2034 put 4/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	14,500,000	14,500,000
State of California GO, 0.17% due 5/1/2034 put 4/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	5,000,000	5,000,127
[a] Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Insured: BAM)	AA/NR	400,000	450,020
[a] Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Insured: BAM)	AA/NR	400,000	448,448
[a] Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Insured: BAM)	AA/NR	450,000	502,502
Sweetwater Union High School District COP, 4.00% due 9/1/2014 (Rancho Del Rey Middle School; Insured: Natl-Re)	AA-/Baa1	1,020,000	1,033,688
Tracy Area Public Facilities Financing Agency, 5.875% due 10/1/2019 (Community Facilities District No. 87)	AA-/Baa1	590,000	600,189
Tuolumne Wind Project Authority, 5.00% due 1/1/2015	A+/A2	500,000	517,435
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	A+/A2	1,690,000	1,922,105
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A2	1,125,000	1,164,836
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A2	1,000,000	1,149,950
Tustin Community Redevelopment Agency, 3.50% due 9/1/2014 (Public Improvements; Insured: AGM)	AA/NR	760,000	769,713
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities)	SP-1/NR	1,000,000	1,000,000
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,761,640
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/Baa1	1,050,000	802,694

Certified Semi-Annual Report    15

Schedule of Investments, continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa3	$500,000	$581,975
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa3	1,060,000	1,216,043
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,567,483
Walnut Improvement Agency, 4.00% due 3/1/2015 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	515,000
Walnut Improvement Agency, 4.00% due 3/1/2016 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	527,360
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,069,520
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,080,620
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	451,532
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	822,977
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	985,029
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,166,579
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A3	1,205,000	1,327,297

TOTAL INVESTMENTS — 92.42% (Cost $461,385,082)			$476,640,907
OTHER ASSETS LESS LIABILITIES — 7.58%			39,085,865

NET ASSETS — 100.00%			$515,726,772

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration

GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

16    Certified Semi-Annual Report

Statement of Assets and Liabilities

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $461,385,082) (Note 2)	$476,640,907
Cash	45,580,673
Receivable for investments sold	409,713
Receivable for fund shares sold	3,121,611
Interest receivable	4,848,702
Prepaid expenses and other assets	1,357

Total Assets	530,602,963

LIABILITIES
Payable for investments purchased	13,492,489
Payable for fund shares redeemed	807,101
Payable to investment advisor and other affiliates (Note 3)	312,991
Accounts payable and accrued expenses	45,832
Dividends payable	217,778

Total Liabilities	14,876,191

NET ASSETS	$515,726,772

NET ASSETS CONSIST OF
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	15,255,825
Accumulated net realized gain (loss)	(66,022)
Net capital paid in on shares of beneficial interest	500,534,565

$515,726,772

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($164,976,008 applicable to 12,089,969 shares of beneficial interest outstanding - Note 4)	$13.65
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.86

Class C Shares:
Net asset value and offering price per share* ($59,792,073 applicable to 4,378,166 shares of beneficial interest outstanding - Note 4)	$13.66

Class I Shares:
Net asset value, offering and redemption price per share ($290,958,691 applicable to 21,302,072 shares of beneficial interest outstanding - Note 4)	$13.66

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    17

Statement of Operations

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $2,890,186)	$6,534,699

EXPENSES
Investment advisory fees (Note 3)	1,226,476
Administration fees (Note 3)
Class A Shares	100,274
Class C Shares	36,859
Class I Shares	67,969
Distribution and service fees (Note 3)
Class A Shares	200,548
Class C Shares	147,538
Transfer agent fees
Class A Shares	19,590
Class C Shares	12,765
Class I Shares	22,837
Registration and filing fees
Class A Shares	17
Class C Shares	17
Class I Shares	17
Custodian fees (Note 3)	52,326
Professional fees	15,605
Accounting fees	8,365
Trustee fees	7,398
Other expenses	20,360

Total Expenses	1,938,961
Less:
Fees paid indirectly (Note 3)	(10,521)

Net Expenses	1,928,440

Net Investment Income	4,606,259

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	24,560
Net change in unrealized appreciation (depreciation) of investments	3,861,886

Net Realized and Unrealized Gain	3,886,446

Net Increase in Net Assets Resulting from Operations	$8,492,705

See notes to financial statements.

18    Certified Semi-Annual Report

Statements of Changes in Net Assets

Thornburg California Limited Term Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,606,259	$8,366,485
Net realized gain (loss) on investments	24,560	(90,096)
Net unrealized appreciation (depreciation) on investments	3,861,886	(7,001,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,492,705	1,274,475

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,381,929)	(2,769,894)
Class C Shares	(428,510)	(921,476)
Class I Shares	(2,795,820)	(4,675,115)
From realized gains
Class A Shares	—	(106,242)
Class C Shares	—	(43,151)
Class I Shares	—	(144,116)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	4,644,203	11,413,740
Class C Shares	(252,331)	1,026,904
Class I Shares	33,936,158	62,667,864

Net Increase in Net Assets	42,214,476	67,722,989

NET ASSETS
Beginning of Period	473,512,296	405,789,307

End of Period	$515,726,772	$473,512,296

Undistributed net investment income	$2,404	$2,404

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    19

Notes to Financial Statements

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest

20    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$476,640,907	$—	$476,640,907	$—

Total Investments in Securities	$476,640,907	$—	$476,640,907	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of

Certified Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned $2,056 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,026 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $10,521.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,489,673	$33,831,985	3,878,340	$53,027,648
Shares issued to shareholders in reinvestment of dividends	85,189	1,160,397	168,324	2,301,198
Shares repurchased	(2,233,659)	(30,348,179)	(3,219,888)	(43,915,106)

Net increase (decrease)	341,203	$4,644,203	826,776	$11,413,740

Class C Shares
Shares sold	501,165	$6,831,808	1,232,884	$16,912,368
Shares issued to shareholders in reinvestment of dividends	24,464	333,593	53,455	731,838
Shares repurchased	(545,065)	(7,417,732)	(1,217,594)	(16,617,302)

Net increase (decrease)	(19,436)	$(252,331)	68,745	$1,026,904

Class I Shares
Shares sold	5,411,899	$73,657,299	11,597,326	$158,667,124
Shares issued to shareholders in reinvestment of dividends	134,682	1,836,725	229,955	3,146,002
Shares repurchased	(3,052,436)	(41,557,866)	(7,267,821)	(99,145,262)

Net increase (decrease)	2,494,145	$33,936,158	4,559,460	$62,667,864

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $58,930,246 and $46,834,713, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$461,385,082

Gross unrealized appreciation on a tax basis	$16,303,276
Gross unrealized depreciation on a tax basis	(1,047,451)

Net unrealized appreciation (depreciation) on investments (tax basis)	$15,255,825

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $90,582. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    23

Financial Highlights

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(A)	PORTFOLIO TURNOVER RATE (%)(A)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$13.54	0.12	0.11	0.23	(0.12)	—	(0.12)	$13.65	1.72	(d)	0.94	(d)	0.94	(d)	0.94	(d)	1.68	10.55	$164,976
2013(b)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75		0.94		0.94		0.94		0.28	17.57	$159,058
2012(b)	$13.41	0.29	0.34	0.63	(0.29)	—	(0.29)	$13.75	2.15		0.95		0.95		0.95		4.78	13.06	$150,155
2011(b)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71		0.96		0.96		0.96		2.98	13.33	$123,910
2010(b)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94		0.97		0.97		0.97		5.29	13.69	$114,813
2009(b)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48		0.98		0.98		0.99		8.50	44.06	$79,455
CLASS C SHARES
2014(c)	$13.55	0.10	0.11	0.21	(0.10)	—	(0.10)	$13.66	1.45	(d)	1.21	(d)	1.21	(d)	1.21	(d)	1.54	10.55	$59,792
2013	$13.76	0.20	(0.20)	—	(0.20)	(0.01)	(0.21)	$13.55	1.48		1.21		1.21		1.21		0.02	17.57	$59,585
2012	$13.42	0.26	0.34	0.60	(0.26)	—	(0.26)	$13.76	1.88		1.22		1.22		1.22		4.49	13.06	$59,563
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45		1.22		1.22		1.22		2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67		1.23		1.23		1.74		5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23		1.24		1.24		1.76		8.22	44.06	$26,004
CLASS I SHARES
2014(c)	$13.55	0.14	0.11	0.25	(0.14)	—	(0.14)	$13.66	2.06	(d)	0.61	(d)	0.60	(d)	0.61	(d)	1.85	10.55	$290,959
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08		0.61		0.61		0.61		0.62	17.57	$254,869
2012	$13.42	0.33	0.35	0.68	(0.34)	—	(0.34)	$13.76	2.46		0.62		0.62		0.62		5.12	13.06	$196,071
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03		0.63		0.62		0.63		3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27		0.63		0.63		0.63		5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81		0.65		0.65		0.65		8.86	44.06	$41,186

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Semi-Annual Report	Certified Semi-Annual Report 25

Expense Example

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,016.80	$4.71
Hypothetical*	$1,000.00	$1,020.26	$4.72
Class C Shares
Actual	$1,000.00	$1,015.40	$6.06
Hypothetical*	$1,000.00	$1,018.92	$6.07
Class I Shares
Actual	$1,000.00	$1,018.50	$3.04
Hypothetical*	$1,000.00	$1,021.92	$3.05

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.21%; I: 0.60%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

Other Information

Thornburg California Limited Term Municipal Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH1070

Thornburg New Mexico Intermediate Municipal Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg
INVESTMENT MANAGEMENT

Invest in our planet, while you invest with us.

edelivery

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from June 18, 1991 through March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 6/18/91)
Without sales charge	-0.06%	3.51%	3.81%	3.30%	4.63%
With sales charge	-2.04%	2.81%	3.38%	3.08%	4.54%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	2.67%
SEC Yield	1.37%

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	110

Effective Duration	5.0 Yrs

Average Maturity	8.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

	LOW DURATION MUNICIPAL FUND	LIMITED TERM MUNICIPAL FUNDS	INTERMEDIATE MUNICIPAL FUNDS	STRATEGIC MUNICIPAL INCOME FUND
Maturity Range (yrs)	1-5	1-10	1-20	1-30

Portfolio Structure	Laddered	Laddered	Laddered	Flexible

Credit Quality	Investment Grade	Investment Grade	Investment Grade	Flexible (Maximum of 50% below investment grade)

		Primary:	Primary:
Objective	Seeks current income exempt from federal income taxes, consistent with preservation of capital	Obtain as high a level of current income exempt from individual income tax as is consistent with preservation of capital	Obtain as high a level of current income exempt from individual income tax as is consistent with preservation of capital	Seeks a high level of current income exempt from federal individual income tax
		Secondary:	Secondary:
		Reduce expected changes in share price compared to longer intermediate and long- term bond portfolios	Reduce expected changes in share price compared to long-term bond portfolios

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Thornburg New Mexico Intermediate Municipal Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

April 15, 2014

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased 8 cents to $13.43 per share during the six months ended March 31, 2014. If you were with us for the entire period, you received dividends of 19.4 cents per share. If you reinvested your dividends, you received 19.5 cents per share. Dividends were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed its index with a total return of 2.07% at NAV for the six months ended March 31, 2014, compared to the 2.88% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index (BAML 3-15 Year Municipal Index). The Fund generated 0.08% less price return and 0.73% less income than the index.

The first six months of fiscal 2014 were very interesting as interest-rate changes went in various directions, depending on the maturity discussed. This period certainly highlighted the fact that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. The gold bars show the yield changes from September 30, 2013 through December 31, 2013. Short-term yields (maturities of five years or less) moved lower, while yields in maturities from five years to 20 years moved higher by varying amounts and longer-term maturities were flat to slightly lower. It is good to remember the tone of the market during that period. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Again, yield changes were not uniform across the yield curve. This time, after new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that spread their investments across the different segments of the yield curve. In our opinion, that would mean owning some of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration was 5.16 years compared to 5.86 years for the benchmark. This detracted from relative performance by 0.04%. The Fund’s positioning along the yield curve added 0.40% of performance relative to the benchmark. Sector allocations subtracted 0.46% from relative performance. The Fund’s credit quality was a mild detractor, taking out 0.13% of performance. Security selection cost 0.25% of relative performance and other factors added 0.40%.

Chart I | Changes in AAA General-Obligation Municipal Yield Curve

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LETTER TO SHAREHOLDERS,

CONTINUED

Chart II | Labor Market Indicators

2/28/1990 – 3/31/2014

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 185,000 per month for the six months ended March 31, 2014. The unemployment rate has declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed has declined to 58.9% as of March 31, 2014 from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation certainly contributes to this decline, but does not account for all of it. Chart II illustrates each of these trends from 1990.

Inflation, the bondholder’s worst enemy, has remained well controlled in the last six months. The year-over-year change in the Consumer Price Index (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of September 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?”

In January 2014, Janet Yellen replaced Ben Bernanke as Federal Reserve Chair. Her appointment as Fed Chair assured a continuation of the current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities, the tapering of QE3. Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Municipal Market

The municipal market has performed very well over the last six months. The monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, has reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of 2014, municipal bond mutual funds experienced $1.1 billion of positive cash flows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive return environment, but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of new municipal bonds was down 26% for the first three months of 2014. So muted demand was met with reduced supply yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States (BEES) Index, for New Mexico which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

Table I shows the changes in these various economic factors for the state of New Mexico from the fourth quarter of 2012 through the fourth quarter of 2013, the latest data available.

From the fourth quarter of 2012 through the last quarter of 2013, the index was flat. That contrasts with a national average for all 50 states and the District of Columbia of 2.8%, ranging from a high of 8.8% to a low of negative 7.5%. In addition, state pension funds are still wrestling with some of their issues. The median funding levels have declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate). New Mexico’s pension funding level was reported at 63.1% in 2012, down from 82.1% in 2007.

Table I | BEES Index: New Mexico

ECONOMIC INDICATOR	CHANGE FROM Q4 2012 THROUGH Q4 2013
Overall Economic Health	0.0%
Mortgage Delinquency	-0.8%
Personal Income	1.3%
Tax Revenue	5.1%
Employment	-0.2%
Home Prices	1.8%
Equity Index	20.5%
Overall Economic Health Rank	29 out of 51 (District of Columbia included)

Two municipal bond market credit stories (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely as a potential addition to the Thornburg Strategic Municipal Income Fund and decided not to purchase it. The deal initially traded up to around $97.00, but as of this writing (close of business April 15th) it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

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LETTER TO SHAREHOLDERS,

CONTINUED

Conclusion

Your Thornburg New Mexico Intermediate Municipal Fund maintains a laddered portfolio structure, which was comprised of 44 municipal obligors as of March 31, 2014. We ladder our core portfolios because we believe that this structure tends to maximize an investor’s income. In our opinion, a laddered portfolio structure outperforms the other structures (bullet and barbell) two-thirds of the time.1 This structure effectively manages a portfolio’s yield-curve exposure by owning a roughly equal weighting of each maturity, thereby minimizing a major risk factor.

We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across the New Mexico Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. More importantly, it frees the team to concentrate on higher value-added tasks, such as fundamental bottom-up credit research. It is just this type of research that has allowed us to avoid the two largest headline-grabbing credit issues in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed in us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

[1]	For a copy of the study, go to www.thornburg.com/whyladder

Chart III | Percent of Portfolio Maturing

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$2,002,598
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,160,400
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,601,945
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	4,227,002
Bernalillo County GRT, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,426,960
Bernalillo County GRT, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,832,498
Bernalillo County GRT, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,554,493
Bernalillo County GRT, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,558,554
Bernalillo County GRT, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	354,783
Bernalillo County GRT, 5.70% due 4/1/2027 (Juvenile Detention Facilities)	AAA/Aa2	3,000,000	3,639,600
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	745,000	903,834
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,630,750
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,709,142
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,317,976
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,083,853
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,516,183
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,403,980
City of Albuquerque GRT, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	636,692
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,142,464
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,947
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	648,032
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,971,363
City of Farmington PCR, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	965,000	1,013,240
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	4,000,000	4,189,560
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co. Four Corners Project)	BBB/Baa1	3,300,000	3,270,894
City of Gallup PCR, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,709,000
City of Las Cruces GRT, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	838,296
City of Las Cruces GRT, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	868,466
City of Las Cruces GRT, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	899,512
City of Las Cruces GRT, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	937,625
City of Las Cruces GRT, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,153,520
City of Las Cruces GRT, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,259,450
City of Rio Rancho GRT, 5.00% due 6/1/2014 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	955,000	962,640
City of Rio Rancho GRT, 5.00% due 6/1/2016 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	555,000	585,947
City of Rio Rancho GRT, 5.00% due 6/1/2022 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,055,760
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,232,163
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,412,685
Colfax County GRT, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	670,000	747,961
Colfax County GRT, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,708,114
County of Los Alamos GRT, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/A1	1,315,000	1,462,162
County of Los Alamos GRT, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,184,370
County of Los Alamos GRT, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	3,000,000	3,568,350
County of Los Alamos GRT, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,189,450
Dona Ana County, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A/NR	460,000	475,438
Dona Ana County GRT, 5.50% due 6/1/2016 (County Jail Improvement Project; Insured: AMBAC)	NR/NR	250,000	266,633
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	2,000,000	2,113,320

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Grant County, 3.75% due 7/1/2014 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	$250,000	$252,045
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,781,549
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,884,002
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,986,456
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,187,000
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Student Loans; LOC: Royal Bank of Canada) (AMT)	NR/Aaa	2,000,000	2,087,160
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	746,304
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,268,013
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,171,210
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,424,830
New Mexico Finance Authority, 5.25% due 6/1/2016 (Bernalillo County Water Authority; Insured: AMBAC)	AAA/Aa1	250,000	252,050
New Mexico Finance Authority, 2.00% due 6/15/2016 (State Highway Infrastructure)	AAA/Aa1	3,000,000	3,102,960
New Mexico Finance Authority, 5.00% due 6/15/2018 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,915,000	3,071,040
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,278,824
New Mexico Finance Authority, 5.00% due 6/1/2020 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	365,000	397,748
New Mexico Finance Authority, 5.00% due 6/15/2022 (Various Governmental Projects; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,442,974
New Mexico Finance Authority, 5.00% due 6/15/2024 (Various Governmental Projects; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,753,620
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,434,171
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,395,915
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,824,406
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,054,570
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,249,665
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,917,760
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,057,680
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	1,850,820
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,090,300
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	790,000	789,929
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	516,298
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	669,910
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	756,267
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	575,899
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	550,248
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,607,160
New Mexico MFA, 5.25% due 7/1/2023 (HERO Loan SFM Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	495,000	519,047
New Mexico MFA, 5.375% due 7/1/2023 (Saver Loan SFM Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	385,000	387,988
New Mexico MFA, 4.625% due 3/1/2028 (NIBP SFM Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	1,575,000	1,652,348
New Mexico MFA, 5.50% due 7/1/2028 (HERO Loan SFM Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	1,080,000	1,125,317
New Mexico MFA, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	340,000	356,538
New Mexico MFA, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	525,000	559,183
Regents of the University of New Mexico, 5.00% due 6/1/2015 (Campus Improvements; Insured: AMBAC)	AA/Aa2	1,590,000	1,678,181
Regents of the University of New Mexico, 5.25% due 6/1/2015 (UNM Hospital Capital Improvements)	AA/Aa2	1,195,000	1,199,959
Regents of the University of New Mexico, 5.00% due 1/1/2016 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,920,000	2,950,835
Regents of the University of New Mexico, 5.00% due 1/1/2017 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,000,000	2,019,420
Regents of the University of New Mexico, 5.00% due 1/1/2018 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,000,000	2,017,960
Regents of the University of New Mexico, 5.25% due 6/1/2018 (UNM Hospital Capital Improvements)	AA/Aa2	1,200,000	1,204,920
Regents of the University of New Mexico, 5.00% due 1/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	3,000,000	3,024,480
Regents of the University of New Mexico, 5.00% due 7/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	3,000,000	3,023,640
Regents of the University of New Mexico, 5.00% due 1/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,310,000	2,326,863
Regents of the University of New Mexico, 5.00% due 7/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	500,000	503,480
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	555,000	640,442
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	AA-/A2	1,225,000	1,236,650
Sandoval County, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	425,000	431,192
Sandoval County, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,440,000	6,722,652
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	755,000	814,494
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,802,386

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Santa Fe County GO, 4.00% due 7/1/2019 (County Road and Water System Improvement Projects; Insured: Natl-Re)	NR/Aaa	$750,000	$799,320
Santa Fe County GRT, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,576,708
Santa Fe County GRT, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,700,089
Town of Silver City GRT, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,030,770
Town of Silver City GRT, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,072,081
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,760,000	1,767,691
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,043,320
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,733,400
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,711,680

TOTAL INVESTMENTS — 95.75% (Cost $190,711,626)			$200,062,422
OTHER ASSETS LESS LIABILITIES — 4.25%			8,879,227

NET ASSETS — 100.00%			$208,941,649

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
FHA	Insured by Federal Housing Administration
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association

GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
MFA	Mortgage Finance Authority
MFR	Multi-Family Revenue Bond
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $190,711,626) (Note 2)	$200,062,422
Cash	6,523,304
Receivable for fund shares sold	465,499
Interest receivable	2,629,294

Total Assets	209,680,519

LIABILITIES
Payable for fund shares redeemed	496,738
Payable to investment advisor and other affiliates (Note 3)	152,698
Accounts payable and accrued expenses	41,842
Dividends payable	47,592

Total Liabilities	738,870

NET ASSETS	$208,941,649

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	9,350,796
Accumulated net realized gain (loss)	(1,226,142)
Net capital paid in on shares of beneficial interest	200,842,891

$208,941,649

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($149,931,692 applicable to 11,167,765 shares of beneficial interest outstanding - Note 4)	$13.43
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.70

Class D Shares:
Net asset value, offering and redemption price per share ($28,205,112 applicable to 2,099,882 shares of beneficial interest outstanding - Note 4)	$13.43

Class I Shares:
Net asset value, offering and redemption price per share ($30,804,845 applicable to 2,295,556 shares of beneficial interest outstanding - Note 4)	$13.42

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $602,462)	$4,013,889

EXPENSES
Investment advisory fees (Note 3)	518,683
Administration fees (Note 3)
Class A Shares	95,365
Class D Shares	17,761
Class I Shares	6,618
Distribution and service fees (Note 3)
Class A Shares	190,729
Class D Shares	70,553
Transfer agent fees
Class A Shares	24,585
Class D Shares	5,534
Class I Shares	2,365
Registration and filing fees
Class A Shares	263
Class D Shares	1,820
Class I Shares	1,820
Custodian fees (Note 3)	24,374
Professional fees	13,279
Accounting fees	3,534
Trustee fees	3,780
Other expenses	11,107

Total Expenses	992,170
Less:
Expenses reimbursed by investment advisor (Note 3)	(178)
Fees paid indirectly (Note 3)	(2,169)

Net Expenses	989,823

Net Investment Income	3,024,066

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(203,065)
Net change in unrealized appreciation (depreciation) of investments	1,326,290

Net Realized and Unrealized Gain	1,123,225

Net Increase in Net Assets Resulting from Operations	$4,147,291

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,024,066	$6,759,638
Net realized gain (loss) on investments	(203,065)	139,966
Net unrealized appreciation (depreciation) of investments	1,326,290	(10,844,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,147,291	(3,944,940)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,219,576)	(4,927,135)
Class D Shares	(375,844)	(796,491)
Class I Shares	(428,646)	(1,036,012)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(9,405,012)	(21,162,302)
Class D Shares	(807,338)	(1,677,868)
Class I Shares	5,083,311	(11,168,790)

Net Decrease in Net Assets	(4,005,814)	(44,713,538)

NET ASSETS
Beginning of Period	212,947,463	257,661,001

End of Period	$208,941,649	$212,947,463

Distribution in excess of net investment income	$(25,896)	$(25,896)

*	Unaudited.

See notes to financial statements.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$200,062,422	$—	$200,062,422	$—

Total Investments in Securities	$200,062,422	$—	$200,062,422	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $236 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the advisor contractually reimbursed certain class specific expenses and administrative fees $178 for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $2,169.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	329,810	$4,416,047	895,379	$12,378,090
Shares issued to shareholders in reinvestment of dividends	143,892	1,927,779	301,157	4,121,844
Shares repurchased	(1,178,019)	(15,748,838)	(2,766,936)	(37,662,236)

Net increase (decrease)	(704,317)	$(9,405,012)	(1,570,400)	$(21,162,302)

Class D Shares
Shares sold	119,300	$1,600,212	415,691	$5,764,194
Shares issued to shareholders in reinvestment of dividends	27,773	372,177	56,544	774,236
Shares repurchased	(207,675)	(2,779,727)	(602,543)	(8,216,298)

Net increase (decrease)	(60,602)	$(807,338)	(130,308)	$(1,677,868)

Class I Shares
Shares sold	607,320	$8,140,826	259,542	$3,566,466
Shares issued to shareholders in reinvestment of dividends	27,992	374,990	67,264	922,972
Shares repurchased	(257,255)	(3,432,505)	(1,141,246)	(15,658,228)

Net increase (decrease)	378,057	$5,083,311	(814,440)	$(11,168,790)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $7,494,345 and $11,029,728, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$190,711,626

Gross unrealized appreciation on a tax basis	$10,117,977
Gross unrealized depreciation on a tax basis	(767,181)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,350,796

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $85,197. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the Fund had cumulative tax basis capital losses of $937,880, (of which $2,216 is short-term and $935,664 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report     21

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2014(b)(c)	$13.35	0.19	0.08	0.27	(0.19)	—	(0.19)	$13.43	2.91	(d)	0.96	(d)	0.96	(d)	0.96	(d)	2.07	3.75	$149,932
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76		0.96		0.95		0.96		(1.61)	11.78	$158,499
2012(b)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95		0.95		0.95		0.95		4.80	11.66	$187,578
2011(b)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23		0.96		0.96		0.96		2.93	10.64	$185,208
2010(b)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38	7.70	$202,870
2009(b)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79	14.12	$187,940
CLASS D SHARES
2014(c)	$13.36	0.18	0.07	0.25	(0.18)	—	(0.18)	$13.43	2.65	(d)	1.23	(d)	1.22	(d)	1.23	(d)	1.86	3.75	$28,205
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51		1.21		1.21		1.22		(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71		1.18		1.18		1.22		4.62	11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97		1.22		1.21		1.22		2.66	10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11	7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50	14.12	$17,301
CLASS I SHARES
2014(c)	$13.35	0.21	0.08	0.29	(0.22)	—	(0.22)	$13.42	3.24	(d)	0.64	(d)	0.63	(d)	0.64	(d)	2.15	3.75	$30,805
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09		0.61		0.61		0.61		(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30		0.61		0.61		0.61		5.24	11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57		0.62		0.61		0.62		3.28	10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74	7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18	14.12	$27,508

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,020.70	$4.83
Hypothetical*	$1,000.00	$1,020.15	$4.83
Class D Shares
Actual	$1,000.00	$1,018.60	$6.16
Hypothetical*	$1,000.00	$1,018.83	$6.16
Class I Shares
Actual	$1,000.00	$1,021.50	$3.19
Hypothetical*	$1,000.00	$1,021.77	$3.19

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.22%; I: 0.63%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH178

Thornburg New York Intermediate Municipal Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best New York Intermediate Municipal Debt Fund
Three-year period. Class I shares among 31 funds.

Thornburg
INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

Best New York Intermediate Municipal Debt Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). In 2014, Class I shares won for the three-year period ended 11/30/2013 among 31 funds. The Fund did not win the award for other time periods.

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

Bloomberg State Stock Indices – Capitalization-weighted indices consisting of equities domiciled in each state.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Quantitative Easing – The Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08.

Quantitative Easing 3 (QE3) – The third round of the Federal Reserve’s monetary policy intended to stimulate the U.S. economy following the recession that began in 2007/08. Announced in September 2012 and revised in December 2012, December 2013, and January 2014, the Fed intends to buy $65 billion in mortgage-backed securities and Treasuries each month until the economy improves.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze            Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from September 5, 1997 through March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	-0.37%	4.61%	4.29%	3.51%	4.13%
With sales charge	-2.34%	3.91%	3.87%	3.30%	4.00%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.05%, as disclosed in the most recent Prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, resulting in a net expense ratio of 0.99%. For more detailed information, please see the fund’s prospectus.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	2.09%

SEC Yield	1.22%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.19% and the Annualized Distribution Yield would have been 2.06%.

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	69

Effective Duration	5.3 Yrs

Average Maturity	7.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of April 2, 2014

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Thornburg New York Intermediate Municipal Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

April 15, 2014

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by $0.05 cents to $12.98 per share during the six months ended March 31, 2014. If you were with us for the entire period, you received dividends of 15.3 cents per share. If you reinvested your dividends, you received 15.4 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed its index with a total return of 1.58% at NAV for the six months ended March 31, 2014, compared to the 2.88% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index (BAML 3-15 Year Municipal Index). The Fund generated 0.29% less price return and 1.01% less income than the index.

The first six months of fiscal 2014 were very interesting as interest-rate changes went in various directions, depending on the maturity discussed. This period certainly highlighted that interest rates do not change uniformly across the entire maturity spectrum (the yield curve).

Chart I illustrates how yields changed during the period. The gold bars show the yield changes from September 30, 2013 through December 31, 2013. Short-term yields (maturities of five years or less) moved lower, while yields in maturities from five years to 20 years moved higher by varying amounts, and longer-term maturities were flat to slightly lower. It is good to remember the tone of the market during that period. Most market commentators believed the stock market and yields were going in the same direction: up. The blue bars show the yield changes from December 31, 2013 through March 31, 2014. Again, yield changes were not uniform across the yield curve. This time, after the new U.S. Federal Reserve Chair Janet Yellen hinted that short-term interest rates may eventually need to increase, short-term yields increased and long-term yields decreased.

Investors may wonder how best to protect themselves from these changes. One way to hedge this risk is to own securities or mutual funds that spread their investments across the different segments of the yield curve. In our opinion, that would mean owning some of our new Thornburg Low Duration Municipal Fund and our Limited Term Municipal, Intermediate Municipal, and Strategic Municipal Income Funds. The percentage ownership of each would depend on levels of risk tolerance.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration was 5.26 years compared to 5.69 years for the benchmark. This detracted from relative performance by 0.03% as interest rates increased during the period. The Fund’s positioning along the yield curve added 0.33% of relative performance. Sector allocations were a detractor, taking 0.94% of performance compared to the benchmark. The Fund’s credit quality added 0.37% of positive performance. Security selection was a negative factor, causing 0.30% of underperformance, and other factors added 0.28% to the Fund.

Chart I Changes in AAA General-Obligation Municipal Yield Curve

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LETTER TO SHAREHOLDERS,

CONTINUED

Chart II Labor Market Indicators

2/28/1990 – 3/31/2014

The Economy and the Federal Reserve

Gross domestic product (GDP) for the year ended December 31, 2013 came in at 2.6%, around its long-term average (to March 1990) of 2.5%. Additions to non-farm payroll employment have averaged about 185,000 per month for the six months ended March 31, 2014. The unemployment rate has declined to 6.7%, but it has been clouded by a declining labor participation rate. The percentage of the U.S. population that is employed has declined to 58.9% as of March 31, 2014, from 63.3% on March 31, 2007. The retirement of the “baby boomer” generation certainly contributes to this decline, but does not account for all of it. Chart II illustrates each of these trends from 1990.

Inflation, the bondholder’s worst enemy, has remained well controlled in the last six months. The year-over-year change in the Consumer Price Index (CPI) increased to 1.5% as of March 31, 2014 from 1.2% as of September 30, 2013. Subtracting the food and energy components to arrive at the core measure presents a picture of a well-behaved, unchanged 1.7%. The economic backdrop is one of mild expansion with low inflation. The $64,000 question is, “How long can it last?”

In January 2014, Janet Yellen replaced Ben Bernanke as Federal Reserve Chair. Her appointment as Fed Chair assured a continuation of current Fed policies. Last year, Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities, the tapering of QE3. Rates went up! This year, the tapering started in actuality with the Fed reducing its purchases by $10.0 billion per meeting. Rates went down! Go figure!

Chair Yellen learned that in her new position (to borrow an old E.F. Hutton advertisement tag line), “When she speaks, markets listen.” At her first news conference, Ms. Yellen tried to clarify what “for a considerable time” meant from the last Fed Statement: “This is the kind of term it’s hard to define,” Yellen said. “Probably means something on the order of six months, or that type of thing” [after QE3 tapering ends]. This sent the debt markets, especially the short-term debt markets, lower in price and higher in yield. The results can be seen in Chart I.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Municipal Market

The municipal market has performed very well over the last six months. The monthly outflows from municipal bond mutual funds have abated. The Investment Company Institute (ICI), an industry trade group, has reported that for the last three months of calendar year 2013, municipal bond mutual funds lost an average of $6.6 billion per month. For the first three months of 2014, municipal bond mutual funds experienced $1.1 billion of inflows per month. This is not a significant amount, but at least it is positive.

These cash flows would normally not support a significantly positive return environment, but when coupled with a decline in new issuance of municipal bonds, a clearer picture presents itself. The supply of new municipal bonds was down 26% for the first three months of 2014. So muted demand met with reduced supply, yielding positive results.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of States (BEES) Index, for New York, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

Table I shows the changes in these various economic factors for the state of New York from the fourth quarter of 2012 through the fourth quarter of 2013, the latest data available.

From the fourth quarter of 2012 through the last four months of 2013 the index has increased on average 2.0%. The national average was 2.8%, and the range for all 50 states and the District of Columbia went from a high of 8.8% to a low of negative 7.5%. For the comparable prior year period, the average was an increase of 0.2%, with a range of 9.9% to negative 4.1%. That said, state pension funds are still wrestling with some of their issues. The median funding levels have declined from 82.6% in 2007 to 68.6% in 2012 (the Pew Center on the States suggests a funding level of 80% is adequate). New York’s pension funding levels, one of the few states to exceed the Pew Center’s 80% adequate funding level, was reported at 90.5% in 2012, down from 104.5% in 2007.

Table I BEES Index: New York

ECONOMIC INDICATOR	CHANGE FROM Q4 2012 THROUGH Q4 2013
Overall Economic Health	2.0%
Mortgage Delinquency	-0.7%
Personal Income	0.4%
Tax Revenue	6.0%
Employment	1.3%
Home Prices	1.8%
Equity Index	32.3%
Overall Economic Health Rank	4 out of 51 (District of Columbia included)

Two municipal bond market credit stories (Detroit and Puerto Rico) continue to grab headlines. In Detroit’s case, some significant settlements have been announced, but they are short on specifics, including where the new cash came from, and are dependent upon state approval. As in most Chapter 9 proceedings, one should read very little into early reports because the final results may prove very different. For example, a settlement was announced between insured bondholders and the city for a recovery of about 74% of par (a bond’s original face value); a second component of the settlement was reached with several unions for 100% of existing pension obligations and a reduction in cost-of-living adjustments. The original opening offer for these parties was 20% of par for the bondholders, and between 75% and 95% of outstanding pension obligations. It appears to us that these compromises do not address the root problems.

Puerto Rico made the news in March 2014 by successfully coming to market with the largest “junk” bond deal in municipal market history. Puerto Rico, which is now rated BB, pulled off a $3.5 billion offering, which was purchased by non-traditional market participants, i.e. hedge funds. It was a 21-year maturity bond that was priced at $93.00 to yield 8.73%. We looked at the issue very closely as a potential addition to the Thornburg Strategic Municipal Income Fund and decided not to purchase it. The deal initially traded up to around $97.00 but as of this writing (close of business April 15th) it is trading at a dollar price of $87.50, a loss of almost 6.00% from the original offering price. Thornburg Funds are among the 30% of U.S. municipal mutual funds that do not own any debt from the Commonwealth of Puerto Rico.

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LETTER TO SHAREHOLDERS,

CONTINUED

Conclusion

Your Thornburg New York Intermediate Municipal Fund maintains a laddered portfolio structure, comprised of 51 municipal obligors as of March 31, 2014. We ladder our core portfolios, because we believe that this structure tends to maximize investor income. In our opinion, a laddered portfolio outperforms the other structures (bullet and barbell) two-thirds of the time.1 This structure effectively manages a portfolio’s yield-curve exposure by owning a roughly equal weighting of each maturity, thereby minimizing a major risk factor.

We diversify our holdings across the Fund’s investment universe. Chart I illustrates that yield changes are not uniform across the New York Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. More importantly, it frees the team to concentrate on higher value-added tasks, such as performing fundamental bottom-up credit research. It is just this type of research that has allowed us to avoid the two largest, headline-grabbing credit issues in the municipal bond market.

This year has gotten off to a strong start. We thank you for the trust you have placed in us and will keep that foremost in our minds.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

[1]	For a copy of the study go to www.thornburg.com/whyladder

Chart III Percent of Portfolio Maturing

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of New York GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: AGM)	AA/Aa2	$255,000	$280,403
City of New York GO, 5.00% due 8/1/2019 (Government Financial Management)	AA/Aa2	1,000,000	1,170,510
City of New York GO, 0.07% due 8/1/2021 put 4/1/2014 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
City of New York GO, 5.00% due 8/1/2025 (Government Financial Management)	AA/Aa2	400,000	448,580
City of New York GO, 5.00% due 8/1/2030 (Government Financial Management)	AA/Aa2	1,000,000	1,108,040
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,112,320
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	606,471
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	570,496
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,127,130
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	1,000,000	1,056,660
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Ba1	500,000	519,480
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	539,655
Long Island Power Authority, 5.25% due 9/1/2029	NR/Baa1	645,000	744,343
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	927,159
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,032,510
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	887,125
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,084,410
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A+/A2	1,000,000	1,174,460
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (World Trade Center Recovery) (State Aid Withholding)	AA-/Aa3	1,000,000	1,135,100
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (World Trade Center Recovery)	AAA/Aaa	1,000,000	1,072,660
New York City Trust For Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	203,877
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Hotel Unit Fee; Insured: AMBAC)	NR/A1	1,000,000	1,065,290
New York Environmental Facilities Corp. PCR, 6.875% due 6/15/2014	AAA/Aaa	110,000	110,620
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,138,030
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	454,052
New York State Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	1,000,000	1,023,690
New York State Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services Facilities; Insured: AMBAC)	AA-/NR	1,000,000	1,041,240
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	658,338
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/A1	1,000,000	1,113,200
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/A1	775,000	895,505
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AAA/Aa2	50,000	52,310
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AA/Aa2	950,000	993,225
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,175,000	1,351,685
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	325,000	357,919
New York State Dormitory Authority, 5.00% due 7/1/2021 (State University of New York; Insured: Natl-Re)	AA-/NR	300,000	316,860
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,168,920
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,111,020
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	669,449
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,651,357
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,038,510
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	1,000,000	1,116,000

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	$1,105,000	$1,172,913
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	839,677
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa3	1,000,000	1,076,400
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	548,145
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/Aa2	2,500,000	2,839,900
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,059,780
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	1,000,000	1,020,130
New York State Thruway Authority, 5.00% due 4/1/2018 pre-refunded 10/1/2015 (Insured: AMBAC)	NR/NR	60,000	64,283
New York State Thruway Authority, 5.00% due 4/1/2018 (Insured: AMBAC)	AA/NR	385,000	411,850
New York State Thruway Authority, 5.00% due 4/1/2019 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	AA/A2	235,000	250,893
New York State Thruway Authority, 5.00% due 5/1/2019 (Multi-Year Highway and Bridge Capital Program)	A-/A3	2,000,000	2,314,840
New York State Thruway Authority, 5.00% due 4/1/2022 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,125,700
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,140,690
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central New York; LOC: HSBC Bank USA)	NR/A1	450,000	451,409
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,085,580
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,090,560
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,127,490
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,411,440
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,133,400
Town of Babylon GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	465,000	474,230
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,619,921
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,139,010
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,129,620
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	230,000	265,832
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	710,000	763,995
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Restructuring Property)	AAA/Aaa	1,000,000	1,152,720
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Restructuring Property)	AAA/Aaa	1,000,000	1,143,730
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A1	1,300,000	1,517,061

TOTAL INVESTMENTS — 88.41% (Cost $62,402,370)			$65,499,808
OTHER ASSETS LESS LIABILITIES — 11.59%			8,588,794

NET ASSETS — 100.00%			$74,088,602

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Build America Mutual Insurance Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

12    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $62,402,370) (Note 2)	$65,499,808
Cash	7,691,437
Receivable for fund shares sold	505,362
Interest receivable	890,184
Prepaid expenses and other assets	1,234

Total Assets	74,588,025

LIABILITIES
Payable for fund shares redeemed	405,296
Payable to investment advisor and other affiliates (Note 3)	48,616
Accounts payable and accrued expenses	24,966
Dividends payable	20,545

Total Liabilities	499,423

NET ASSETS	$74,088,602

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	3,097,438
Accumulated net realized gain (loss)	(460,733)
Net capital paid in on shares of beneficial interest	71,468,744

$74,088,602

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($56,697,647 applicable to 4,368,257 shares of beneficial interest outstanding - Note 4)	$12.98
Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$13.24

Class I Shares:
Net asset value, offering and redemption price per share ($17,390,955 applicable to 1,339,872 shares of beneficial interest outstanding - Note 4)	$12.98

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $248,199)	$1,141,086

EXPENSES
Investment advisory fees (Note 3)	169,946
Administration fees (Note 3)
Class A Shares	35,410
Class I Shares	2,831
Distribution and service fees (Note 3)
Class A Shares	70,820
Transfer agent fees
Class A Shares	12,470
Class I Shares	2,449
Registration and filing fees
Class A Shares	146
Custodian fees (Note 3)	14,451
Professional fees	12,276
Accounting fees	818
Trustee fees	1,085
Other expenses	6,821

Total Expenses	329,523
Less:
Expenses reimbursed by investment advisor (Note 3)	(10,013)
Fees paid indirectly (Note 3)	(1,426)

Net Expenses	318,084

Net Investment Income	823,002

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(249,977)
Net change in unrealized appreciation (depreciation) of investments	622,695

Net Realized and Unrealized Gain	372,718

Net Increase in Net Assets Resulting from Operations	$1,195,720

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2014*	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$823,002	$1,593,330
Net realized gain (loss) on investments	(249,977)	(77,545)
Net unrealized appreciation (depreciation) on investments	622,695	(2,373,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,195,720	(857,269)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(670,893)	(1,431,117)
Class I Shares	(152,109)	(162,213)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	2,329,637	415,288
Class I Shares	10,265,358	2,587,250

Net Increase in Net Assets	12,967,713	551,939

NET ASSETS
Beginning of Period	61,120,889	60,568,950

End of Period	$74,088,602	$61,120,889

Distribution in excess of net investment income	$(16,847)	$(16,847)

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest outstanding: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$65,499,808	$—	$65,499,808	$—

Total Investments in Securities	$65,499,808	$—	$65,499,808	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $337 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $8,450 for Class A shares and $1,563 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $1,426.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,430,205	$18,415,632	901,050	$11,922,513
Shares issued to shareholders in reinvestment of dividends	42,416	548,831	80,325	1,062,658
Shares repurchased	(1,286,557)	(16,634,826)	(954,983)	(12,569,883)

Net increase (decrease)	186,064	$2,329,637	26,392	$415,288

Class I Shares
Shares sold	980,001	$12,671,064	456,801	$6,000,154
Shares issued to shareholders in reinvestment of dividends	11,176	144,830	11,720	154,702
Shares repurchased	(197,346)	(2,550,536)	(272,677)	(3,567,606)

Net increase (decrease)	793,831	$10,265,358	195,844	$2,587,250

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $18,024,932 and $8,491,099, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$62,402,370

Gross unrealized appreciation on a tax basis	$3,150,969
Gross unrealized depreciation on a tax basis	(53,531)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,097,438

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $81,063. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the Fund had cumulative tax basis capital losses of $96,862, (of which $46,442 is short-term and $50,420 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred prior to October 1, 2011, which may expire prior to utilization.

At March 31, 2014, the Fund had tax basis capital losses of $32,830 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire September 30, 2014.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income ( Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)	$12.93	0.15	0.05	0.20	(0.15)	—	(0.15)	$12.98	2.37	(d)	0.99	(d)	0.99	(d)	1.02	(d)	1.58	13.92	$56,698
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061
2012(b)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
2011(b)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(b)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
2009(b)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
Class I Shares
2014(c)	$12.93	0.17	0.05	0.22	(0.17)	—	(0.17)	$12.98	2.69	(d)	0.67	(d)	0.66	(d)	0.70	(d)	1.74	13.92	$17,391
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(e)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2010.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

20 Certified Semi-Annual Report	Certified Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,015.80	$4.98
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class I Shares
Actual	$1,000.00	$1,017.40	$3.34
Hypothetical*	$1,000.00	$1,021.62	$3.35

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.66%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    23

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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26    This page is not part of the Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1069

Thornburg Low Duration Income Fund

Commencement Date: December 30, 2013
Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg
INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Glossary

Barclays U.S. 1-3 Yr Aggregate Bond Index – Index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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Thornburg Low Duration Income Fund

Laddering – an All Weather Strategy

Thornburg Low Duration Income Fund is an actively managed, laddered portfolio of debt obligations that are rated investment grade, or if no credit rating is available, are judged by the Fund’s advisor to be at comparable quality. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years. The Fund’s investments are determined by individual security analysis.

Portfolio Managers

Jason Brady, CFA     Lon Erickson, CFA

Objectives

The Fund’s objective is to seek current income, consistent with preservation of capital.

The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios. There is no guarantee that the Fund will meet its objectives.

Average Annual Total Returns

For Periods Ended March 31, 2014

A Shares (Incep: 12/30/13)	SINCE INCEPTION
Without sales charge	0.69%
With sales charge	-0.84%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.73%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, so that actual expenses for Class A shares do not exceed 0.70%.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	1.06%
SEC Yield	1.08%

Without fee waivers and expense reimbursements, the SEC Yield would have been negative 0.98% and the Annualized Distribution Yield would have been negative 0.99%.

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	56
Effective Duration	1.7 Yrs
Average Maturity	2.4 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 8.

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2014 Certified Semi-Annual Report

Thornburg Low Duration Income Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 23, 2014

Dear Fellow Shareholder:

We are very pleased to present the inaugural semi-annual report for the Thornburg Low Duration Income Fund for the period ended March 31, 2014, beginning with the Fund’s commencement on December 30, 2013. The net asset value (NAV) of a Class A share of the Fund increased 5 cents to $12.36 in the period. If you were invested for the three full months, you received dividends of 3.506 cents per share. If you reinvested your dividends, you received 3.509 cents per share. Please examine the accompanying exhibits for more detailed information.

Thornburg Investment Management has been investing in the fixed income marketplace for over three decades, and this portfolio serves as an extension of our various offerings across the risk spectrum. The new Fund’s goal is to provide current income, consistent with preservation of capital. The practical upshot of this strategy is that we are attempting to give investors at least some shelter from risk, while still providing a modicum of income. Some portfolios may advertise a lower duration, and therefore a low exposure to changes in interest rates, but take on a large exposure to credit risk to generate yield. We do not follow this strategy. Rather, the appeal of this Fund is that relative to cash, the additional payment for a small amount of researched risk in both credit and duration is significant. Furthermore, the fiction that the underlying NAV of a money market fund is fixed obscures whatever market price risk, however low, is in the portfolio. Because investors do not know what is going on within a money market fund, in ugly times they fear the worst. We trust a transparent, low-risk strategy without the fixed NAV fabrication should serve the investment community better, and we are setting out with this portfolio to provide that strategy.

At the end of March 2014, the duration of the portfolio was 1.7 years, indicating it has, we believe, a manageable amount of interest-rate exposure. In keeping with the prospectus limitation, all securities purchased for the Fund over the past three months are investment grade or nonrated equivalents, with over 70% currently A-rated or better. The short performance history of the portfolio was fairly strong, given the market environment. Through the end of the period, the portfolio had a 0.69% return since commencement (Class A shares at NAV), while the benchmark Barclays U.S. 1-3 Yr Aggregate Bond Index returned 0.27%. The index reflects no deduction for fees, expenses, or taxes. Our slightly shorter duration versus the index’s 1.92 years and our exposure to very high-quality corporate credit drove the outperformance. That exposure was in keeping with both the portfolio’s goals and our current skepticism around value in much of the corporate market. In all, we are not trying to “knock the cover off the ball” with this portfolio. But we believe that our experience in these markets enables us to provide incremental value in a category that has some relative merit in these lean times, and is likely to have absolute merit at other points in the rate and credit cycle.

In this, as in any environment, high-quality bond funds should represent a place of some refuge, despite limited current potential for price appreciation. With this Fund, Thornburg Investment Management will continue striving to give you, the bond investor, a consistent income stream, and a value both on its own and in the context of a broader set of investments.

No matter the direction of interest rates or credit spreads in the near-term, we believe your Fund is well positioned to achieve the longer-term goal of income consistent with capital preservation. The Thornburg Low Duration Income Fund is a laddered portfolio of high-quality, short-maturity bonds. This strategy endeavors to balance duration and yield to provide solid, risk-adjusted returns over time, as a core bond investment.

Thank you very much for investing alongside us.

Sincerely,

Jason H. Brady, cfa Co-Portfolio Manager	Lon R. Erickson, cfa Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    7

Schedule of Investments

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

Summary of Security Credit Ratings†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY SECURITIES — 8.56%

United States Treasury Notes, 0.25% due 10/31/2015	NR/NR	$100,000	$99,977
United States Treasury Notes, 0.25% due 12/31/2015	NR/NR	100,000	99,866
United States Treasury Notes, 0.50% due 6/15/2016	NR/Aaa	100,000	99,939
United States Treasury Notes, 0.625% due 12/15/2016	NR/NR	100,000	99,616
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	100,000	98,052

TOTAL U.S. TREASURY SECURITIES (Cost $497,171)			497,450

U.S. GOVERNMENT AGENCIES — 3.45%

Export Leasing (2009) LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	96,951	96,460
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	95,782	104,057

TOTAL U.S. GOVERNMENT AGENCIES (Cost $200,331)			200,517

OTHER GOVERNMENT — 5.31%

[a] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	100,000	104,249
[a] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	100,000	103,972
[a,b] Government of Aruba, 6.80% due 4/2/2014	BBB+/NR	100,000	100,000

TOTAL OTHER GOVERNMENT (Cost $307,367)			308,221

ASSET BACKED SECURITIES — 21.36%

ADVANCE RECEIVABLES — 6.90%

[b] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	100,000	100,330
[b] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	100,000	100,130
[b] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	100,000	100,255
[b,c] New Residential Advance Receivables Trust, Series 2014-T1 Class A1, 1.274% due 3/15/2045	AAA/NR	100,000	100,062

			400,777

AUTO RECEIVABLES — 3.40%

[b] Exeter Automobile Receivables Trust, 1.29% due 5/15/2018	AA/NR	96,366	96,622
Santander Drive Auto Receivables Trust, 1.33% due 3/15/2018	AA/Aaa	100,000	100,515

			197,137

COMMERCIAL MTG TRUST — 6.76%

[b] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	91,353	95,393
[b] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.823% due 12/25/2045	NR/Baa3	96,478	98,507
[b] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.305% due 4/15/2030	AA-/Aa3	100,000	99,411
[b] Motel 6 Trust, Series 2012-MTL6 Class A2, 1.948% due 10/5/2025	AAA/NR	100,000	99,071

			392,382

OTHER ASSET BACKED — 2.60%

[b,c] Concord Funding Co. LLC, 2.42% due 2/15/2015	A/NR	100,000	99,125
[b] Sierra Receivables Funding Co. LLC, 2.84% due 11/20/2028	A+/NR	51,192	52,064

			151,189

STUDENT LOAN — 1.70%

[b] Pennsylvania Higher Education Assistance Agency Floating Rate Note, 0.704% due 5/25/2027	AA+/NR	99,516	98,781

			98,781

TOTAL ASSET BACKED SECURITIES (Cost $1,236,668)			1,240,266

8    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS — 47.15%

AUTOMOBILES & COMPONENTS — 3.54%
Automobiles — 3.54%
[a,b] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa1	$100,000	$105,355
[b] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	BBB+/A3	100,000	100,439

			205,794

BANKS — 3.73%
Banks — 1.80%
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A+/ A2	100,000	104,364
Thrifts & Mortgage Finance — 1.93% [a,b] Northern Rock Asset Management plc, 5.625% due 6/22/2017	AAA/ Aaa	100,000	111,902

			216,266

CAPITAL GOODS — 5.32%
Construction & Engineering — 1.78%
URS Corp., 3.85% due 4/1/2017	BBB- /Baa3	100,000	103,494
Industrial Conglomerates — 1.73%
[a,b] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	100,000	100,529
Machinery — 1.81%
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/ Baa2	100,000	104,988

			309,011

COMMERCIAL & PROFESSIONAL SERVICES — 1.78%
Commercial Services & Supplies — 1.78%
Cintas Corp. No. 2, 2.85% due 6/1/2016	BBB+/A2	100,000	103,292

			103,292

CONSUMER DURABLES & APPAREL — 1.74%
Household Durables — 1.74%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB- /Baa3	100,000	101,213

			101,213

CONSUMER SERVICES — 1.81%
Diversified Consumer Services — 1.81%
George Washington University, 4.411% due 9/15/2017	A+/ A1	100,000	105,333

			105,333

DIVERSIFIED FINANCIALS — 4.81%
Capital Markets — 4.81%
[a] Deutsche Bank AG/London, 2.50% due 2/13/2019	A/A2	75,000	75,233
Goldman Sachs Group, Inc. Floating Rate Note, 1.336% due 11/15/2018	A-/ Baa1	100,000	100,899
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	100,000	103,208

			279,340

ENERGY — 1.73%
Oil, Gas & Consumable Fuels — 1.73%
[a] Petrobras Global Finance B.V. Floating Rate Note, 2.593% due 3/17/2017	BBB- /Baa1	100,000	100,375

			100,375

FOOD, BEVERAGE & TOBACCO — 1.82%
Beverages — 1.82%
[a] Coca Cola HBC Finance BV, 5.50% due 9/17/2015	BBB/ Baa1	100,000	105,842

			105,842

HEALTH CARE EQUIPMENT & SERVICES — 1.69%
Health Care Providers & Services — 1.69%
Catholic Health Initiatives, 1.60% due 11/1/2017	A+/ NR	100,000	98,017

			98,017

HOTELS RESTAURANTS & LEISURE — 1.74%
Hotels, Restaurants & Leisure — 1.74%
[a,b] TDIC Finance Ltd., 6.50% due 7/2/2014	AA/ A1	100,000	101,200

			101,200

Certified Semi-Annual Report    9

Schedule of Investments, continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
TELECOMMUNICATION SERVICES — 10.84%
Diversified Telecommunication Services — 7.20%
AT&T, Inc. Floating Rate Note, 1.144% due 11/27/2018	A-/A3	$100,000	$101,458
[a,b] Qtel International Finance Ltd., 6.50% due 6/10/2014	A-/A2	100,000	100,790
[a] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	100,000	110,673
Verizon Communications, Inc. Floating Rate Note, 1.984% due 9/14/2018	BBB+/Baa1	100,000	105,019
Wireless Telecommunication Services — 3.64%
[b] Crown Castle Towers LLC, 5.495% due 1/15/2037	NR/A2	100,000	108,104
[b] SBA Tower Trust, 4.254% due 4/15/2040	NR/A2	100,000	103,361

			629,405

TRANSPORTATION — 3.14%
Air Freight & Logistics — 1.37%
[b] FedEx Corp., 2.625% due 1/15/2018	BBB/A3	78,110	79,655
Road & Rail — 1.77%
[a,b] Asciano Finance Ltd., 3.125% due 9/23/2015	BBB-/Baa2	100,000	102,534

			182,189

UTILITIES — 3.46%
Electric Utilities — 3.46%
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	NR/NR	100,000	99,494
[a,b] Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	BBB/Baa1	100,000	101,308

			200,802

TOTAL CORPORATE BONDS (Cost $2,727,255)			2,738,079

CONVERTIBLE BONDS — 0.83%

REAL ESTATE — 0.83%
Real Estate Investment Trusts — 0.83%
[b] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	48,250

			48,250

TOTAL CONVERTIBLE BONDS (Cost $46,119)			48,250

MUNICIPAL BONDS — 7.12%
City & County of Denver Airport System, 0.28% due 11/15/2025 put 4/1/2014 (Denver International Airport; Insured: AGM;
SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	115,000	115,000
JobsOhio Beverage System, 2.217% due 1/1/2019	AA/A2	100,000	97,727
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	100,000	100,854
State of New York Mtg Agency, 0.42% due 10/1/2014	NR/Aa1	50,000	50,012
State of New York Mtg Agency, 0.52% due 4/1/2015	NR/Aa1	50,000	49,970

TOTAL MUNICIPAL BONDS (Cost $410,748)			413,563

TOTAL INVESTMENTS — 93.78% (Cost $5,425,659)			$5,446,346
OTHER ASSETS LESS LIABILITIES — 6.22%			361,138

NET ASSETS — 100.00%			$5,807,484

10    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the aggregate value of these securities in the Fund’s portfolio was $2,815,232, representing 48.48% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $5,425,659) (Note 2)	$5,446,346
Cash	261,563
Receivable for fund shares sold	49
Receivable from investment advisor	7,193
Interest receivable	32,600
Prepaid expenses and other assets	60,026

Total Assets	5,807,777

LIABILITIES
Payable for fund shares redeemed	140
Dividends payable	153

Total Liabilities	293

NET ASSETS	$5,807,484

NET ASSETS CONSIST OF
Net unrealized appreciation on investments	$20,687
Accumulated net realized gain (loss)	(239)
Net capital paid in on shares of beneficial interest	5,787,036

$5,807,484

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($2,870,707 applicable to 232,314 shares of beneficial interest outstanding - Note 4)	$12.36
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.55

Class I Shares:
Net asset value, offering and redemption price per share ($2,936,777 applicable to 237,653 shares of beneficial interest outstanding - Note 4)	$12.36

See notes to financial statements.

12    Certified Semi-Annual Report

Statement of Operations

Thornburg Low Duration Income Fund	Period ended March 31, 2014 (Unaudited)*

INVESTMENT INCOME
Interest income (net of premium amortized of $14,158)	$25,599

EXPENSES
Investment advisory fees (Note 3)	5,588
Administration fees (Note 3)
Class A Shares	821
Class I Shares	370
Distribution and service fees (Note 3)
Class A Shares	1,331
Transfer agent fees
Class A Shares	920
Class I Shares	920
Registration and filing fees
Class A Shares	4,600
Class I Shares	4,600
Custodian fees (Note 3)	4,656
Professional fees	6,992
Accounting fees	92
Trustee fees	92
Other expenses	7,174

Total Expenses	38,156
Less:
Expenses reimbursed by investment advisor (Note 3)	(12,274)
Investment advisory fees waived by investment advisor (Note 3)	(17,652)
Fees paid indirectly (Note 3)	(56)

Net Expenses	8,174

Net Investment Income	17,425

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(239)
Net change in unrealized appreciation (depreciation) of investments	20,687

Net Realized and Unrealized Gain	20,448

Net Increase in Net Assets Resulting from Operations	$37,873

*	For the unaudited period from commencement of operations on December 30, 2013 through March 31, 2014.

See notes to financial statements.

Certified Semi-Annual Report    13

Statement of Changes in Net Assets

Thornburg Low Duration Income Fund

PERIOD ENDED* MARCH 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$17,425
Net realized gain (loss) on investments	(239)
Net unrealized appreciation (depreciation) on investments	20,687

Net Increase (Decrease) in Net Assets Resulting from Operations	37,873

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(7,480)
Class I Shares	(9,945)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	2,861,567
Class I Shares	2,925,469

Net Increase in Net Assets	5,807,484

NET ASSETS
Beginning of Period	—

End of Period	$5,807,484

*	For the unaudited period from commencement of operations on December 30, 2013 through March 31, 2014.

See notes to financial statements.

14    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income, consistent with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Semi-Annual Report    15

Notes to Financial Statements, Continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$497,450	$497,450	$—	$—
U.S. Government Agencies	200,517	—	200,517	—
Other Government	308,221	—	308,221	—
Asset Backed Securities	1,240,266	—	1,041,079	199,187
Corporate Bonds	2,738,079	—	2,738,079	—
Convertible Bonds	48,250	—	48,250	—
Municipal Bonds	413,563	—	413,563	—
Total Investments in Securities	$5,446,346	$497,450	$4,749,709	$199,187

(a)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU no. 2011-04”), unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2014.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the period ended March 31, 2014.

16    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the period ended March 31, 2014 is as follows:

	ASSET BACKED SECURITIES	TOTAL(c)
Beginning Balance 9/30/2013	$—	$—
Accrued Discounts (Premiums)	474	474
Net Realized Gain (Loss)	—	—
Gross Purchases	197,750	197,750
Gross Sales	—	—
Net Change in Unrealized Appreciation (Depreciation)(a)	963	963
Transfers into Level 3(b)	—	—
Transfers out of Level 3(b)	—	—
Ending Balance 3/31/2014	$199,187	$199,187

(a)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the period ended March 31, 2014.

(b)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the period ended March 31, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(c)	Level 3 investments represent 3.43% of total Net Assets at the period ended March 31, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Fund may invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2014, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $13 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the period ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the period ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $6,384 for Class A shares and $5,890 for Class I shares, and voluntarily waived investment advisory fees of $17,652.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2014, fees paid indirectly were $56.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	PERIOD ENDED* MARCH 31, 2014
	SHARES	AMOUNT
Class A Shares
Shares sold	231,729	$2,854,341
Shares issued to shareholders in reinvestment of dividends	596	7,366
Shares repurchased	(11)	(140)

Net increase (decrease)	232,314	$2,861,567

Class I Shares
Shares sold	257,053	$3,165,569
Shares issued to shareholders in reinvestment of dividends	800	9,900
Shares repurchased	(20,200)	(250,000)

Net increase (decrease)	237,653	$2,925,469

*	Fund commenced operations on December 30, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the period ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $5,572,564 and $906,958, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$5,425,659

Gross unrealized appreciation on a tax basis	$22,391
Gross unrealized depreciation on a tax basis	(1,704)

Net unrealized appreciation (depreciation) on investments (tax basis)	$20,687

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments and smaller companies. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Financial Highlights

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
Class A Shares
2014(b)(c)(d)	$12.31	0.04	0.05	0.09	(0.04)	—	(0.04)	$12.36	1.14	(e)	0.69	(e)	0.69	(e)	2.93	(e)	0.69	18.38	$2,870
Class I Shares
2014(b)(d)	$12.31	0.04	0.05	0.09	(0.04)	—	(0.04)	$12.36	1.34	(e)	0.50	(e)	0.49	(e)	2.56	(e)	0.74	18.38	$2,937

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 30, 2013.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Period Ended March 31.
(e)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

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Expense Example

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,006.90	$3.45
Hypothetical*	$1,000.00	$1,021.49	$3.47
Class I Shares
Actual	$1,000.00	$1,007.40	$2.46
Hypothetical*	$1,000.00	$1,022.48	$2.48

†	Expenses are equal to the annualized expense ratio for each class (A: 0.69%; I: 0.49%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Other Information

Thornburg Low Duration Income Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 30, 2013. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2014. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    23

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH3052

Thornburg Limited Term Income Funds

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg
INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares maybe higher than those for other classes. Class I, R3, R4, and R5 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ Symbols	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

Glossary

Barclays Global Bond Index – A broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays U.S. Credit Index – An index composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment-grade, speculative-grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semiannually.

Credit Spectrum – Refers to the range of credit quality ratings, from below investment grade to the highest quality.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Lipper Short-Intermediate Investment-Grade Category – Funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar weighted average maturities of one to five years.

Mortgage-Backed Security – A type of asset-backed security that is secured by a mortgage or collection of mortgages. These securities must be grouped in one of the top two ratings as determined by a accredited credit rating agency and usually pay periodic payments that are similar to coupon payments. The mortgage must have originated from a regulated and authorized financial institution.

Quantitative Easing (QE) – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

Risk-Free Asset – An asset which has a virtually certain future return. Treasury bills are typically used to represent risk-free assets because they are backed by the U.S. government and have short maturities. Every investment carries some type of risk.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Export-Import Bank Bond – A bond issued by the U.S. Export-Import Bank, the official export credit agency of the United States. These bonds facilitate international trade by financing the purchase of domestic exports and providing guarantees or insurance for foreign lines of credit.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

At Thornburg, our approach to management of the Thornburg Limited Term U.S. Government Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•     Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•     Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when conditions are favorable, they can quickly compound losses when sentiment shifts.

•     Conducting careful research to invest where we see the best relative value among government and agency sectors.

Portfolio Manager

Jason Brady, CFA

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in their share prices compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies or instrumentalities, with an average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A shares from November 16, 1987 through March 31, 2014

Average Annual Total returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	-0.90%	1.44%	2.16%	2.92%	5.33%
With sales charge	-2.40%	0.93%	1.85%	2.76%	5.26%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

Portfolio Ladder

As of March 31, 2014

May not add up to 100% due to rounding.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	SEC Yield
2.77%	1.75%

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	141

Effective Duration	2.6Yrs

Average Maturity	3.4Yrs

See the entire portfolio in the Schedule of Investments beginning on page 9.

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THORNBURG LIMITED TERM INCOME FUND

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

•      Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•      Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•      Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Portfolio Managers

Jason Brady, CFA,            Lon Erickson, CFA

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in their share prices compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with an average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A shares from October 1, 1992 through March 31, 2014

Average Annual Total returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	0.69%	4.20%	6.86%	4.32%	5.44%
With sales charge	-0.82%	3.68%	6.53%	4.17%	5.37%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 0.88% as disclosed in the most recent Prospectus.

Portfolio Ladder

As of March 31, 2014

May not add up to 100% due to rounding.

30-Day Yields, A Shares

As of March 31, 2014

Annualized Distribution Yield	SEC Yield
2.24%	1.80%

Key Portfolio Attributes

As of March 31, 2014

Number of Bonds	462

Effective Duration	3.1Yrs

Average Maturity	4.2Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

This page is not part of the Semi-Annual Report    5

Thornburg Limited Term Income Funds

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

LETTER TO SHAREHOLDERS

April 15, 2014

Dear Fellow Shareholders:

We are pleased to present the semi-annual report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the six-month period ended March 31, 2014. The net asset value (NAV) of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 7 cents in the period to $13.29. If you were invested for the entire period, you received dividends of 12.1 cents per share. If you reinvested your dividends, you received 12.2 cents per share. The NAV of a Class A share of the Thornburg Limited Term Income Fund remained unchanged at period end at $13.42. If you were invested for the entire period, you received dividends of 15.4 cents per share. If you reinvested your dividends, you received 15.5 cents per share. Dividends per share were lower for Class B, C, R3, and R4 shares and higher for Class I and R5 shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

The past half year has been quite eventful. The period started with the Federal government shutdown. It only lasted two weeks but was clearly a negative for the U.S. economy and general market confidence. Congress managed to pass a budget in December 2013, though it was rather uninspired. The economic data was mixed in the third quarter, with stronger-than-expected labor market performance being a notable bright spot. And while most investors (and market pundits) took this as a sign to sell bonds and buy stocks because the U.S. economy was accelerating, the weak U.S. economic data (and compounding disappointing forecasts around emerging markets/China) in January 2014, left everyone bewildered as bonds outperformed stocks and both asset classes ended the first quarter 2014 up about 1.8%. The period ended with Russia formally annexing Crimea from Ukraine. The impact on financial markets was short-lived, but it was a forceful reminder that geo-political risks, while always simmering, can boil over at any time.

And yet, like much of last year, nothing mattered to the financial markets as much as when the Fed was going to taper its “quantitative easing” (QE) purchases. In December 2013, buoyed by two months of good labor market data, the Fed announced a $10 billion per month reduction in purchases starting in January 2014, and set expectations for additional QE reductions at subsequent meetings. Equity markets staged a relief rally as the $10 billion per month cut was less than expected. The S&P 500 Index increased 2.53% in December 2013. Bonds were less receptive. U.S. Treasury rates had already started to rise before the meeting, given the strong jobs data and the U.S. budget compromise. Rates continued to rise across the curve, as the U.S. Treasury five-year and 10-year bonds rose 37 basis points and 28 basis points to end the year at 1.74% and 3.03%, respectively. Then 2014 started with weak U.S. economic data and struggling emerging markets (i.e., China slowdown). Treasuries rallied across the curve in January and remained flat through February, following Ben Bernanke’s final meeting as Fed Chairman and another expected $10 billion less per month in QE.

Financial markets remained fairly placid until new Fed Chairwoman Janet Yellen shook things up at her first meeting/press conference in March 2014 by suggesting the first target Fed Funds Rate increase could occur in early 2015, which was about six to nine months earlier than had been priced in by markets. Longer Treasury rates (10-year and 30-year) didn’t move much, but shorter rates rose (the two-year up around 7 basis points and the five-year up 17 basis points by the end of March). Equity markets largely yawned. Since the second quarter of 2014 began, financial markets have become a bit jittery, with global equities down around 2%, and U.S. Treasuries and risk-free assets higher, as they await a clear trend to emerge within global economic data.

Through this environment, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 0.39% at NAV over the six-month period. The Barclays Intermediate Government Bond Index produced a 0.21% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond Category was 1.08%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 1.99% at NAV over the six-month period. The Barclays Intermediate Government/Credit Bond Index produced a 0.98% total return over the same time period. The average return for the Lipper Short-Intermediate Investment-Grade Category was 1.79%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

Investors continue their search for yield, buying up high-yield bonds and bank loans. And as the global economy got a bit iffy in the first quarter of 2014, high-grade bond funds began to see inflows again. Shorter-duration securities/funds appeared to be favored, but credit products of all kinds had strong demand. Over the six-month period, investment grade credit spreads, per the Barclays U.S. Credit Index, declined from 135 basis points to 103 basis points. Spreads also compressed along the credit spectrum (i.e.,

Certified Semi-Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

Baa to Aaa). We continue to prefer credit risk to duration risk, despite this spread tightening. Both Funds’ durations continue to be on the shorter end of the range. However, with this spread tightening, we view it as prudent to reduce overall credit risk by buying stronger fundamental securities, even if that means giving up a bit of yield. Sometimes this means trading out of a Baa-rated corporate bond into a higher-rated U.S. mortgage backed security, a U.S. Export-Import Bank bond, or a higher-rated corporate bond. Sometimes, it means swapping one Baa-rated security for another Baa-rated security that we believe has less credit risk. We have always done our own credit analysis and plan to continue doing so, believing it adds value over time (and occasionally we disagree with a rating agency’s assessment).

Given the low level of interest rates and credit spreads, high-quality bond funds might have limited potential for marked appreciation over the long term; however, we believe they can represent a good investment through various financial/economic cycles. No matter the direction of interest rates or credit spreads in the near term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability and reasonably attractive income streams. We believe that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund remain appropriate vehicles for those looking for core bond investments.

Thank you very much for investing in our Funds.

Sincerely,

Jason H. Brady, cfa Portfolio Manager Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2014 (Unaudited)

SUMMARY OF TYPES OF HOLDINGS

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 12.13%
United States Treasury Notes, 2.625%, 12/31/2014	$2,000,000	$2,037,734
United States Treasury Notes, 1.375%, 11/30/2015	2,500,000	2,544,360
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,085,000
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,503,125
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,428,516
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,626,430
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,091,231
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,481,620	2,521,915
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,809,800	5,042,587
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,892,050	6,253,124

TOTAL U.S. TREASURY SECURITIES (Cost $33,332,946)		35,134,022

U.S. GOVERNMENT AGENCIES — 19.05%
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	204,079
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,030,309
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,020,240
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,403,393
Federal Home Loan Bank, 1.50%, 10/25/2022	3,700,000	3,554,076
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,643,056
[a] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686%, 7/16/2019	5,000,000	4,876,220
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	1,131,016	1,137,934
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	2,078,774	2,376,838
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	2,790,000	2,723,930
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,408,723
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	2,233,539	2,438,411
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	1,318,418	1,450,352
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	729,701	794,922
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	811,668	878,655
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	646,313	699,935
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,306,944	1,439,715
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	747,961	830,626
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	2,420,893	2,662,291
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,472,848	1,617,716
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	3,605,178	4,053,333
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	3,342,616	3,485,638
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	3,535,272	3,503,069
[b,c] U.S. Department of Transportation, 5.594%, 12/7/2021	2,246,973	2,437,965
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,602,857	2,509,618

TOTAL U.S. GOVERNMENT AGENCIES (Cost $54,396,759)		55,181,044

MORTGAGE BACKED — 60.19%
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,413,100
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	245,591	269,378
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	175,914	184,265
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	415,808	438,805
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	461,117	486,735
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	345,111	364,608
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	1,561,242	1,649,631

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2014 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	$765,605	$808,036
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	1,640	1,640
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	158,557	167,518
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	1,095,859	1,143,373
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	424,383	448,351
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	502,901	512,835
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	1,596,116	1,632,707
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	117,463	120,074
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	1,322,401	1,381,525
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	2,124,307	2,274,193
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	1,692,543	1,733,464
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	477,313	500,817
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	1,377,205	1,449,814
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	232,623	237,550
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	782,049	838,932
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	2,366,202	2,552,686
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	2,200,845	2,218,843
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	3,019,854	3,132,188
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	3,607,936	3,367,707
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	4,232,640	4,044,966
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	4,139,952	4,041,664
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	3,803,804	3,845,305
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	2,000,000	2,025,771
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,005,192
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	3,273,654	3,370,713
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	264,006	276,164
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	7,682	8,615
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	2,323,151	2,401,285
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	798,642	845,094
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	787,410	833,209
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	207,396	218,884
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	1,051,697	1,132,595
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	1,075,645	1,147,621
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	1,656,571	1,737,005
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	1,616,561	1,694,042
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,626,056	2,723,984
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	30,935	33,950
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	59	60
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	273,779	288,586
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	714,788	759,251
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	356,667	369,430
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	318,005	337,224
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00%, 8/25/2042	2,404,270	2,681,515
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	619,630	635,208
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	206,599	210,478
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	676,351	696,403
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.68%, 3/25/2039	599,069	603,286
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	221,504	231,932
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	599,396	632,576
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	365,086	384,600
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	511,235	540,253
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,073,744	2,124,115
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,343,968	2,457,655
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	291,840	297,029
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,436,213	2,567,921
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,718,809	2,865,577
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	2,882,704	3,000,974
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	3,666,629	3,438,625
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	3,261,543	3,486,034
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,295,064	3,454,866
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	5,995,345	6,001,600
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,904,780	2,002,300
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	3,404,206	3,553,592
Federal National Mtg Assoc., CMO Series 2012-50 Class LV, 3.50%, 8/25/2023	4,678,426	4,775,739
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	4,299	4,643
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	11,746	12,795

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2014 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	$37,589	$41,475
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	82,721	94,501
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	24,487	26,310
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	13,314	14,803
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	482,391	510,129
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	408,196	433,453
Federal National Mtg Assoc., Pool 895572, 2.567%, 6/1/2036	479,436	510,299
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	762,934	808,919
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	1,056,790	1,122,839
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	1,993,156	2,039,792
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	1,507,974	1,604,107
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	3,534,373	3,712,196
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	3,368,750	3,465,996
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	551,882	583,615
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	402,880	427,163
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	320,893	340,234
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	775,279	820,827
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	5,832,280	5,807,903
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	3,719,502	3,738,971
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	4,677,287	4,864,195
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.615%, 10/16/2033	521,197	532,774
Government National Mtg Assoc., CMO Series 2005-67 Class C, 4.907%, 3/16/2035	820,067	858,302
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,040,718	1,103,522
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	755,116	820,354
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	3,841	4,051
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	341,420	363,253
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	1,735,344	1,859,826
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,234,580	4,663,895
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,010,802	3,345,251
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,875,221	5,468,307
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,986,687	6,392,686
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	1,253,055	1,325,951
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	3,375,018	3,461,386

TOTAL MORTGAGE BACKED (Cost $174,705,407)		174,296,386

SHORT TERM INVESTMENTS — 4.83%
Bank of New York Tri-Party Repurchase Agreement 0.16% dated 3/31/2014 due 4/1/2014, repurchase price $14,000,062 collateralized by 30 U.S. Government debt securities, having an average coupon of 4.17%, a minimum credit rating of BBB-, maturity dates from 10/15/2018 to 8/15/2043, and having an aggregate market value of $14,246,680 at 3/31/2014	14,000,000	14,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $14,000,000)		14,000,000

TOTAL INVESTMENTS — 96.20% (Cost $276,435,112)		$278,611,452
OTHER ASSETS LESS LIABILITIES — 3.80%		10,992,476

NET ASSETS — 100.00%		$289,603,928

Footnote Legend

a	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the aggregate value of these securities in the Fund’s portfolio was $2,437,965, representing 0.84% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

SUMMARY OF SECURITY CREDIT RATING†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.23%
United States Treasury Notes, 2.50% due 3/31/2015	NR/Aaa	$6,500,000	$6,652,248
United States Treasury Notes, 5.125% due 5/15/2016	NR/Aaa	1,000,000	1,097,813
United States Treasury Notes, 4.875% due 8/15/2016	NR/Aaa	2,000,000	2,201,250
United States Treasury Notes, 3.00% due 2/28/2017	NR/Aaa	2,000,000	2,122,344
United States Treasury Notes, 1.625% due 3/31/2019	NR/NR	15,000,000	14,923,828
United States Treasury Notes, 1.375% due 5/31/2020	NR/Aaa	5,000,000	4,789,160
United States Treasury Notes, 2.125% due 8/15/2021	NR/Aaa	5,000,000	4,913,818

TOTAL U.S. TREASURY SECURITIES (Cost $36,168,864)			36,700,461

U.S. GOVERNMENT AGENCIES — 9.53%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/NR	14,185,000	18,134,898
Alex Alpha LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	4,565,217	4,360,659
[a] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.833% due 6/15/2022	A-/NR	20,000,000	18,050,000
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	13,850,344	13,174,129
Export Leasing (2009) LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	6,689,585	6,655,702
Federal Home Loan Bank, 1.50% due 10/25/2022	AA+/Aaa	16,000,000	15,368,979
[b] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	11,252,834	11,223,880
[b] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686% due 7/16/2019	NR/NR	10,000,000	9,752,440
Helios Leasing I LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	5,313,212	5,028,679
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	4,400,000	4,373,332
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	10,641,267	10,191,588
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	1,555,147	1,564,660
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	5,400,000	5,272,123
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States, 3.55% due 1/15/2024	AA+/Aaa	10,000,000	10,257,250
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,408,723
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	5,307,967	5,081,238
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	14,474,694	13,640,474
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	665,722	721,306
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	2,150,556	2,373,627
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,629,346	1,748,372
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	9,485,924	10,058,651
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	12,770,620	13,373,576
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	13,370,464	13,942,551
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	17,537,886	17,199,468
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	13,761,047	13,635,696
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	13,757,507	13,453,212
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	10,543,110	9,956,336
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	6,323,105	5,930,547
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	552,031	565,479
Southaven Combined Cycle Generation LLC (Tennessee Valley Authority), 3.846% due 8/15/2033	AA-/Aaa	6,155,587	6,225,428
[a,c] U.S. Department of Transportation, 5.594% due 12/7/2021	NR/NR	2,059,725	2,234,802
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,285,000
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	13,557,108	13,047,358

TOTAL U.S. GOVERNMENT AGENCIES (Cost $290,616,292)			283,290,163

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OTHER GOVERNMENT — 3.21%
[a,b] Brazilian Development Bank (BNDES), 3.375% due 9/26/2016	BBB-/Baa2	$6,000,000	$6,112,500
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	10,152,104	9,832,617
[a,b,c] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	14,156,830	14,032,958
[b] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	10,900,000	11,363,174
[a,b] Eurasian Development Bank, 5.00% due 9/26/2020	BBB/A3	8,000,000	7,940,800
[b] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	2,900,000	3,015,182
[a,b] Government of Aruba, 6.80% due 4/2/2014	BBB+/NR	5,516,000	5,516,000
[a,b] Government of Bermuda, 5.603% due 7/20/2020	AA-/Aa3	3,000,000	3,269,556
[a,b] Government of Bermuda, 4.138% due 1/3/2023	AA-/Aa3	4,000,000	3,877,461
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	A+/A1	5,000,000	5,044,515
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	16,735,350
[a,b] Republic of Iceland, 4.875% due 6/16/2016	BBB-/Baa3	4,375,000	4,610,156
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,210,000

TOTAL OTHER GOVERNMENT (Cost $95,222,902)			95,560,269

MORTGAGE BACKED — 7.38%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.663% due 6/25/2020	NR/NR	38,339,859	2,956,168
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.782% due 5/25/2019	NR/NR	49,580,912	3,817,651
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	275,437	289,367
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	1,561,321	1,646,877
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	361,358	372,372
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	NR/NR	49,701	50,077
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	1,410,975	1,504,387
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	NR/NR	270,478	273,941
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	NR/NR	717,097	733,537
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	117,463	120,074
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	1,586,881	1,657,830
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	2,234,765	2,472,947
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	2,832,409	3,032,257
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	347,615	363,684
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	715,970	751,225
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	5,063,430	5,386,496
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	3,301,267	3,328,265
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	3,450,276	3,578,621
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,455,340	3,511,307
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	10,823,807	10,103,120
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	5,496,119	5,252,423
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	7,776,737	8,038,290
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	3,645,969	3,752,785
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	9,956,715	10,530,867
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,642,532	2,741,076
Federal National Mtg Assoc., ARM Pool 20155, 7.491% due 8/1/2014	NR/NR	2,413	2,413
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	720,310	765,117
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	282,850	300,789
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	NR/NR	81,614	82,173
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00% due 8/25/2042	NR/NR	1,376,670	1,535,419
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	641,660	657,792
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	721,012	783,221
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	937,082	1,001,572
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.68% due 3/25/2039	NR/NR	998,448	1,005,477
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	516,842	541,176
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	1,541,245	1,633,333
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	998,993	1,054,294
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	232,293	239,382
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	912,715	961,501
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,413,475	2,543,954
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,528,637	1,631,241
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	5,486,800	5,544,572
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	14,540,592	14,887,002
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	3,105,486	3,241,764
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00% due 7/25/2041	NR/NR	12,449,074	12,140,972
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	235,388	249,576
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	1,115,582	1,209,287
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	10,851,159	11,105,059

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	$4,698,977	$4,834,623
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	12,963,755	13,267,086
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	14,087,614	14,161,354
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	13,942,431	14,499,583
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	NR/NR	3,111,066	3,244,205
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	951,214	1,010,304
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	NR/NR	5,183	5,377
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	NR/NR	4,685,429	5,021,529
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	NR/NR	6,173,825	6,799,746
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	NR/NR	3,591,426	3,987,916
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	NR/NR	4,731,260	5,256,823
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	4,297,561	4,546,005
Government National Mtg Assoc., Pool 827148, 1.625% due 2/20/2024	NR/NR	25,118	25,690
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	3,409,109	3,496,350

TOTAL MORTGAGE BACKED (Cost $221,081,845)			219,539,321

ASSET BACKED SECURITIES — 15.81%
ADVANCE RECEIVABLES — 2.54%
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A2, 1.495% due 1/16/2046	AAA/NR	5,000,000	4,987,500
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A3, 2.289% due 1/15/2048	AAA/NR	10,000,000	9,881,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T3 Class A3, 1.793% due 5/15/2046	AAA/NR	8,500,000	8,381,229
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	10,500,000	10,534,650
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	19,900,000	19,925,870
[a] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	11,900,000	11,930,297
[a,c] New Residential Advance Receivables Trust, Series 2014-T1 Class A1, 1.274% due 3/15/2045	AAA/NR	9,900,000	9,906,188

			75,546,734

AUTO RECEIVABLES — 0.80%
[a] CFC LLC, 1.65% due 7/17/2017	NR/A3	1,012,164	1,015,625
[a] Exeter Automobile Receivables Trust, 1.29% due 5/15/2018	AA/NR	7,131,082	7,150,037
Ford Credit Auto Owner Trust, 1.25% due 10/15/2018	AAA/NR	1,200,000	1,204,994
Santander Drive Auto Receivables Trust, 2.72% due 5/16/2016	AA+/Aaa	2,500,000	2,514,998
[a] Santander Drive Auto Receivables Trust, 2.86% due 6/15/2017	AA/NR	90,821	91,105
Santander Drive Auto Receivables Trust, 2.16% due 1/15/2020	AA/Aaa	4,000,000	4,067,713
Santander Drive Auto Receivables Trust, 1.33% due 3/15/2018	AA/Aaa	7,835,000	7,875,306

			23,919,778

COMMERCIAL MTG TRUST — 5.24%
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,076,385
[a] Banc of America Re-REMIC Trust, Series 2012-CLRN Class A Floating Rate Note, 1.305% due 8/15/2029	NR/Aaa	5,000,000	5,011,178
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,045,073
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 3.26% due 3/25/2034	CCC/Caa2	314,958	255,971
[a] COMM Mtg Trust, Series 2012-MVP Class A Floating Rate Note, 2.094% due 11/17/2026	AAA/NR	15,854,382	15,924,633
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	8,184	8,175
[a] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	4,933,055	5,151,207
[a] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.505% due 7/12/2044	NR/Aaa	1,128,679	1,118,755
[a] Extended Stay America Trust, Series 2013-ESH7 Class B7, 3.604% due 12/5/2031	AA-/NR	11,380,000	11,268,092
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.757% due 10/25/2044	NR/A3	4,000,000	4,082,138
[a] FREMF Mtg Trust, Series 2013-K32 Class B, 3.536% due 10/25/2046	NR/NR	10,753,000	10,141,336
a FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.823% due 12/25/2045	NR/Baa3	5,547,459	5,664,130
[a] Hilton USA Trust, Series 2013-HLT Class BFX, 3.367% due 11/5/2030	AA-/Aa3	18,500,000	18,719,046
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,100,861
[a] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.305% due 4/15/2030	AA-/Aa3	14,900,000	14,812,294
[a] Madison Avenue Trust, Series 2013-650M Class A, 3.843% due 10/12/2032	NR/Aaa	6,000,000	6,263,370
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.819% due 8/12/2045	NR/Aaa	2,485,200	2,751,733
[a] Motel 6 Trust, Series 2012-MTL6 Class A2, 1.948% due 10/5/2025	AAA/NR	6,900,000	6,835,921
a Motel 6 Trust, Series 2012-MTL6 Class C, 3.139% due 10/5/2025	A-/NR	12,000,000	11,969,016
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.71% due 3/18/2028	AAA/NR	15,000,000	14,703,180

			155,902,494

CREDIT CARD — 0.51%
[a] First Financial Bank USA, 3.72% due 6/17/2019	AAA/NR	5,000,000	5,010,325
[a,b] Turquoise Card Backed Securities plc Floating Rate Note, 0.955% due 6/17/2019	NR/Aaa	10,000,000	10,070,080

			15,080,405

OTHER ASSET BACKED — 4.33%
[a] 321 Henderson Receivables LLC, 3.96% due 3/15/2063	NR/Aaa	6,500,000	6,529,354
Appalachian Consumer Rate Relief Funding LLC, 2.008% due 2/1/2024	AAA/Aaa	15,200,000	15,063,367

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Ascentium Equipment Receivables LLC, 1.83% due 9/15/2019	NR/NR	$2,649,518	$2,650,618
[a,b] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,157,020
[a,c] Concord Funding Co. LLC, 2.42% due 2/15/2015	A/NR	9,900,000	9,813,375
[a,c] Concord Funding Co. LLC, 3.92% due 2/15/2015	BBB/NR	4,000,000	3,945,000
[a,b] Cronos Containers Program Ltd., 3.08% due 4/18/2028	A/NR	9,083,333	8,938,415
[a,b] Cronos Containers Program Ltd., 3.81% due 9/18/2027	A/NR	5,695,000	5,738,902
[a] Dominos Pizza Master Issuer LLC, 5.216% due 1/25/2042	BBB+/Baa1	6,935,500	7,421,744
[a] Fairway Outdoor Funding LLC, 4.212% due 10/15/2042	NR/NR	6,730,120	6,669,990
[a] GTP Cellular Sites LLC, 3.721% due 3/15/2042	NR/NR	9,374,813	9,826,951
[a] MIRAMAX LLC, 6.25% due 10/20/2021	BBB/Baa3	3,843,702	3,965,886
Northwest Airlines, Inc., 7.027% due 5/1/2021	A-/Baa1	4,565,110	5,061,794
[a,c] Northwind Holdings LLC Floating Rate Note, 1.016% due 12/1/2037	A/Baa1	3,718,750	3,452,859
[a] PFS Financing Corp. Floating Rate Note, 0.705% due 2/15/2018	AAA/Aaa	9,000,000	8,994,557
[a] Sierra Receivables Funding Co. LLC, 2.07% due 3/20/2030	A/NR	10,000,000	9,998,905
[a] Sierra Receivables Funding Co. LLC, 2.84% due 11/20/2028	A+/NR	3,361,628	3,418,878
[a] Sonic Capital LLC, 5.438% due 5/20/2041	BBB/Baa2	4,580,800	4,912,908
[a,b] Trafigura Securitisation Finance plc Floating Rate Note, 2.555% due 10/15/2015	AAA/Aaa	6,000,000	6,064,800

			128,625,323

RESIDENTIAL MTG TRUST — 1.52%
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	A+/NR	265,830	266,728
[a] Citigroup Mortgage Loan Trust Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AA/NR	9,710,160	10,025,016
Countrywide Home Loan, Series 2004 Class 1-A, 2.632% due 7/20/2034	A/B1	428,850	441,607
[a] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	5,706,782	5,523,931
FNBC Pass-Through Trust, Series 1993-A, 8.08% due 1/5/2018	A+/Aa1	570,786	645,281
Merrill Lynch Mtg Investors Trust, Series 2003 E Class B3, 2.404% due 10/25/2028	CCC/Caa2	1,006,462	603,171
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.49% due 8/25/2034	CCC/NR	749,701	632,906
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.364% due 12/25/2035	AA+/Baa2	1,144,722	1,119,570
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	BB+/A3	4,530,543	4,708,026
Residential Asset Mtg Products, Inc., 7.125% due 4/25/2031	AA+/NR	2,049,263	2,141,644
Residential Asset Mtg Products, Inc., 0.454% due 3/25/2035	NR/Aa3	227,797	224,636
[a] RiverView HECM Trust Series 2007-1 Class A, 0.63% due 5/25/2047	A-/Ba3	5,537,597	4,430,078
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	10,680,690	10,463,215
Structured Asset Securities Corp., 5.50% due 3/25/2019	A+/Ba2	713,175	724,101
Structured Asset Securities Corp., 2.358% due 3/25/2033	AA+/Baa3	2,443,460	2,417,379
Washington Mutual Mtg, Series 2003-S13 Class 21-A1, 4.50% due 12/25/2018	A+/NR	602,121	603,436
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.615% due 2/25/2035	D/C	665,325	142,366

			45,113,091

STUDENT LOAN — 0.87%
[a] Nelnet Student Loan Trust Floating Rate Note, 0.754% due 6/25/2041	NR/Aaa	12,924,617	12,920,736
[a] Pennsylvania Higher Education Assistance Agency Floating Rate Note, 0.704% due 5/25/2027	AA+/NR	5,473,360	5,432,983
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 0.623% due 9/15/2020	A-/Aaa	2,340,539	2,318,786
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,198,924

			25,871,429

TOTAL ASSET BACKED SECURITIES (Cost $469,222,347)			470,059,254

CORPORATE BONDS — 46.28%
AUTOMOBILES & COMPONENTS — 1.47%
Automobiles — 1.47%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,196,690
[a] American Honda Finance Corp., 1.00% due 8/11/2015	A+/A1	3,000,000	3,017,388
[a] Daimler Finance North America LLC, 1.25% due 1/11/2016	A-/A3	7,000,000	7,039,249
[a,b] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa1	7,900,000	8,323,077
[a,b] Hyundai Capital Services, Inc. Floating Rate Note, 1.035% due 3/18/2017	BBB+/Baa1	5,000,000	5,005,790
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	BBB+/A3	14,900,000	14,965,351

			43,547,545

BANKS — 7.18%
Banks — 6.43%
[a,b] ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	4,000,000	4,128,696
[a,b] Banco Bradesco, 4.50% due 1/12/2017	BBB-/Baa1	2,500,000	2,631,250
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Baa3	7,000,000	6,545,000
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,134,000
[a,b] Banco Santander Chile Floating Rate Note, 2.109% due 6/7/2018	A/Aa3	21,000,000	21,026,250
Bank of America Corp., 2.65% due 4/1/2019	A-/Baa2	4,000,000	4,012,756
Bank of America Corp. Floating Rate Note, 1.104% due 4/1/2019	A-/Baa2	8,000,000	7,992,240

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	$4,000,000	$4,194,916
[a,b] Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	14,650,000	15,038,430
[a,b] Caixa Economica Federal, 4.50% due 10/3/2018	BBB-/Baa2	15,000,000	15,262,500
[a,b] Danske Bank A/S, 3.75% due 4/1/2015	A-/Baa1	4,000,000	4,117,040
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/A1	10,000,000	10,503,240
[a,b] HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa3	2,000,000	2,073,328
[a,b] Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	7,000,000	7,051,443
Manufacturers & Traders Trust Co., 2.30% due 1/30/2019	A/A2	10,000,000	9,971,950
National City Bank Floating Rate Note, 0.604% due 6/7/2017	A-/A3	4,000,000	3,969,164
[a,b] Oversea-Chinese Banking Corp. Ltd., 3.15% due 3/11/2023	A+/Aa3	29,650,000	29,506,613
[b] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BBB-/NR	12,000,000	14,070,000
[a] Sovereign Bank, 12.18% due 6/30/2020	BBB/A2	5,920,404	8,096,153
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	4,900,000	5,113,826
Wells Fargo Bank N.A., 0.446% due 5/16/2016	A+/A1	4,629,000	4,606,929
[b] Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,064,858
[a,b] Westpac Banking Corp. Floating Rate Note, 1.038% due 7/17/2015	NR/Aaa	5,000,000	5,044,360

Thrifts & Mortgage Finance — 0.75%
[a,b] Northern Rock Asset Management plc, 5.625% due 6/22/2017	AAA/Aaa	19,900,000	22,268,498

			213,423,440

CAPITAL GOODS — 1.99%
Aerospace & Defense — 0.39%
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Baa3	11,338,000	11,692,052

Construction & Engineering — 0.31%
URS Corp., 3.85% due 4/1/2017	BBB-/Baa3	8,895,000	9,205,818

Industrial Conglomerates — 0.39%
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,252,830
[a,b] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	2,900,000	2,915,341
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,508,596

Machinery — 0.64%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,690,456
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,497,730
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	13,000,000	13,648,440

Trading Companies & Distributors — 0.26%
[a] Aviation Capital Group Corp., 6.75% due 4/6/2021	BB+/NR	3,000,000	3,309,753
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	BB+/NR	3,912,000	4,386,749

			59,107,765

CONSUMER DURABLES & APPAREL — 0.18%
Household Durables — 0.10%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB-/Baa3	2,900,000	2,935,183

Textiles, Apparel & Luxury Goods — 0.08%
Nike, Inc., 5.15% due 10/15/2015	AA-/A1	2,315,000	2,454,235

			5,389,418

CONSUMER SERVICES — 0.53%
Diversified Consumer Services — 0.53%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,737,991
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,150,960
University of Chicago, 3.065% due 10/1/2024	AA/Aa1	1,747,000	1,723,188

			15,612,139

DIVERSIFIED FINANCIALS — 7.78%
Capital Markets — 4.86%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	18,000,000	18,591,534
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	20,000,000	19,400,000
[a,b] Credit Suisse Group AG - Guernsey, 1.625% due 3/6/2015	NR/Aaa	13,000,000	13,145,990
[b] Deutsche Bank AG/London, 2.50% due 2/13/2019	A/A2	8,600,000	8,626,720
Deutsche Bank Financial LLC, 5.375% due 3/2/2015	BBB/Baa3	5,000,000	5,206,430
Goldman Sachs Group, Inc. Floating Rate Note, 1.436% due 4/30/2018	A-/Baa1	15,610,000	15,809,231
Goldman Sachs Group, Inc. Floating Rate Note, 1.336% due 11/15/2018	A-/Baa1	14,900,000	15,033,966
[a,b] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	1,033,500
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	1,103,750
[a,b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa3	3,000,000	3,195,000

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa3	$3,500,000	$3,955,000
Legg Mason, Inc., 5.50% due 5/21/2019	BBB/Baa1	13,065,000	14,430,018
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	1,900,000	1,960,952
[a,b] Macquarie Group Ltd., 7.30% due 8/1/2014	BBB/A3	8,000,000	8,174,176
Merrill Lynch & Co., 0.788% due 5/2/2017	BBB+/Baa3	2,500,000	2,446,720
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	13,300,000	12,452,125

Consumer Finance — 1.13%
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,343,208
American Express Credit Co., 5.125% due 8/25/2014	A-/A2	3,000,000	3,055,974
[a,b] Banque PSA Finance, 2.143% due 4/4/2014	BB/Ba1	7,000,000	7,000,000
[a,b] DFS Funding Corp. Floating Rate Note, 1.058% due 6/15/2015	NR/Baa3	2,000,000	1,955,720
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,280,027
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,054,542

Diversified Financial Services — 1.79%
[b] Barclays Bank plc, 2.50% due 2/20/2019	A/A2	3,000,000	3,005,238
Citigroup, Inc., 5.00% due 9/15/2014	BBB+/Baa3	3,000,000	3,058,095
[a] CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	4,904,749
General Electric Capital Corp. Floating Rate Note, 1.233% due 3/15/2023	AA+/A1	7,725,000	7,699,044
General Electric Capital Corp. Floating Rate Note, 0.385% due 12/28/2018	AA+/A1	4,850,000	4,680,250
JPMorgan Chase Bank N.A. Floating Rate Note, 0.563% due 6/13/2016	A/A2	16,875,000	16,788,532
[a,b] National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,038,836
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,696,652
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,174,944

			231,300,923

ENERGY — 4.84%
Oil, Gas & Consumable Fuels — 4.84%
[a,b] BG Energy Capital plc, 2.875% due 10/15/2016	A-/A2	5,000,000	5,205,790
[b] BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,065,890
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	6,981,324
[a,b] CNPC General Capital Ltd., 1.45% due 4/16/2016	A+/A1	3,000,000	2,996,994
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,100,485
Energen Corp., 4.625% due 9/1/2021	BBB-/Baa3	10,000,000	9,938,070
[a] Florida Gas Transmission Co. LLC, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,071,594
[a,b] Gazprom, 4.95% due 5/23/2016	BBB/Baa1	4,000,000	4,125,000
[a,b] Gazprom Neft OAO, 6.00% due 11/27/2023	BBB-/Baa2	7,000,000	6,860,000
Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB-/Baa1	4,000,000	3,946,316
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	A+/A1	7,000,000	6,921,824
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	A+/A1	2,000,000	2,129,062
[a] Maritimes & Northeast Pipeline LLC, 7.50% due 5/31/2014	BBB-/Ba1	2,468,400	2,489,265
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A-/A2	50,000	56,709
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,768,750
[a,b] Odebrecht Offshore Drilling Finance Ltd., 6.75% due 10/1/2022	BBB-/Baa3	19,458,000	20,187,675
[b] Petrobras Global Finance B.V. Floating Rate Note, 2.593% due 3/17/2017	BBB-/Baa1	10,400,000	10,439,000
[b] Petroleos Mexicanos Floating Rate Note, 2.257% due 7/18/2018	BBB+/Baa1	10,000,000	10,425,000
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa1	4,000,000	3,880,000
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,121,293
[a,b] Sinopec Capital (2013) Ltd., 1.875% due 4/24/2018	A+/Aa3	20,000,000	19,428,620
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,153,810
[a] Texas Gas Transmission LLC, 4.50% due 2/1/2021	BBB-/Baa1	4,480,000	4,539,069

			143,831,540

FOOD, BEVERAGE & TOBACCO — 1.28%
Beverages — 0.58%
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	3,692,708
[b] Coca Cola HBC Finance BV, 5.50% due 9/17/2015	BBB/Baa1	7,885,000	8,345,594
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,162,500

Food Products — 0.03%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,031,477

Tobacco — 0.67%
[a,b] B.A.T International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,144,560
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	5,847,460
Lorillard Tobacco Co., 3.75% due 5/20/2023	BBB-/Baa2	6,230,000	5,872,155

			38,096,454

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 0.29%
Health Care Providers & Services — 0.29%
Catholic Health Initiatives, 1.60% due 11/1/2017	A+/NR	$1,900,000	$1,862,331
Catholic Health Initiatives, 2.95% due 11/1/2022	A+/A1	7,000,000	6,606,579

			8,468,910

HOTELS RESTAURANTS & LEISURE — 0.06%
Hotels, Restaurants & Leisure — 0.06%
a,b TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	1,900,000	1,922,800

			1,922,800

HOUSEHOLD & PERSONAL PRODUCTS — 0.07%
Household Products — 0.07%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BBB-/Baa3	2,000,000	2,050,994

			2,050,994

INSURANCE — 2.13%
Insurance — 2.13%
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Ba1	2,600,000	2,935,296
Hanover Insurance Group, Inc., 6.375% due 6/15/2021	BBB-/Baa3	2,480,000	2,816,191
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,095,067
[a,b] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	10,000,000	10,288,358
[a] MassMutual Global Funding LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,164,808
[a] MetLife Institutional Funding II, 1.625% due 4/2/2015	AA-/Aa3	5,000,000	5,059,645
[a] Metropolitan Life Global Funding I, 1.70% due 6/29/2015	AA-/Aa3	4,000,000	4,052,720
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB/NR	5,000,000	5,072,120
[a] Principal Life Global Funding II, 1.00% due 12/11/2015	A+/A1	7,000,000	7,006,993
[a] Prudential Covered Trust Co., 2.997% due 9/30/2015	A/Baa1	2,400,000	2,463,566
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,309,250
[a,b] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	7,074,561

			63,338,575

MATERIALS — 3.43%
Chemicals — 0.47%
[a] Incitec Pivot Finance LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	5,011,840
[a,b] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,493,882
RPM International, Inc., 6.125% due 10/15/2019	BBB-/Baa3	4,000,000	4,517,232

Construction Materials — 0.03%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	793,709

Metals & Mining — 2.93%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BBB/Baa2	9,700,000	9,848,740
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	7,000,000	6,526,660
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	9,074,056
[b] ArcelorMittal, 4.25% due 8/5/2015	BB+/Ba1	3,000,000	3,090,000
[b] ArcelorMittal, 10.35% due 6/1/2019	BB+/Ba1	8,089,000	10,242,696
[b] ArcelorMittal, 5.00% due 2/25/2017	BB+/Ba1	3,000,000	3,183,750
[a] Glencore Funding LLC Floating Rate Note, 1.599% due 1/15/2019	BBB/Baa2	15,000,000	14,951,940
[b] Kinross Gold Corp., 3.625% due 9/1/2016	NR/Baa3	7,000,000	7,244,580
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	9,022,132
[a,b] Newcrest Finance Property Ltd., 4.45% due 11/15/2021	BBB-/Baa3	3,500,000	3,133,484
[a,b] Samarco Mineracao S.A., 4.125% due 11/1/2022	BBB-/NR	6,000,000	5,520,000
[a,b] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB/Baa2	5,000,000	5,168,130

			101,822,831

MEDIA — 0.59%
Media — 0.59%
DirecTV Holdings LLC/Financing Co. Inc., 4.45% due 4/1/2024	BBB/Baa2	10,000,000	10,028,210
The Washington Post Co., 7.25% due 2/1/2019	BBB/Baa1	5,000,000	5,854,595
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	222,771
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/NR	1,500,000	1,500,000

			17,605,576

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.10%
Biotechnology — 0.10%
Genzyme Corp., 3.625% due 6/15/2015	AA/A1	$3,000,000	$3,107,223

			3,107,223

REAL ESTATE — 1.65%
Real Estate Investment Trusts — 1.21%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	11,299,930
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,298,028
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,306,681

Real Estate Management & Development — 0.44%
[a,b] Deutsche Annington Finance B.V., 3.20% due 10/2/2017	NR/NR	10,000,000	10,263,820
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB-/Baa2	3,000,000	2,931,627

			49,100,086

RETAILING — 0.86%
Multiline Retail — 0.63%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	18,000,000	18,819,558

Specialty Retail — 0.23%
Advance Auto Parts, Inc., 4.50% due 1/15/2022	BBB-/Baa3	6,400,000	6,638,176

			25,457,734

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.10%
Semiconductors & Semiconductor Equipment — 0.10%
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	2,610,000	3,060,094

			3,060,094

SOFTWARE & SERVICES — 1.86%
Information Technology Services — 1.76%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	8,000,000	8,116,888
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB-/Baa3	12,469,000	13,295,071
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	17,856,052
SAIC, Inc., 4.45% due 12/1/2020	BBB/Baa2	2,000,000	2,018,706
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	11,145,000	10,989,516

Software — 0.10%
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	2,925,000	2,966,237

			55,242,470

TECHNOLOGY HARDWARE & EQUIPMENT — 0.98%
Communications Equipment — 0.49%
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/A3	14,300,000	14,607,064

Computers & Peripherals — 0.49%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/Baa1	2,000,000	2,103,492
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	12,000,000	12,539,256

			29,249,812

TELECOMMUNICATION SERVICES — 3.31%
Diversified Telecommunication Services — 1.79%
AT&T, Inc. Floating Rate Note, 1.144% due 11/27/2018	A-/A3	16,250,000	16,486,908
[a,c] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa2	3,284,541	3,612,995
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	3,726,084
[a,b] Oi S.A., 5.75% due 2/10/2022	BBB-/Baa3	5,000,000	4,787,500
[a,b] Qtel International Finance Ltd., 6.50% due 6/10/2014	A-/A2	900,000	907,110
[a,b] Qtel International Finance Ltd., 3.375% due 10/14/2016	A-/A2	500,000	524,920
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,349,812
[b] Telecom Italia Capital SA, 6.175% due 6/18/2014	BB+/Ba1	1,950,000	1,969,500
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	9,900,000	10,956,647
Verizon Communications, Inc., 2.50% due 9/15/2016	BBB+/Baa1	4,830,000	5,001,320
Verizon Communications, Inc. Floating Rate Note, 1.984% due 9/14/2018	BBB+/Baa1	1,825,000	1,916,606

Wireless Telecommunication Services — 1.52%
[a] Crown Castle Towers LLC, 5.495% due 1/15/2037	NR/A2	8,120,000	8,778,020
[a] Crown Castle Towers LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	5,038,028
[a] Richland Towers, 4.606% due 3/15/2041	NR/NR	2,240,671	2,306,388
[a] SBA Tower Trust, 5.101% due 4/15/2042	NR/A2	2,305,000	2,467,014

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] SBA Tower Trust, 4.254% due 4/15/2040	NR/A2	$14,125,000	$14,599,727
[a] Unison Ground Lease Funding LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,668,339
[a] Unison Ground Lease Funding LLC, 6.392% due 4/15/2040	NR/NR	8,540,000	9,328,891

			98,425,809

TRANSPORTATION — 1.36%
Air Freight & Logistics — 0.11%
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	249,782	256,651
[a] FedEx Corp., 2.625% due 1/15/2018	BBB/A3	3,046,280	3,106,547

Airlines — 0.74%
[a] American Airlines, 4.95% due 7/15/2024	A-/NR	2,723,914	2,921,398
[a,b] BAA Funding Ltd., 2.50% due 6/25/2017	A-/NR	5,000,000	5,060,295
[b,c] Iberbond plc, 4.826% due 12/24/2017	NR/Baa3	1,769,456	1,782,727
US Airways, 6.25% due 10/22/2024	A-/Baa1	6,300,431	7,119,486
[a,b] Virgin Australia, 5.00% due 4/23/2025	NR/Baa2	5,000,000	5,275,000

Road & Rail — 0.51%
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,147,636
[a,b] Asciano Finance Ltd., 3.125% due 9/23/2015	BBB-/Baa2	2,900,000	2,973,489
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB+/Baa2	10,000,000	9,929,500

			40,572,729

UTILITIES — 4.24%
Electric Utilities — 2.65%
Detroit Edison Corporate Senior Note, 5.40% due 8/1/2014	A/Aa3	2,000,000	2,030,330
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	NR/NR	4,900,000	4,875,196
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	9,500,000	10,747,825
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A2	4,300,000	4,728,448
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa1	2,000,000	2,355,166
Entergy Texas, Inc., 3.60% due 6/1/2015	A-/Baa1	3,000,000	3,096,156
[a,b] Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	BBB/Baa1	5,900,000	5,977,172
Idaho Power Corp., 6.025% due 7/15/2018	A-/A1	1,000,000	1,139,613
[a,b] Korea Western Power Co., Ltd., 2.875% due 10/10/2018	A+/A1	10,000,000	10,150,070
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,703,184
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/Baa1	5,000,000	5,113,905
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	4,785,000	5,166,838
MP Environmental, 4.982% due 7/15/2016	AAA/Aaa	366,096	366,572
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB/Baa2	3,000,000	3,255,093
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	13,240,712
[a] Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	3,365,537	3,548,858
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	167,000	197,898

Gas Utilities — 0.38%
[a,b] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,294,916
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,715,000	6,194,271

Independent Power & Renewable Electricity — 0.26%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	7,374,144	7,719,409

Multi-Utilities — 0.95%
[a] Enogex LLC, 6.875% due 7/15/2014	BBB-/Baa3	4,000,000	4,060,336
[a] Enogex LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	3,962,944
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	A+/A1	7,000,000	7,116,536
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A3	10,000,000	11,065,920
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,015,980

			126,123,348

TOTAL CORPORATE BONDS (Cost $1,345,659,572)			1,375,858,215

CONVERTIBLE BONDS — 0.65%
REAL ESTATE — 0.65%
Real Estate Investment Trusts — 0.65%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	19,251,750

			19,251,750

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			19,251,750

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MUNICIPAL BONDS — 5.39%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A3	$5,000,000	$5,520,850
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	AA-/A1	1,840,000	1,833,210
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re)	AA-/A1	3,270,000	3,304,335
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,335,749
California Health Facilities Financing Authority, 6.76% due 2/1/2019	A/NR	3,905,000	4,289,057
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,154,000
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,313,105
Camden County New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	3,237,052
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	3,955,000	3,957,887
City of North Little Rock Arkansas, 3.562% due 7/1/2022 (Insured: AGM)	AA/NR	8,185,000	7,901,308
City of Riverside California, 5.61% due 8/1/2017	A/Aa2	2,000,000	2,201,580
City of Wilkes-Barre Pennsylvania GO, 4.82% due 11/15/2014 (Insured: AMBAC)	NR/NR	425,000	434,448
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	2,875,000	2,900,357
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	2,888,220
Florida Hurricane Catastrophe Fund Finance Corp., 1.298% due 7/1/2016 (Reimbursement Contracts for Covered Event Losses)	AA-/Aa3	7,500,000	7,578,075
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,113,880
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,454,008
Illinois Finance Authority, 5.629% due 7/1/2016 (Insured: Syncora)	AA-/NR	1,100,000	1,133,187
JobsOhio Beverage System, 2.217% due 1/1/2019	AA/A2	11,245,000	10,989,401
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky State Medical Insurance and Teachers’ Retirement System Obligations)	A+/Aa3	3,000,000	2,915,550
Los Angeles California Municipal Improvement Corp., 6.165% due 11/1/2020	A+/A3	10,000,000	10,869,900
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	AA/A1	3,000,000	3,322,590
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	AA/A3	890,000	888,371
Maine Finance Authority, 4.55% due 10/1/2014	A/NR	365,000	370,490
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	8,550,000	8,623,017
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,361,390
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa1	625,000	652,923
New York City Transitional Finance Authority, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,676,900
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,647,804
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	6,705,000	6,771,514
Orleans Parish School Board Louisiana GO, 4.40% due 2/1/2021 (Insured: AGM)	AA/A2	10,000,000	10,361,700
Port St. Lucie Florida, 4.457% due 9/1/2014 (Wyndcrest)	A/A1	1,470,000	1,487,184
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,075,000	2,040,783
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	AA-/Aa3	3,485,000	3,419,099
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	AA-/Aa3	1,500,000	1,462,965
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	1,665,000	1,710,488
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/Ba1	6,500,000	7,176,975
San Jose California Redevelopment Agency, 4.281% due 8/1/2014	A/Ba1	750,000	758,400
Tampa-Hillsborough County Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A3	2,000,000	1,988,700
Tampa-Hillsborough County Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A3	2,500,000	2,432,500
Tampa-Hillsborough County Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A3	1,750,000	1,693,265
Town of Victor, New York, 9.20% due 5/1/2014	NR/NR	255,000	255,352
Wallenpaupack Pennsylvania Area School District GO, 3.80% due 9/1/2019 (State Aid Withholding)	AA/NR	3,000,000	3,003,750
Wallenpaupack Pennsylvania Area School District GO, 4.00% due 9/1/2020 (State Aid Withholding)	AA/NR	2,750,000	2,741,695
Wisconsin State Health & Educational Facilities Authority, 7.08% due 6/1/2016 (Richland Hospital, Inc.; Insured: ACA)	NR/NR	945,000	931,590
Yuba California Levee Financing Authority, 6.375% due 9/1/2021	AA/NR	1,000,000	1,061,320

TOTAL MUNICIPAL BONDS (Cost $155,858,790)			160,165,924

OTHER SECURITIES — 0.67%
LOAN PARTICIPATIONS — 0.67%
Freeport-McMoRan Copper & Gold, Inc., 1.00% due 2/11/2018	NR/NR	20,000,000	19,845,000

TOTAL OTHER SECURITIES (Cost $19,904,500)			19,845,000

SHORT TERM INVESTMENTS — 8.16%
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014 due 4/1/2014, repurchase price $88,000,587 collateralized by 34 U.S. Government debt securities and 28 corporate debt securities, having an average coupon of 4.18%, a minimum credit rating of BBB-, maturity dates from 12/1/2015 to 3/4/2044, and having an aggregate market value of $92,735,910 at 3/31/2014	NR/NR	88,000,000	88,000,000
Lowe’s Companies, Inc., 0.17% due 4/1/2014	NR/NR	24,000,000	24,000,000
Lowe’s Companies, Inc., 0.18% due 4/3/2014	NR/NR	45,987,000	45,986,540
Volkswagen Credit, Inc., 0.16% due 4/1/2014	NR/NR	50,000,000	50,000,000

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2014 (Unaudited)

Volkswagen Credit, Inc., 0.18% due 4/1/2014	NR/NR	$25,000,000	$25,000,000
Volkswagen Credit, Inc., 0.19% due 4/1/2014	NR/NR	9,500,000	9,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $242,486,540)			242,486,540

TOTAL INVESTMENTS — 98.31% (Cost $2,896,171,652)			$2,922,756,897
OTHER ASSETS LESS LIABILITIES — 1.69%			50,380,504

NET ASSETS — 100.00%			$2,973,137,401

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the aggregate value of these securities in the Fund’s portfolio was $1,278,440,198, representing 43.0% of the Fund’s net assets.
b	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
FCB	Farm Credit Bank

FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

22    Certified Semi-Annual Report

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This page is not part of the Semi-Annual Report    23

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $276,435,112 and $2,896,171,652) (Note 2)	$278,611,452	$2,922,756,897
Cash	10,571,829	30,945,126
Receivable for investments sold	—	29,685,966
Receivable for fund shares sold	503,130	11,818,379
Interest receivable	1,257,062	20,010,315
Prepaid expenses and other assets	64,084	72,781

Total Assets	291,007,557	3,015,289,464

LIABILITIES
Payable for investments purchased	—	34,395,479
Payable for fund shares redeemed	1,080,729	4,862,460
Payable to investment advisor and other affiliates (Note 3)	173,615	1,652,528
Accounts payable and accrued expenses	—	412,645
Dividends payable	149,285	828,951

Total Liabilities	1,403,629	42,152,063

NET ASSETS	$289,603,928	$2,973,137,401

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(781,809)	$(1,256,676)
Net unrealized appreciation on investments	2,176,340	26,585,245
Accumulated net realized gain (loss)	(5,853,800)	14,954,550
Net capital paid in on shares of beneficial interest	294,063,197	2,932,854,282

	$289,603,928	$2,973,137,401

24    Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($145,945,642 and $922,032,756 applicable to 10,983,888 and 68,721,542 shares of beneficial interest outstanding - Note 4)	$13.29	$13.42
Maximum sales charge, 1.50% of offering price	0.20	0.20

Maximum offering price per share	$13.49	$13.62

Class B Shares:
Net asset value per share* ($1,146,315 applicable to 86,469 shares of beneficial interest outstanding - Note 4)	$13.26	$—

Class C Shares:
Net asset value and offering price per share* ($59,382,976 and $593,388,683 applicable to 4,442,176 and 44,297,935 shares of beneficial interest outstanding - Note 4)	$13.37	$13.40

Class I Shares:
Net asset value, offering and redemption price per share ($67,178,730 and $1,338,004,329 applicable to 5,055,913 and 99,707,152 shares of beneficial interest outstanding - Note 4)	$13.29	$13.42

Class R3 Shares:
Net asset value, offering and redemption price per share ($15,055,228 and $107,545,315 applicable to 1,132,343 and 8,009,699 shares of beneficial interest outstanding - Note 4)	$13.30	$13.43

Class R4 Shares:
Net asset value, offering and redemption price per share ($15,226 and $15,299 applicable to 1,146 and 1,140 shares of beneficial interest outstanding - Note 4)	$13.28	$13.41

Class R5 Shares:
Net asset value, offering and redemption price per share ($879,811 and $12,151,019 applicable to 66,216 and 905,612 shares of beneficial interest outstanding - Note 4)	$13.29	$13.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    25

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2014 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME
Interest income (net of premium amortized of $561,556 and $4,568,413 and net of paydown losses of $1,150,485 and $1,218,561, respectively)	$3,357,428	$46,616,706

EXPENSES
Investment advisory fees (Note 3)	562,457	5,562,763
Administration fees (Note 3)
Class A Shares	92,673	597,178
Class B Shares	712	—
Class C Shares	41,399	379,222
Class I Shares	17,071	322,026
Class R3 Shares	9,477	60,642
Class R4 Shares	3	3
Class R5 Shares	218	2,588
Distribution and service fees (Note 3)
Class A Shares	185,345	1,194,356
Class B Shares	5,662	—
Class C Shares	164,890	1,515,220
Class R3 Shares	37,928	242,874
Class R4 Shares	6	6
Transfer agent fees
Class A Shares	67,155	460,350
Class B Shares	2,838	—
Class C Shares	34,410	236,840
Class I Shares	21,531	379,290
Class R3 Shares	9,347	35,555
Class R4 Shares	320	351
Class R5 Shares	1,118	2,822
Registration and filing fees
Class A Shares	36,214	43,624
Class B Shares	7,994	—
Class C Shares	9,290	18,461
Class I Shares	11,863	44,663
Class R3 Shares	8,836	9,995
Class R4 Shares	1,710	1,710
Class R5 Shares	10,693	11,670
Custodian fees (Note 3)	42,525	152,324
Professional fees	19,778	36,995
Accounting fees	5,450	50,910
Trustee fees	6,871	52,585
Other expenses	18,191	145,107

Total Expenses	1,433,975	11,560,130
Less:
Expenses reimbursed by investment advisor (Note 3)	(61,212)	(71,101)
Fees paid indirectly (Note 3)	(1,130)	(1,954)

Net Expenses	1,371,633	11,487,075

Net Investment Income	$1,985,795	$35,129,631

26    Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2014 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$(211,144)	$17,578,881
Net change in unrealized appreciation (depreciation) of investments	(820,529)	7,386,847
Net Realized and Unrealized Gain (Loss)	(1,031,673)	24,965,728

Net Increase in Net Assets Resulting from Operations	$954,122	$60,095,359

See notes to financial statements.

Certified Semi-Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2014*	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,985,795	$5,697,395
Net realized gain (loss) on investments	(211,144)	626,725
Net unrealized appreciation (depreciation) on investments	(820,529)	(11,595,653)

Net Increase (Decrease) in Net Assets Resulting from Operations	954,122	(5,271,533)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,340,406)	(4,531,628)
Class B Shares	(2,209)	(24,774)
Class C Shares	(505,134)	(1,885,254)
Class I Shares	(737,706)	(2,383,641)
Class R3 Shares	(133,030)	(347,980)
Class R4 Shares	(63)	—
Class R5 Shares	(9,093)	(7,818)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(12,380,839)	(48,398,759)
Class B Shares	(231,172)	(1,982,954)
Class C Shares	(14,119,282)	(25,554,347)
Class I Shares	(6,064,112)	(21,174,045)
Class R3 Shares	(207,363)	446,203
Class R4 Shares	15,313	—
Class R5 Shares	3,324	589,772

Net Decrease in Net Assets	(34,757,650)	(110,526,758)

NET ASSETS
Beginning of Period	324,361,578	434,888,336

End of Period	$289,603,928	$324,361,578

Distribution in excess of net investment income	$(781,809)	$(39,963)

*	Unaudited.

See notes to financial statements.

28    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2014*	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$35,129,631	$72,638,282
Net realized gain (loss) on investments	17,578,881	28,225,169
Net unrealized appreciation (depreciation) on investments	7,386,847	(83,862,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	60,095,359	17,000,707

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(10,998,636)	(27,240,915)
Class C Shares	(6,299,273)	(14,464,450)
Class I Shares	(17,211,395)	(32,980,072)
Class R3 Shares	(1,072,481)	(1,861,254)
Class R4 Shares	(55)	—
Class R5 Shares	(131,437)	(125,608)

From realized gains
Class A Shares	(8,162,458)	(4,830,257)
Class C Shares	(5,067,874)	(2,753,549)
Class I Shares	(10,507,616)	(4,644,607)
Class R3 Shares	(758,459)	(328,154)
Class R4 Shares	—	—
Class R5 Shares	(61,655)	(7,863)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(107,268,392)	6,646,964
Class C Shares	(39,491,799)	44,122,175
Class I Shares	77,374,589	276,724,852
Class R3 Shares	25,932,400	10,072,568
Class R4 Shares	15,305	—
Class R5 Shares	3,942,921	6,994,597

Net Increase (Decrease) in Net Assets	(39,670,956)	272,325,134

NET ASSETS
Beginning of Period	3,012,808,357	2,740,483,223

End of Period	$2,973,137,401	$3,012,808,357

Distribution in excess of net investment income	$(1,256,676)	$(673,030)

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), collectively the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. The Income Fund currently offers six classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Funds represents an interest in the respective portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without sales charge, but bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Funds’ Trustees of the Trust (the “Trustees”) have authorized employees of the Funds’ investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Funds’ investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees. In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Funds are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Funds, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Funds may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

30    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

Valuation Measurements: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Account Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable valuation inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The inputs or methodologies used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Funds’ investments. These inputs are summarized according to the three-level hierarchy listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Funds’ own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s net investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2014
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$35,134,022	$35,134,022	$—	$—
U.S. Government Agencies	55,181,044	—	52,743,079	2,437,965
Mortgage Backed	174,296,386	—	174,296,386	—
Short Term Investments	14,000,000	—	14,000,000	—

Total Investments in Securities	$278,611,452	$35,134,022	$241,039,465	$2,437,965

(a)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), a portfolio security characterized as a Level 3 investment representing $2,437,965 market value in U.S. Government Agencies was fair valued by the Committee based upon current market prices/yields of comparable securities.

Certified Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2014 is as follows:

	U.S. & Other Government	Total(d)
Beginning Balance 9/30/2013	$2,604,074	$2,604,074
Accrued Discounts (Premiums)	1,585	1,585
Net Realized Gain (Loss)(a)	979	979
Gross Purchases	—	—
Gross Sales	(83,995)	(83,995)
Net Change in Unrealized
Appreciation (Depreciation)(b)	(84,678)	(84,678)
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 3/31/2014	$2,437,965	$2,437,965

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.
(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.84% of total Net Assets at the six months ended March 31, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s net investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At March 31, 2014
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$36,700,461	$36,700,461	$—	$—
U.S. Government Agencies	283,290,163	—	277,770,361	5,519,802
Other Government	95,560,269	—	81,527,311	14,032,958
Mortgage Backed	219,539,321	—	219,539,321	—
Asset Backed Securities	470,059,254	—	442,941,832	27,117,422
Corporate Bonds	1,375,858,215	—	1,370,462,493	5,395,722
Convertible Bonds	19,251,750	—	19,251,750	—
Municipal Bonds	160,165,924	—	160,165,924	—
Other Securities	19,845,000	—	19,845,000	—
Short Term Investments	242,486,540	—	242,486,540	—

Total Investments in Securities	$2,922,756,897	$36,700,461	$2,833,990,532	$52,065,904

(a)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2014. Portfolio securities characterized as Level 3 investments representing $5,519,802 market value in U.S. Government Agencies were fair valued by the Committee based upon current market prices/yields of comparable securities.

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2014.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2014 is as follows:

	Asset Backed Securities	Corporate Bonds	U.S. & Other Government	Total(d)
Beginning Balance 9/30/2013	$17,301,500	$7,169,575	$46,112,272	$70,583,347
Accrued Discounts (Premiums)	11,969	6,477	(16,656)	1,790
Net Realized Gain (Loss)(a)	36,608	24,676	1,000	62,284
Gross Purchases	9,899,999	—	—	9,899,999
Gross Sales	(360,250)	(1,735,048)	(640,997)	(2,736,295)
Net Change in Unrealized Appreciation (Depreciation)(b)	227,596	(69,958)	(99,495)	58,143
Transfers into Level 3(c)	—	—	—	—
Transfers out of Level 3(c)	—	—	(25,803,364)	(25,803,364)

Ending Balance 3/31/2014	$27,117,422	$5,395,722	$19,552,760	$52,065,904

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.
(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 1.75% of total Net Assets at the six months ended March 31, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Funds that they earned net commissions aggregating $4 from the sale of Class A shares of the Government Fund and refunded $815 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $1,886 and $27,468 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, Class R3 and Class R4 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $18,078 for the Class A shares, $6,498 for the Class B shares, $23,597 for the Class R3 shares, $2,026 for the Class R4 shares, and $11,013 for the Class R5 shares of the Government Fund and $65,582 for the Class R3 shares, $2,056 for the Class R4 shares, and $3,463 for the Class R5 shares of the Income Fund.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2014, fees paid indirectly were $1,130 for the Government Fund and $1,954 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,146,261	$15,296,262	3,744,649	$51,296,981
Shares issued to shareholders in reinvestment of dividends	74,120	987,728	262,627	3,580,624
Shares repurchased	(2,150,641)	(28,664,829)	(7,590,101)	(103,276,364)

Net increase (decrease)	(930,260)	$(12,380,839)	(3,582,825)	$(48,398,759)

Class B Shares
Shares sold	18,097	$240,366	30,862	$424,973
Shares issued to shareholders in reinvestment of dividends	162	2,146	1,752	23,978
Shares repurchased	(35,613)	(473,684)	(178,491)	(2,431,905)

Net increase (decrease)	(17,354)	$(231,172)	(145,877)	$(1,982,954)

Class C Shares
Shares sold	209,613	$2,813,383	1,186,290	$16,337,002
Shares issued to shareholders in reinvestment of dividends	32,487	435,555	114,069	1,565,457
Shares repurchased	(1,294,503)	(17,368,220)	(3,178,713)	(43,456,806)

Net increase (decrease)	(1,052,403)	$(14,119,282)	(1,878,354)	$(25,554,347)

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

GOVERNMENT FUND (CONTINUED)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	853,887	$11,385,027	2,977,369	$40,549,972
Shares issued to shareholders in reinvestment of dividends	46,822	623,976	138,069	1,880,884
Shares repurchased	(1,355,553)	(18,073,115)	(4,685,090)	(63,604,901)

Net increase (decrease)	(454,844)	$(6,064,112)	(1,569,652)	$(21,174,045)

Class R3 Shares
Shares sold	192,790	$2,573,396	547,714	$7,478,100
Shares issued to shareholders in reinvestment of dividends	9,262	123,513	24,107	328,636
Shares repurchased	(217,565)	(2,904,272)	(540,789)	(7,360,533)

Net increase (decrease)	(15,513)	$(207,363)	31,032	$446,203

Class R4 Shares*
Shares sold	1,141	$15,250	—	$—
Shares issued to shareholders in reinvestment of dividends	5	63	—	—
Shares repurchased	—	—	—	—

Net increase (decrease)	1,146	$15,313	—	$—

Class R5 Shares
Shares sold	2,521	$33,558	58,893	$787,254
Shares issued to shareholders in reinvestment of dividends	682	9,088	576	7,824
Shares repurchased	(2,945)	(39,322)	(15,074)	(205,306)

Net increase (decrease)	258	$3,324	44,395	$589,772

*	Effective date for this share Class was February 1, 2014.

INCOME FUND

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,224,733	$123,610,367	37,040,545	$506,158,188
Shares issued to shareholders in reinvestment of dividends	1,297,472	17,363,233	2,050,915	27,969,306
Shares repurchased	(18,552,535)	(248,241,992)	(38,779,444)	(527,480,530)

Net increase (decrease)	(8,030,330)	$(107,268,392)	312,016	$6,646,964

Class C Shares
Shares sold	3,649,011	$48,802,236	15,246,681	$208,208,645
Shares issued to shareholders in reinvestment of dividends	746,239	9,971,285	1,069,512	14,558,205
Shares repurchased	(7,349,705)	(98,265,320)	(13,169,974)	(178,644,675)

Net increase (decrease)	(2,954,455)	$(39,491,799)	3,146,219	$44,122,175

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

INCOME FUND (CONTINUED)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	25,023,793	$335,343,614	54,510,358	$743,141,237
Shares issued to shareholders in reinvestment of dividends	1,770,006	23,694,611	2,278,660	31,052,491
Shares repurchased	(21,020,247)	(281,663,636)	(36,614,391)	(497,468,876)

Net increase (decrease)	5,773,552	$77,374,589	20,174,627	$276,724,852

Class R3 Shares
Shares sold	3,410,615	$45,745,110	3,482,197	$47,470,330
Shares issued to shareholders in reinvestment of dividends	131,685	1,763,720	155,223	2,117,877
Shares repurchased	(1,609,261)	(21,576,430)	(2,903,508)	(39,515,639)

Net increase (decrease)	1,933,039	$25,932,400	733,912	$10,072,568

Class R4 Shares*
Shares sold	1,136	$15,250	—	$—
Shares issued to shareholders in reinvestment of dividends	4	55	—	—
Shares repurchased	—	—	—	—

Net increase (decrease)	1,140	$15,305	—	$—

Class R5 Shares
Shares sold	495,529	$6,606,676	594,497	$8,102,764
Shares issued to shareholders in reinvestment of dividends	14,326	191,814	9,774	132,548
Shares repurchased	(212,747)	(2,855,569)	(92,096)	(1,240,715)

Net increase (decrease)	297,108	$3,942,921	512,175	$6,994,597

*	Effective date for this share Class was February 1, 2014.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $11,111,611 and $25,336,782, respectively, while the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $420,419,700 and $584,875,240, respectively.

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$276,435,112	$2,896,171,652

Gross unrealized appreciation on a tax basis	$5,579,464	$55,768,115
Gross unrealized depreciation on a tax basis	(3,403,124)	(29,182,870)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,176,340	$26,585,245

At March 31, 2014, the U.S. Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $2,175,318. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the U.S. Government Fund had cumulative tax basis capital losses of $3,343,873, (of which $1,911,949 is short-term and $1,431,924 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occured in years prior to October 1, 2011, which may expire prior to utilization.

Capital loss carryforwards that occurred prior to October 1, 2011, expire as follows:

2018	$17,316
2019	106,151

$123,467

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

38    Certified Semi-Annual Report

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Certified Semi-Annual Report    39

Financial Highlights

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)	$13.36	0.09	(0.04)	0.05	(0.12)	—	(0.12)	$13.29	1.31	(d)	0.93	(d)	0.93	(d)	0.95	(d)	0.39	3.91	$145,946
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
2009(b)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21	39.42	$142,872
Class B Shares
2014(c)	$13.33	(0.01)	(0.03)	(0.04)	(0.03)	—	(0.03)	$13.26	(0.09	)(d)	2.32	(d)	2.32	(d)	3.46	(d)	(0.31)	3.91	$1,146
2013	$13.83	0.01	(0.39)	(0.38)	(0.12)	—	(0.12)	$13.33	0.07		2.29		2.29		2.57		(2.75)	12.18	$1,384
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08	39.42	$5,950
Class C Shares
2014(c)	$13.45	0.07	(0.05)	0.02	(0.10)	—	(0.10)	$13.37	1.04	(d)	1.19	(d)	1.19	(d)	1.19	(d)	0.18	3.91	$59,383
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97	39.42	$80,039
Class I Shares
2014(c)	$13.36	0.11	(0.04)	0.07	(0.14)	—	(0.14)	$13.29	1.66	(d)	0.58	(d)	0.58	(d)	0.58	(d)	0.56	3.91	$67,179
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51	39.42	$24,887
Class R3 Shares
2014(c)	$13.37	0.08	(0.03)	0.05	(0.12)	—	(0.12)	$13.30	1.25	(d)	0.99	(d)	0.99	(d)	1.30	(d)	0.36	3.91	$15,055
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15	39.42	$7,625
Class R4 Shares
2014(c)(e)	$13.36	0.04	(0.06)	(0.02)	(0.06)	—	(0.06)	$13.28	1.93	(d)	0.98	(d)	0.98	(d)	87.66	(d)(f)	(0.17)	3.91	$15
Class R5 Shares
2014(c)	$13.36	0.11	(0.04)	0.07	(0.14)	—	(0.14)	$13.29	1.58	(d)	0.67	(d)	0.67	(d)	3.20	(d)	0.52	3.91	$880
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(f)	(1.09)	12.18	$881
2012(g)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(d)	0.68	(d)	0.67	(d)	44.86	(d)(f)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this Class of shares was February 1, 2014.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate. (g) Effective date of this Class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

40 Certified Semi-Annual Report	Certified Semi-Annual Report 41

Financial Highlights

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)	$13.42	0.15	0.11	0.26	(0.15)	(0.11)	(0.26)	$13.42	2.27	(d)	0.89	(d)	0.89	(d)	0.89	(d)	1.99	18.39	$922,033
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
2009(b)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
Class C Shares
2014(c)	$13.39	0.14	0.12	0.26	(0.14)	(0.11)	(0.25)	$13.40	2.04	(d)	1.11	(d)	1.11	(d)	1.11	(d)	1.95	18.39	$593,389
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
Class I Shares
2014(c)	$13.42	0.18	0.11	0.29	(0.18)	(0.11)	(0.29)	$13.42	2.63	(d)	0.52	(d)	0.52	(d)	0.52	(d)	2.17	18.39	$1,338,004
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
Class R3 Shares
2014(c)	$13.43	0.14	0.12	0.26	(0.15)	(0.11)	(0.26)	$13.43	2.16	(d)	0.99	(d)	0.99	(d)	1.13	(d)	1.93	18.39	$107,545
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
Class R4 Shares
2014(c)(e)	$13.42	0.05	0.10	0.15	(0.05)	(0.11)	(0.16)	$13.41	2.23	(d)	0.98	(d)	0.98	(d)	88.73	(d)(g)	0.29	18.39	$15
Class R5 Shares
2014(c)	$13.42	0.17	0.11	0.28	(0.17)	(0.11)	(0.28)	$13.42	2.49	(d)	0.67	(d)	0.67	(d)	0.74	(d)	2.10	18.39	$12,151
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(f)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(g)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return. (c) Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this Class of shares was February 1, 2014. (f) Effective date of this Class of shares was May 1, 2012.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

42 Certified Semi-Annual Report	Certified Semi-Annual Report 43

EXPENSE EXAMPLES

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses paid During period† 10/1/13–3/31/14
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,003.90	$4.63
Hypothetical*	$1,000.00	$1,020.31	$4.66
Class B Shares
Actual	$1,000.00	$996.90	$11.53
Hypothetical*	$1,000.00	$1,013.39	$11.62
Class C Shares
Actual	$1,000.00	$1,001.80	$5.94
Hypothetical*	$1,000.00	$1,018.99	$6.00
Class I Shares
Actual	$1,000.00	$1,005.60	$2.92
Hypothetical*	$1,000.00	$1,022.02	$2.94
Class R3 Shares
Actual	$1,000.00	$1,003.60	$4.95
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R4 Shares
Actual	$1,000.00	$998.30	$4.88
Hypothetical*	$1,000.00	$1,020.04	$4.94
Class R5 Shares
Actual	$1,000.00	$1,005.20	$3.34
Hypothetical*	$1,000.00	$1,021.60	$3.37

Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,019.90	$4.46
Hypothetical*	$1,000.00	$1,020.51	$4.46
Class C Shares
Actual	$1,000.00	$1,019.50	$5.61
Hypothetical*	$1,000.00	$1,019.38	$5.61
Class I Shares
Actual	$1,000.00	$1,021.70	$2.63
Hypothetical*	$1,000.00	$1,022.33	$2.63
Class R3 Shares
Actual	$1,000.00	$1,019.30	$4.98
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R4 Shares
Actual	$1,000.00	$1,002.90	$4.90
Hypothetical*	$1,000.00	$1,020.03	$4.95
Class R5 Shares
Actual	$1,000.00	$1,021.00	$3.37
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.93%; B: 2.31%; C: 1.19%; I: 0.58%; R3: 0.99% R4: 0.98% R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.89%; C:1.11%; I: 0.52%; R3: 0.99%; R4: 0.98%; R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

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OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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48    This page is not part of the Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Thornburg
INVESTMENT MANAGEMENT

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Investment Advisor:
Thornburg Investment Management®
800.847.0200

Distributor:
Thornburg Securities Corporation®
800.847.0200

TH174

Thornburg Strategic Income Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg

INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Glossary

Barclays U.S. High Yield Bond Index – This index represents a universe of fixed-rate, non-investment grade debt.

Blended Index – The Blended Index is composed of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly. The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Portfolio Manager

Jason Brady, CFA

Objectives and Strategies

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

Harvesting a Sustainable Yield

Many investors are in need of significant income and typically turn to “high-yield” funds to find notable dividends. But the simple measure of yield is potentially misleading. At Thornburg Investment Management, we believe we have developed a better income-generation mousetrap in the form of the Strategic Income Fund, which has a goal of high income, without having to resort solely to the below-investment-grade segment of the taxable fixed income universe.

The idea behind this fund is that high yield, in the context of a fund type, represents not an investment goal, but merely a type of asset. Why? Most taxable high-yield funds are solely focused on below-investment-grade corporate bonds. We believe this focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in a variety of investment climates. Keep in mind that below-investment-grade corporate bonds represent less than 2% of the total taxable investment universe. There is simply no compelling reason to ignore vast swathes of income-producing markets merely because they do not have a very low credit quality! In fact, quite the opposite is true. By sifting through the available choices across many sub-asset classes, we seek to generate an interesting income stream from a variety of different sources. We believe this diversification is likely to lead to a more stable fund with a robust yield.

This is the reason the Thornburg Strategic Income Fund has a much broader purview than a typical high-yield fund. The Fund may invest in corporate bonds (both investment-grade and high-yield), asset-backed securities, mortgages, non-U.S. dollar securities, emerging-markets bonds, convertible securities, and more.

The Fund typically has a smaller allocation to equity securities. As such, the occasional “bond-like” equity, which typically exhibits little growth but relatively strong income generation, can be attractive. While adding equities to what is primarily a bond fund can add volatility, which we work hard to mitigate, we simply can find no good reason to ignore an asset class that can serve as another source of income for the Fund. Thornburg Investment Management seeks to go where the value is, regardless of the asset classes in which we invest.

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30-Day Yields, A Shares

As of March 31, 2014

SEC Yield	5.41%
Annualized Distribution Yield	4.11%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 5.40% and the Annualized Distribution Yield would have been 4.10%.

Key Portfolio Attributes

As of March 31, 2014

Fixed Income Statistics

Weighted Average Coupon	5.7%
Effective Duration	3.1 Yrs
Average Maturity	5.6 Yrs
Bond Holdings	259

Equity Statistics

Portfolio P/E (12-mo. trailing)	7.36
Median Market Cap	$2.9 B
Equity & Pref. Equity Holdings	21

Credit Quality Summary

As of March 31, 2014

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. Charts may not add to 100% due to rounding.

Portfolio Composition

As of March 31, 2014

May not add up to 100% due to rounding.

Average Annual Total Returns

For Periods Ended March 31, 2014

A Shares (Incep: 12/19/07)	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Without sales charge	5.21%	7.22%	13.95%	8.20%
With sales charge	0.44%	5.60%	12.90%	7.41%
Barclays U.S. Universal Index	0.51%	4.23%	5.74%	5.06%
Blended Index	3.57%	5.19%	7.60%	4.79%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.27%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, resulting in a net expense ratio of 1.25%. For more detailed information, please see the fund’s prospectus.

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2014 Certified Semi-Annual Report

Thornburg Strategic Income Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 24, 2014

Dear Fellow Shareholder:

We are happy to present the Thornburg Strategic Income Fund semi-annual report for the period ended March 31, 2014. The net asset value (NAV) of the Fund’s Class A share declined $0.03 to $12.16 over the past half-year. If you were invested for the entire period, you received dividends of 29.3 cents per share. If you reinvested your dividends, you received 29.5 cents per share. Please examine the accompanying exhibits for more detailed information.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 4.48% (at NAV) over the six-month period. The Blended Index of 80% of the Barclays U.S. Aggregate Bond Index and 20% of the MSCI World Index produced a 3.25% total return over the same time period. The Barclays U.S. Universal Index and the Barclays U.S. High Yield Index generated a 2.18% and a 6.67% total return, respectively. These indices reflect no deduction for fees, expenses, or taxes.

The portfolio has continued to perform well, but that comes in a market of rising values among nearly every asset. A few rocky moments in recent years – notably the second half of 2011 and the middle of 2012 for credit, and the middle of 2013 for rate-sensitive products – provided good tests of our strategy over the short-term. But the quick return to “risk on” behavior means those testing moments have been fleeting. As we noted in our last letter, yields on “high-yield” bonds are hardly high at about 5%. Strategists have stopped discussing bond yields and spreads in terms of long-term averages, and instead are reduced to comparing today’s opportunity set to the pre-crisis lows in yields and spreads. They do so applying the following circular logic: because default rates are low, spreads and yields are reasonable, and the low cost of funding further encourages a low default rate. We note, however, that default rates were quite low toward the end of 2007 and into 2008, while any sale at that time of credit-sensitive instruments was a good sale. It is against today’s backdrop of high prices that we have pulled back from riskier assets within the Fund and moved our level of cash somewhat higher.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.27%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, resulting in a net expense ratio of 1.25%. For more detailed information, please see the fund’s prospectus.

As for rate volatility, the continual failure of developed markets to generate so-called “above trend” growth has led to a subdued follow-through on last year’s notable rise in the back end of the yield curve. However, with the U.S. Federal Reserve (the Fed) apparently committed to exiting quantitative easing, it seems likely the market will continue struggling to find the clearing level for many types of rate products. Inflation has been falling, generally, which leads us to conclude that near-term risks of significantly higher rates are low. Yet the Fed seems too attached to the idea that the economy is undergoing a cyclical challenge, which may lead it to underestimate the employment rate that might stimulate wage inflation. Investors should be prepared, as always, for a much wider array of potential outcomes than the market is currently pricing.

We are in the fortunate position of not having to slavishly mimic a particular index in either rate or credit exposure, and as a result can continue to position the portfolio to take advantage of the best risk/reward tradeoff over a longer time horizon. The good news is that when yields are low and prices are high, the opportunity cost of holding a bit more cash or slightly shorter-term securities is correspondingly low. While we may “underperform” in a market that continues to trade to ever-higher prices, we are comfortable with our relative shedding of risk. We believe our job is to be good stewards of capital across market cycles. This is not to say the Fund has no risk, or that it will not trade to lower prices in a downturn stemming from either credit or rates. The fact of the matter is that when prices go up dramatically, we’re supposed to like risk less. As such, we are playing our cards close to the vest.

With regard to interest rate risk and the recent enthusiasm over so-called unconstrained bond funds touting “negative duration,” a few points are pertinent. Simply put, duration is a change in the price of a bond or a portfolio, given a change in the yield of that bond or portfolio. Yet many investors equate duration more to exposure to changes in U.S. Treasury rates. Given the move in the long end of the Treasury yield curve over the course of 2013, and the still historically minuscule rates on offer, investors are scrambling for strategies that are not exposed to significant price losses if rates on these high-quality bonds continue to rise. We note, however, that the U.S. Treasury market, while very large, is less than one-tenth of the overall global bond market. Furthermore, prices of the rest – more than 90% of that global bond market – are not perfectly correlated to U.S. Treasury prices.

Certified Semi-Annual Report    7

Letter to Shareholders, Continued

As a result, while the Thornburg Strategic Income Fund’s duration was 3.1 years at the end of March 2014 (a figure that didn’t change dramatically over the course of the year), the previous year’s results indicate a very low correlation to changes in U.S. Treasury prices. Indeed, the Fund’s performance was solidly positive (again, returning 4.48%, Class A shares at NAV), while the Barclays U.S. Universal Index (made up primarily of very high-quality bonds) was up 2.18%. We hope investors review our results over the past several years. Our flexible, global mandate has enabled us to find value in a market for income that is broad, deep and varied, without resorting to complex and opaque strategies.

Our management of the Fund will remain opportunistic, with an eye toward current income and long-term value accretion for our shareholders. While we have high hopes for our particular investments, we believe high market prices mean investors can no longer expect an interesting return if they allocate blindly to a broad income producing asset class, such as bank loans, high-yield bonds, or non-agency mortgages. Still, we expect income-producing assets will remain in high demand, and we are happy to be in a position to provide that income. The Fund seeks sustainable income from a wide variety of sources, which should be a source of strength and total return over time. In short, selectively investing in a broad range of interesting, income-producing global assets has so far served our shareholders well.

Thank you very much for investing alongside us in the Thornburg Strategic Income Fund.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager
Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Semi-Annual Report

Schedule of Investments

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

Summary of Industry Exposure

As of 3/31/14

Energy	10.3%
Diversified Financials	7.3%
Telecommunication Services	6.2%
Banks	5.6%
Materials	4.7%
Transportation	4.2%
Capital Goods	3.2%
Utilities	3.0%
Food, Beverage & Tobacco	2.6%
Real Estate	2.3%
Miscellaneous	2.2%
Consumer Services	2.0%
Commercial & Professional Services	1.9%
Media	1.6%
Pharmaceuticals, Biotechnology & Life Sciences	1.6%
Software & Services	1.5%
Health Care Equipment & Services	1.3%
Insurance	1.1%
Retailing	1.1%
Food & Staples Retailing	0.7%
Commercial Services & Supplies	0.5%
Consumer Durables & Apparel	0.5%
Technology Hardware & Equipment	0.3%
Semiconductors & Semiconductor Equipment	0.2%

OTHER NON-CLASSIFIED SECURITIES:
Asset Backed Securities	12.4%
Other Securities	9.0%
Municipal Bonds	0.9%
Other Government	0.5%
U.S. Treasury Securities	0.2%
Mortgage Backed	0.1%
Warrants*	0.0%
Other Assets & Liabilities	11.0%

*	Percentage was less than 0.1%.

Summary of Country Exposure

As of 3/31/14

United States	55.6%
Brazil	4.4%
Mexico	4.0%
Russia	2.5%
Australia	2.5%
Cayman Islands	2.4%
United Kingdom	2.2%
Sweden	2.0%
Canada	1.9%
Netherlands	1.5%
Spain	1.2%
Ireland	1.0%
France	0.8%
Chile	0.8%
Bermuda	0.7%
Norway	0.6%
South Africa	0.6%
Peru	0.5%
Japan	0.5%
Germany	0.5%
Switzerland	0.4%
Panama	0.4%
Romania	0.4%
Italy	0.4%
Argentina	0.3%
Luxembourg	0.3%
Singapore	0.2%
Indonesia	0.2%
Czech Republic	0.1%
Iceland	0.1%
Other Assets & Liabilities	11.0%

Certified Semi-Annual Report    9

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 3.30%

COMMERCIAL & PROFESSIONAL SERVICES — 0.34%
Commercial Services & Supplies — 0.34%
Republic Services, Inc.	100,000	$3,416,000

		3,416,000

ENERGY — 1.89%
Oil, Gas & Consumable Fuels — 1.89%
Eni S.p.A.	147,400	3,697,824
[a] Halcon Resources Corp.	48,492	209,970
Kinder Morgan, Inc.	87,000	2,826,630
Linn Co., LLC	167,800	4,538,990
Royal Dutch Shell plc ADR	51,300	3,747,978
[a] Societatea Nationala De Gaze Naturale SA GDR 144a	375,300	3,753,000

		18,774,392

REAL ESTATE — 0.57%
Real Estate Investment Trusts — 0.57%
Annaly Capital Management, Inc.	212,700	2,333,319
Capstead Mortgage Corp.	259,027	3,279,282

		5,612,601

TELECOMMUNICATION SERVICES — 0.50%
Wireless Telecommunication Services — 0.50%
Tele2 AB	400,000	4,962,687

		4,962,687

TOTAL COMMON STOCK (Cost $36,946,097)		32,765,680

PREFERRED STOCK — 2.73%

BANKS — 1.25%
Banks — 0.94%
[b] Cobank ACB Pfd, 6.25%	50,000	4,970,000
First Niagara Financial Group Pfd, 8.625%	17,732	503,766
GMAC Capital Trust I Pfd, 8.125%	140,000	3,822,000
Thrifts & Mortgage Finance — 0.31%
[b] Falcons Funding Trust I Pfd, 8.875%	3,000	3,112,500

		12,408,266

ENERGY — 0.46%
Oil, Gas & Consumable Fuels — 0.46%
Halcon Resources Corp. Pfd, 5.75%	6,135	4,601,250

		4,601,250

MISCELLANEOUS — 0.54%
U.S. Government Agencies — 0.54%
[b] AgriBank, FCB Pfd, 6.875%	40,000	4,123,752
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,210,312

		5,334,064

REAL ESTATE — 0.19%
Real Estate Investment Trusts — 0.19%
Alexandria Real Estate Pfd, 7.00%	50,000	1,343,500
American Realty Capital Properties, Inc. Pfd, 6.70%	25,857	588,764

		1,932,264

TELECOMMUNICATION SERVICES — 0.29%
Diversified Telecommunication Services — 0.29%
[b,c] Centaur Funding Corp.	2,330	2,846,969

		2,846,969

TOTAL PREFERRED STOCK (Cost $26,948,806)		27,122,813

10    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES — 12.40%

COMMERCIAL MTG TRUST — 2.85%

[b] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	$2,928,243	$2,924,524
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 3.26%, 3/25/2034	141,873	115,302
[b] Commercial Mtg Pass-Through Certificates, Series 2011-FL1 Class B, 3.678%, 7/17/2028	645,827	645,982
[b] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,377,567
[b] FREMF Mtg Trust, Series 2011-K704 Class B, 4.533%, 10/25/2030	4,000,000	4,229,450
[b] FREMF Mtg Trust, Series 2012-K709 Class C, 3.741%, 4/25/2045	3,046,000	2,994,892
[b] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.757%, 10/25/2044	2,000,000	2,041,069
[b] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.823%, 12/25/2045	2,894,326	2,955,198
[b] JP Morgan Chase Commercial Mtg Trust, Series 2013-JWRZ Class D Floating Rate Note, 3.145%, 4/15/2030	4,000,000	3,995,921
[b] Motel 6 Trust, Series 2012-MTL6 Class C, 3.139%, 10/5/2025	3,000,000	2,992,254

		28,272,159

OTHER ASSET BACKED — 4.62%

[b,d] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	5,483,171	5,726,487
[b,d] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	3,980,000
[b,d] Concord Funding Co., LLC, Series 2013-1 Class B, 3.92%, 2/15/2015	5,675,000	5,596,969
[b] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	9,748,500	10,431,961
[b] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	2,874,440
[b] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,299,690
[b] MIRAMAX, LLC Series 2011-1A Class B, 10.00%, 10/20/2021	1,850,000	1,918,086
[b] MIRAMAX, LLC, Series 2011-1A Class A, 6.25%, 10/20/2021	768,740	793,177
[b,d] Northwind Holdings, LLC Floating Rate Note, 1.016%, 12/1/2037	1,062,500	986,531
[b,d] Progreso Receivables Funding I, LLC. Series 2013-A Class A, 4.00%, 7/9/2018	7,500,000	7,493,262
[b] Richland Towers, 7.87%, 3/15/2041	2,000,000	2,109,908
[b,c] Trafigura Securitisation Finance plc, Series 2012-1A Class B, 4.155%, 10/15/2015	2,000,000	2,016,880
[b] Westgate Resorts, Series 2012-1 Class C, 11.00%, 9/20/2025	624,404	636,505

		45,863,896

RESIDENTIAL MTG TRUST — 4.56%

Banc of America Funding Corp., Series 2006-I Class SB1, 2.327%, 12/20/2036	890,085	237,929
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.487%, 8/25/2033	314,949	292,756
[b] CIT Mtg Loan Trust, Series 2007-1 Class 2A2, 1.404%, 10/25/2037	2,401,727	2,398,063
[b] Citigroup Mortgage Loan Trust Inc., Series 2014-A Class A, 4.00%, 1/25/2035	7,476,823	7,719,262
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	673,748	674,564
Countrywide, Series 2006-15 Class A6, 5.357%, 10/25/2046	323,563	277,817
[b] CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.854%, 3/25/2045	2,037,181	1,948,974
FBR Securitization Trust, Series 2005-2 Class M1, 0.874%, 9/25/2035	3,000,000	2,785,763
JP Morgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.294%, 7/25/2036	1,334,173	1,296,005
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.49%, 8/25/2034	299,880	253,162
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.474%, 11/25/2035	1,147,287	1,122,802
New Century Home Equity Loan Trust, Series 2005-2 Class M1, 0.584%, 6/25/2035	2,000,000	1,942,902
Park Place Securities, Inc., Series 2004- MHQ1 Class M2, 1.279%, 12/25/2034	2,250,000	2,143,940
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.304%, 6/25/2036	778,782	766,950
b,[d] SHAP, Series 2013-RM1 Class A, 4.00%, 5/26/2053	4,111,740	4,023,338
Structured Asset Investment Loan Trust, Series 2003-BC9 Class 342, 1.114%, 8/25/2033	1,766,922	1,703,102
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	1,394,337	1,407,574
[b] TAL Advantage, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	8,677,083	8,681,942
[b] Vericrest Opportunity Loan Transferee, Series 2013-NPL1 Class A, 4.25%, 8/25/2058	5,557,953	5,591,302
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.615%, 2/25/2035	266,130	56,946

		45,325,093

STUDENT LOAN — 0.37%

Access Group, Inc., 0.639%, 7/25/2034	4,000,000	3,654,831

		3,654,831

TOTAL ASSET BACKED SECURITIES (Cost $120,441,690)		123,115,979

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS — 50.52%

BANKS — 3.77%
Banks — 3.77%
[b,c] Banco Santander Chile Floating Rate Note, 2.109%, 6/7/2018	$4,000,000	$4,005,000
[b,c] Caixa Economica Federal, 4.50%, 10/3/2018	7,700,000	7,834,750
[a,b,c,e] Islandsbanki, 4.41%, 10/15/2008	60,000	17,400
[b,c] Mizuho Financial Group, 4.60%, 3/27/2024	5,000,000	5,022,075
National City Bank Floating Rate Note, 0.604%, 6/7/2017	1,000,000	992,291
Provident Bank of Maryland, 9.50%, 5/1/2018	1,500,000	1,504,693
[c] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,345,000
[c] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,094,554
[c] Royal Bank of Scotland Group plc, 6.10%, 6/10/2023	5,000,000	5,190,095
[b,c] Sberbank of Russia, 5.50%, 2/26/2024	9,000,000	8,426,250

		37,432,108

CAPITAL GOODS — 2.83%
Construction & Engineering — 0.55%
[b,c] Ausdrill Finance Pty Ltd., 6.875%, 11/1/2019	6,000,000	5,460,000
Industrial Conglomerates — 0.71%
[b,c] Alfa S.A., 5.25%, 3/25/2024	2,300,000	2,357,500
[f] Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,694,764
Machinery — 0.08%
[b] Waterjet Holdings, Inc., 7.625%, 2/1/2020	750,000	795,000
Trading Companies & Distributors — 1.49%
[b] Aviation Capital Group Corp., 6.75%, 4/6/2021	2,500,000	2,758,127
[b] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,109,273
[c] Fly Leasing Ltd., 6.75%, 12/15/2020	7,500,000	7,837,500
[b] International Lease Finance Corp., 6.50%, 9/1/2014	2,000,000	2,042,500

		28,054,664

COMMERCIAL & PROFESSIONAL SERVICES — 1.57%
Commercial Services & Supplies — 1.18%
Iron Mountain, Inc., 6.00%, 8/15/2023	3,000,000	3,187,500
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,500,000	5,068,125
RR Donnelley & Sons Co., 7.875%, 3/15/2021	3,000,000	3,435,000
Professional Services — 0.39%
[b,g] Nielsen Finance, LLC, 5.00%, 4/15/2022	3,900,000	3,909,750

		15,600,375

CONSUMER DURABLES & APPAREL — 0.50%
Leisure Equipment & Products — 0.50%
[b] Gibson Brands, Inc., 8.875%, 8/1/2018	4,650,000	4,952,250

		4,952,250

CONSUMER SERVICES — 1.72%
Diversified Consumer Services — 0.82%
Coinstar, Inc., 6.00%, 3/15/2019	5,000,000	5,225,000
[b,c] Nord Anglia Education U.K., 10.25%, 4/1/2017	2,600,000	2,899,000
Hotels, Restaurants & Leisure — 0.90%
[b,c] Arcos Dorados Holdings I, 6.625%, 9/27/2023	8,000,000	8,200,000
[b] Churchill Downs, Inc., 5.375%, 12/15/2021	750,000	765,000

		17,089,000

DIVERSIFIED FINANCIALS — 5.67%
Capital Markets — 1.98%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,230,041
[b,c] BTG Investments LP, 4.50%, 4/17/2018	5,000,000	4,850,000
[b,c] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,021,772
Merrill Lynch & Co., 0.788%, 5/2/2017	2,500,000	2,446,720
Nationstar Mortgage Capital Corp., 9.625%, 5/1/2019	3,000,000	3,315,000
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	775,000	825,375
Consumer Finance — 2.09%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,230,000
[b,c] Banque PSA Finance, 5.75%, 4/4/2021	7,700,000	8,038,030

12    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
[b,c] DFS Funding Corp. Floating Rate Note, 1.058%, 6/15/2015	$500,000	$488,930
[b] First Cash Financial Services, Inc., 6.75%, 4/1/2021	7,800,000	7,995,000
Diversified Financial Services — 1.60%
b,[c] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	4,000,000	4,300,000
[b] Citicorp, 8.04%, 12/15/2019	250,000	296,638
Citigroup, Inc., 5.00%, 9/15/2014	750,000	764,524
[d] Counts Trust, Series 1998 II-A, 6.67%, 2/15/2018	410,631	425,332
[f] JP Morgan Chase & Co., 6.75%, 12/31/2049	7,500,000	7,893,750
[b] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	2,000,000	2,190,000

		56,311,112

ENERGY — 7.91%
Energy Equipment & Services — 1.62%
[b,c] Anton Oilfield Services Group, 7.50%, 11/6/2018	7,000,000	7,315,000
[c] Floatel International Ltd., 8.00%, 10/11/2017	4,900,000	5,169,500
[b,c] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	3,714,667	3,580,010
Oil, Gas & Consumable Fuels — 6.29%
Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	3,150,000
[b] Aurora USA Oil and Gas, Inc., 7.50%, 4/1/2020	3,000,000	3,307,500
[b] Aurora USA Oil and Gas, Inc., 9.875%, 2/15/2017	3,000,000	3,307,500
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	501,306
Energy Transfer Partners LP, 3.255%, 11/1/2066	2,000,000	1,830,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,585,500
[b] Gastar Exploration USA, Inc., 8.625%, 5/15/2018	5,000,000	5,125,000
[b,c] Gazprom Neft OAO, 6.00%, 11/27/2023	3,000,000	2,940,000
[a,b,e] Green Field Energy Services, 13.00%, 11/15/2016	2,000,000	140,000
a,b,[e] Green Field Energy Services, 13.25%, 11/15/2016	48,000	3,360
[b] Linc Energy U.S.A./Linc Energy Finance, 12.50%, 10/31/2017	3,000,000	3,300,000
[b] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	822,800	829,755
[b] NGL Energy Partners LP, 6.875%, 10/15/2021	6,000,000	6,240,000
[b,c] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2022	8,512,875	8,832,108
[c] Petrobras Global Finance B.V., 2.593%, 3/17/2017	8,300,000	8,331,125
[c] Petrobras Global Finance B.V., 3.00%, 1/15/2019	1,000,000	945,059
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,278,056
[b,c] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,362,400	1,407,359
RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,060,000
[b] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,065,000
[b] Rockies Express Pipeline, LLC, 3.90%, 4/15/2015	2,000,000	2,015,000
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,116,146
Tesoro Logistics LP, 6.125%, 10/15/2021	2,000,000	2,120,000

		78,494,284

FOOD, BEVERAGE & TOBACCO — 2.41%
Beverages — 0.53%
[b,c] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,250,000
Food Products — 1.56%
[b,c] Alicorp S.A.A., 3.875%, 3/20/2023	5,425,000	5,045,250
[b,c] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,164,560
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	337,312
[b,c] Comfeed Finance B.V., 6.00%, 5/2/2018	2,000,000	1,925,000
[b] Southern States Cooperative, Inc., 10.00%, 8/15/2021	4,000,000	4,015,000
Tobacco — 0.32%
Vector Group Ltd., 7.75%, 2/15/2021	3,000,000	3,225,000

		23,962,122

HEALTH CARE EQUIPMENT & SERVICES — 1.30%
Health Care Providers & Services — 0.38%
[b] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	3,500,000	3,832,500
Health Care Services — 0.92%
[c] Catamaran Corp., 4.75%, 3/15/2021	9,000,000	9,123,750

		12,956,250

INSURANCE — 0.94%
Insurance — 0.94%
[b] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,330,000	1,501,517

Certified Semi-Annual Report    13

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
[b,c] Lancashire Holdings Ltd., 5.70%, 10/1/2022	$4,000,000	$4,115,343
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,389,141
[b] Prudential Holdings, LLC, 8.695%, 12/18/2023	559,929	705,350
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,573,150

		9,284,501

MATERIALS — 4.69%
Chemicals — 0.35%
[b] Iracore International Holdings, Inc., 9.50%, 6/1/2018	3,250,000	3,453,125
Construction Materials — 0.10%
[b] Wesco Distribution, Inc., 5.375%, 12/15/2021	1,000,000	1,022,500
Metals & Mining — 3.66%
[c] Anglogold Holdings, 8.50%, 7/30/2020	5,000,000	5,513,750
[c] ArcelorMittal, 10.35%, 6/1/2019	1,000,000	1,266,250
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	2,563,000	2,575,815
[b] Glencore Funding, LLC Floating Rate Note, 1.599%, 1/15/2019	5,000,000	4,983,980
[b,c] Newcrest Finance Property Ltd., 4.45%, 11/15/2021	3,000,000	2,685,843
[b,c] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	6,038,333
[b,c] OJSC Novolipetsk Steel, 4.45%, 2/19/2018	6,000,000	5,850,000
[c] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	52,344
[b,c] Samarco Mineracao S.A., 4.125%, 11/1/2022	8,000,000	7,360,000
Paper & Forest Products — 0.58%
[b] Neenah Paper, Inc., 5.25%, 5/15/2021	5,820,000	5,790,900

		46,592,840

MEDIA — 1.44%
Media — 1.44%
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	6,806,050
The Washington Post Co., 7.25%, 2/1/2019	500,000	585,460
[c] TV Azteca S.A. de C.V., 7.625%, 9/18/2020	1,580,000	1,655,050
[c] TV Azteca SAB de CV, 7.50%, 5/25/2018	5,000,000	5,268,750

		14,315,310

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.82%
Pharmaceuticals — 0.82%
[b,d] Atlas U.S. Royalty, LLC, 12.25%, 3/15/2027	5,450,000	5,236,360
[b,c] CFR International SpA Co., 5.125%, 12/6/2022	3,000,000	2,898,018

		8,134,378

REAL ESTATE — 0.67%
Real Estate Investment Trusts — 0.67%
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,080,970
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,555,491

		6,636,461

RETAILING — 1.11%
Distributors — 0.60%
[b] LKQ Corp., Inc., 4.75%, 5/15/2023	6,254,000	5,925,665
Multiline Retail — 0.51%
[b,c] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,000,000	5,062,500

		10,988,165

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.21%
Semiconductors & Semiconductor Equipment — 0.21%
[b,c] Global A&T Electronics Ltd., 10.00%, 2/1/2019	2,500,000	2,043,750

		2,043,750

SOFTWARE & SERVICES — 1.50%
Information Technology Services — 0.70%
Neustar, Inc., 4.50%, 1/15/2023	8,000,000	6,940,000
Internet Software & Services — 0.80%
Lending Processing Services/Black Knight, 5.75%, 4/15/2023	7,500,000	7,996,875

		14,936,875

14    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
TECHNOLOGY HARDWARE & EQUIPMENT — 0.32%
Computers & Peripherals — 0.32%
Lexmark International, Inc., 5.125%, 3/15/2020	$3,000,000	$3,134,814

		3,134,814

TELECOMMUNICATION SERVICES — 4.53%
Diversified Telecommunication Services — 1.62%
[b] GTP Acquisition Partners I, LLC, 4.704%, 5/15/2043	1,000,000	1,012,882
Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	1,130,000
Level 3 Communications, Inc., 8.875%, 6/1/2019	1,000,000	1,098,750
[c] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	1,081,125
[c] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	1,048,597
[c] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,262,336
[c] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,106,732
[b,c,g] Videotron Ltd. Co., 5.375%, 6/15/2024	7,300,000	7,336,500
Wireless Telecommunication Services — 2.91%
[b,c] Bharti Airtel International, 5.125%, 3/11/2023	6,000,000	5,962,500
[b,c] Comcel Trust Co., 6.875%, 2/6/2024	3,850,000	4,028,062
[b,c] MTS International Funding Ltd., 5.00%, 5/30/2023	6,000,000	5,550,000
[b,c] VimpelCom (UBS SA), 8.25%, 5/23/2016	500,000	521,250
[b,c] VimpelCom Holdings B.V., 7.504%, 3/1/2022	2,000,000	2,027,200
[b,f] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,382,500
[b] WCP Wireless Site Fund, 6.829%, 11/15/2040	4,240,000	4,431,695

		44,980,129

TRANSPORTATION — 3.56%
Airlines — 2.55%
[b] American Airlines, 5.60%, 1/15/2022	7,308,327	7,618,931
[b] American Airlines, 4.95%, 7/15/2024	2,911,201	3,122,263
Hawaiian Airlines, 4.95%, 1/15/2022	3,000,000	2,880,000
US Airways, 7.076%, 9/20/2022	2,164,212	2,413,096
US Airways, 5.90%, 4/1/2026	1,920,929	2,146,638
US Airways, 6.25%, 10/22/2024	1,677,208	1,895,245
[b,c] Virgin Australia, 5.00%, 4/23/2025	5,000,000	5,275,000
Marine — 0.47%
[b,c] Stena International SA, 5.75%, 3/1/2024	4,650,000	4,638,375
Road & Rail — 0.54%
[b,c] Empresa De Transportes, 4.75%, 2/4/2024	800,000	830,902
[b] J.B. Poindexter & Co., Inc., 9.00%, 4/1/2022	4,250,000	4,547,500

		35,367,950

UTILITIES — 3.05%
Electric Utilities — 1.36%
Alabama Power Capital Trust V, 3.347%, 10/1/2042	700,000	654,073
[b] Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,328,294
[b,c] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,697,025
Metropolitan Edison Co., 7.70%, 1/15/2019	250,000	300,354
PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,354,006
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,849,222
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,331,874
Gas Utilities — 0.35%
[b] Source Gas, LLC., 5.90%, 4/1/2017	1,250,000	1,320,735
[b] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,167,724
Independent Power & Renewable Electricity — 0.68%
[b,c] Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	2,160,000
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,643,750
[b] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,843,536	1,929,852
Multi-Utilities — 0.66%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,567,360
[b] Enogex, LLC, 6.875%, 7/15/2014	1,000,000	1,015,084
[b] Topaz Solar Farms, LLC, 4.875%, 9/30/2039	3,000,000	2,926,719

		30,246,072

TOTAL CORPORATE BONDS (Cost $485,606,267)		501,513,410

Certified Semi-Annual Report    15

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
CONVERTIBLE BONDS — 1.55%

MATERIALS — 0.01%
Metals & Mining — 0.01%
[a,b,c,e] Jaguar Mining, Inc., 4.50%, 11/1/2014	$2,000,000	$100,000

		100,000

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.72%
Pharmaceuticals — 0.72%
Pacira Pharmaceuticals, Inc., 3.25%, 2/1/2019	2,500,000	7,110,937

		7,110,937

REAL ESTATE — 0.81%
Real Estate Investment Trusts — 0.81%
American Realty Capital Properties, Inc., 3.00%, 8/1/2018	3,000,000	3,191,250
[b] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,000,000	4,825,000

		8,016,250

TELECOMMUNICATION SERVICES — 0.01%
Diversified Telecommunication Services — 0.01%
[b] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	154,000	127,628

		127,628

TOTAL CONVERTIBLE BONDS (Cost $12,574,085)		15,354,815

WARRANTS — 0.02%
[a,d] Alexza Pharmaceuticals, Inc.	41,863	185,453
[a,b] Green Field Energy Services	2,000	2,020

TOTAL WARRANTS (Cost $292,058)		187,473

MUNICIPAL BONDS — 0.94%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,167,698
Los Angeles California Municipal Improvement Corp. (Build America Bonds), 6.165%, 11/1/2020	1,885,000	2,048,976
[b] Midwest Family Housing, 5.168%, 7/1/2016	405,000	423,094
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,106,620
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,185,000	1,196,755
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,163,740
Wisconsin State Health & Educational Facilities Authority (Richland Hospital), 7.08%, 6/1/2016	265,000	261,240

TOTAL MUNICIPAL BONDS (Cost $8,566,586)		9,368,123

U.S. TREASURY SECURITIES — 0.21%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,035,312

TOTAL U.S. TREASURY SECURITIES (Cost $1,998,525)		2,035,312

OTHER GOVERNMENT — 0.47%
[b,c] Brazilian Development Bank (BNDES), 3.375%, 9/26/2016	2,000,000	2,037,500
[b,c] Eurasian Development Bank, 5.00%, 9/26/2020	2,000,000	1,985,200
[b,c] Republic of Iceland, 4.875%, 6/16/2016	625,000	658,594

TOTAL OTHER GOVERNMENT (Cost $4,587,997)		4,681,294

MORTGAGE BACKED — 0.10%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	4,930	5,452
[d] Reilly 1997 A Mtg, 6.896%, 7/1/2020	934,807	972,200

TOTAL MORTGAGE BACKED (Cost $965,582)		977,652

FOREIGN BONDS — 7.79%

BANKS — 0.53%
Banks — 0.53%
[b] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	13,000,000	5,292,530

		5,292,530

CAPITAL GOODS — 0.38%
Trading Companies & Distributors — 0.38%
[b,d] Wajax Corp. (CAD), 6.125%, 10/23/2020	4,000,000	3,772,049

		3,772,049

16    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMERCIAL SERVICES & SUPPLIES — 0.55%
Diversified Support Services — 0.55%
[d,g] Lavare Holding AB (SEK), 5.916%, 4/4/2019	$35,000,000	$5,434,699

		5,434,699

CONSUMER SERVICES — 0.33%
Hotels, Restaurants & Leisure — 0.33%
[b] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	8,000,000	3,234,905

		3,234,905

DIVERSIFIED FINANCIALS — 1.60%
Consumer Finance — 0.42%
[b] Cash Store Financial (CAD), 11.50%, 1/31/2017	1,750,000	350,744
[b] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,776,095
Diversified Financial Services — 1.18%
General Electric Capital Corp. (MXN), 8.50%, 4/6/2018	80,000,000	6,780,284
KFW (BRL), 5.375%, 9/14/2015	12,000,000	4,954,271

		15,861,394

FOOD & STAPLES RETAILING — 0.68%
Food & Staples Retailing — 0.68%
Wesfarmers Ltd. (AUD), 5.245%, 9/11/2014	1,300,000	1,216,273
[b] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	3,000,000	5,576,617

		6,792,890

FOOD, BEVERAGE & TOBACCO — 0.17%
Beverages — 0.17%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	838,431
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	872,631

		1,711,062

INSURANCE — 0.19%
Insurance — 0.19%
ELM B.V. (AUD), 7.635%, 12/31/2049	1,000,000	969,829
ELM B.V. (AUD), 3.775%, 12/31/2049	1,000,000	885,790

		1,855,619

MEDIA — 0.15%
Media — 0.15%
[b] CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	1,000,000	1,474,085

		1,474,085

MISCELLANEOUS — 1.69%
Miscellaneous — 1.69%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	853,235
International Bank for Reconstruction and Development (BRL), 9.00%, 4/28/2014	1,000,000	440,194
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	848,859
Mexican Bonos (MXN), 5.00%, 6/15/2017	130,000,000	10,144,938
Norwegian Government (NOK), 4.25%, 5/19/2017	25,000,000	4,493,178

		16,780,404

TELECOMMUNICATION SERVICES — 0.86%
Wireless Telecommunication Services — 0.86%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	120,000,000	8,560,879

		8,560,879

TRANSPORTATION — 0.66%
Airlines — 0.66%
[d] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	4,749,686	6,608,836

		6,608,836

TOTAL FOREIGN BONDS (Cost $80,198,763)		77,379,352

OTHER SECURITIES — 8.99%
Loan Participations — 8.99%
5.11, Inc., 6.00%, 2/28/2020	2,000,000	2,010,000
Affinion Group, Inc., 5.00%-7.50%, 4/9/2015 (Note 2)	3,515,152	3,339,394
Alvogen Pharma US, Inc., 7.00%, 5/23/2018	4,878,345	4,908,835

Certified Semi-Annual Report    17

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Baker & Taylor Acquisitions Corp., 12.00%, 9/28/2016	$5,000,000	$5,062,500
BBTS Borrower LP, 7.75%, 5/31/2019	2,960,050	2,985,033
Del Monte Foods, Inc., 8.25%, 8/18/2021	2,000,000	1,987,500
Extreme Reach, Inc., 6.75%, 2/10/2020	5,400,000	5,508,000
Laureate Education, Inc., 5.00%, 6/15/2018	7,024,560	6,954,315
[c] Mood Media Corp., 7.00%, 5/6/2018	6,775,602	6,826,419
NCP Finance LP, 11.00%, 9/30/2018	2,985,000	2,970,075
North Atlantic Trading Co., Inc., 6.836%-8.75%, 12/30/2019	7,500,000	7,556,250
OCI Beaumont, LLC, 6.25%, 8/20/2019	3,593,056	3,628,986
[c] Pacific Industrial Service, 8.75%, 4/2/2019	2,000,000	2,047,500
Peroxygens Business Unit, 7.50%, 2/13/2020	5,000,000	5,000,000
Pitney Bowes Management, 7.50%, 10/1/2019	5,970,000	5,999,850
d Private Restaurants Properties, Inc., 9.00%, 4/10/2017	2,940,490	2,969,895
RCS Capital Corp., 10.50%, 1/16/2021	2,300,000	2,349,841
Rue21, Inc., 5.625%, 10/9/2020	2,985,000	2,490,983
Sorenson Communications, Inc., 11.50%, 10/31/2014	2,481,250	2,487,453
SourceHov, LLC, 8.75%, 4/30/2019	1,500,000	1,533,750
[c] Stena International S.A., 4.00%, 3/3/2021	4,650,000	4,638,375
[d] Synergy Aerospace Corp., 7.50%, 3/3/2015	4,000,000	3,980,000
Topps Co, Inc., 7.25%, 10/2/2020	1,995,000	1,995,000
Weight Watchers International, Inc., 4.00%, 4/2/2020	10,050	7,775

TOTAL OTHER SECURITIES (Cost $87,645,820)		89,237,729

SHORT TERM INVESTMENTS — 9.57%
Ameren Corp., 0.25%, 4/1/2014	14,000,000	14,000,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014, due 4/1/2014, repurchase price $14,000,093 collateralized by 13 corporate debt securities and 7 U.S. Government debt securities having an average coupon of 4.01%, a minimum credit rating of BBB-, maturity dates from 6/15/2016 to 3/30/2044, and having an aggregate market value of $14,810,725 at 3/31/2014	14,000,000	14,000,000
CBS Corp., 0.21%, 4/2/2014	14,000,000	13,999,918
Hitachi America Capital, 0.22%, 4/3/2014	14,000,000	13,999,829
Kansas City Power & Light, 0.19%, 4/1/2014	11,000,000	11,000,000
Union Electric Co., 0.20%, 4/1/2014	14,000,000	14,000,000
Volvo Group Treasury, 0.25%, 4/7/2014	14,000,000	13,999,417

TOTAL SHORT TERM INVESTMENTS (Cost $94,999,164)		94,999,164

TOTAL INVESTMENTS — 98.59% (Cost $961,771,440)		$978,738,796
OTHER ASSETS LESS LIABILITIES — 1.41%		13,990,450

NET ASSETS — 100.00%		$992,729,246

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the aggregate value of these securities in the Fund’s portfolio was $464,913,531, representing 46.83% of the Fund’s net assets.
c	Yankee Bond – Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
e	Bond in default.
f	Segregated as collateral for a when-issued security.
g	When-issued security.

18    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt
Mtg	Mortgage
MXN	Denominated in Mexican Pesos
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Krona
SPV	Special Purpose Vehicle

See notes to financial statements.

Certified Semi-Annual Report    19

Statement of Assets and Liabilities

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $961,771,440) (Note 2)	$978,738,796
Cash	1,828,318
Cash denominated in foreign currency (cost $3,421)	3,444
Receivable for investments sold	21,950,556
Receivable for fund shares sold	6,301,290
Unrealized appreciation on forward currency contracts (Note 7)	6,205
Dividends receivable	350,330
Interest receivable	11,068,334
Prepaid expenses and other assets	76,145

Total Assets	1,020,323,418

LIABILITIES
Payable for investments purchased	22,368,125
Payable for fund shares redeemed	3,069,858
Unrealized depreciation on forward currency contracts (Note 7)	255,953
Payable to investment advisor and other affiliates (Note 3)	910,858
Unfunded line of credit commitment (proceeds $231,941) (Note 2)	324,242
Accounts payable and accrued expenses	82,322
Dividends payable	582,814

Total Liabilities	27,594,172

NET ASSETS	$992,729,246

NET ASSETS CONSIST OF
Undistributed net investment income	$58,484
Net unrealized appreciation on investments	16,773,383
Accumulated net realized gain (loss)	5,824,354
Net capital paid in on shares of beneficial interest	970,073,025

$992,729,246

20    Certified Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($321,861,075 applicable to 26,458,390 shares of beneficial interest outstanding - Note 4)	$12.16
Maximum sales charge, 4.50% of offering price	0.57

Maximum offering price per share	$12.73

Class C Shares:
Net asset value and offering price per share* ($282,532,193 applicable to 23,258,616 shares of beneficial interest outstanding - Note 4)	$12.15

Class I Shares:
Net asset value, offering and redemption price per share ($385,829,295 applicable to 31,785,365 shares of beneficial interest outstanding - Note 4)	$12.14

Class R3 Shares:
Net asset value, offering and redemption price per share ($202,633 applicable to 16,655 shares of beneficial interest outstanding - Note 4)	$12.17

Class R4 Shares:
Net asset value, offering and redemption price per share ($15,564 applicable to 1,279 shares of beneficial interest outstanding - Note 4)	$12.16

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,288,486 applicable to 188,592 shares of beneficial interest outstanding - Note 4)	$12.13

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    21

Statement of Operations

Thornburg Strategic Income Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $31,008)	$1,795,922
Interest income (net of premium amortized of $514,564)	22,564,405

Total Income	24,360,327

EXPENSES
Investment advisory fees (Note 3)	3,033,576
Administration fees (Note 3)
Class A Shares	176,867
Class C Shares	160,228
Class I Shares	75,646
Class R3 Shares	103
Class R4 Shares	3
Class R5 Shares	332
Distribution and service fees (Note 3)
Class A Shares	356,093
Class C Shares	1,287,674
Class R3 Shares	431
Class R4 Shares	6
Transfer agent fees
Class A Shares	87,635
Class C Shares	90,865
Class I Shares	74,300
Class R3 Shares	1,251
Class R4 Shares	258
Class R5 Shares	1,158
Registration and filing fees
Class A Shares	43,018
Class C Shares	16,564
Class I Shares	17,782
Class R3 Shares	10,936
Class R4 Shares	1,710
Class R5 Shares	10,936
Custodian fees (Note 3)	92,700
Professional fees	39,347
Accounting fees	10,915
Trustee fees	11,370
Other expenses	53,703

Total Expenses	5,655,407
Less:
Expenses reimbursed by investment advisor (Note 3)	(275,573)

Net Expenses	5,379,834

Net Investment Income	$18,980,493

22    Certified Semi-Annual Report

Statement of Operations, Continued

Thornburg Strategic Income Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$11,025,651
Forward currency contracts (Note 7)	(655,309)
Foreign currency transactions	(42,003)

10,328,339

Net change in unrealized appreciation (depreciation) on:
Investments	7,871,252
Foreign currency translations	8,839
Forward currency contracts (Note 7)	168,245

8,048,336

Net Realized and Unrealized Gain	18,376,675

Net Increase in Net Assets Resulting from Operations	$37,357,168

See notes to financial statements.

Certified Semi-Annual Report    23

Statements of Changes in Net Assets

Thornburg Strategic Income Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$18,980,493	$35,737,760
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	10,328,339	14,102,145
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	8,048,336	(15,073,927)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,357,168	34,765,978

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(6,802,325)	(11,912,656)
Class C Shares	(5,443,260)	(10,107,088)
Class I Shares	(7,757,574)	(12,484,393)
Class R3 Shares	(3,917)	(4,342)
Class R4 Shares	(106)	—
Class R5 Shares	(32,449)	(611)
From realized gains
Class A Shares	(5,900,030)	(2,285,280)
Class C Shares	(5,473,946)	(2,208,844)
Class I Shares	(5,939,705)	(2,229,497)
Class R3 Shares	(2,935)	(396)
Class R5 Shares	(19,145)	(120)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	70,869,142	53,440,558
Class C Shares	45,637,702	50,193,875
Class I Shares	139,126,156	57,806,097
Class R3 Shares	30,722	159,687
Class R4 Shares	15,356	—
Class R5 Shares	2,271,187	730

Net Increase in Net Assets	257,932,041	155,133,698

NET ASSETS
Beginning of Period	734,797,205	579,663,507

End of Period	$992,729,246	$734,797,205

Undistributed net investment income	$58,484	$1,117,622

*	Unaudited.

See notes to financial statements.

24    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds

Certified Semi-Annual Report    25

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

26    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Assets
Investments in Securities*
Common Stock	$32,765,680	$29,012,680	$3,753,000	$—
Preferred Stock(a)	27,122,813	6,258,030	20,864,783	—
Asset Backed Securities	123,115,979	—	95,309,392	27,806,587
Corporate Bonds	501,513,410	—	495,851,718	5,661,692
Convertible Bonds	15,354,815	—	15,354,815	—
Warrants	187,473	—	2,020	185,453
Municipal Bonds	9,368,123	—	9,368,123	—
U.S. Treasury Securities	2,035,312	2,035,312	—	—
Other Government	4,681,294	—	4,681,294	—
Mortgage Backed	977,652	—	5,452	972,200
Foreign Bonds	77,379,352	—	61,563,768	15,815,584
Other Securities	89,237,729	—	82,287,834	6,949,895
Short Term Investments	94,999,164	—	94,999,164	—

Total Investments in Securities	$978,738,796	$37,306,022	$884,041,363	$57,391,411
Other Financial Instruments**
Forward Currency Contracts	$6,205	$—	$6,205	$—
Spot Currency	$20,758	$20,758	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(255,953)	$—	$(255,953)	$—
Spot Currency	$(9,988)	$(9,988)	$—	$—

(a)	At March 31, 2014, industry classifications for Preferred Stock in Level 2 consist of $8,082,500 in Banks, $4,601,250 in Energy, $5,334,064 in Miscellaneous, and $2,846,969 in Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2014. A portfolio security characterized as a Level 3 investment representing $4,023,338 in Asset Backed Securities was fair valued by the Committee based upon the consideration of discounted anticipated cash flows and, or current market prices/yields of comparable securities. A portfolio security characterized as a Level 3 investment representing $5,236,360 market value in Corporate Bonds was fair valued by the Committee at cost. A portfolio security characterized as a Level 3 investment representing $185,453 in Warrants was fair valued by the Committee at the market price of the underlying equity security which would have been received if the Warrants had been exercised.

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2014 is as follows:

	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	FOREIGN BONDS	MORTGAGE BACKED	OTHER SECURITIES	TOTAL(d)
Beginning Balance 9/30/2013	$4,850,000	$27,667,476	$8,250,060	$6,361,358	$1,033,463	$6,937,996	$55,100,353
Accrued Discounts (Premiums)	—	6,388	3,159	34,806	(1,715)	—	42,638
Net Realized Gain (Loss)(a)	157,650	16,940	1,176	—	(1,943)	—	173,823
Gross Purchases	—	2,506,250	5,236,360	9,284,980	—	213,640	17,241,230
Gross Sales	(5,000,000)	(1,303,745)	(44,159)	—	(68,023)	(17,506)	(6,433,433)
Net Change in Unrealized Appreciation (Depreciation)(b)	(7,650)	313,278	(4,904)	134,440	10,418	1,218	446,800
Transfers into Level 3(c)	—	—	—	—	—	—	—
Transfers out of Level 3(c)	—	(1,400,000)	(7,780,000)	—	—	—	(9,180,000)

Ending Balance 3/31/2014	$—	$27,806,587	$5,661,692	$15,815,584	$972,200	$7,135,348	$57,391,411

Certified Semi-Annual Report    27

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.

(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.

(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(d)	Level 3 investments represent 5.78% of total Net Assets at March 31, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

28    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

Unfunded Line of Credit Commitments: On November 5, 2012, the Fund entered into a revolving line of credit commitment in the amount of $10,000,000 that the borrower, Affinion Group, Inc., can draw on at any time during the commitment, which expires on April 9, 2015. The Fund received approximately $1,225,000 by taking on the commitment. At March 31, 2014, $3,515,152 of the $10,000,000 line of credit was drawn upon by the borrower.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from ..75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $71,492 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,995 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily net asset attributed to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $16,605 for Class A shares, $233,735 for Class C shares, $12,324 for Class R3 shares, $1,966 for Class R4 shares, and $10,943 for Class R5 shares.

Certified Semi-Annual Report    29

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 — SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	9,040,540	$109,328,497	10,058,431	$123,667,059
Shares issued to shareholders in reinvestment of dividends	969,225	11,692,156	1,022,523	12,513,293
Shares repurchased	(4,148,037)	(50,151,511)	(6,752,417)	(82,739,794)

Net increase (decrease)	5,861,728	$70,869,142	4,328,537	$53,440,558

Class C Shares
Shares sold	5,391,228	$65,180,591	7,166,676	$87,947,122
Shares issued to shareholders in reinvestment of dividends	790,398	9,521,006	847,660	10,357,063
Shares repurchased	(2,404,763)	(29,063,895)	(3,928,127)	(48,110,310)

Net increase (decrease)	3,776,863	$45,637,702	4,086,209	$50,193,875

Class I Shares
Shares sold	13,606,420	$164,062,778	12,270,363	$150,879,431
Shares issued to shareholders in reinvestment of dividends	889,623	10,714,976	903,587	11,036,909
Shares repurchased	(2,957,939)	(35,651,598)	(8,520,072)	(104,110,243)

Net increase (decrease)	11,538,104	$139,126,156	4,653,878	$57,806,097

Class R3 Shares
Shares sold	7,869	$95,097	18,755	$228,019
Shares issued to shareholders in reinvestment of dividends	505	6,094	387	4,710
Shares repurchased	(5,738)	(70,469)	(5,992)	(73,042)

Net increase (decrease)	2,636	$30,722	13,150	$159,687

Class R4 Shares*
Shares sold	1,271	$15,250	—	$—
Shares issued to shareholders in reinvestment of dividends	8	106	—	—
Shares repurchased	—	—	—	—

Net increase (decrease)	1,279	$15,356	—	$—

Class R5 Shares
Shares sold	189,757	$2,296,030	—	$—
Shares issued to shareholders in reinvestment of dividends	4,270	51,378	60	730
Shares repurchased	(6,367)	(76,221)	—	—

Net increase (decrease)	187,660	$2,271,187	60	$730

*	Effective date of this Class of shares was February 1, 2014.

30    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $379,974,530 and $199,779,151, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$961,771,440

Gross unrealized appreciation on a tax basis	$37,819,579
Gross unrealized depreciation on a tax basis	(20,852,223)

Net unrealized appreciation (depreciation) on investments (tax basis)	$16,967,356

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2014:

		OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Buy	2,782,200	08/13/2014	3,832,398	$6,205	$—
Euro	Sell	11,295,300	08/13/2014	15,558,942	—	(154,073)
Great Britain Pound	Sell	3,270,000	06/11/2014	5,448,723	—	(101,880)

Total					$6,205	$(255,953)

Certified Semi-Annual Report    31

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$6,205

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(255,953)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $249,748. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(655,309)	$(655,309)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$168,245	$168,245

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report    33

Financial Highlights

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(A)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$12.19	0.27	0.26	0.53	(0.29)	(0.27)	(0.56)	$12.16	4.55	(d)	1.23	(d)	1.23	(d)	1.24	(d)	4.48	25.78	$321,861
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(b)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(b)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(b)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(b)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
CLASS C SHARES
2014(c)	$12.17	0.24	0.27	0.51	(0.26)	(0.27)	(0.53)	$12.15	3.98	(d)	1.80	(d)	1.80	(d)	1.98	(d)	4.27	25.78	$282,532
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
CLASS I SHARES
2014(c)	$12.17	0.29	0.26	0.55	(0.31)	(0.27)	(0.58)	$12.14	4.90	(d)	0.88	(d)	0.88	(d)	0.88	(d)	4.66	25.78	$385,829
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
CLASS R3 SHARES
2014(c)	$12.19	0.27	0.27	0.54	(0.29)	(0.27)	(0.56)	$12.17	4.53	(d)	1.25	(d)	1.25	(d)	16.23	(d)(e)	4.54	25.78	$203
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(e)	5.78	76.47	$171
2012(f)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(d)	1.22	(d)	1.22	(d)	373.07	(d)(e)	4.63	34.54	$11
CLASS R4 SHARES
2014(c)(g)	$12.00	0.09	0.16	0.25	(0.09)	—	(0.09)	$12.16	4.73	(d)	1.25	(d)	1.25	(d)	84.31	(d)(e)	2.04	25.78	$16
CLASS R5 SHARES
2014(c)	$12.16	0.29	0.26	0.55	(0.31)	(0.27)	(0.58)	$12.13	4.80	(d)	0.99	(d)	0.99	(d)	2.64	(d)	4.60	25.78	$2,288
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(e)	6.07	76.47	$11
2012(f)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(d)	0.97	(d)	0.97	(d)	372.35	(d)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was May 1, 2012.
(g)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

34 Certified Semi-Annual Report	Certified Semi-Annual Report 35

Expense Example

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,044.80	$6.25
Hypothetical*	$1,000.00	$1,018.82	$6.17
Class C Shares
Actual	$1,000.00	$1,042.70	$9.17
Hypothetical*	$1,000.00	$1,015.96	$9.05
Class I Shares
Actual	$1,000.00	$1,046.60	$4.49
Hypothetical*	$1,000.00	$1,020.55	$4.43
Class R3 Shares
Actual	$1,000.00	$1,045.40	$6.37
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R4 Shares
Actual	$1,000.00	$1,020.40	$6.28
Hypothetical*	$1,000.00	$1,018.71	$6.28
Class R5 Shares
Actual	$1,000.00	$1,046.00	$5.05
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.23%; C: 1.80%; I: 0.88% R3: 1.25% R4: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36    Certified Semi-Annual Report

Index Comparison

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)	0.44%	5.60%	12.90%	7.41%
Class C Shares (Incep: 12/19/07)	3.65%	6.63%	13.34%	7.61%
Class I Shares (Incep: 12/19/07)	5.54%	7.59%	14.29%	8.53%
Class R3 Shares (Incep: 5/1/12)	5.28%	—	—	7.92%
Class R4 Shares (Incep: 2/1/14)*	—	—	—	2.04%
Class R5 Shares (Incep: 5/1/12)	5.47%	—	—	8.17%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report    37

Other Information

Thornburg Strategic Income Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

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Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Semi-Annual Report

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    41

Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH1663

Thornburg Value Fund

Informational Brochure and Semi-Annual Report

Many Reasons
One Value Fund

MARCH 31, 2014

Thornburg
INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Intrinsic Value – A term that reflects Thornburg’s estimate of a company’s value, encompassing our collective investment judgment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Multiple – A term that measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. The metric in the numerator is typically larger than the one in the denominator, because the top metric is usually supposed to be many times larger than the bottom metric.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report    3

Portfolio Manager

Connor Browne, CFA

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge what we believe is the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 35–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

4    This page is not part of the Semi-Annual Report

Key Portfolio Attributes

As of March 31, 2014

Portfolio P/E Trailing 12-months*	20.5x
Portfolio Price to Cash Flow*	10.6x
Portfolio Price to Book Value*	2.5x
Median Market Cap*	$14.4 B
7-Year Beta (A Shares vs. S&P 500)*	1.14
Number of Companies	57
* Source: FactSet

Market Capitalization Exposure

As of March 31, 2014

Basket Structure

As of March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

A Shares (Incep: 10/2/95)	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Without sales charge	28.86%	7.90%	18.82%	6.55%	9.93%
With sales charge	23.04%	6.25%	17.73%	6.06%	9.65%
S&P 500 Index (Since 10/2/95)	21.86%	14.66%	21.16%	7.42%	8.52%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.40%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Thermo Fisher Scientific, Inc.	Anadarko Petroleum Corp.
Google, Inc.	Tokyo Steel Manufacturing Co., Ltd.
Level 3 Communications, Inc.	Covanta Holding Corp.
Gogo, Inc.	China Mobile Ltd.
Aramark Holdings Corp.	ADT Corp.

Source: FactSet

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2014 Certified Semi-Annual Report

Thornburg Value Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2014

Dear Fellow Shareholders,

The first half of our current fiscal year proved strong for the Thornburg Value Fund and the U.S. equity market. The Fund returned 13.52% per Class A share at net asset value (NAV) in the six months ended March 31, 2014, versus a 12.51% advance for the S&P 500 Index. While most of the period was positive, we were pleased the Fund exhibited better downside protection than the market during January’s volatility, declining materially less than the S&P 500 Index did that month. We continue to work hard on bolstering its “consistent earnings” characteristics, and seeking to position the Fund for outperformance in any market environment.

The Thornburg Value Fund benefitted from positive stock selection in the period, with our best picks in the information technology, consumer discretionary and telecommunication sectors. Our stock selection was weak during the six months in the industrials, materials and health care sectors. Our relative exposure (what we call allocation effect) was a slight drag on the Fund’s performance, and our reasonably large cash position (5.8% on average for the six months) hurt performance given the considerable gains among both our stocks and the index during the period. We benefitted from our overweight position in health care stocks and our underweight in consumer staples stocks. Our overweight in telecommunication stocks hurt performance on an allocation basis, although we again benefitted from good stock picking within that sector during the period.

Our top contributors during the six months were Thermo Fisher Scientific, Google, Level 3 Communications, Gogo and Aramark. We have long believed that Thermo Fisher’s predictable top-line growth, steady operating margin expansion, strong cash return, and value-creating acquisitions were worth more than the low forward price/earnings valuation the market afforded the company over the last few years. We recently saw strong execution at the company, which garnered it a higher forward price/earnings multiple. Thermo Fisher has long been a large “consistent earner” in the Fund. Google, meanwhile, has continued to gain share within online advertising, which we will discuss a bit more below.

Level 3 Communications is another long-time holding of the Fund: we had invested successfully in the company’s debt before initiating our equity investment in the company in 2010. This year should mark a turn to strong free cash flow generation at Level 3, which we believe will make the company’s strategic fiber assets more appealing to both investors and potential acquirers. Gogo and Aramark both debuted with initial public offerings during 2013. Gogo is the leading provider of in-flight WiFi service on flights in the United States. We did a good job of sticking to our guns and adding during bouts of weakness in its share price. After going public at $17 in June 2013, the stock has traded as low as $9.71 and as high as $35.77 in the ensuing 10 months. Given the swings, the market gave us ample opportunity to both buy and sell Gogo shares during the period, generating a tidy profit for Fund shareholders. Aramark is a leading provider of food and other institutional services for large corporate clients all over the world. But it’s more than cafeteria food. The next time you get a Primanti Brothers sandwich at Heinz Field in Pittsburgh, try to remember it’s actually Aramark that is serving it up! Aramark was recently brought to market by private equity sponsors Warburg Pincus, Goldman Sachs, and Thomas H. Lee Partners, among others. This looks like a predictable, cash generative business to us, and we believe the company can support its lowered (though still reasonably high) leverage. Eric Foss, installed as Aramark’s new chief executive in 2012, and a Pepsi Beverage Co. alum, seems to have already improved Aramark’s corporate culture and driven robust operating metrics.

Given the strong market environment, it’s not surprising that our top-five contributors added more than 2.5 times what our bottom five cost during the period. ADT, Tokyo Steel, China Mobile, Covanta, and Anadarko were our five worst stocks from October 2013 through March 2014. ADT is the leading provider of home security systems in the U.S. We invested on the company’s spin-off from Tyco in late 2012. We like its leading position in a fragmented U.S. market, in which home security penetration reaches just 20% or so, yet has been growing steadily over the last few years. Further, the firm’s ADT Pulse offering hints at the promise of the connected home (and promised higher

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

average selling prices for ADT). Unfortunately, weak year-end 2013 results suggest that the competitive environment (with AT&T and Comcast now actively competing in this space) has intensified more than we had anticipated. We sold the stock on fundamental deterioration.

Tokyo Steel had been a long-time portfolio holding on the belief that a new mini-mill in Japan presented good upside relative to controlled downside, not to mention a solid balance sheet. However, we recently determined that our estimates of over-supply in Chinese steel manufacturing had been too low, and that overcapacity puts in jeopardy Tokyo Steel’s ability to monetize its new facility. We sold the stock in early 2014. Our original investment in Tokyo Steel came in 2010. Prior to our sale, the stock rebounded dramatically from its lows in late 2012. Still, we sold the stock at a price significantly lower than our original purchase price and cost basis.

China Mobile traded weaker during the first half of the six-month period on increasing costs associated with the rollout of its 4G network in China. We believe long-term promise remains as China Mobile works to monetize data usage on a faster network over the coming years. Covanta operates a network of waste-to-energy plants in the U.S., literally generating trash-fired electricity. Because landfills generate greenhouse gases (mostly methane), burning the trash to generate energy is actually cleaner than coal-fired generation. Covanta is undertaking investment to expand capacity, while maintenance spending has also ticked higher, causing some investors to question Covanta’s ability to generate free cash flow over the coming years. We are long-term believers in Covanta’s growth prospects. Anadarko traded lower due to an unfavorable court decision involving environmental liabilities related to a spinoff from its Kerr-McGee unit (known as the Tronox Lawsuit). We sold Anadarko on the news, a decision that, in retrospect, cost our shareholders money. At the time we were uncomfortable with the uncertainty introduced by this unfavorable court ruling. Since our sale, Anadarko settled the suit in a $5 billion deal — much less than the possible $15 billion liability. The stock rebounded on settlement news.

Separately, we highlight two recent areas of interest for the Fund: online advertising and energy. By one measure, worldwide advertising spending reached $490 billion last year, with online advertising representing $118 billion, or 24% of the total, up from just 13% five years ago. This growth may seem surprising. Perhaps more surprising is that television advertising still represents 40% of the total. You may now associate television advertising with the blurs that move across your screen when you fast-forward your digital video recorder to immediately continue with your favorite show. Or perhaps you use it for a run to the kitchen, or to look down at your tablet or smartphone. Yet even with increasing distractions and marginalization, television advertising remains the Holy Grail of brand advertisers. But we anticipate this will change over the coming years. We have long had a successful investment in Google, the leader in online advertising. During the latest six-month period, we participated in a successful investment in Facebook (recently sold at our price target). We also initiated a small position in Marin Software, a small-cap “emerging franchise” company that we believe is well-positioned to benefit from the growth in online advertising and looks very cheap relative to its prospects. This is an area the team is following closely and one in which we will likely invest for many years to come.

Within energy, sentiment has soured on the prospects for the companies that own vessels used for offshore drilling. We think this is primarily because we are on the cusp of a significant increase in the number of these vessels available to rent. With more supply relative to demand, it’s not surprising that the “day rates,” (i.e. the rental price) may head lower. What has been interesting to us is how many of the companies that supply goods to the offshore drilling space have been dragged lower as well. Frank’s International is an example of a “basic value” company in the portfolio. It mainly supplies tubular casing products and services to both offshore and onshore drillers. Our contention is that the volume of its casings, rather than the day rates of the ships that deploy Frank’s casings, is what will matter for its stock value. More drilling rigs, we believe, will mean more boreholes drilled. We have found a number of exciting investments within the energy space over the last year or so and today have an overweight position in the industry group relative to the S&P 500 Index.

8    Certified Semi-Annual Report

Letter to Shareholders,

Continued

In summary, it was a good first half year for the Thornburg Value Fund. We continue to work to bolster the “consistent earnings” aspects of the portfolio, and are pleased with our progress on this front over the last year and a half. In addition to work on the overall characteristics of Thornburg Value Fund, day in day out the investment team is also focused on finding the next great new investment idea for the portfolio. We are pleased with recent research activity and believe the group of stocks we own today represents a diverse selection of promising companies currently trading at a discount to our calculation of their intrinsic value.

Thank you for your continued trust.

Sincerely,

Connor Browne, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

Schedule of Investments

Thornburg Value Fund	March 31, 2014 (Unaudited)

Top Ten Equity Holdings

As of 3/31/14

Gilead Sciences, Inc.	4.2%
Thermo Fisher Scientific, Inc.	3.2%
Total SA	3.1%
Google, Inc.	3.0%
Express Scripts Holding Company	2.8%
JPMorgan Chase & Co.	2.6%
Walgreen Co.	2.4%
INPEX Corp.	2.3%
Zoetis, Inc.	2.3%
Life Time Fitness, Inc.	2.1%

Summary of Industry Exposure

As of 3/31/14

Pharmaceuticals, Biotechnology & Life Sciences	13.9%
Energy	13.4%
Consumer Services	12.2%
Software & Services	9.3%
Diversified Financials	5.7%
Telecommunication Services	5.5%
Retailing	5.0%
Banks	4.6%
Food, Beverage & Tobacco	4.1%
Food & Staples Retailing	3.8%
Health Care Equipment & Services	2.8%
Insurance	2.1%
Real Estate	2.1%
Commercial & Professional Services	2.0%
Materials	1.7%
Utilities	1.7%
Consumer Durables & Apparel	1.5%
Technology Hardware & Equipment	1.5%
Transportation	1.5%
Capital Goods	1.4%
Other Assets & Liabilities	4.2%

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 95.76%

BANKS — 4.58%

Banks — 2.91%
First Republic Bank	286,300	$15,457,337
Sterling Financial Corp.	436,729	14,556,178
Thrifts & Mortgage Finance — 1.67%
[a] NMI Holdings, Inc.	1,469,000	17,216,680

		47,230,195

CAPITAL GOODS — 1.46%
Building Products — 0.54%
[a] Continental Building Products, Inc.	295,400	5,565,336
Trading Companies & Distributors — 0.92%
Fly Leasing Ltd. ADR	635,593	9,533,895

		15,099,231

COMMERCIAL & PROFESSIONAL SERVICES — 1.99%
Commercial Services & Supplies — 0.99%
Covanta Holding Corp.	564,300	10,185,615
Professional Services — 1.00%
Nielsen Holdings N.V.	230,533	10,288,688

		20,474,303

CONSUMER DURABLES & APPAREL — 1.55%
Household Durables — 1.55%
Tupperware Brands Corp.	190,926	15,991,962

		15,991,962

10    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
CONSUMER SERVICES — 12.18%
Diversified Consumer Services — 2.82%
[a] Bright Horizons Family Solutions, Inc.	272,000	$10,637,920
[a] Nord Anglia Education, Inc.	963,594	18,472,097
Hotels, Restaurants & Leisure — 9.36%
Aramark Holdings Corp.	728,948	21,081,176
[a] Life Time Fitness, Inc.	458,141	22,036,582
[a] MGM Resorts International	499,941	12,928,474
[a] Norwegian Cruise Line Holdings Ltd.	633,200	20,433,364
Starbucks Corp.	272,300	19,981,374

		125,570,987

DIVERSIFIED FINANCIALS — 5.70%
Capital Markets — 2.07%
The Blackstone Group LP	640,700	21,303,275
Diversified Financial Services — 3.63%
Citigroup, Inc.	214,400	10,205,440
JPMorgan Chase & Co.	448,940	27,255,147

		58,763,862

ENERGY — 13.44%
Energy Equipment & Services — 3.17%
[a] Dresser-Rand Group, Inc.	319,100	18,638,631
Frank’s International N.V.	568,061	14,076,552
Oil, Gas & Consumable Fuels — 10.27%
[a] Antero Resources Corp.	129,000	8,075,400
[a] Bankers Petroleum Ltd.	3,735,020	18,176,759
HollyFrontier Corp.	312,000	14,844,960
INPEX Corp.	1,834,800	23,802,715
Pacific Rubiales Energy Corp.	525,300	9,460,627
Total SA	480,800	31,528,998

		138,604,642

FOOD & STAPLES RETAILING — 3.85%
Food & Staples Retailing — 3.85%
Koninklijke Ahold NV	722,215	14,506,498
Walgreen Co.	381,900	25,216,857

		39,723,355

FOOD, BEVERAGE & TOBACCO — 4.11%
Food Products — 4.11%
Mead Johnson Nutrition Co.	263,700	21,924,018
Mondelez International, Inc.	593,000	20,488,150

		42,412,168

HEALTH CARE EQUIPMENT & SERVICES — 2.77%
Health Care Providers & Services — 2.77%
[a] Express Scripts Holding Company	379,687	28,510,697

		28,510,697

INSURANCE — 2.09%
Insurance — 2.09%
MetLife, Inc.	408,140	21,549,792

		21,549,792

MATERIALS — 1.68%
Chemicals — 0.62%
LyondellBasell Industries NV	72,100	6,412,574
Metals & Mining — 1.06%
[a] Horsehead Holding Corp.	650,400	10,939,728

		17,352,302

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 13.92%
Biotechnology — 4.22%
[a] Gilead Sciences, Inc.	613,486	$43,471,618
Life Sciences Tools & Services — 3.19%
Thermo Fisher Scientific, Inc.	273,800	32,921,712
Pharmaceuticals — 6.51%
[a] Endo International plc	109,200	7,496,580
Roche Holding AG	69,216	20,747,967
[a] Valeant Pharmaceuticals International, Inc.	118,517	15,624,096
Zoetis, Inc.	802,950	23,237,373

		143,499,346

REAL ESTATE — 2.08%
Real Estate Investment Trusts — 2.08%
Invesco Mortgage Capital, Inc.	648,100	10,674,207
Two Harbors Investment Corp.	1,048,400	10,746,100

		21,420,307

RETAILING — 4.99%
Internet & Catalog Retail — 1.47%
[a] Amazon.com, Inc.	44,938	15,122,536
Multiline Retail — 2.04%
Target Corp.	346,900	20,990,919
Specialty Retail — 1.48%
[a] AutoZone, Inc.	28,449	15,279,958

		51,393,413

SOFTWARE & SERVICES — 9.27%
Internet Software & Services — 7.73%
[a] Facebook, Inc.	164,700	9,921,528
[a] Google, Inc.	28,174	31,400,205
[a] Marin Software, Inc.	755,307	7,983,595
[a] VeriSign, Inc.	333,500	17,978,985
[a] Yahoo!, Inc.	345,093	12,388,838
Software — 1.54%
Activision Blizzard, Inc.	778,400	15,910,496

		95,583,647

TECHNOLOGY HARDWARE & EQUIPMENT — 1.49%
Electronic Equipment, Instruments & Components — 1.49%
CDW Corp.	561,200	15,399,328

		15,399,328

TELECOMMUNICATION SERVICES — 5.46%
Diversified Telecommunication Services — 1.90%
[a] Level 3 Communications, Inc.	500,951	19,607,222
Wireless Telecommunication Services — 3.56%
China Mobile Ltd.	2,088,888	19,120,872
SoftBank Corp.	231,925	17,526,668

		56,254,762

TRANSPORTATION — 1.49%
Airlines — 1.49%
[a] American Airlines Group, Inc.	420,500	15,390,300

		15,390,300

UTILITIES — 1.66%
Electric Utilities — 1.66%
ITC Holdings Corp.	458,100	17,110,035

		17,110,035

TOTAL COMMON STOCK (Cost $717,749,104)		987,334,634

12    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 4.17%

Ameren Corp., 0.25%, 4/1/2014	$15,000,000	$15,000,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014 due 4/1/2014, repurchase price $14,000,093 collateralized by 6 U.S. Government debt securities and 13 corporate debt securities, having an average coupon of 4.50%, a minimum credit rating of BBB-, maturity dates from 3/1/2016 to 3/1/2044, and having an aggregate market value of $14,673,870 at 3/31/2014	14,000,000	14,000,000
Kansas City Power & Light, 0.19%, 4/1/2014	14,000,000	14,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $43,000,000)		43,000,000

TOTAL INVESTMENTS — 99.93% (Cost $760,749,104)		$1,030,334,634
OTHER ASSETS LESS LIABILITIES — 0.07%		754,278

NET ASSETS — 100.00%		$1,031,088,912

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

Statement of Assets and Liabilities

Thornburg Value Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $760,749,104) (Note 2)	$1,030,334,634
Cash	1,041,432
Receivable for fund shares sold	1,261,921
Unrealized appreciation on forward currency contracts (Note 7)	244,266
Dividends receivable	2,682,112
Dividend and interest reclaim receivable	1,057,829
Interest receivable	93
Prepaid expenses and other assets	26,620

Total Assets	1,036,648,907

LIABILITIES
Payable for investments purchased	433,886
Payable for fund shares redeemed	2,662,042
Unrealized depreciation on forward currency contracts (Note 7)	748,838
Payable to investment advisor and other affiliates (Note 3)	1,093,852
Accounts payable and accrued expenses	621,377

Total Liabilities	5,559,995

NET ASSETS	$1,031,088,912

NET ASSETS CONSIST OF
Undistributed net investment income	$2,253,299
Net unrealized appreciation on investments	269,129,654
Accumulated net realized gain (loss)	(660,784,870)
Net capital paid in on shares of beneficial interest	1,420,490,829

$1,031,088,912

14    Certified Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($425,839,167 applicable to 9,197,385 shares of beneficial interest outstanding - Note 4)	$46.30
Maximum sales charge, 4.50% of offering price	2.18

Maximum offering price per share	$48.48

Class B Shares:
Net asset value per share* ($6,092,688 applicable to 143,598 shares of beneficial interest outstanding - Note 4)	$42.43

Class C Shares:
Net asset value and offering price per share* ($179,591,723 applicable to 4,151,178 shares of beneficial interest outstanding - Note 4)	$43.26

Class I Shares:
Net asset value, offering and redemption price per share ($289,413,577 applicable to 6,094,081 shares of beneficial interest outstanding - Note 4)	$47.49

Class R3 Shares:
Net asset value, offering and redemption price per share ($80,601,863 applicable to 1,751,750 shares of beneficial interest outstanding - Note 4)	$46.01

Class R4 Shares:
Net asset value, offering and redemption price per share ($13,834,018 applicable to 297,833 shares of beneficial interest outstanding - Note 4)	$46.45

Class R5 Shares:
Net asset value, offering and redemption price per share ($35,715,876 applicable to 753,224 shares of beneficial interest outstanding - Note 4)	$47.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

Statement of Operations

Thornburg Value Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $296,054)	$8,957,001
Interest income	187,421

Total Income	9,144,422

EXPENSES
Investment advisory fees (Note 3)	4,323,904
Administration fees (Note 3)
Class A Shares	262,430
Class B Shares	4,379
Class C Shares	109,338
Class I Shares	71,039
Class R3 Shares	50,515
Class R4 Shares	8,513
Class R5 Shares	9,750
Distribution and service fees (Note 3)
Class A Shares	525,385
Class B Shares	35,058
Class C Shares	875,769
Class R3 Shares	202,256
Class R4 Shares	16,519
Transfer agent fees
Class A Shares	193,150
Class B Shares	8,469
Class C Shares	111,790
Class I Shares	148,900
Class R3 Shares	105,175
Class R4 Shares	28,715
Class R5 Shares	86,734
Registration and filing fees
Class A Shares	26,336
Class B Shares	15,641
Class C Shares	16,503
Class I Shares	28,287
Class R3 Shares	14,191
Class R4 Shares	19,458
Class R5 Shares	17,178
Custodian fees (Note 3)	78,101
Professional fees	23,077
Accounting fees	11,275
Trustee fees	16,500
Other expenses	85,536

Total Expenses	7,529,871
Less:
Expenses reimbursed by investment advisor (Note 3)	(452,356)
Fees paid indirectly (Note 3)	(1,431)

Net Expenses	7,076,084

Net Investment Income	$2,068,338

16    Certified Semi-Annual Report

Statement of Operations, Continued

Thornburg Value Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$93,904,639
Forward currency contracts (Note 7)	556,405
Foreign currency transactions	619

94,461,663

Net change in unrealized appreciation (depreciation) on:
Investments	31,122,457
Forward currency contracts (Note 7)	1,255,927
Foreign currency translations	19,179

32,397,563

Net Realized and Unrealized Gain	126,859,226

Net Increase in Net Assets Resulting from Operations	$128,927,564

See notes to financial statements.

Certified Semi-Annual Report    17

Statements of Changes in Net Assets

Thornburg Value Fund

`	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,068,338	$3,718,506
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	94,461,663	331,336,839
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	32,397,563	(27,191,377)

Net Increase (Decrease) in Net Assets Resulting from Operations	128,927,564	307,863,968

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(589,593)	—
Class I Shares	(1,458,780)	—
Class R3 Shares	(79,981)	—
Class R5 Shares	(196,131)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(26,981,667)	(172,341,686)
Class B Shares	(2,227,979)	(3,907,108)
Class C Shares	(8,776,179)	(59,014,808)
Class I Shares	(17,963,116)	(946,785,706)
Class R3 Shares	(10,279,381)	(73,825,363)
Class R4 Shares	(1,243,946)	(38,506,401)
Class R5 Shares	(16,290,996)	(101,143,356)

Net Increase (Decrease) in Net Assets	42,839,815	(1,087,660,460)

NET ASSETS
Beginning of Period	988,249,097	2,075,909,557

End of Period	$1,031,088,912	$988,249,097

Undistributed net investment income	$2,253,299	$2,509,446

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg Value Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but

Certified Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$987,334,634	$987,334,634	$—	$—
Short Term Investments	43,000,000	—	43,000,000	—

Total Investments in Securities	$1,030,334,634	$987,334,634	$43,000,000	$—
Other Financial Instruments**
Forward Currency Contracts	$244,266	$—	$244,266	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(748,838)	$—	$(748,838)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2014 is as follows:

	COMMON STOCK	TOTAL(d)
Beginning Balance 9/30/2013	$19,006,875	$19,006,875
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	654,835	654,835
Gross Purchases	—	—
Gross Sales	(17,549,835)	(17,549,835)
Net Change in Unrealized Appreciation (Depreciation)(b)	(2,111,875)	(2,111,875)
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 3/31/2014	$—	$—

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.

(b)	Total amount of Net Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.

(c)	Transfers into or out of Level 3, if any, were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(d)	Level 3 investments represent 0.00% of total Net Assets at the six months ended March 31, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of

Certified Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

22    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $13,964 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,527 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $12,730 for Class B shares, $108,625 for Class I shares, $186,275 for Class R3 shares, $49,185 for Class R4 Shares, and $95,541 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $1,431.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	552,337	$23,903,990	990,544	$35,429,228
Shares issued to shareholders in reinvestment of dividends	12,662	566,734	—	—
Shares repurchased	(1,169,586)	(51,452,391)	(6,108,915)	(207,770,914)

Net increase (decrease)	(604,587)	$(26,981,667)	(5,118,371)	$(172,341,686)

Certified Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class B Shares
Shares sold	2,561	$103,455	11,596	$373,198
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(57,297)	(2,331,434)	(132,662)	(4,280,306)

Net increase (decrease)	(54,736)	$(2,227,979)	(121,066)	$(3,907,108)

Class C Shares
Shares sold	108,988	$4,474,444	145,246	$4,955,724
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(322,343)	(13,250,623)	(2,009,306)	(63,970,532)

Net increase (decrease)	(213,355)	$(8,776,179)	(1,864,060)	$(59,014,808)

Class I Shares
Shares sold	443,630	$20,159,217	1,635,597	$56,615,433
Shares issued to shareholders in reinvestment of dividends	30,667	1,406,688	—	—
Shares repurchased	(873,650)	(39,529,021)	(29,391,044)	(1,003,401,139)

Net increase (decrease)	(399,353)	$(17,963,116)	(27,755,447)	$(946,785,706)

Class R3 Shares
Shares sold	137,810	$6,025,475	357,157	$12,317,281
Shares issued to shareholders in reinvestment of dividends	1,756	78,091	—	—
Shares repurchased	(376,611)	(16,382,947)	(2,557,083)	(86,142,644)

Net increase (decrease)	(237,045)	$(10,279,381)	(2,199,926)	$(73,825,363)

Class R4 Shares
Shares sold	31,395	$1,370,311	206,484	$7,178,924
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(59,830)	(2,614,257)	(1,340,402)	(45,685,325)

Net increase (decrease)	(28,435)	$(1,243,946)	(1,133,918)	$(38,506,401)

Class R5 Shares
Shares sold	56,512	$2,542,855	292,466	$10,395,703
Shares issued to shareholders in reinvestment of dividends	4,016	183,909	—	—
Shares repurchased	(431,163)	(19,017,760)	(3,207,257)	(111,539,059)

Net increase (decrease)	(370,635)	$(16,290,996)	(2,914,791)	$(101,143,356)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $360,923,314 and $441,148,144, respectively.

24    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$760,749,104

Gross unrealized appreciation on a tax basis	$279,966,042
Gross unrealized depreciation on a tax basis	(10,380,512)

Net unrealized appreciation (depreciation) on investments (tax basis)	$269,585,530

At March 31, 2014, the Fund had cumulative tax basis capital losses of $308,498,210 (of which $141,061,115 is short-term and $167,437,095 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred prior to October 31, 2011, which may expire prior to utilization.

Capital loss carryforwards that occurred prior October 31, 2011, expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Certified Semi-Annual Report    25

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

The following table displays the outstanding forward currency contracts at March 31, 2014:

	OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	31,026,600	05/30/2014	42,739,308	$—	$(748,838)
Japanese Yen	Sell	3,475,780,200	08/26/2014	33,702,546	244,266	—

Total					$244,266	$(748,838)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2014

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$244,266

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(748,838)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $504,572. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$556,405	$556,405

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$1, 255,927	$1,255,927

26    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2014 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    27

Financial Highlights

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVEST- MENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$40.84	0.09	5.43	5.52	(0.06)	—	(0.06)	$46.30	0.43	(d)	1.37	(d)	1.37	(d)	1.37	(d)	13.52	37.49	$425,839
2013(b)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23		1.40		1.40		1.40		29.61	61.50	$400,275
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)		1.32		1.32		1.32		13.71	54.16	$470,120
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)		1.28		1.28		1.28		(8.97)	64.14	$825,700
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65		1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(b)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58		1.34		1.34		1.34		7.65	83.00	$1,204,450
CLASS B SHARES
2014(c)	$37.55	(0.12)	5.00	4.88	—	—	—	$42.43	(0.62	)(d)	2.34	(d)	2.34	(d)	2.70	(d)	13.00	37.49	$6,093
2013	$29.25	(0.24)	8.54	8.30	—	—	—	$37.55	(0.74)		2.37		2.37		2.47		28.38	61.50	$7,448
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)		2.34		2.34		2.36		12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)		2.19		2.19		2.19		(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)		2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74		2.22		2.22		2.22		6.72	83.00	$38,630
CLASS C SHARES
2014(c)	$38.26	(0.07)	5.07	5.00	—	—	—	$43.26	(0.36	)(d)	2.16	(d)	2.16	(d)	2.16	(d)	13.07	37.49	$179,592
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)		2.18		2.18		2.18		28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)		2.09		2.09		2.09		12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)		2.03		2.03		2.03		(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)		2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81		2.12		2.12		2.12		6.83	83.00	$361,966
CLASS I SHARES
2014(c)	$41.96	0.18	5.58	5.76	(0.23)	—	(0.23)	$47.49	0.81	(d)	0.99	(d)	0.99	(d)	1.07	(d)	13.75	37.49	$289,413
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59		0.98		0.98		1.01		30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07		0.93		0.93		0.93		14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27		0.91		0.91		0.91		(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97		0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94		0.98		0.97		1.00		8.04	83.00	$1,575,522
CLASS R3 SHARES
2014(c)	$40.56	0.09	5.40	5.49	(0.04)	—	(0.04)	$46.01	0.43	(d)	1.35	(d)	1.35	(d)	1.81	(d)	13.55	37.49	$80,602
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29		1.34		1.34		1.78		29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)		1.35		1.35		1.66		13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)		1.35		1.35		1.64		(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57		1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57		1.35		1.35		1.72		7.62	83.00	$162,231
CLASS R4 SHARES
2014(c)	$40.89	0.12	5.44	5.56	—	—	—	$46.45	0.55	(d)	1.24	(d)	1.24	(d)	1.97	(d)	13.60	37.49	$13,834
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39		1.25		1.25		1.67		29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)		1.25		1.25		1.50		13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)		1.25		1.25		1.47		(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63		1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65		1.25		1.25		1.54		7.74	83.00	$44,037
CLASS R5 SHARES
2014(c)	$41.89	0.17	5.58	5.75	(0.22)	—	(0.22)	$47.42	0.74	(d)	0.98	(d)	0.98	(d)	1.47	(d)	13.73	37.49	$35,716
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63		0.99		0.99		1.37		30.13	61.50	$47,076
2012	$28.22	— (e)	3.98	3.98	(0.01)	—	(0.01)	$32.19	—	(f)	0.99		0.99		1.17		14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20		0.98		0.99		1.09		(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91		0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93		0.98		0.98		1.18		8.05	83.00	$165,663

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net Investment Income (Loss) was less than $0.01 per share.
(f)	Net Investment Income (Loss) was less than 0.01% per share.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

Expense Example

Thornburg Value Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,135.20	$7.29
Hypothetical*	$1,000.00	$1,018.10	$6.89
Class B Shares
Actual	$1,000.00	$1,130.00	$12.43
Hypothetical*	$1,000.00	$1,013.26	$11.75
Class C Shares
Actual	$1,000.00	$1,130.70	$11.49
Hypothetical*	$1,000.00	$1,014.15	$10.86
Class I Shares
Actual	$1,000.00	$1,137.50	$5.27
Hypothetical*	$1,000.00	$1,020.00	$4.98
Class R3 Shares
Actual	$1,000.00	$1,135.50	$7.19
Hypothetical*	$1,000.00	$1,018.20	$6.79
Class R4 Shares
Actual	$1,000.00	$1,136.00	$6.62
Hypothetical*	$1,000.00	$1,018.73	$6.25
Class R5 Shares
Actual	$1,000.00	$1,137.30	$5.24
Hypothetical*	$1,000.00	$1,020.03	$4.95

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; B: 2.34%; C: 2.16%; I: 0.99%; R3: 1.35%; R4: 1.24%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

Index Comparison

Thornburg Value Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)	23.04%	6.25%	17.73%	6.06%	9.65%
Class B Shares (Incep: 4/3/00)	22.61%	5.82%	17.49%	5.84%	3.58%
Class C Shares (Incep: 10/2/95)	26.84%	7.06%	17.90%	5.75%	9.08%
Class I Shares (Incep: 11/2/98)	29.35%	8.33%	19.26%	6.96%	7.22%
Class R3 Shares (Incep: 7/1/03)	28.90%	7.90%	18.79%	6.53%	7.45%
Class R4 Shares (Incep: 2/1/07)	29.03%	8.01%	18.91%	—	3.69%
Class R5 Shares (Incep: 2/1/05)	29.32%	8.29%	19.22%	—	7.20%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report    31

Other Information

Thornburg Value Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH170

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IMPORTANT INFORMATION

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 43 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Portfolio Managers

Lei Wang, CFA            Bill Fries, CFA

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio diversified by country, sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12-8 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

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Key Portfolio Attributes

As of March 31, 2014

Portfolio P/E Trailing 12-months*	17.4x

Portfolio Price to Cash Flow*	10.3x

Portfolio Price to Book Value*	1.9x

Median Market Cap*	$45.6 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.89

Number of Companies	68

* Source: FactSet

Market Capitalization Exposure

As of March 31, 2014

Basket Structure

As of March 31, 2014

Average Annual Total returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	7.25%	1.77%	12.94%	7.29%	8.17%
With sales charge	2.44%	0.22%	11.91%	6.80%	7.86%
MSCI EAFE Index (Since 5/28/98)	17.56%	7.21%	16.02%	6.53%	4.58%
MSCI AC World ex-U.S. Index (Since 5/28/98)	12.81%	4.63%	16.04%	7.59%	5.55%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.25%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2014

Top Contributors	Top Detractors
Novo Nordisk A/S	Mitsubishi UFJ Financial Group, Inc.
Intesa Sanpaolo S.p.A.	Lululemon Athletica, Inc.
Roche Holding AG	Komatsu Ltd.
Kingfisher plc	China Mobile Ltd.
ING Groep N.V.	Toyota Motor Corp.

Source: FactSet

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Thornburg International Value Fund –

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

April 22, 2014

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg International Value Fund’s investment activities for the six-month period ended March 31, 2014. In addition, we will comment on the overall investment landscape. Developed-market indices remained resilient through the six months ended March 31, 2014, with the notable exception of Japan, which gave back some of the pronounced 2013 strength. Stocks have now reversed much of the valuation de-rating since the Great Financial Crisis. In contrast, emerging markets remained choppy as concerns about the timing of the U.S. Federal Reserve’s stimulus “taper,” slowing growth in China, currency issues and geopolitical uncertainty surrounding Russia and the Ukraine weighed on returns. Near the end of the period, global markets began a rotation favoring value over growth stocks that resulted in a downturn in higher-valuation equities, including the technology sector, where some issues, including our holdings in the emerging-market Internet space, corrected sharply.

For the six-months ended March 31, 2014, the Thornburg International Value Fund returned a negative 0.73% for Class A shares at net asset value (NAV), versus a 5.45% advance for the MSCI All Country World ex-U.S. Index and 6.41% gain for the MSCI EAFE Index. The disappointing results reflect exposure to the above mentioned factors as well as to a variety of company specific issues. We are active managers, typically holding less than 10% of the stocks in the benchmark indices. This often serves as an enabler of better-than-benchmark returns, but also opens the possibility of underperformance, such as we just experienced. Nonetheless, we remain confident in our pursuit of benchmark-beating returns over time.

In general, our best-performing stocks benefitted from better macroeconomic conditions in Europe, valuation re-rating, and company specific developments. Intesa Sanpaolo, a leading Italian bank with a sound capital structure, returned 64% amid an improving domestic economy. Novo Nordisk, the Danish pharmaceutical leader in diabetes treatments and our largest holding, was up 35% as risks to its drug development subsided and competitive challenges abated. ING Groep, the Dutch bank and insurance company that is restructuring to concentrate on its banking franchise, gained 25%. Roche’s continued progress on its cancer therapy portfolio and Kingfisher’s strong position in the U.K. home improvement market led to both stocks contributing positively in the period.

Detractors were disproportionately weighted toward Asia and emerging-market stocks. Japanese financials, including Mitsubishi UFJ Financial, Sumitomo Mitsui Trust, and Mitsubishi Estate, undercut performance amid growing concerns about the ultimate success of Prime Minister Shinzo Abe’s reform initiatives and the impact of the country’s consumption tax increases. Many emerging-market holdings trended lower on worries over growth, currency movements and increased political and economic uncertainty. Poor performance in China Mobile, Industrial and Commercial Bank of China, Natura Cosmeticos (a Brazilian cosmetics manufacturer), Yandex (the leading Russian Internet search engine), MercadoLibre (the Latin American e-commerce retailer), and Standard Chartered Bank all reflect these issues to varying degrees. Athletic apparel company Lululemon Athletica declined amid a product snafu, supply chain issues and its transition to becoming a wider-reaching international company with a broader line of merchandise. Rolls-Royce and Syngenta each suffered declines in the outlook for their respective end-markets, leading us to trim these positions in favor of better opportunities.

Broadly speaking, equities currently stand at valuation levels close to long-term averages. Most macroeconomic indicators point to improving, though arguably sluggish growth in a subdued inflation and interest-rate environment. Given this backdrop, stocks remain an appealing alternative for investors to fulfill long-term investment objectives for income, capital appreciation, or both. New purchases included companies undergoing change to unlock value and generate attractive levels of cash. For example, Rio Tinto (a leading Australian metals and minerals miner) and Total (a French integrated oil and gas company) are both entering phases of significant operational improvement and lower capital expenditure that should yield considerable free cash flow. Our purchase of Sony reflects the early stages of an effort to boost shareholder returns, as it restructures loss-generating television and personal computing businesses and builds its Playstation franchise into an integrated platform incorporating access to content delivered over the Internet. Tencent and Sands China reflect our pursuit of emerging franchises that have scalable business models. Tencent’s mobile-focused social media services in China, and Sands China Macau gaming properties also encompass hard-to-replicate assets with compelling long-term prospects.

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LETTER TO SHAREHOLDERS,

CONTINUED

Stock sales and trims reflected both changes to our assessment of companies’ earnings power and our attention to risk management. We eliminated positions in various basic-value stocks, including Tullow Oil, Teck Resources and CNOOC, where a reassessment of free cash flow generation over the next few years led to a diminished risk-reward balance compared to new positions discussed above. In addition, we eliminated two emerging-franchise stocks in Yandex and MercadoLibre, as noted above, due to increased geopolitical and foreign exchange risks.

Despite recent results, we remain confident in our approach to stock selection. Please review our long-term performance and current portfolio holdings, which are readily available at www.thornburginvestments.com and also listed in this report. We take comfort in the quality and potential of the companies we hold, and expect you will, too.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Lei Wang, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2014 (Unaudited)

Top Ten Equity Holdings

As of 3/31/14

Novo Nordisk A/S	3.0%
Mitsubishi UFJ Financial Group, Inc.	2.9%
Roche Holding AG	2.7%
Toyota Motor Corp.	2.6%
Kingfisher plc	2.5%

Publicis Groupe	2.4%
LVMH Moet Hennessy Louis Vuitton SA	2.3%
Novartis AG	2.2%
Reckitt Benckiser plc	2.2%
Schlumberger Ltd.	2.1%

Summary of Industry Exposure

As of 3/31/14

Banks	11.8%
Pharmaceuticals, Biotechnology & Life Sciences	9.0%
Diversified Financials	8.2%
Software & Services	7.7%
Consumer Durables & Apparel	7.6%
Automobiles & Components	5.6%
Capital Goods	5.4%
Food, Beverage & Tobacco	5.4%
Media	5.2%
Retailing	4.2%
Energy	4.1%

Consumer Services	4.0%
Telecommunication Services	3.6%
Health Care Equipment & Services	2.5%
Semiconductors & Semiconductor Equipment	2.3%
Household & Personal Products	2.2%
Materials	2.1%
Insurance	1.5%
Transportation	1.3%
Real Estate	1.1%
Commercial & Professional Services	1.0%
Other Assets & Liabilities	4.2%

Summary of Country Exposure

As of 3/31/14 (percent of equity holdings)

Japan	17.7%
United Kingdom	15.3%
Switzerland	10.3%
France	9.9%
China	8.2%
Germany	6.7%
Netherlands	5.1%
United States	3.5%
Hong Kong	3.3%
Denmark	3.1%

Ireland	3.1%
Canada	2.8%
Spain	2.6%
Italy	2.0%
Sweden	1.7%
Belgium	1.6%
Finland	1.0%
Macao	0.9%
Taiwan	0.7%
Brazil	0.5%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.77%
AUTOMOBILES & COMPONENTS — 5.64%
Auto Components — 3.03%
Bridgestone Corp.	8,622,601	$305,757,106
Compagnie Generale des Establissements Michelin	3,346,099	418,473,271
Automobiles — 2.61%
Toyota Motor Corp.	11,026,510	622,394,490

		1,346,624,867

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

	Shares/ Principal Amount	Value
BANKS — 11.75%
Banks — 11.75%
Banco Bilbao Vizcaya Argentaria, S.A.	26,943,162	$323,596,776
HSBC Holdings plc	18,226,143	184,575,973
Industrial and Commercial Bank of China Ltd.	798,834,688	491,257,843
Intesa Sanpaolo S.p.A.	133,332,419	451,865,959
Mitsubishi UFJ Financial Group, Inc.	124,095,734	681,705,964
Standard Chartered plc	8,703,731	181,888,194
Sumitomo Mitsui Trust Holdings, Inc.	108,540,245	490,042,670

		2,804,933,379

CAPITAL GOODS — 5.44%
Aerospace & Defense — 1.62%
Embraer S.A.	3,567,945	126,626,368
Rolls-Royce Holdings plc	14,565,682	260,801,340
Machinery — 3.82%
Fanuc Ltd.	2,197,272	387,553,522
KONE Oyj	5,728,170	240,214,548
Kubota Corp.	16,542,447	219,091,460
Pentair Ltd.	819,300	65,003,262

		1,299,290,500

COMMERCIAL & PROFESSIONAL SERVICES — 1.01%
Professional Services — 1.01%
Experian plc	13,367,390	240,905,673

		240,905,673

CONSUMER DURABLES & APPAREL — 7.60%
Household Durables — 1.31%
Sony Corp.	16,354,865	312,471,964
Textiles, Apparel & Luxury Goods — 6.29%
adidas AG	3,362,088	363,779,928
Burberry Group plc	11,590,448	269,556,087
[a,b] Lululemon Athletica, Inc.	5,980,852	314,533,007
LVMH Moet Hennessy Louis Vuitton SA	3,051,669	554,735,016

		1,815,076,002

CONSUMER SERVICES — 3.95%
Hotels, Restaurants & Leisure — 3.95%
Carnival plc	6,952,624	264,739,995
Sands China Ltd.	26,780,789	199,738,109
Yum! Brands, Inc.	6,361,206	479,571,320

		944,049,424

DIVERSIFIED FINANCIALS — 8.20%
Capital Markets — 4.67%
Deutsche Bank AG	10,444,048	467,258,035
Julius Baer Group Ltd.	5,798,963	257,330,828
UBS AG	18,875,395	389,870,158
Diversified Financial Services — 3.53%
Hong Kong Exchanges and Clearing Ltd.	25,269,358	383,120,802
[b] ING Groep N.V.	32,496,914	460,005,168

		1,957,584,991

ENERGY — 4.10%
Energy Equipment & Services — 2.09%
Schlumberger Ltd.	5,115,126	498,724,785
Oil, Gas & Consumable Fuels — 2.01%
Total SA	7,318,759	479,935,813

		978,660,598

FOOD, BEVERAGE & TOBACCO — 5.42%
Beverages — 2.68%
Anheuser-Busch InBev N.V.	3,420,403	358,592,081
SABMiller plc	5,649,492	282,085,614

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

	Shares/ Principal Amount	Value
Food Products — 1.40%
Nestle SA	4,432,974	$333,707,844
Tobacco — 1.34%
Japan Tobacco, Inc.	10,196,844	320,086,950

		1,294,472,489

HEALTH CARE EQUIPMENT & SERVICES — 2.46%
Health Care Providers & Services — 2.46%
Fresenius Medical Care AG & Co.	6,186,130	431,655,473
Sinopharm Group Co. H	56,829,792	155,693,042

		587,348,515

HOUSEHOLD & PERSONAL PRODUCTS — 2.19%
Household Products — 2.19%
Reckitt Benckiser plc	6,419,674	523,034,127

		523,034,127

INSURANCE — 1.54%
Insurance — 1.54%
AIA Group Ltd.	77,524,615	367,808,397

		367,808,397

MATERIALS — 2.14%
Chemicals — 1.63%
Air Liquide SA	1,804,591	244,432,762
Syngenta AG	379,078	143,346,842
Metals & Mining — 0.51%
Rio Tinto plc	2,197,600	122,276,961

		510,056,565

MEDIA — 5.15%
Media — 5.15%
[b] Liberty Global plc Class A	4,688,192	195,028,787
[b] Liberty Global plc Class C	4,755,179	193,583,337
Publicis Groupe	6,378,102	576,237,652
WPP plc	12,828,625	264,560,208

		1,229,409,984

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.04%
Biotechnology — 0.69%
[b] Gilead Sciences, Inc.	2,332,300	165,266,778
Pharmaceuticals — 8.35%
[b] Actavis plc	577,300	118,837,205
Novartis AG	6,266,847	531,659,437
Novo Nordisk A/S	15,476,608	704,812,727
Roche Holding AG	2,124,145	636,726,910

		2,157,303,057

REAL ESTATE — 1.08%
Real Estate Management & Development — 1.08%
Mitsubishi Estate Company Ltd.	10,881,822	257,878,570

		257,878,570

RETAILING — 4.15%
Specialty Retail — 4.15%
Hennes & Mauritz AB	9,246,213	394,288,705
Kingfisher plc	84,960,673	596,880,222

		991,168,927

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.26%
Semiconductors & Semiconductor Equipment — 2.26%
ARM Holdings plc	9,873,407	164,275,310
ASML Holding N.V.	2,283,422	211,489,130
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,199,700	164,157,994

		539,922,434

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 7.68%
Information Technology Services — 3.24%
Accenture plc	4,286,449	$341,715,714
Amadeus IT Holding SA	6,725,035	279,331,958
MasterCard, Inc.	2,032,700	151,842,690
Internet Software & Services — 3.36%
[b] Baidu, Inc. ADR	2,697,444	411,036,517
[b] SINA Corp.	2,602,100	157,192,861
Tencent Holdings Ltd.	3,351,488	233,111,297
Software — 1.08%
SAP AG	3,202,179	259,218,594

		1,833,449,631

TELECOMMUNICATION SERVICES — 3.63%
Wireless Telecommunication Services — 3.63%
China Mobile Ltd.	45,857,792	419,764,486
SoftBank Corp.	5,906,262	446,338,648

		866,103,134

TRANSPORTATION — 1.34%
Road & Rail — 1.34%
Canadian National Railway Co.	5,680,000	319,117,865

		319,117,865

TOTAL COMMON STOCK (Cost $17,257,475,242)		22,864,199,129

RIGHTS — 0.03%
Banco Bilbao Vizcaya Argentaria, S.A. Rights	26,943,162	6,310,100

TOTAL RIGHTS (Cost $6,238,580)		6,310,100

SHORT TERM INVESTMENTS — 1.15%
Airgas, Inc., 0.18%, 4/1/2014	$17,000,000	17,000,000
Ameren Corp., 0.20%, 4/1/2014	10,000,000	10,000,000
Atlantic City Electric, 0.18%, 4/1/2014	25,500,000	25,500,000
Autozone, Inc., 0.17%, 4/1/2014	16,900,000	16,900,000
Avery Dennison Corp., 0.19%, 4/1/2014	44,750,000	44,750,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014 due 4/1/2014, repurchase price $31,000,207 collateralized by 16 corporate debt securities and 18 U.S. Government debt securities, having an average coupon of 3.769%, a minimum credit rating of BBB-, maturity dates from 6/15/2016 to 3/4/2044, and having an aggregate market value of $32,834,095 at 3/31/2014	31,000,000	31,000,000
Delmarva Power & Light, 0.18%, 4/1/2014	15,400,000	15,400,000
Kansas City Power & Light, 0.20%, 4/1/2014	30,700,000	30,700,000
Kinder Morgan Energy, 0.20%, 4/1/2014	16,000,000	16,000,000
Kroger Co., 0.20%, 4/1/2014	22,700,000	22,700,000
Union Electric Co., 0.20%, 4/1/2014	15,000,000	15,000,000
Western Union Co., 0.20%, 4/1/2014	30,272,000	30,272,000

TOTAL SHORT TERM INVESTMENTS (Cost $275,222,000)		275,222,000

TOTAL INVESTMENTS — 96.95% (Cost $17,538,935,822)		$23,145,731,229
OTHER ASSETS LESS LIABILITIES — 3.05%		729,322,004

NET ASSETS — 100.00%		$23,875,053,233

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

Footnote Legend

a	Investment in Affiliates – Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2013	Gross Additions	Gross Reductions	Shares/Principal March 31, 2014	Market Value March 31, 2014	Investment Income	Realized Gain (Loss)
Lululemon Athletica, Inc.	6,333,152	—	352,300	5,980,852	$314,533,007	$—	$(6,997,353)
Carnival plc*	10,379,403

Total non-controlled affiliated issuers – 1.32% of net assets					$314,533,007	$—	$(6,997,353)

*Issuer not affiliated at March 31, 2014.

b	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $17,144,663,358) (Note 2)	$22,831,198,222
Non-controlled affiliated issuers (cost $394,272,464) (Note 2)	314,533,007
Cash	681,234,837
Cash denominated in foreign currency (cost $1,091,653)	1,091,653
Receivable for investments sold	76,804,250
Receivable for fund shares sold	41,372,158
Unrealized appreciation on forward currency contracts (Note 7)	7,943,726
Dividends receivable	74,910,595
Dividend and interest reclaim receivable	48,258,187
Interest receivable	207
Prepaid expenses and other assets	308,286

Total Assets	24,077,655,128

LIABILITIES
Payable for investments purchased	6,236,417
Payable for fund shares redeemed	97,740,270
Unrealized depreciation on forward currency contracts (Note 7)	70,934,904
Payable to investment advisor and other affiliates (Note 3)	17,731,219
Accounts payable and accrued expenses	9,959,085

Total Liabilities	202,601,895

NET ASSETS	$23,875,053,233

NET ASSETS CONSIST OF
Undistributed net investment income	$56,437,435
Net unrealized appreciation on investments	5,545,301,638
Accumulated net realized gain (loss)	(1,958,104,656)
Net capital paid in on shares of beneficial interest	20,231,418,816

$23,875,053,233

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,960,003,796 applicable to 132,419,949 shares of beneficial interest outstanding - Note 4)	$29.90
Maximum sales charge, 4.50% of offering price	1.41

Maximum offering price per share	$31.31

Class B Shares:
Net asset value per share* ($24,201,331 applicable to 873,482 shares of beneficial interest outstanding - Note 4)	$27.71

Class C Shares:
Net asset value and offering price per share* ($1,052,618,124 applicable to 37,769,493 shares of beneficial interest outstanding - Note 4)	$27.87

Class I Shares:
Net asset value, offering and redemption price per share ($11,481,004,018 applicable to 375,495,469 shares of beneficial interest outstanding - Note 4)	$30.58

Class R3 Shares:
Net asset value, offering and redemption price per share ($950,591,135 applicable to 31,790,894 shares of beneficial interest outstanding - Note 4)	$29.90

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,086,101,961 applicable to 36,488,816 shares of beneficial interest outstanding - Note 4)	$29.77

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,688,706,656 applicable to 120,840,261 shares of beneficial interest outstanding - Note 4)	$30.53

Class R6 Shares:
Net asset value, offering and redemption price per share ($1,631,826,212 applicable to 53,446,695 shares of beneficial interest outstanding - Note 4)	$30.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $19,759,621)	$195,653,007
Interest income	527,867

Total Income	196,180,874

EXPENSES
Investment advisory fees (Note 3)	92,928,415
Administration fees (Note 3)
Class A Shares	3,015,426
Class B Shares	18,387
Class C Shares	710,826
Class I Shares	3,310,252
Class R3 Shares	668,044
Class R4 Shares	769,154
Class R5 Shares	1,011,422
Distribution and service fees (Note 3)
Class A Shares	6,094,116
Class B Shares	147,091
Class C Shares	5,687,125
Class R3 Shares	2,663,054
Class R4 Shares	1,542,659
Transfer agent fees
Class A Shares	3,486,993
Class B Shares	33,320
Class C Shares	759,750
Class I Shares	5,217,300
Class R3 Shares	1,349,500
Class R4 Shares	2,056,560
Class R5 Shares	5,255,552
Class R6 Shares	3,547
Registration and filing fees
Class A Shares	27,268
Class B Shares	8,137
Class C Shares	10,647
Class I Shares	138,670
Class R3 Shares	11,869
Class R4 Shares	17,118
Class R5 Shares	19,006
Class R6 Shares	22,154
Custodian fees (Note 3)	3,529,707
Professional fees	174,310
Accounting fees	442,700
Trustee fees	451,700
Other expenses	1,133,090

Total Expenses	142,714,869
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,938,277)
Fees paid indirectly (Note 3)	(40,707)

Net Expenses	139,735,885

Net Investment Income	$56,444,989

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$1,462,391,779
Non-controlled affiliated issuers	(6,997,353)
Forward currency contracts (Note 7)	8,907,373
Foreign currency transactions	(6,534,064)

1,457,767,735

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	(1,633,520,377)
Non-controlled affiliated issuers	(49,229,691)
Foreign currency contracts (Note 7)	36,993,689
Forward currency translations	735,492

(1,645,020,887)

Net Realized and Unrealized Loss	(187,253,152)

Net Decrease in Net Assets Resulting from Operations	$(130,808,163)

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Six Months Ended March 31, 2014*	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$56,444,989	$323,515,655
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	1,457,767,735	1,613,463,236
Net realized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(1,645,020,887)	2,423,863,558

Net Increase (Decrease) in Net Assets Resulting from Operations	(130,808,163)	4,360,842,449

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(43,423,103)
Class B Shares	—	(135,243)
Class C Shares	—	(5,193,481)
Class I Shares	(11,017,765)	(182,275,885)
Class R3 Shares	—	(7,770,990)
Class R4 Shares	—	(11,150,837)
Class R5 Shares	(1,900,263)	(51,989,824)
Class R6 Shares	(1,911,867)	(16,473,662)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(1,227,277,187)	(987,000,465)
Class B Shares	(9,090,568)	(15,869,634)
Class C Shares	(117,296,494)	(243,715,095)
Class I Shares	(3,054,067,136)	162,757,464
Class R3 Shares	(195,513,742)	(351,918,980)
Class R4 Shares	(251,173,917)	(350,116,790)
Class R5 Shares	(670,811,808)	(789,848,411)
Class R6 Shares	298,307,894	737,341,228

Net Increase (Decrease) in Net Assets	(5,372,561,016)	2,204,058,741

NET ASSETS
Beginning of Period	29,247,614,249	27,043,555,508

End of Period	$23,875,053,233	$29,247,614,249

Undistributed net investment income	$56,437,435	$14,822,341

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

	Fair Value Measurements at March 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$22,864,199,129	$22,864,199,129	$—	$—
Rights	6,310,100	6,310,100	—	—
Short Term Investments	275,222,000	—	275,222,000	—

Total Investments in Securities	$23,145,731,229	$22,870,509,229	$275,222,000	$—

Other Financial Instruments**
Forward Currency Contracts	$7,943,726	$—	$7,943,726	$—
Spot Currency	$207,738	$207,738	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(70,934,904)	$—	$(70,934,904)	$—
Spot Currency	$(553)	$(553)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the

Certified Semi-Annual Report     21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $57,160 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $22,907 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $827,883 for Class R3 shares, $1,161,558 for Class R4 shares, and $948,836 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $40,707.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,913,196	$360,591,794	33,281,289	$934,420,102
Shares issued to shareholders in reinvestment of dividends	—	—	1,439,461	39,862,622
Shares repurchased	(52,587,449)	(1,587,868,981)	(69,820,089)	(1,961,283,189)

Net increase (decrease)	(40,674,253)	$(1,227,277,187)	(35,099,339)	$(987,000,465)

Class B Shares
Shares sold	925	$26,700	11,496	$294,911
Shares issued to shareholders in reinvestment of dividends	—	—	3,696	92,758
Shares repurchased	(325,030)	(9,117,268)	(623,836)	(16,257,303)

Net increase (decrease)	(324,105)	$(9,090,568)	(608,644)	$(15,869,634)

Class C Shares
Shares sold	1,208,681	$34,183,014	2,906,313	$76,626,452
Shares issued to shareholders in reinvestment of dividends	—	—	151,395	3,840,256
Shares repurchased	(5,379,723)	(151,479,508)	(12,367,528)	(324,181,803)

Net increase (decrease)	(4,171,042)	$(117,296,494)	$(9,309,820)	$(243,715,095)

Class I Shares
Shares sold	65,478,957	$2,024,282,927	157,447,422	$4,532,061,713
Shares issued to shareholders in reinvestment of dividends	286,221	9,010,229	5,248,430	149,632,653
Shares repurchased	(165,037,848)	(5,087,360,292)	(157,064,440)	(4,518,936,902)

Net increase (decrease)	(99,272,670)	$(3,054,067,136)	5,631,412	$162,757,464

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	3,379,396	$102,301,614	8,044,211	$225,644,378
Shares issued to shareholders in reinvestment of dividends	—	—	264,385	7,292,297
Shares repurchased	(9,833,922)	(297,815,356)	(20,769,217)	(584,855,655)

Net increase (decrease)	(6,454,526)	$(195,513,742)	(12,460,621)	$(351,918,980)

Class R4 Shares
Shares sold	5,043,891	$151,791,350	13,283,270	$371,895,750
Shares issued to shareholders in reinvestment of dividends	—	—	323,914	8,936,132
Shares repurchased	(13,355,182)	(402,965,267)	(26,439,756)	(730,948,672)

Net increase (decrease)	(8,311,291)	$(251,173,917)	(12,832,572)	$(350,116,790)

Class R5 Shares
Shares sold	12,608,362	$389,216,857	35,326,999	$1,001,908,594
Shares issued to shareholders in reinvestment of dividends	57,338	1,802,134	1,744,635	49,503,898
Shares repurchased	(34,315,198)	(1,061,830,799)	(64,140,808)	(1,841,260,903)

Net increase (decrease)	(21,649,498)	$(670,811,808)	(27,069,174)	$(789,848,411)

Class R6 Shares
Shares sold	16,821,230	$519,244,710	30,928,332	$885,306,945
Shares issued to shareholders in reinvestment of dividends	60,528	1,901,791	572,781	16,354,593
Shares repurchased	(7,263,402)	(222,838,607)	(5,631,004)	(164,320,310)

Net increase (decrease)	9,618,356	$298,307,894	25,870,109	$737,341,228

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $4,263,179,246 and $9,588,603,913, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$17,538,935,822

Gross unrealized appreciation on a tax basis	$6,026,641,280
Gross unrealized depreciation on a tax basis	(419,845,873)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,606,795,407

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $40,355,184. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

At March 31, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$913,543,812
2018	1,792,171,182
2019	753,530,754

$3,459,245,748

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2014:

		OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	1,177,174,000	04/28/2014	1,621,641,429	$3,517,909	$—
Euro	Buy	356,737,500	04/28/2014	491,431,436	—	(5,629,830)
Euro	Sell	441,531,800	04/28/2014	608,241,653	—	(12,063,340)
Japanese Yen	Sell	52,844,867,200	07/07/2014	512,247,862	4,425,817	—
Japanese Yen	Buy	74,586,298,300	07/07/2014	722,996,837	—	(13,057,486)
Japanese Yen	Sell	275,623,765,900	07/07/2014	2,671,738,850	—	(40,184,248)

Total					$7,943,726	$(70,934,904)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2014 (Unaudited)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2014
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets – Unrealized appreciation on forward currency contracts	$7,943,726

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities – Unrealized depreciation on forward currency contracts	$(70,934,904)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $62,991,178. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

Amount of Net Realized Gain (loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2014
	Total	Forward Currency Contracts
Foreign exchange contracts	$8,907,373	$ 8,907,373

Amount of Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2014
	Total	Forward Currency Contracts
Foreign exchange contracts	$36,993,689	$ 36,993,689

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)	$30.12	0.02	(0.24)	(0.22)	—	—	—	$29.90	0.14	(d)	1.25	(d)	1.25	(d)	1.25	(d)	(0.73)	16.07	$3,960,004
2013(b)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(b)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(b)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06		1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(b)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72		1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(b)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09		1.34		1.34		1.34		2.05	32.76	$5,309,704
Class B Shares
2014(c)	$28.02	(0.10)	(0.21)	(0.31)	—	—	—	$27.71	(0.73	)(d)	2.13	(d)	2.13	(d)	2.13	(d)	(1.11)	16.07	$24,201
2013	$24.37	0.01	3.74	3.75	(0.10)	—	(0.10)	$28.02	0.02		2.10		2.10		2.10		15.45	34.67	$33,562
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26		2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21		2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)		2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29		2.13		2.13		2.13		1.24	32.76	$80,908
Class C Shares
2014(c)	$28.17	(0.07)	(0.23)	(0.30)	—	—	—	$27.87	(0.51	)(d)	1.99	(d)	1.99	(d)	1.99	(d)	(1.06)	16.07	$1,052,618
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31		1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)		2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34		2.06		2.06		2.06		1.31	32.76	$1,551,488
Class I Shares
2014(c)	$30.76	0.09	(0.24)	(0.15)	(0.03)	—	(0.03)	$30.58	0.59	(d)	0.86	(d)	0.86	(d)	0.86	(d)	(0.50)	16.07	$11,481,004
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45		0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17		0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54		0.92		0.92		0.92		2.46	32.76	$6,330,268
Class R3 Shares
2014(c)	$30.14	— (f)	(0.24)	(0.24)	—	—	—	$29.90	—	(d)(g)	1.45	(d)	1.45	(d)	1.60	(d)	(0.80)	16.07	$950,591
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,765
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86		1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61		1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02		1.45		1.45		1.64		1.96	32.76	$1,042,248
Class R4 Shares
2014(c)	$29.98	0.03	(0.24)	(0.21)	—	—	—	$29.77	0.19	(d)	1.25	(d)	1.25	(d)	1.44	(d)	(0.70)	16.07	$1,086,102
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12		1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85		1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29		1.25		1.25		1.50		2.16	32.76	$522,363
Class R5 Shares
2014(c)	$30.71	0.07	(0.24)	(0.17)	(0.01)	—	(0.01)	$30.53	0.48	(d)	0.99	(d)	0.99	(d)	1.04	(d)	(0.54)	16.07	$3,688,707
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39		0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11		0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51		0.99		0.99		1.08		2.40	32.76	$1,414,122
Class R6 Shares
2014(c)	$30.70	0.12	(0.25)	(0.13)	(0.04)	—	(0.04)	$30.53	0.80	(d)	0.73	(d)	0.73	(d)	0.73	(d)	(0.44)	16.07	$1,631,826
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(e)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(d)	0.76	(d)	0.76	(d)	0.76	(d)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net investment income (loss) percentage was less than 0.01% per share.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See Notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During period† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$992.70	$6.21
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class B Shares
Actual	$1,000.00	$988.90	$10.58
Hypothetical*	$1,000.00	$1,014.30	$10.71
Class C Shares
Actual	$1,000.00	$989.40	$9.85
Hypothetical*	$1,000.00	$1,015.03	$9.98
Class I Shares
Actual	$1,000.00	$995.00	$4.26
Hypothetical*	$1,000.00	$1,020.66	$4.32
Class R3 Shares
Actual	$1,000.00	$992.00	$7.20
Hypothetical*	$1,000.00	$1,017.71	$7.29
Class R4 Shares
Actual	$1,000.00	$993.00	$6.21
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$994.60	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R6 Shares
Actual	$1,000.00	$995.60	$3.63
Hypothetical*	$1,000.00	$1,021.29	$3.68

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; B: 2.13%; C: 1.99%; I: 0.86%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.73%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg International Value Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
Class A Shares (Incep: 5/28/98)	2.44%	0.22%	11.91%	6.80%	7.86%
Class B Shares (Incep: 4/3/00)	1.36%	-0.23%	11.78%	6.61%	5.54%
Class C Shares (Incep: 5/28/98)	5.47%	1.03%	12.12%	6.51%	7.32%
Class I Shares (Incep: 3/30/01)	7.72%	2.19%	13.41%	7.74%	7.90%
Class R3 Shares (Incep: 7/1/03)	7.06%	1.59%	12.76%	7.15%	9.66%
Class R4 Shares (Incep: 2/1/07)	7.29%	1.80%	12.99%	—	2.67%
Class R5 Shares (Incep: 2/1/05)	7.60%	2.06%	13.28%	—	7.20%
Class R6 Shares (Incep: 5/1/12)	7.84%	—	—	—	7.89%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5, and R6 shares.

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OTHER INFORMATION

Thornburg International Value Fund	March 31, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Thornburg Core Growth Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best Multi-Cap Growth Fund
Three-year period. Class R5 shares among 432 funds.

Thornburg
INVESTMENT MANAGEMENT

Invest in our planet, while you invest with us.

edelivery

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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IMPORTANT INFORMATION

Best Multi-Cap Growth Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/13. In 2014, Class R5 shares won for the three-year period ended 11/30/13 among 432 funds. The Fund did not win the award for other time periods.

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objective. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Multiple – A financial value derived from dividing one metric by another. A price/earnings ratio, for example, reflects how much investors are willing to pay per dollar of earnings.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Portfolio Managers

Tim Cunningham, CFA        Greg Dunn

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may also invest in developing countries.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio managers Tim Cunningham and Greg Dunn apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Their overarching philosophy is to create a fund that pursues good performance over the long term, while seeking to reduce volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund typically invests in a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, we drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

We are not “go-along-with-the-crowd” types and are not tied to mainstream thinking. While we have access to the best of Wall Street’s analysis, we are not ruled by it.

The team tests the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in several ways before reaching an investment decision.

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Key Portfolio Attributes

As of March 31, 2014

Portfolio P/E Trailing 12-months*	27.4x

Portfolio Price to Cash Flow*	18.7x

Portfolio Price to Book Value*	4.6x

Median Market Cap*	$8.1 B

7-Year Beta (A Shares vs. S&P 500)*	1.14

Number of Companies	61

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2014

Basket Structure

As of March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	25.22%	17.80%	22.61%	9.45%	6.38%
With sales charge	19.61%	16.00%	21.50%	8.95%	6.02%
Russell 3000G Index (Since: 12/27/00)	23.53%	14.53%	21.94%	7.95%	3.71%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2014

Top Contributors	Top Detractors
Valeant Pharmaceuticals International, Inc.	CommVault Systems, Inc.
SVB Financial Group	LinkedIn Corp.
Google, Inc.	Ellie Mae, Inc.
Alexion Pharmaceuticals, Inc.	Sirius XM Holdings, Inc.
Monster Beverage Corp.	MercadoLibre SA

Source: FactSet

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Thornburg Core Growth Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

April 15, 2014

Dear Fellow Shareholder,

For the six-month period ended March 31, 2014 the Thornburg Core Growth Fund returned 9.49% for the Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 3000 Growth Index, which returned 11.43%. On March 31, 2014, the NAV of the Class A shares was $26.66, up from $24.35 at September 30, 2013.

We would obviously enjoy beating our benchmark in every reporting period and in all market cycles. But the frequent volatility inherent to growth investing often results in broad asset-price swings, sweeping up, or down, the shares of strong and struggling companies alike. We work to take the measure of companies and their prospects beyond any rapid rises and falls within shorter measurement periods, and focus on outperformance over the long run. We are pleased the Thornburg Core Growth Fund won a Lipper Fund Award for 2014, with the Fund’s Class R5 shares recognized as Lipper’s Best Multi-Cap Growth Fund for the three-year period ended November 30, 2013, among 432 funds, based on risk-adjusted returns.

At the end of the six-month period, we saw a sudden and severe shift out of growth stocks and into deep value and defensive stocks. All of our underperformance occurred in the month of March 2014. The current correction is different than the other corrections we’ve seen since the crisis in 2008, as it has been a rotation out of high-growth companies rather than a broad “risk-off” market correction. Companies with revenue growth of 30% – 40% and higher have been punished the most. These are the same kind of companies that have driven our outperformance over the last few years. Growth is scarce and the kinds of stocks we like have gained favor as investors inevitably chased returns, creating momentum in this group of stocks with similar characteristics. We believe this correction is healthy, probably a bit overdue, and will set up attractive entry points in high-quality growth stocks.

The recent underperformance gives us an opportunity to evaluate what worked, what did not, and to revisit the Fund’s current positioning. Our best performers last year – and especially in the last three months of 2013, when the Fund returned 12.2% alone – became our biggest detractors during the first three months of 2014. The strong performance of high-growth stocks in the software & services, e-commerce, non-bank financials, and consumer discretionary industries that had catapulted the Fund higher early in the period, dragged it down in the latter half, especially in March.

In March, it appears investors began to question their assumptions on economic growth, future interest rate levels, and earnings forecasts. Heading into 2014, the U.S. economic recovery seemed to be steadily gaining steam, even as inflation was still far from the Federal Reserve’s (the Fed) 2% target. And while the unemployment rate was declining, so was labor force participation. The market had taken to heart the Fed’s “qualitative guidance,” which indicated that the economy was healthy enough to handle the January 2014 start of reductions in the Fed’s monthly asset purchases and that key interest rates would stay low for long. Its unprecedented monetary stimulus over the last five years culminated with the steady, if modest, economic recovery and the strong market rally in 2013, when the Russell 3000 Growth Index returned 34% and the Core Growth Fund advanced 43%.

The marked expansion in growth stocks’ share-price multiples was to be supported this year with robust revenue and earnings growth. But a harsh U.S. winter and Easter falling in April rather than March (as it did last year) undercut retail sales, housing, and construction more generally in the first quarter. Disappointing economic data out of China, the world’s second-largest economy, and heightened geo-political risk surrounding Russia’s annexation of Crimea from the Ukraine also hurt investor sentiment. Then the Fed’s new chair suggested on March 19th that benchmark interest rates could start rising six months after the end of its asset purchases (sooner than the market had been expecting). The rate curve quickly moved, share-price multiples appeared too high as earnings forecasts – and share-price targets – started being cut.

After the banner year in 2013, which included a wave of initial public offerings that carried over into the first quarter 2014, investors started to take profit on ostensibly pricey growth stocks. Many of them, especially in the social media, e-commerce and bio-technology segments, were trading at multiples roughly double those of the S&P 500 Index, which was trading slightly above its historical average of 15x trailing earnings. Our positions were hit, and while we trimmed a number of those positions – some repeatedly – we did not do enough. We also struggled to find attractively priced defensive or value stocks with good growth prospects to move into. Hence the Fund had a higher than normal cash position during the period. Fund investments in initial public offerings contributed 1.28% to performance for the six-month period ended March 31, 2014.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent Prospectus.

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LETTER TO SHAREHOLDERS,

CONTINUED

It has been unclear if the selling over the last month of the six-month period is the start of a real downturn or simply a healthy correction. Company fundamentals and the overall health of the economy appear largely intact. First-quarter 2014 earnings have started trickling out and for the most part, so far, have been encouraging. Economic data may also surprise on the upside: retail sales in March marked the highest monthly gain in two-and-a-half years, and weekly jobless claims fell to their lowest level since 2007. U.S. consumer sentiment data has also appeared recently to improve.

Given the current volatile environment, we are proceeding cautiously. While we keep an eye on the prevailing economic backdrop, we will continue to search for attractively priced, quality growth companies that exhibit durable structural drivers of long-run earnings growth.

Top contributors to performance included Valeant Pharmaceuticals, Inc., SVB Financial Group, Google, Inc., Alexion Pharmaceuticals, and Monster Beverage Corp.

Valeant is a multi-national specialty pharmaceutical company based in Montreal, Canada. It develops, manufactures, and markets a broad range of pharmaceutical products primarily in eye health, dermatology, branded generics, and over-the-counter (OTC) drugs. Valeant has a unique operating philosophy for a pharmaceutical company: it focuses on management and operations rather than research and development, which of late has been an unproductive allocation of shareholder capital. Valeant acquires undermanaged businesses and products and seeks to drive operational efficiencies through cost cutting and revenue optimization. Its approach is very similar to private equity firms. During the quarter, Valeant reported financial results that were ahead of street expectations. Management said the firm intends to continue acquiring companies and laid out a longer-term goal of becoming a top-five global pharmaceutical company.

SVB Financial specializes in providing banking services to early stage, often venture-backed companies, as well as providing broader banking services to technology firms. SVB has had significant net income margin pressure from historically low interest rates. As the outlook for interest rates improves, so does the outlook for future SVB results. In the meantime, SVB has done a good job growing its loan book.

Google is a global technology company with a stated mission to “organize the world’s information and make it universally accessible and useful.” Google is best known for their internet search engine. Google reported strong results during the period that showed accelerating revenue growth in their ‘Google Sites’ segment, as well as their international segment. We also saw a sequential improvement in operating margins.

Alexion researches and develops treatments for life-threatening and ultra-rare or ‘Orphan’ diseases. Alexion’s primary product is Soliris, a first-in-class terminal complement inhibitor currently approved in more than 40 countries as a treatment for patients with PNH (paroxysmal nocturnal hemoglobinuria). Soliris is also approved in the U.S. and EU as a treatment for patients with aHUS (atypical hemolytic uremic syndrome). Alexion is investigating Soliris and additional product candidates as treatments for patients with other rare and severe diseases. During the quarter, the firm reported results that exceeded expectations. Alexion also announced it is restructuring part of its business into an Irish affiliate, significantly lowering its effective corporate tax rate.

Monster is a leading energy drink company. We bought the stock when health and safety concerns surrounding energy drinks surfaced knocking the stock down to attractive valuation levels. The stock continues to be volatile as safety concerns periodically resurface and the weak economic recovery cause sales to be choppy.

The detractors to performance were CommVault, LinkedIn, Ellie Mae, Sirius XM Holdings and MercadoLibre SA.

CommVault is a technology company that provides a software solution for managing backup, archive and recovery functionality. CommVault reported solid results with greater than 20% growth, but cautious macro-commentary from management and weak results across technology hardware and storage companies along with a premium valuation led to weak stock performance. We believe fundamentals are strong, and that CommVault gets unfairly lumped together with companies like its main competitor EMC2 Corp., even though they are a PurePlay software company and actually benefit from the commoditization of hardware.

After appreciating 170% since our initial purchase in November 2012, LinkedIn has corrected about 30% from its highpoint. As the stock appreciated we trimmed nearly half of our position and now that the company is trading at the low end of its valuation range, we are cautiously adding back to our position. There has been some concern about comparisons getting tougher as some site upgrades age. We continue to believe LinkedIn is uniquely positioned as the dominant professional network in the world with a proven ability to monetize their userbase through products and advertising.

Ellie Mae continued to be a volatile stock. After trading at all-time highs to end the third quarter of 2013, the stock sold off on a weaker than expected earnings report and guidance. Some of the weakness in the quarter appeared transitory, driven by the government shutdown and two large customers exiting the business. Choppy results and our concern about continuing weak mortgage activity led us to sell our position in Ellie Mae in favor of new portfolio ideas.

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LETTER TO SHAREHOLDERS,

CONTINUED

Sirius XM Holdings operates a satellite radio service in North America. Sirius XM offers 165+ channels of premium audio content, including commercial-free music, sports, talk radio, comedy, weather, and news. Sirius XM has over 25.5 million subscribers. The stock has underperformed since Liberty Media decided to withdraw an offer to purchase the remaining Sirius XM Holdings shares it did not already own. We believe that the withdrawal of the offer is a net positive, as the initial offer to purchase the rest of Sirius XM Holdings clearly undervalued the stock. We like that Sirius XM Holdings has one of the highest free cash flow growth profiles in the content and distribution space, and this growth profile, coupled with an under-leveraged balance sheet, provides Sirius XM Holdings with the capacity to return substantial amounts of cash flow to shareholders through share buy-backs. Part of the recent underperformance has been due to subscriber growth concerns on the back of conservative company guidance and weak vehicle sales over the past several months, as cold weather kept many consumers away from automobile showrooms.

As noted, growth investing can be a volatile exercise, with higher or lower trends often hard to discern in shorter measurement periods. Whether the market dynamic over the last month or so is a technical break marking a healthy correction or a structural downturn is not clear. But we would note that talk of a “tech bubble” and loose comparisons to the year 2000 strike us as ill-conceived. Multiples now are not nearly as high in the technology sector (nor among the S&P 500 Index components) as they were back then, and neither are benchmark interest rates, which in all likelihood will remain at historic lows well into 2015. Annual inflation in March was 1.5%, far less than the 3.5% pace of 14 years ago, while forecasted economic growth this year, at 2.5% to 3%, is also less than half what it was then.

Current economic conditions seem generally favorable, and growth stocks may just be taking a breather after a strong recent run. One thing is certain: market volatility is more the norm than the exception. For our part, we will stay focused on the fundamentals of the companies that offer the best growth prospects at the best price, throughout economic and market cycles. We believe good long-term performance depends on it.

Thank you for investing alongside us in the Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

Top Ten Equity Holdings

As of 3/31/14

Amazon.com, Inc.	2.9%
Visa, Inc.	2.8%
Gilead Sciences, Inc.	2.7%
Google, Inc.	2.6%
Affiliated Managers Group, Inc.	2.5%

Catamaran Corp.	2.4%
SVB Financial Group	2.3%
Charles Schwab Corp.	2.1%
VeriSign, Inc.	2.0%
Vitamin Shoppe, Inc.	2.0%

Summary of Industry Exposure

As of 3/31/14

Software & Services	26.2%
Retailing	13.7%
Diversified Financials	11.8%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Technology Hardware & Equipment	6.7%
Health Care Equipment & Services	6.6%
Consumer Services	5.3%
Commercial & Professional Services	4.3%

Food, Beverage & Tobacco	3.8%
Banks	2.3%
Automobiles & Components	1.9%
Media	1.5%
Energy	1.4%
Real Estate	1.2%
Other Assets & Liabilities	5.9%

Summary of Country Exposure

As of 3/31/14 (percent of equity holdings)

United States	90.8%
Canada	3.1%
Ireland	2.8%

United Kingdom	2.0%
Israel	1.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 94.07%
AUTOMOBILES & COMPONENTS — 1.85%
Auto Components — 1.85%
Delphi Automotive plc	265,100	$17,989,686

		17,989,686

BANKS — 2.26%
Banks — 2.26%
[a] SVB Financial Group	170,130	21,909,341

		21,909,341

COMMERCIAL & PROFESSIONAL SERVICES — 4.31%
Commercial Services & Supplies — 1.95%
[a] Stericycle, Inc.	166,561	18,924,661
Professional Services — 2.36%
[a] The Advisory Board Co.	200,100	12,856,425
[a] Verisk Analytics, Inc.	167,200	10,025,312

		41,806,398

CONSUMER SERVICES — 5.32%
Hotels, Restaurants & Leisure — 5.32%
Las Vegas Sands Corp.	232,500	18,781,350
[a] MGM Resorts International	554,400	14,336,784
[a] Norwegian Cruise Line Holdings Ltd.	575,600	18,574,612

		51,692,746

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 11.79%
Capital Markets — 7.99%
[a] Affiliated Managers Group, Inc.	122,687	$24,543,535
Charles Schwab Corp.	751,335	20,533,986
Financial Engines, Inc.	218,344	11,087,508
[a] Virtus Investment Partners, Inc.	66,101	11,446,710
[a] WisdomTree Investments, Inc.	763,519	10,017,369
Consumer Finance — 3.80%
Capital One Financial Corp.	189,000	14,583,240
[a] JGWPT Holdings, Inc.	423,356	7,730,480
[a] Portfolio Recovery Associates, Inc.	251,773	14,567,586

		114,510,414

ENERGY — 1.36%
Oil, Gas & Consumable Fuels — 1.36%
[a] Oasis Petroleum, Inc.	316,300	13,199,199

		13,199,199

FOOD, BEVERAGE & TOBACCO — 3.83%
Beverages — 1.40%
[a] Monster Beverage Corp.	195,700	13,591,365
Food Products — 2.43%
[a] Annie’s, Inc.	338,700	13,612,353
Mead Johnson Nutrition Co.	120,200	9,993,428

		37,197,146

HEALTH CARE EQUIPMENT & SERVICES — 6.63%
Health Care Equipment & Supplies — 1.12%
[a] Novadaq Technologies, Inc.	488,157	10,876,138
Health Care Providers & Services — 4.05%
[a] Catamaran Corp.	513,200	22,970,832
[a] Express Scripts Holding Company	218,000	16,369,620
Health Care Technology — 1.46%
[a] HMS Holdings Corp.	382,500	7,286,625
[a] Veeva Systems, Inc.	259,500	6,928,650

		64,431,865

MEDIA — 1.53%
Media — 1.53%
[a] Sirius XM Holdings, Inc.	4,635,400	14,833,280

		14,833,280

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.38%
Biotechnology — 4.12%
[a] Alexion Pharmaceuticals, Inc.	88,200	13,417,866
[a] Gilead Sciences, Inc.	374,558	26,541,180
Pharmaceuticals — 3.26%
[a] Actavis plc	67,081	13,808,624
[a] Valeant Pharmaceuticals International, Inc.	135,700	17,889,331

		71,657,001

REAL ESTATE — 1.16%
Real Estate Investment Trusts — 1.16%
NorthStar Realty Finance Corp.	700,200	11,301,228

		11,301,228

RETAILING — 13.74%
Distributors — 1.60%
[a] LKQ Corp.	591,800	15,593,930
Internet & Catalog Retail — 6.01%
[a] Amazon.com, Inc.	82,300	27,695,596
Expedia, Inc.	218,500	15,841,250
[a] priceline.com, Inc.	12,432	14,817,576

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

	Shares/ Principal Amount	Value
Multiline Retail — 1.92%
[a] Dollar Tree, Inc.	357,250	$18,641,305
Specialty Retail — 4.21%
[a] Francescas Holdings Corp.	647,500	11,745,650
[a] Ulta Salon, Cosmetics & Fragrance, Inc.	103,800	10,118,424
[a] Vitamin Shoppe, Inc.	399,650	18,991,368

		133,445,099

SOFTWARE & SERVICES — 26.17%
Information Technology Services — 3.97%
[a] NeuStar, Inc.	338,400	11,001,384
Visa, Inc.	127,806	27,588,203
Internet Software & Services — 13.71%
[a] eBay, Inc.	320,100	17,682,324
[a] Equinix, Inc.	82,200	15,193,848
[a] Google, Inc.	22,566	25,150,033
[a] LinkedIn Corp.	94,000	17,384,360
[a] Trulia, Inc.	443,100	14,710,920
[a] VeriSign, Inc.	358,327	19,317,408
[a] Yahoo!, Inc.	399,300	14,334,870
[a] Yelp, Inc.	121,000	9,308,530
Software — 8.49%
[a] CommVault Systems, Inc.	250,219	16,251,724
[a] Fleetmatics Group plc	345,800	11,567,010
[a] Gigamon, Inc.	351,600	10,685,124
[a] Guidewire Software, Inc.	243,666	11,951,817
[a] Imperva, Inc.	132,962	7,405,984
Solera Holdings, Inc.	181,634	11,504,698
[a] Workday, Inc.	142,800	13,056,204

		254,094,441

TECHNOLOGY HARDWARE & EQUIPMENT — 6.74%
Communications Equipment — 3.65%
[a] Aruba Networks, Inc.	575,000	10,781,250
[a] F5 Networks, Inc.	85,200	9,084,876
Qualcomm, Inc.	198,144	15,625,636
Technology, Hardware, Storage & Peripherals — 3.09%
Apple, Inc.	33,361	17,906,183
[a] Stratasys Ltd.	113,663	12,058,508

		65,456,453

TOTAL COMMON STOCK (Cost $675,344,495)		913,524,297

SHORT TERM INVESTMENTS — 4.68%
Ameren Corp., 0.20%, 4/1/2014	$9,400,000	9,400,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014, due 4/1/2014, repurchase price $14,000,093 collateralized by 13 corporate debt securities and 8 U.S. government debt securities having an average coupon of 3.91%, a minimum credit rating of BBB-, maturity dates from 9/15/2018 to 3/30/2044, and having an aggregate market value of $14,660,580 at 3/31/2014	14,000,000	14,000,000
Kansas City Power & Light, 0.20%, 4/1/2014	8,000,000	8,000,000
Union Electric Co., 0.20%, 4/1/2014	14,000,000	14,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $45,400,000)		45,400,000

TOTAL INVESTMENTS — 98.75% (Cost $720,744,495)		$958,924,297
OTHER ASSETS LESS LIABILITIES — 1.25%		12,176,160

NET ASSETS — 100.00%		$971,100,457

Footnote Legend

a	Non-income producing.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $720,744,495) (Note 2)	$958,924,297
Cash	710,018
Receivable for investments sold	16,043,261
Receivable for fund shares sold	2,841,586
Dividends receivable	67,400
Interest receivable	93
Prepaid expenses and other assets	32,484

Total Assets	978,619,139

LIABILITIES
Payable for investments purchased	4,556,267
Payable for fund shares redeemed	1,719,145
Payable to investment advisor and other affiliates (Note 3)	1,064,553
Accounts payable and accrued expenses	178,717

Total Liabilities	7,518,682

NET ASSETS	$971,100,457

NET ASSETS CONSIST OF
Net investment loss	$(10,957,888)
Net unrealized appreciation on investments	238,179,802
Accumulated net realized gain (loss)	(398,394,770)
Net capital paid in on shares of beneficial interest	1,142,273,313

$971,100,457

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($332,777,050 applicable to 12,480,317 shares of beneficial interest outstanding - Note 4)	$26.66
Maximum sales charge, 4.50% of offering price	1.26

Maximum offering price per share	$27.92

Class C Shares:
Net asset value and offering price per share* ($211,808,066 applicable to 8,834,050 shares of beneficial interest outstanding - Note 4)	$23.98

Class I Shares:
Net asset value, offering and redemption price per share ($243,350,975 applicable to 8,668,338 shares of beneficial interest outstanding - Note 4)	$28.07

Class R3 Shares:
Net asset value, offering and redemption price per share ($102,454,716 applicable to 3,848,209 shares of beneficial interest outstanding - Note 4)	$26.62

Class R4 Shares:
Net asset value, offering and redemption price per share ($11,215,291 applicable to 419,007 shares of beneficial interest outstanding - Note 4)	$26.77

Class R5 Shares:
Net asset value, offering and redemption price per share ($69,494,359 applicable to 2,478,067 shares of beneficial interest outstanding - Note 4)	$28.04

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,435,730
Interest income	74,224

Total Income	1,509,954

EXPENSES
Investment advisory fees (Note 3)	3,943,323
Administration fees (Note 3)
Class A Shares	198,431
Class C Shares	127,089
Class I Shares	55,983
Class R3 Shares	64,817
Class R4 Shares	6,973
Class R5 Shares	16,551
Distribution and service fees (Note 3)
Class A Shares	397,904
Class C Shares	1,017,835
Class R3 Shares	259,600
Class R4 Shares	13,871
Transfer agent fees
Class A Shares	161,020
Class C Shares	117,630
Class I Shares	45,427
Class R3 Shares	122,850
Class R4 Shares	14,910
Class R5 Shares	62,696
Registration and filing fees
Class A Shares	1,820
Class C Shares	9,380
Class I Shares	9,982
Class R3 Shares	9,645
Class R4 Shares	9,616
Class R5 Shares	4,599
Custodian fees (Note 3)	48,850
Professional fees	35,160
Accounting fees	4,876
Trustee fees	11,520
Other expenses	55,150

Total Expenses	6,827,508
Less:
Expenses reimbursed by investment advisor (Note 3)	(205,943)

Net Expenses	6,621,565

Net Investment Loss	$(5,111,611)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$74,797,182
Net change in unrealized appreciation (depreciation) of investments	7,150,451

Net Realized and Unrealized Gain	81,947,633

Net Increase in Net Assets Resulting from Operations	$76,836,022

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Six Months Ended March 31, 2014*	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(5,111,611)	$(7,467,201)
Net realized gain (loss) on investments	74,797,182	89,533,234
Net unrealized appreciation (depreciation) on investments	7,150,451	91,899,455

Net Increase (Decrease) in Net Assets Resulting from Operations	76,836,022	173,965,488

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	26,703,518	(4,076,655)
Class C Shares	12,382,103	(11,865,291)
Class I Shares	33,936,863	35,348,688
Class R3 Shares	(2,331,427)	(33,481,490)
Class R4 Shares	(44,531)	(1,324,992)
Class R5 Shares	1,809,518	(12,974,765)

Net Increase in Net Assets	149,292,066	145,590,983

NET ASSETS
Beginning of Period	821,808,391	676,217,408

End of Period	$971,100,457	$821,808,391

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

	Fair Value Measurements at March 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$913,524,297	$913,524,297	$—	$—
Short Term Investments	45,400,000	—	45,400,000	—

Total Investments in Securities	$958,924,297	$913,524,297	$45,400,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $68,918 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,721 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $125 for Class I shares, $138,298 for Class R3 shares, $16,718 for Class R4 shares, and $50,802 for Class R5 shares.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,062,487	$54,841,087	2,284,279	$50,203,570
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,061,223)	(28,137,569)	(2,627,034)	(54,280,225)

Net increase (decrease)	1,001,264	$26,703,518	(342,755)	$(4,076,655)

Class C Shares
Shares sold	1,073,445	$25,963,787	860,568	$16,907,911
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(566,486)	(13,581,684)	(1,543,834)	(28,773,202)

Net increase (decrease)	506,959	$12,382,103	(683,266)	$(11,865,291)

Class I Shares
Shares sold	2,083,913	$58,988,104	3,194,049	$69,306,485
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(894,798)	(25,051,241)	(1,545,666)	(33,957,797)

Net increase (decrease)	1,189,115	$33,936,863	1,648,383	$35,348,688

Class R3 Shares
Shares sold	765,917	$20,172,698	1,081,265	$22,913,573
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(845,393)	(22,504,125)	(2,720,256)	(56,395,063)

Net increase (decrease)	(79,476)	$(2,331,427)	(1,638,991)	$(33,481,490)

Class R4 Shares
Shares sold	101,645	$2,727,736	227,815	$4,772,964
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(103,092)	(2,772,267)	(294,538)	(6,097,956)

Net increase (decrease)	(1,447)	$(44,531)	(66,723)	$(1,324,992)

Class R5 Shares
Shares sold	575,191	$16,092,194	669,413	$14,671,998
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(528,739)	(14,282,676)	(1,312,898)	(27,646,763)

Net increase (decrease)	46,452	$1,809,518	(643,485)	$(12,974,765)

Certified Semi-Annual Report     23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $458,487,973 and $370,014,724, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$720,744,495

Gross unrealized appreciation on a tax basis	$256,870,953
Gross unrealized depreciation on a tax basis	(18,691,151)

Net unrealized appreciation (depreciation) on investments (tax basis)	$238,179,802

At March 31, 2014, the Fund had deferred tax basis late-year net ordinary investment losses of $5,846,277. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$219,766,404
2018	253,358,410

$473,124,814

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2014, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Certified Semi-Annual Report

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Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)	$24.35	(0.14)	2.45	2.31	—	—	—	$26.66	(1.04	)(d)	1.36	(d)	1.36	(d)	1.36	(d)	9.49	43.15	$332,777
2013(b)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)		1.45		1.45		1.45		27.42	91.92	$279,483
2012(b)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)		1.48		1.49		1.48		43.36	122.93	$225,945
2011(b)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)		1.45		1.45		1.45		(3.48)	80.53	$208,135
2010(b)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
2009(b)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
Class C Shares
2014(c)	$21.98	(0.22)	2.22	2.00	—	—	—	$23.98	(1.81	)(d)	2.14	(d)	2.14	(d)	2.14	(d)	9.10	43.15	$211,808
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)		2.20		2.20		2.20		26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)		2.25		2.25		2.25		42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)		2.20		2.20		2.20		(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
Class I Shares
2014(c)	$25.59	(0.09)	2.57	2.48	—	—	—	$28.07	(0.66	)(d)	0.98	(d)	0.98	(d)	0.98	(d)	9.69	43.15	$243,351
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)		0.99		0.99		1.02		28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)		0.99		0.99		1.08		44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)		0.99		0.99		1.07		(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
Class R3 Shares
2014(c)	$24.33	(0.16)	2.45	2.29	—	—	—	$26.62	(1.18	)(d)	1.50	(d)	1.50	(d)	1.77	(d)	9.41	43.15	$102,455
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)		1.50		1.50		1.79		27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)		1.50		1.50		1.80		43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)		1.50		1.50		1.77		(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
Class R4 Shares
2014(c)	$24.44	(0.14)	2.47	2.33	—	—	—	$26.77	(1.07	)(d)	1.40	(d)	1.40	(d)	1.70	(d)	9.53	43.15	$11,215
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)		1.40		1.40		1.79		27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)		1.40		1.40		1.78		43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)		1.40		1.40		1.76		(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40		1.40		1.73		1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
Class R5 Shares
2014(c)	$25.56	(0.09)	2.57	2.48	—	—	—	$28.04	(0.66	)(d)	0.99	(d)	0.99	(d)	1.14	(d)	9.70	43.15	$69,494
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)		0.99		0.99		1.12		27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)		0.98		0.99		1.32		44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)		0.99		0.99		1.22		(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses paid During period† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,094.90	$7.12
Hypothetical*	$1,000.00	$1,018.13	$6.86
Class C Shares
Actual	$1,000.00	$1,091.00	$11.14
Hypothetical*	$1,000.00	$1,014.28	$10.73
Class I Shares
Actual	$1,000.00	$1,096.90	$5.15
Hypothetical*	$1,000.00	$1,020.02	$4.96
Class R3 Shares
Actual	$1,000.00	$1,094.10	$7.83
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,095.30	$7.31
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,097.00	$5.15
Hypothetical*	$1,000.00	$1,020.02	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.36%; C: 2.14%; I: 0.98%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
Class A Shares (Incep: 12/27/00)	19.61%	16.00%	21.50%	8.95%	6.02%
Class C Shares (Incep: 12/27/00)	23.31%	16.90%	21.71%	8.63%	5.54%
Class I Shares (Incep: 11/3/03)	25.71%	18.33%	23.20%	9.99%	9.72%
Class R3 Shares (Incep: 7/1/03)	25.09%	17.71%	22.55%	9.32%	10.14%
Class R4 Shares (Incep: 2/1/07)	25.27%	17.86%	22.69%	—	4.99%
Class R5 Shares (Incep: 10/3/05)	25.74%	18.32%	23.17%	—	8.35%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

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OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH180

Thornburg International Growth Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best International Multi-Cap Growth Fund
Three-year and five-year periods. Class I shares among 312 and 276 funds, respectively.

Thornburg
INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

Best International Multi-Cap Growth Fund

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). In 2014, Class I shares won for the three- and five-year periods ended 11/30/2013, among 312 and 276 funds, respectively. In 2013, the fund won for the three- and five-year periods ended 11/30/2012, among 264 and 205 funds, respectively. The fund was not eligible for other time periods.

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Portfolio Managers

Tim Cunningham, CFA Greg Dunn

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country’s or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, the team employs a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: growth industry leaders, consistent growth companies, or emerging growth companies. From those baskets, the team will typically build a portfolio of well under 100 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
A Shares (Incep: 2/1/07)
Without sales charge	16.72%	13.70%	25.10%	9.02%
With sales charge	11.48%	11.96%	23.94%	8.33%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	10.83%	4.27%	15.22%	2.45%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.41%, as disclosed in the most recent Prospectus.

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Key Portfolio Attributes

As of March 31, 2014

Portfolio P/E Trailing 12-months*	25.4x
Portfolio Price to Cash Flow*	15.6x
Portfolio Price to Book Value*	4.5x
Median Market Cap*	$5.4 B
5-Year Beta (A Shares vs. MSCI ACWI ex-US G)*	0.82
Number of Companies	65

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2014

Basket Structure

As of March 31, 2014

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI All Country (AC) World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive returns over the long term.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Hargreaves Lansdown plc	boohoo.com plc
Constellation Software, Inc.	MercadoLibre SA
Valeant Pharmaceuticals International, Inc.	Banco BTG Pactual Participations Ltd.
Sands China Ltd.	Telecity Group plc
Wirecard AG	Sberbank Russia OJSC Sponsored ADR

Source: FactSet

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2014 Certified Semi-Annual Report

Thornburg International Growth Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 15, 2014

Dear Fellow Shareholder,

For the semi-annual period ended March 31, 2014, the Thornburg International Growth Fund returned 2.74% for the Class A shares at net asset value (NAV), underperforming the benchmark, the MSCI All Country (AC) World ex-U.S. Growth Index, which returned 4.97%. On March 31, 2014, the NAV of the Class A shares was $20.54, unchanged from September 30, 2013, after paying a 57 cent capital gain distribution.

It was a tale of two quarters with the Fund significantly outperforming in the fourth quarter of 2013 and significantly under-performing in the first quarter of 2014. What changed? Market consensus assumed that last year’s rally would spill over to this year, amid a generally favorable environment: expectations for the global economic recovery to accelerate, modest inflation, and accommodative central banks, including the U.S. Federal Reserve (the Fed). The Fed’s announcement of the first “taper” of asset purchases in January 2014 had been offset by its “lower for longer” interest rate guidance.

But that same month, disappointing economic data out of the U.S. and China (which also saw its first corporate bond defaults) spooked the market. Growing doubts about the momentum of Japan’s structural reform program and worries about the impact on economic growth from its recent consumption tax hike spurred investors to take profit following last year’s exceptional stock market rally there. Meanwhile, hopes that Europe’s deflationary symptoms would abate failed to pan out. So when the Fed’s new chairwoman suggested in mid-March that U.S. interest rate hikes could come sooner than previously expected, earnings forecasts and share price targets were quickly revised downward. And thus began a broad rotation out of high multiple growth stocks into defensive and less volatile value stocks, a rotation which has only accelerated since then with Russia’s annexation of Crimea from the Ukraine adding a heavy dose of geo-political risk.

Although we reduced our position sizes in many of our more richly valued holdings (often several times over), we clearly did not do enough. Part of the problem is that stock valuations have moved up significantly over the past few years making it difficult to find attractively valued stocks in any category, let alone stocks with good growth prospects.

Nonetheless, the recent underperformance also affords us an opportunity to re-examine what worked and what did not, and to re-assess our current positioning of the Fund. Our best performers last year — and especially in the last three months of 2013, when the Fund returned 8.45% alone — became our biggest detractors during the first three months of 2014. The overweight positions in software and services, e-commerce, non-bank financials, and consumer discretionary stocks that catapulted the Fund higher early in the period, dragged it down in the latter half, especially in the last few weeks of March.

Top performers in the six months ended March 31, 2014 include Hargreaves Landsdown plc, Constellation Software, Inc., Valeant Pharmaceuticals International, Inc., Sands China Ltd., and Wirecard AG.

Hargreaves is the largest do-it-yourself (DIY) brokerage firm in the United Kingdom, similar to The Charles Schwab Corp. in the U.S. The U.K. is in the early stages of moving from defined benefit pension plans to defined contribution plans (similar to 401(k)s). We expect assets to slowly shift to self-managed accounts over time. As the dominant DIY provider, Hargreaves should benefit from these new asset flows for many years.

Constellation Software comprises a large number of small, diverse software companies mainly built via acquisition. It targets mission-critical software providers, but often operates in small markets. Typically these firms are too small for larger software companies or private equity firms to be interested in acquiring, leaving the founders with no exit strategy other than to sell to Constellation at an attractive valuation. Given its diversification, Constellation tends to deliver steady growth.

Valeant is a multi-national specialty pharmaceutical company based in Montreal, Canada. It develops, manufactures, and markets a broad range of pharmaceutical products primarily in eye health, dermatology, branded generics, and over-the-counter (OTC) drugs. Valeant has a unique operating philosophy for a pharmaceutical company: it focuses on management and operations rather than research and development, which of late has been a bad allocation of shareholder capital. Valeant acquires undermanaged businesses and products and seeks to drive operational efficiencies through cost-cutting and revenue optimization. Its approach is very similar to private equity.

Sands China operates casinos in Macau, which is the Las Vegas of Asia, and is actually larger than Las Vegas by some measures. Macau regulators have awarded six licenses to operate casinos, one of which went to Sands. While VIP gaming (high roller) has slowed with the Chinese economy, it continues to grow at a reasonable rate. Mass gaming (smaller players) continues to grow very nicely (Sands has significant mass exposure). And overall activity in Macau has been stronger than expected.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Wirecard is an online payments processor based in Germany. The company collects a small fee on e-commerce transactions it processes for its customers. Online retail continues to take share from offline retail, creating a natural growth tailwind. In addition, Wirecard continues to take share in its core European market, while expanding into Asia.

The top detractors included boohoo.com, MercadoLibre, Inc., BTG Pactual, TelecityGroup plc, and Sberbank.

boohoo.com is a U.K.-based online fashion retailer focused on fashion-forward 16-24 year olds, offering exclusive, yet affordable apparel. boohoo sells clothing that is entirely its own label and its supply chain expertise allows it to have short lead times, in some cases just six weeks from design to product. The company went public in March and we purchased the stock because we saw an attractive opportunity to own a fast-growing company at a clear valuation discount to peers. The stock has underperformed because a peer (ASOS) released results that disappointed the market, leading to broad-based selloff of European e-commerce names.

MercadoLibre is an eBay-like, e-commerce platform serving Latin America. MercadoLibre is benefiting from the long-term structural trends of increased broadband penetration in Latin America and the movement of offline retail to online, while facing relatively little competition. However, recently the currencies of most countries in which it operates have weakened substantially versus the U.S. dollar, which the company converts to for reporting purposes. This weighs on reported revenues and earnings. There is also some concern that Venezuela will devalue its currency again, which would cause a step-down in revenue and earnings growth.

Telecity Group owns and operates premium carrier-neutral data centers in city locations across Europe. During the fourth quarter of 2013, the CFO unexpectedly resigned, which the market read as a major negative and the shares sold off. The stock continued to perform poorly after 2013 second-half results were released in the first quarter of this year. Reported results were in-line, but 2014 guidance was below expectations, partly on elevated churn.

Sberbank is the largest bank in Russia. Geo-political tensions have grown due to Russia’s annexation of Crimea from the Ukraine. While Western European and U.S. sanctions against Russia have so far been limited, there has been a spike in capital flight from Russia and a broad selloff in Russian stocks. We sold this position immediately following Russia’s move into Crimea.

Needless to say, we would like to beat our benchmark in every reporting period and in all market conditions. But unfortunately, given market volatility and shifts in short-term sentiment, that is not a realistic goal. Instead, we strive for consistent outperformance over the long run. In this we have been successful. We are pleased the Thornburg International Growth Fund received two Lipper Fund Awards, with the Fund’s Class I shares recognized as Lipper’s Best International Multi-Cap Growth Fund over three- and five-year periods ended November 30, 2013, among 312 and 276 funds, respectively, based on risk-adjusted returns. This brings the total number of Lipper Fund Awards to the Fund to four since its February 2007 inception.

The broad sell-off in growth stocks has been severe, and there may be more pain still to come. But corrections typically result in attractive entry points for high-quality growth stocks and bode well for future performance.

Thank you for investing alongside us in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Semi-Annual Report

Schedule of Investments

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

Top Ten Equity Holdings

As of 3/31/14

MasterCard, Inc.	2.8%
Partners Group Holding AG	2.7%
Constellation Software, Inc.	2.7%
Dollarama, Inc.	2.3%
Catamaran Corp.	2.2%
Gildan Activewear, Inc.	2.2%
Valeant Pharmaceuticals International, Inc.	2.1%
Compagnie Financiere Richemont SA	2.1%
Investment AB Kinnevik	2.0%
Domino’s Pizza UK & IRL plc	2.0%

Summary of Industry Exposure

As of 3/31/14

Software & Services	20.1%
Diversified Financials	12.9%
Retailing	8.2%
Consumer Durables & Apparel	7.3%
Consumer Services	6.3%
Health Care Equipment & Services	4.8%
Media	4.7%
Commercial & Professional Services	4.3%
Pharmaceuticals, Biotechnology & Life Sciences	4.2%
Food, Beverage & Tobacco	3.8%
Food & Staples Retailing	3.2%
Transportation	3.1%
Semiconductors & Semiconductor Equipment	1.7%
Automobiles & Components	1.6%
Materials	1.5%
Technology Hardware & Equipment	1.3%
Capital Goods	1.1%
Energy	0.8%
Telecommunication Services	0.8%
Other Assets & Liabilities	8.3%

Summary of Country Exposure

As of 3/31/14 (percent of equity holdings)

United Kingdom	26.0%
United States	14.0%
Canada	10.1%
Switzerland	5.2%
China	5.0%
Brazil	4.5%
Denmark	4.4%
Australia	3.7%
Sweden	3.6%
Ireland	3.2%
Japan	3.2%
India	2.3%
Hong Kong	2.1%
Germany	1.8%
Russia	1.8%
Netherlands	1.5%
Taiwan	1.4%
France	1.2%
Israel	1.2%
Italy	1.2%
Costa Rica	1.1%
Spain	0.9%
Mexico	0.6%

Certified Semi-Annual Report    9

Schedule of Investments, continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 91.67%

AUTOMOBILES & COMPONENTS — 1.64%
Auto Components — 1.64%
Delphi Automotive plc	556,300	$37,750,518

		37,750,518

CAPITAL GOODS — 1.09%
Machinery — 1.09%
a Arcam AB	827,244	25,179,158

		25,179,158

COMMERCIAL & PROFESSIONAL SERVICES — 4.31%
Professional Services — 4.31%
ALS Ltd.	2,909,173	19,776,105
Experian plc	2,340,319	42,176,979
Intertek Group plc	731,625	37,470,066

		99,423,150

CONSUMER DURABLES & APPAREL — 7.25%
Household Durables — 1.70%
[a] Persimmon plc	1,751,886	39,312,043
Textiles, Apparel & Luxury Goods — 5.55%
Compagnie Financiere Richemont SA	506,903	48,393,884
Eclat Textile Co. Ltd.	2,563,575	29,632,326
Gildan Activewear, Inc.	991,652	49,959,428

		167,297,681

CONSUMER SERVICES — 6.34%
Hotels, Restaurants & Leisure — 6.34%
Domino’s Pizza Group plc	5,010,039	46,063,967
[a] Galaxy Entertainment Group Ltd.	4,811,773	41,873,871
[a] Jubilant FoodWorks Ltd.	814,603	14,483,422
Sands China Ltd.	5,883,200	43,878,440

		146,299,700

DIVERSIFIED FINANCIALS — 12.86%
Capital Markets — 6.48%
Daiwa Securities Group Inc.	5,066,666	44,081,442
Hargreaves Lansdown plc	1,764,357	42,886,312
Partners Group Holding AG	222,491	62,515,429
Consumer Finance — 1.41%
[a] First Cash Financial Services, Inc.	642,586	32,424,889
Diversified Financial Services — 4.97%
IG Group Holdings plc	3,118,747	32,626,357
Investment AB Kinnevik	1,264,756	46,703,133
[a] OzForex Group Ltd.	11,587,500	35,462,629

		296,700,191

ENERGY — 0.81%
Oil, Gas & Consumable Fuels — 0.81%
CNOOC Ltd.	12,360,969	18,581,693

		18,581,693

FOOD & STAPLES RETAILING — 3.24%
Food & Staples Retailing — 3.24%
Magnit OJCS GDR	699,550	38,335,340
PriceSmart, Inc.	231,150	23,329,969
Wal-Mart de Mexico SAB de C.V.	5,499,887	13,101,489

		74,766,798

FOOD, BEVERAGE & TOBACCO — 3.76%
Food Products — 2.31%
BRF SA	1,538,800	30,721,746
Mead Johnson Nutrition Co.	271,400	22,564,196

10    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Tobacco — 1.45%
ITC Ltd.	5,680,600	$33,571,397

		86,857,339

HEALTH CARE EQUIPMENT & SERVICES — 4.76%
Health Care Equipment & Supplies — 2.52%
Coloplast A/S	272,700	22,065,183
GN Store Nord A/S	1,455,300	36,118,326
Health Care Providers & Services — 2.24%
[a] Catamaran Corp.	1,155,157	51,704,827

		109,888,336

MATERIALS — 1.53%
Chemicals — 1.53%
Christian Hansen Holding AS	892,300	35,399,910

		35,399,910

MEDIA — 4.70%
Media — 4.70%
[a] Liberty Global plc	689,700	28,077,687
[a] Liberty Global plc	550,300	22,892,480
REA Group Ltd.	496,478	22,446,151
Rightmove plc	799,718	35,171,134

		108,587,452

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.20%
Biotechnology — 0.99%
Abcam plc	3,522,310	22,842,934
Life Sciences Tools & Services — 1.07%
Eurofins Scientific	82,583	24,716,627
Pharmaceuticals — 2.14%
[a] Valeant Pharmaceuticals International, Inc.	374,317	49,346,210

		96,905,771

RETAILING — 8.19%
Internet & Catalog Retail — 4.98%
[a] AO World plc	2,367,881	12,395,505
[a] ASOS plc	282,229	24,396,364
[a] boohoo.com plc	27,049,732	23,900,861
[a] Priceline.com, Inc.	23,635	28,170,320
[a] YOOX S.p.A	758,808	25,956,575
Multiline Retail — 3.21%
Dollarama, Inc.	686,480	52,297,916
[a] Poundland Group plc	3,452,700	21,873,443

		188,990,984

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.67%
Semiconductors & Semiconductor Equipment — 1.67%
ARM Holdings plc	2,320,944	38,616,234

		38,616,234

SOFTWARE & SERVICES — 20.11%
Information Technology Services — 5.34%
MasterCard, Inc.	874,148	65,298,856
[a] Optimal Payments plc	3,387,975	20,333,747
Wirecard AG	907,815	37,669,606
Internet Software & Services — 7.93%
[a] Baidu, Inc. ADR	171,470	26,128,599
F@N Communications, Inc.	1,336,800	23,895,713
MercadoLibre, Inc.	261,677	24,888,099
[a] SINA Corp.	309,100	18,672,731
Telecity Group plc	2,501,485	29,109,050
[a] Yahoo!, Inc.	888,100	31,882,790
[a] Yandex NV	936,900	28,285,011

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
Software — 6.84%
Aveva Group plc	972,719	$33,957,741
Constellation Software, Inc.	255,850	62,024,242
[a] Fleetmatics Group plc	771,471	25,805,705
Solera Holdings, Inc.	570,700	36,148,138

		464,100,028

TECHNOLOGY HARDWARE & EQUIPMENT — 1.33%
Electronic Equipment, Instruments & Components — 0.18%
Hexagon AB	123,649	4,201,044
Technology, Hardware, Storage & Periphals — 1.15%
[a] Stratasys Ltd.	249,150	26,432,323

		30,633,367

TELECOMMUNICATION SERVICES — 0.79%
Diversified Telecommunication Services — 0.79%
[a] Jazztel plc	1,205,461	18,334,159

		18,334,159

TRANSPORTATION — 3.09%
Air Freight & Logistics — 1.39%
TNT Express N.V.	3,267,900	32,094,908
Road & Rail — 1.70%
Localiza Rent a Car S.A.	2,678,800	39,196,192

		71,291,100

TOTAL COMMON STOCK (Cost $1,868,000,768)		2,115,603,569

SHORT TERM INVESTMENTS — 10.94%
Ameren Corp., 0.25%, 4/1/2014	$15,500,000	15,500,000
Avery Dennison Corp., 0.19%, 4/1/2014	21,000,000	21,000,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014 due 4/1/2014, repurchase price $31,000,207 collateralized by 19 U.S. Government debt securities and 14 corporate debt securities, having an average coupon of 3.56%, a minimum credit rating of BBB-, maturity dates from 9/26/2016 to 3/30/2044, and having an aggregate market value of $32,527,314 at 3/31/2014	31,000,000	31,000,000
CBS Corp., 0.21%, 4/2/2014	18,000,000	17,999,895
Hitachi America Capital, 0.22%, 4/3/2014	34,000,000	33,999,585
Kansas City Power & Light, 0.19%, 4/1/2014	12,000,000	12,000,000
Plains All American Pipeline, 0.25%, 4/1/2014	66,000,000	66,000,000
Union Electric Co., 0.20%, 4/1/2014	34,000,000	34,000,000
Volvo Group Treasury, 0.25%, 4/7/2014	21,000,000	20,999,125

TOTAL SHORT TERM INVESTMENTS (Cost $252,498,605)		252,498,605

TOTAL INVESTMENTS — 102.61% (Cost $2,120,499,373)		$2,368,102,174
LIABILITIES NET OF OTHER ASSETS — (2.61)%		(60,280,377)

NET ASSETS — 100.00%		$2,307,821,797

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

12    Certified Semi-Annual Report

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Certified Semi-Annual Report    13

Statement of Assets and Liabilities

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $2,120,499,373) (Note 2)	$2,368,102,174
Cash	266,694
Cash denominated in foreign currency (cost $11,929,668)	11,933,027
Receivable for investments sold	19,452
Receivable for fund shares sold	15,521,077
Unrealized appreciation on forward currency contracts (Note 7)	3,644,646
Dividends receivable	2,378,259
Dividend and interest reclaim receivable	66,107
Interest receivable	207
Prepaid expenses and other assets	192,847

Total Assets	2,402,124,490

LIABILITIES
Payable for investments purchased	81,493,315
Payable for fund shares redeemed	4,972,048
Unrealized depreciation on forward currency contracts (Note 7)	5,351,558
Payable to investment advisor and other affiliates (Note 3)	2,070,552
Deferred taxes payable	384,721
Accounts payable and accrued expenses	29,188
Dividends payable	1,311

Total Liabilities	94,302,693

NET ASSETS	$2,307,821,797

NET ASSETS CONSIST OF
Net investment income (loss)	$(1,755,160)
Net unrealized appreciation on investments	245,501,641
Accumulated net realized gain (loss)	39,788,750
Net capital paid in on shares of beneficial interest	2,024,286,566

$2,307,821,797

14    Certified Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($835,183,636 applicable to 40,671,193 shares of beneficial interest outstanding - Note 4)	$20.54
Maximum sales charge, 4.50% of offering price	0.97

Maximum offering price per share	$21.51

Class C Shares:
Net asset value and offering price per share* ($167,206,655 applicable to 8,396,310 shares of beneficial interest outstanding - Note 4)	$19.91

Class I Shares:
Net asset value, offering and redemption price per share ($1,158,050,406 applicable to 55,134,491 shares of beneficial interest outstanding - Note 4)	$21.00

Class R3 Shares:
Net asset value, offering and redemption price per share ($17,051,794 applicable to 834,522 shares of beneficial interest outstanding - Note 4)	$20.43

Class R4 Shares:
Net asset value, offering and redemption price per share ($42,883,763 applicable to 2,099,211 shares of beneficial interest outstanding - Note 4)	$20.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($83,648,256 applicable to 3,974,242 shares of beneficial interest outstanding - Note 4)	$21.05

Class R6 Shares:
Net asset value, offering and redemption price per share ($3,797,287 applicable to 179,959 shares of beneficial interest outstanding - Note 4)	$21.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

Statement of Operations

Thornburg International Growth Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $499,293)	$9,414,720
Interest income	158,005

Total Income	9,572,725

EXPENSES
Investment advisory fees (Note 3)	7,781,102
Administration fees (Note 3)
Class A Shares	452,819
Class C Shares	91,365
Class I Shares	238,768
Class R3 Shares	9,851
Class R4 Shares	22,600
Class R5 Shares	16,290
Distribution and service fees (Note 3)
Class A Shares	875,470
Class C Shares	732,679
Class R3 Shares	39,558
Class R4 Shares	44,886
Transfer agent fees
Class A Shares	252,735
Class C Shares	57,110
Class I Shares	146,450
Class R3 Shares	17,501
Class R4 Shares	41,608
Class R5 Shares	45,938
Class R6 Shares	670
Registration and filing fees
Class A Shares	28,047
Class C Shares	1,820
Class I Shares	44,662
Class R3 Shares	9,297
Class R4 Shares	8,736
Class R5 Shares	11,324
Class R6 Shares	7,263
Custodian fees (Note 3)	234,550
Professional fees	32,085
Accounting fees	17,060
Trustee fees	20,710
Other expenses	130,727

Total Expenses	11,413,681
Less:
Expenses reimbursed by investment advisor (Note 3)	(83,956)

Net Expenses	11,329,725

Net Investment Loss	$(1,757,000)

16    Certified Semi-Annual Report

Statement of Operations, Continued

Thornburg International Growth Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$81,384,784
Forward currency contracts (Note 7)	(8,735,068)
Foreign currency transactions	233,376

72,883,092

Net change in unrealized appreciation (depreciation) on:
Investments	(47,696,951)
Forward currency contracts (Note 7)	3,831,297
Foreign currency translations	(26,071)

(43,891,725)

Net Realized and Unrealized Gain	28,991,367

Net Increase in Net Assets Resulting from Operations	$27,234,367

See notes to financial statements.

Certified Semi-Annual Report    17

Statements of Changes in Net Assets

Thornburg International Growth Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(1,757,000)	$774,113
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	72,883,092	39,755,422
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(43,891,725)	221,261,446

Net Increase (Decrease) in Net Assets Resulting from Operations	27,234,367	261,790,981

DIVIDENDS TO SHAREHOLDERS
From realized gains
Class A Shares	(17,999,580)	—
Class C Shares	(3,700,916)	—
Class I Shares	(22,590,256)	—
Class R3 Shares	(398,754)	—
Class R4 Shares	(774,775)	—
Class R5 Shares	(1,254,132)	—
Class R6 Shares	(76,351)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	261,439,431	219,316,525
Class C Shares	52,699,466	39,396,378
Class I Shares	430,168,829	420,392,597
Class R3 Shares	3,169,129	5,686,471
Class R4 Shares	16,761,626	11,731,139
Class R5 Shares	41,504,849	15,049,318
Class R6 Shares	1,270,531	2,399,571

Net Increase in Net Assets	787,453,464	975,762,980

NET ASSETS
Beginning of Period	1,520,368,333	544,605,353

End of Period	$2,307,821,797	$1,520,368,333

Undistributed net investment income (loss)	$(1,755,160)	$1,840

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-deter-

Certified Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

mined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$2,115,603,569	$2,115,603,569	$—	$—
Short Term Investments	252,498,605	—	252,498,605	—

Total Investments in Securities	$2,368,102,174	$2,115,603,569	$252,498,605	$—
Other Financial Instruments**
Forward Currency Contracts	$3,644,646	$—	$3,644,646	$—
Spot Currency	$19,452	$19,452	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(5,351,558)	$—	$(5,351,558)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $90,470 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $18,873 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may

22    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,972 for Class I shares, $24,604 for Class R3 shares, $20,553 for Class R4 shares, $26,654 for Class R5 shares, and $7,173 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2014 (UNAUDITED)		SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	15,456,051	$325,044,985	18,072,733	$325,534,070
Shares issued to shareholders in reinvestment of dividends	810,018	16,767,379	—	—
Shares repurchased	(3,838,843)	(80,372,933)	(6,034,639)	(106,217,545)

Net increase (decrease)	12,427,226	$261,439,431	12,038,094	$219,316,525

Class C Shares
Shares sold	2,878,242	$58,907,327	2,888,564	$50,987,977
Shares issued to shareholders in reinvestment of dividends	158,203	3,184,629	—	—
Shares repurchased	(459,213)	(9,392,490)	(663,227)	(11,591,599)

Net increase (decrease)	2,577,232	$52,699,466	2,225,337	$39,396,378

Class I Shares
Shares sold	25,399,021	$546,720,743	27,208,099	$501,442,073
Shares issued to shareholders in reinvestment of dividends	928,994	19,648,214	—	—
Shares repurchased	(6,378,058)	(136,200,128)	(4,429,838)	(81,049,476)

Net increase (decrease)	19,949,957	$430,168,829	22,778,261	$420,392,597

Class R3 Shares
Shares sold	239,082	$5,013,628	467,014	$8,214,767
Shares issued to shareholders in reinvestment of dividends	15,665	323,012	—	—
Shares repurchased	(103,525)	(2,167,511)	(146,581)	(2,528,296)

Net increase (decrease)	151,222	$3,169,129	320,433	$5,686,471

Certified Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2014 (UNAUDITED)		SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	1,165,707	$24,304,239	1,044,260	$17,883,776
Shares issued to shareholders in reinvestment of dividends	27,047	557,168	—	—
Shares repurchased	(386,702)	(8,099,781)	(344,989)	(6,152,637)

Net increase (decrease)	806,052	$16,761,626	699,271	$11,731,139

Class R5 Shares
Shares sold	2,292,356	$49,575,793	1,964,624	$34,202,940
Shares issued to shareholders in reinvestment of dividends	59,061	1,252,102	—	—
Shares repurchased	(433,754)	(9,323,046)	(1,105,700)	(19,153,622)

Net increase (decrease)	1,917,663	$41,504,849	858,924	$15,049,318

Class R6 Shares*
Shares sold	80,483	$1,742,795	121,272	$2,399,571
Shares issued to shareholders in reinvestment of dividends	3,595	76,351	—	—
Shares repurchased	(25,391)	(548,615)	—	—

Net increase (decrease)	58,687	$1,270,531	121,272	$2,399,571

*	Effective date for this Class of shares was February 1, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,522,374,633 and $806,568,513, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$2,120,499,373

Gross unrealized appreciation on a tax basis	$313,005,916
Gross unrealized depreciation on a tax basis	(65,403,115)

Net unrealized appreciation (depreciation) on investments (tax basis)	$247,602,801

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the

24    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION BUY/SELL		CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Australian Dollar	Buy	28,317,100	07/29/2014	26,050,667	$700,633	$—
Australian Dollar	Sell	28,317,100	07/29/2014	26,050,667	—	(1,601,400)
Euro	Sell	23,664,800	09/12/2014	32,597,408	253,003	—
Great Britain Pound	Buy	37,522,900	07/21/2014	62,504,150	129,833	—
Great Britain Pound	Sell	105,930,400	07/21/2014	176,454,634	—	(2,587,891)
Japanese Yen	Sell	8,023,609,400	05/20/2014	77,756,841	2,561,177	—
Japanese Yen	Sell	2,451,336,200	05/20/2014	23,755,912	—	(122)
Japanese Yen	Buy	1,496,278,300	05/20/2014	14,500,441	—	(37,825)
Japanese Yen	Buy	776,543,000	05/20/2014	7,525,482	—	(82,389)
Japanese Yen	Sell	1,009,927,400	05/20/2014	9,787,212	—	(138,439)
Japanese Yen	Buy	3,059,599,800	05/20/2014	29,650,598	—	(168,900)
Japanese Yen	Sell	2,060,814,200	05/20/2014	19,971,361	—	(310,105)
Japanese Yen	Buy	2,223,541,800	05/20/2014	21,548,355	—	(424,487)

Total					$3,644,646	$(5,351,558)

Certified Semi-Annual Report    25

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$3,644,646

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(5,351,558)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $1,706,912. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(8,735,068)	$(8,735,068)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 3,831,297	$ 3,831,297

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

Financial Highlights

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$20.54	(0.03)	0.60	0.57	—	(0.57)	(0.57)	$20.54	(0.30	)(d)	1.29	(d)	1.29	(d)	1.29	(d)	2.74	44.87	$835,184
2013(b)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)		1.41		1.41		1.42		30.16	89.17	$580,194
2012(b)	$13.37	(0.06)	2.47	2.41	— (e)	—	—	$15.78	(0.41)		1.51		1.51		1.52		18.03	95.17	$255,725
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19		1.51		1.50		1.54		9.43	142.59	$104,918
2010(b)	$10.36	— (f)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
2009(b)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015
CLASS C SHARES
2014(c)	$20.01	(0.11)	0.58	0.47	—	(0.57)	(0.57)	$19.91	(1.07	)(d)	2.05	(d)	2.05	(d)	2.05	(d)	2.31	44.87	$167,207
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)		2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)		2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)		2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
CLASS I SHARES
2014(c)	$20.96	0.01	0.60	0.61	—	(0.57)	(0.57)	$21.00	0.05	(d)	0.93	(d)	0.93	(d)	0.93	(d)	2.88	44.87	$1,158,050
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38		0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10		0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66		0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
CLASS R3 SHARES
2014(c)	$20.46	(0.05)	0.59	0.54	—	(0.57)	(0.57)	$20.43	(0.52	)(d)	1.50	(d)	1.50	(d)	1.81	(d)	2.60	44.87	$17,052
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)		1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (e)	—	—	$15.73	(0.40)		1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06		1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(g)	2.09	103.57	$748
CLASS R4 SHARES
2014(c)	$20.45	(0.04)	0.59	0.55	—	(0.57)	(0.57)	$20.43	(0.41	)(d)	1.38	(d)	1.38	(d)	1.50	(d)	2.66	44.87	$42,884
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)		1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)		1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46		1.40		1.40		32.23	(g)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(g)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(g)	2.10	103.57	$2
CLASS R5 SHARES
2014(c)	$21.01	— (f)	0.61	0.61	—	(0.57)	(0.57)	$21.05	(0.01	)(d)	0.99	(d)	0.99	(d)	1.07	(d)	2.88	44.87	$83,648
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35		0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13		0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55		0.99		0.99		10.60	(g)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(g)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(g)	2.53	103.57	$9
CLASS R6 SHARES
2014(c)	$21.05	0.01	0.61	0.62	—	(0.57)	(0.57)	$21.10	0.09	(d)	0.89		0.89	(d)	1.32	(d)	2.92	44.87	$3,797
2013(h)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21	(d)	0.89	(d)	0.89	(d)	11.83	(d)(g)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net Investment Income (Loss) was less than $0.01 per share.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this Class of shares was February 1, 2013.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

Expense Example

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD†
	10/1/13	3/31/14	10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,027.40	$6.51
Hypothetical*	$1,000.00	$1,018.51	$6.49
Class C Shares
Actual	$1,000.00	$1,023.10	$10.35
Hypothetical*	$1,000.00	$1,014.70	$10.31
Class I Shares
Actual	$1,000.00	$1,028.80	$4.72
Hypothetical*	$1,000.00	$1,020.28	$4.70
Class R3 Shares
Actual	$1,000.00	$1,026.00	$7.58
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,026.60	$6.98
Hypothetical*	$1,000.00	$1,018.04	$6.95
Class R5 Shares
Actual	$1,000.00	$1,028.80	$4.99
Hypothetical*	$1,000.00	$1,020.01	$4.97
Class R6 Shares
Actual	$1,000.00	$1,029.20	$4.50
Hypothetical*	$1,000.00	$1,020.49	$4.48

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; C: 2.05%; I: 0.93%; R3: 1.50%; R4: 1.38%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Index Comparison

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)	11.48%	11.96%	23.94%	8.33%
Class C Shares (Incep: 2/1/07)	14.79%	12.81%	24.26%	8.28%
Class I Shares (Incep: 2/1/07)	17.07%	14.19%	25.74%	9.62%
Class R3 Shares (Incep: 2/1/08)	16.50%	13.61%	25.07%	7.43%
Class R4 Shares (Incep: 2/1/08)	16.63%	13.80%	25.24%	7.54%
Class R5 Shares (Incep: 2/1/08)	17.09%	14.20%	25.72%	7.97%
Class R6 Shares (Incep: 2/1/13)	17.17%	—	—	19.99%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5, and R6 shares.

Certified Semi-Annual Report    31

Other Information

Thornburg International Growth Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH1409

Thornburg Investment Income Builder Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg

INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Barclays U.S. Aggregate Bond Index – An index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index. The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index – This index is comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru.

MSCI Europe ex-U.K. – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI Nordic Countries – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Nordic region. The index consists of the following four developed market country indices: Denmark, Finland, Norway, and Sweden.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Dividend Payout Ratio – The percentage of earnings paid to shareholders in dividends calculated as yearly dividend per share over earnings per share.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Intrinsic Value – A term that reflects Thornburg’s estimate of a company’s value, encompassing our collective investment judgment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than 10% in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, an upward trend appears to be emerging since 2008.

Percentage of Companies Paying Dividends in Russell 1000 Index

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $10,000 Investment (Dividends not Reinvested)

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The Top 100 Dividend Yields

	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Financials	50%	85%
Utilities	20%	1%
Energy	9%	1%
Consumer Discretionary	7%	3%
Telecommunication Services	5%	2%
Consumer Staples	4%	2%
Industrials	3%	4%
Information Technology	1%	1%
Materials	1%	0%
Health Care	0%	1%

Source: FactSet as of March 31, 2014.

Past performance does not guarantee future results.

Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Source: Bloomberg as of March 31, 2014.

Past performance does not guarantee future results.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 70% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 85% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

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Portfolio Managers

Jason Brady, CFA     Brian McMahon     Ben Kirby, CFA

Objectives and Strategies

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

A Global Search for Growing Income & Price Appreciation

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the top ten industry tables on the opposite page, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

Key Portfolio Attributes

As of March 31, 2014

Equity Statistics
Portfolio P/E (12-mo. trailing)	14.0x
Median Market Cap	$15.8 B
Equity & Pref. Equity Holdings	125

Fixed Income Statistics
Weighted Avg. Coupon	7.98%
Average Maturity	10.97 yrs
Effective Duration	3.56 yrs
Bond Holdings	129

Portfolio Composition

As of March 31, 2014

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Quarterly Dividend History, Class A

YEAR	Q1		Q2		Q3		Q4		TOTAL
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢	25.3	¢	25.0	¢	24.5	¢	96.3	¢
2014	22.5	¢

30-day SEC Yield as of 3/31/14 (A Shares): 3.46%

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Average Annual Total Returns

For Periods Ended March 31, 2014

A Shares (Incep: 12/24/02)	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Without sales charge	11.32%	8.85%	17.83%	9.40%	11.34%
With sales charge	6.29%	7.20%	16.75%	8.90%	10.89%
Blended Index (Since 12/24/02)	14.08%	8.79%	15.05%	6.51%	8.12%
S&P 500 Index (Since 12/24/02)	21.86%	14.66%	21.16%	7.42%	9.00%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.39%, as disclosed in the most recent Prospectus.

Top Ten Industries

As of 3/31/14

Telecommunication Services	18.4%
Energy	11.4%
Utilities	10.5%
Diversified Financials	9.0%
Real Estate	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Food, Beverage & Tobacco	4.6%
Banks	3.8%
Consumer Services	3.6%
Materials	3.6%

As of 12/31/13

Telecommunication Services	18.7%
Energy	10.4%
Diversified Financials	9.5%
Utilities	8.8%
Real Estate	7.2%
Pharmaceuticals, Biotechnology & Life Sciences	6.9%
Food, Beverage & Tobacco	5.7%
Banks	3.8%
Materials	3.8%
Consumer Services	3.7%

As of 9/30/13

Telecommunication Services	18.5%
Energy	11.4%
Utilities	10.5%
Diversified Financials	9.0%
Real Estate	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Food, Beverage & Tobacco	4.6%
Banks	3.8%
Consumer Services	3.6%
Materials	3.6%

As of 6/30/13

Telecommunication Services	18.6%
Energy	9.8%
Diversified Financials	9.6%
Utilities	9.3%
Pharmaceuticals, Biotechnology & Life Sciences	9.1%
Real Estate	8.5%
Food, Beverage & Tobacco	4.4%
Banks	4.4%
Materials	3.8%
Consumer Services	3.3%

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2014 Certified Semi-Annual Report

Thornburg Investment Income Builder Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

8    Certified Semi-Annual Report

Letter to Shareholders

April 22, 2014

Dear Fellow Shareholder,

This letter will review the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month fiscal period ended March 31, 2014 and comment on the overall investment landscape, which continues to evolve in important ways.

Thornburg Investment Income Builder Fund paid ordinary quarterly dividends of 47¢ per Class A share in the six-month period ending March 31, 2014, down from 57.5¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I and R5 shares and lower for C, R3 and R4 shares, to account for varying class-specific expenses. The year-over-year decline in the income dividend was largely attributable to a decline in the fourth-quarter 2013 dividend to 24.5¢ per share from 36¢ per share in fourth-quarter 2012. In case you missed the explanation of the dividend decline from the shareholder letter of the Fund’s September 2013 Annual Report, or have forgotten the details and care to review them, we refer you to the quarterly commentary for Thornburg Investment Income Builder Fund for the March 2014 quarter on our website, www.thornburg.com/commentary.

Your Fund’s net asset value (NAV) per Class A share increased $1.18 per share during the six-month period under review, to $21.31, bringing the six-month total return to 8.28%.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.39%, as disclosed in the most recent prospectus.

The Fund’s Class A share return of 8.28%, at NAV for the six-month period, outperformed its own Blended Index (75% MSCI World Index and 25% Barclays U.S. Aggregate Bond Index) benchmark by 0.82% and underperformed the S&P 500 Index by 4.23% for the period. Performance comparisons of Investment Income Builder to each of these benchmarks over various periods are shown on page 7 of this report. Reviewing these, you will see that the performance of the Fund compares very well to both benchmarks over various longer periods. We would like to outperform benchmark returns in all market conditions, but it is not unusual for Investment Income Builder to lag the benchmarks over shorter measurement periods, especially when annualized benchmark returns are significantly above 10%.

The quarter ending March 31, 2014 was the 45th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 34 of these quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 10 of its 11 calendar years of existence. As of March 31, 2014, Thornburg Investment Income Builder Fund has delivered tax-efficient average annual total returns in excess of 11% since its inception (Class A shares at NAV).

We do not expect to pay any capital gain dividends for 2014. At March 31, 2014 the Fund had realized capital losses of approximately $1 billion, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of Thornburg Investment Income Builder Fund during the semi-annual period under review, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six months ended March 31, 2014. The MSCI World Index comprises 75%, and the entire equity portion, of your Fund’s global performance benchmark:

1.	All 10 index sectors showed positive total returns for the period, ranging from approximately 6% (consumer discretionary) to more than 15% (health care).

2.	Income Builder Fund investments in firms in the financials (20% Fund weighting), telecommunications (17%), energy (10%), utilities (10%), and consumer staples (8%) sectors comprised the largest sector weightings in the Fund portfolio. The Fund’s performance relative to the MSCI World Index was helped by comparative outperformance from our holdings in the financial services, industrials, and consumer staples sectors, and was hindered by comparative underperformance from our holdings in the telecommunications sector.

3.	In the Income Builder portfolio, 60 equity investments contributed positive returns of at least 0.05% to the portfolio during the six-month period under review. Six of the Fund’s equity investments contributed returns of negative 0.05% or worse.

The Fund’s bond holdings delivered modest positive returns during the period, but were a drag on overall portfolio returns relative to the Barclays U.S. Aggregate Bond Index (25% of the Fund’s Blended Index benchmark) for the period.

Your Fund’s average return from its investments in the financial sector exceeded the performance of the equities in the finance sector of the MSCI World Index in the semi-annual period, led by JPMorgan Chase and Fifth Third Bancorp. Asset managers Och-Ziff Capital, Blackstone Group, and KKR Financial Holdings delivered strong returns, and relatively small positions in individual mortgage real estate investment trusts (REITs) – MFA Financial, Invesco Mortgage Capital, Two Harbors Investment,

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

and Chimera Investment – combined to make a significant contribution to portfolio performance. On the negative side, U.K. based Standard Chartered and Banco Santander Brasil were negative contributors for the period, though their respective share prices have stabilized in recent weeks.

Your Fund’s significant holdings in the telecommunications sector delivered mixed performances in the semi-annual period, and lagged the index returns of the telecommunications sector. Swisscom and Denmark’s TDC were among the best performers in the portfolio, while developing market firms China Mobile, Russian firms MegaFon and Vimpelcom, and Turkey’s Turkcell were among the worst. Long-time Income Builder holding Vodafone paid a large first-quarter 2014 dividend, and spun off its holding of shares in Verizon Communications to Vodafone shareholders, following conversion of its 45% holding in Verizon Wireless into a cash payment and shares of Verizon Communications. Vodafone no longer has a presence in the U.S. telecommunications market.

Among Income Builder’s investments in the energy sector, French integrated hydrocarbon producer Total SA, Royal Dutch Shell, refiner HollyFrontier Corporation, and Canadian Oil Sands Ltd. each delivered good portfolio performance in the semi-annual period. U.S. energy infrastructure owner Kinder Morgan was among the weaker performers in the portfolio. While Kinder Morgan holds a valuable collection of assets, it faces questions regarding its ability to grow its dividend while simultaneously investing to maintain existing assets and acquire new ones.

Returns from your Fund’s holdings in the utilities sector exceeded the strong market returns from this sector. Positive performers included Electricite de France, GDF Suez, Italian and Spanish gas transmission line operators Snam and Enagas, and U.S. diversified utilities Dominion Resources and Sempra Energy.

Among Fund investments in the consumer staples sector, Walgreen’s delivered a strong performance during the period after improving same-store sales reversed the negative performance seen earlier last year. The Fund’s staples sector investments (Coca-Cola, Nestle, McDonald’s, Reckitt Benckiser Group, Lorillard, Netherlands-based grocer Royal Ahold, and Philip Morris International) outpaced the performance of the index during the period. We limited the damage from subpar returns to Coca Cola and Philip Morris by reducing the position sizes significantly.

Investment Income Builder’s semi-annual period returns from its holdings in the health care sector lagged those of the index. Positive performances from Roche, Novartis, and Pfizer were weighed down by a sluggish performance from France’s Sanofi, which faced inventory problems in Brazil and delayed new drug approvals. Stock prices of a majority of firms in this sector have risen more than the market as a whole in recent years. As a consequence of higher stock prices, dividend yields are dropping, and we have reduced the portfolio’s percentage weighting in health care stocks.

Among other portfolio holdings, notable contributors included casino operators Wynn Resorts and Sands China, Italian toll-road operator Atlantia SpA, French infrastructure builder/operator Vinci, communication chip designer Qualcomm, technology giants Microsoft and Intel, and chemicals producer LyondellBasell Industries. Negative contributors included office supplies retailer Staples, Brazilian utility EDP Energias do Brasil, industrial conglomerate China Merchants Holdings, and Washington REIT. How’s that for a diverse group of dividend payers!

The euro and British pound each appreciated vis-à-vis the U.S. dollar during the period. We hedged a majority of the currency exposure to the euro and other European currencies tied to it, since we are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies. This hurt our performance relative to the index, since we missed out on a modest performance tailwind from currency appreciation. The Australian dollar and Brazilian real each appreciated relative to the U.S. dollar during the first quarter of 2014, partially reversing depreciation trends in the fourth quarter of last year.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays U.S. Aggregate Bond Index. This fact was helpful again in the six-month period under review, since yield spreads of corporate credits over comparable maturity U.S. government yield levels fell. Corporate bond prices have increased as their yields have declined, leading us to allocate most incoming cash flows to equities in recent quarters. You can expect us to increase the portfolio’s allocation to bonds if rising yields lead to lower bond prices. Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 12% (currently, and in mid-2005) to 45% at June 30, 2009 (See Chart I).

As of March 31, 2014, the Fund’s portfolio included approximately 160 bonds and hybrid securities.

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly during the global financial crisis, due to more than 20% aggregate declines in dividends paid in 2009 in most developed country equity markets. Dividend increases since 2010 have brought aggregate dividends paid by U.S. listed firms back above pre-financial crisis levels. For the U.S. equity market as a

10    Certified Semi-Annual Report

Letter to Shareholders,

Continued

Chart I : Interest Bearing Investments as a Percentage of Total Portfolio as of March 31, 2014

whole, the dividend payout ratio is around 33% of corporate earnings. For the Income Builder equity portfolio as a whole, the dividend payout ratio is slightly above 60%, reflecting our preference for owning firms with both the ability and willingness to pay attractive dividends. Outside the U.S., dividend yields and payout ratios tend to be higher, but dividend growth has been lower since 2010. Readers should be aware that the reduced yields now available from bond investments pose a formidable near-term challenge to delivering year-over-year dividend increases on Investment Income Builder shares.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not recover… and this is always a possibility, we can expect the opposite.

During the early months of 2014, investors have debated the future direction of the economies of China and Japan, potential policy actions by various branches of the U.S. government, the strength and durability of the nascent European economic recovery, and the financial condition of various emerging market economies. For the most part, these issues remain open. In March, Russian military actions in Crimea took center stage, re-awakened Cold War memories, and cast a shadow over investor enthusiasm for purchasing financial assets.

Global economic growth, while positive, has been below prior expectations. It grows increasingly difficult for firms to generate significant revenue growth. Most major central banks around the world continue to pursue easy monetary conditions, though the U.S. Federal Reserve has reduced its program of unconventional monetary easing. Yields available to investors in the U.S. bond market were mixed at the end of March 2014, compared to six months earlier:

•	Intermediate maturity U.S. Government bond yields moved approximately 0.20% higher, though these remain low by historical standards.

•

Investment-grade corporate bond yields declined, as indicated by the 0.32% decrease in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond Yields, from 3.97% on September 30, 2013 to 3.65% at March 31, 2014.

•

High-yield (“junk”) corporate bond yields declined, as indicated by the 0.66% decrease in the FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond Yields, from 6.36% on September 30, 2013 to 5.70% at March 31, 2014.

While lower interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of overall personal income in the United States has fallen from more than 11% in 2008 to around 7% today. The interest contribution to personal income is likely to continue dropping in 2014 as previously issued bonds and CDs mature.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but

Certified Semi-Annual Report    11

Letter to Shareholders,

Continued

in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburginvestments.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

12    Certified Semi-Annual Report

Schedule of Investments

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

Summary of Industry Exposure

As of 3/31/14

Telecommunication Services	18.4%
Energy	11.4%
Utilities	10.5%
Diversified Financials	9.0%
Real Estate	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Food, Beverage & Tobacco	4.6%
Banks	3.8%
Consumer Services	3.6%
Materials	3.6%
Insurance	3.1%
Food & Staples Retailing	2.6%
Capital Goods	2.2%
Semiconductors & Semiconductor Equipment	2.0%
Transportation	2.0%
Technology Hardware & Equipment	1.9%
Media	1.3%
Retailing	1.2%
Household & Personal Products	1.0%
Software & Services	0.9%
Miscellaneous	0.5%
Health Care Equipment & Services	0.2%
Other Non-Classified Securities:
Other Securities	0.6%
Asset Backed Securities	0.6%
U.S. Government Agencies	0.1%
Municipal Bonds*	0.0%
Other Government*	0.0%
Other Assets & Liabilities	1.7%

*	Industry percentage was less than 0.1%.

Top Ten Equity Holdings

As of 3/31/14

Total SA	2.6%
JPMorgan Chase & Co.	2.5%
Royal Dutch Shell plc ADR	2.2%
Walgreen Co.	2.1%
GDF Suez	2.0%
Telefonica Brasil SA ADR	2.0%
Sanofi-Aventis	1.9%
TDC A/S	1.9%
Pfizer, Inc.	1.9%
Eni S.p.A.	1.7%

Summary of Country Exposure

As of 3/31/14 (percent of equity holdings)

United States	43.6%
France	9.8%
Switzerland	6.0%
Netherlands	4.9%
Brazil	4.6%
Italy	4.0%
United Kingdom	3.4%
China	2.6%
Australia	2.0%
Denmark	1.9%
Canada	1.9%
Hong Kong	1.7%
Singapore	1.6%
Norway	1.5%
Russia	1.3%
Spain	1.3%
Mexico	0.8%
Saudi Arabia	0.7%
Turkey	0.7%
Taiwan	0.6%
Philippines	0.5%
Bermuda	0.4%
South Korea	0.4%
New Zealand	0.3%
Luxembourg	0.3%
Cayman Islands	0.3%
Thailand	0.2%
Argentina	0.2%
Panama	0.2%
Japan	0.2%
Germany	0.2%
South Africa	0.1%
Ireland	0.1%
Trinidad and Tobago*	0.0%
Scotland*	0.0%
Other Assets & Liabilities	1.7%

*	Country percentage was less than 0.01%.

Certified Semi-Annual Report    13

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE

COMMON STOCK — 88.96%

BANKS — 5.71%
Banks — 5.71%
Banco Santander Brasil S.A.	10,831,900	$60,333,683
Banque Cantonale Vaudoise	44,400	25,890,164
Fifth Third Bancorp	4,626,700	106,182,765
JPMorgan Chase & Co.	7,950,000	482,644,500
Liechtensteinische Landesbank AG	1,150,000	55,545,501
Nordea Bank AB	6,870,500	97,447,878
St. Galler Kantonalbank	78,741	32,732,671
Standard Chartered plc	6,325,000	132,178,123

		992,955,285

CAPITAL GOODS — 2.34%
Construction & Engineering — 1.26%
Vinci S.A.	2,940,900	218,417,961
Industrial Conglomerates — 1.08%
Hopewell Holdings Ltd.	36,270,840	124,386,559
NWS Holdings Ltd.	38,000,000	64,374,396

		407,178,916

CONSUMER DURABLES & APPAREL — 0.52%
Textiles, Apparel & Luxury Goods — 0.52%
Coach, Inc.	1,837,100	91,230,386

		91,230,386

CONSUMER SERVICES — 2.74%
Hotels, Restaurants & Leisure — 2.74%
McDonald’s Corp.	1,410,000	138,222,300
Sands China Ltd.	11,150,000	83,159,608
SJM Holdings Ltd.	11,397,000	32,031,793
Wynn Resorts Ltd.	1,000,000	222,150,000

		475,563,701

DIVERSIFIED FINANCIALS — 5.71%
Capital Markets — 4.65%
Apollo Global Management, LLC	3,238,100	102,971,580
[a] Apollo Investment Corp.	12,500,000	103,875,000
Ares Capital Corp.	8,650,000	152,413,000
GAM Holding AG	4,440,982	80,124,046
KKR & Co. LP	700,000	15,988,000
Och-Ziff Capital Management Group, LLC	8,400,000	115,668,000
[a] Solar Capital Ltd.	4,607,900	100,360,062
The Blackstone Group LP	4,105,000	136,491,250
Consumer Finance — 0.28%
Capital One Financial Corp.	630,000	48,610,800
Diversified Financial Services — 0.78%
[a] KKR Financial Holdings, LLC	11,700,000	135,369,000

		991,870,738

ENERGY — 10.33%
Energy Equipment & Services — 0.59%
Ensco plc	1,936,000	102,182,080
Oil, Gas & Consumable Fuels — 9.74%
Canadian Oil Sands Ltd.	8,125,000	170,437,585
[b] Halcon Resources Corp.	259,140	1,122,076
HollyFrontier Corp.	3,204,700	152,479,626
Husky Energy, Inc.	7,250,600	217,485,207
Kinder Morgan, Inc.	4,725,000	153,515,250
Linn Co., LLC	3,060,000	82,773,000
Royal Dutch Shell plc ADR	6,100,000	445,666,000
Statoil ASA	2,657,900	75,016,717
Total SA	6,020,300	394,787,911

		1,795,465,452

14    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
FOOD & STAPLES RETAILING — 3.70%
Food & Staples Retailing — 3.70%
Koninklijke Ahold NV	13,419,125	$269,538,299
Walgreen Co.	5,650,000	373,069,500

		642,607,799

FOOD, BEVERAGE & TOBACCO — 5.97%
Beverages — 1.66%
Ambev SA ADR	14,188,000	105,133,080
Coca Cola Co.	3,369,300	130,257,138
Coca-Cola Amatil Ltd.	5,272,581	53,934,420
Food Products — 1.30%
Nestle SA	3,001,600	225,956,088
Tobacco — 3.01%
British American Tobacco plc	1,552,600	86,336,659
Korean Tobacco & Ginseng Corp.	1,673,100	125,743,812
Lorillard, Inc.	3,452,700	186,722,016
Philip Morris USA, Inc.	1,510,000	123,623,700

		1,037,706,913

HOUSEHOLD & PERSONAL PRODUCTS — 1.08%
Household Products — 0.94%
Reckitt Benckiser plc	2,013,500	164,047,149
Personal Products — 0.14%
Hengan International Group Co. Ltd.	2,304,500	23,931,860

		187,979,009

INSURANCE — 2.82%
Insurance — 2.82%
BB Seguridade Participacoes S.A.	4,000,000	44,266,196
Gjensidige Forsikring ASA	5,100,000	103,740,940
Scor SE	2,982,500	104,364,532
Zurich Financial Services AG	775,200	237,983,462

		490,355,130

MATERIALS — 3.34%
Chemicals — 1.68%
LyondellBasell Industries NV	1,826,300	162,431,122
Saudi Basic Industries Corp.	2,808,000	87,975,789
Yanbu National Petrochemical Co.	2,200,022	41,503,208
Metals & Mining — 1.66%
Nucor Corp.	3,250,000	164,255,000
Southern Copper Corp.	4,275,000	124,445,250

		580,610,369

MEDIA — 0.21%
Media — 0.21%
Eutelsat Communications	1,054,000	35,792,851

		35,792,851

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.92%
Pharmaceuticals — 6.92%
Novartis AG	3,936,800	333,985,635
Pfizer, Inc.	8,820,000	283,298,400
Roche Holding AG	1,177,200	352,873,706
Sanofi-Aventis	2,237,200	233,251,633

		1,203,409,374

REAL ESTATE — 6.18%
Real Estate Investment Trusts — 6.18%
Capstead Mortgage Corp.	3,250,000	41,145,000
Chimera Investment Corp.	47,850,000	146,421,000
Digital Realty Trust, Inc.	1,940,000	102,975,200
[a] Dynex Capital, Inc.	5,062,000	45,304,900
[a] Invesco Mortgage Capital, Inc.	9,420,000	155,147,400
[a] MFA Financial, Inc.	25,500,000	197,625,000

Certified Semi-Annual Report    15

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Senior Housing Properties Trust	4,670,000	$104,934,900
Two Harbors Investment Corp.	14,000,000	143,500,000
[a] Washington REIT	5,721,000	136,617,480

		1,073,670,880

RETAILING — 1.46%
Specialty Retail — 1.46%
Staples, Inc.	15,000,000	170,100,000
The Home Depot, Inc.	1,051,100	83,173,543

		253,273,543

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.75%
Semiconductors & Semiconductor Equipment — 1.75%
Intel Corp.	8,175,000	210,996,750
Taiwan Semiconductor Manufacturing Co. Ltd.	24,123,000	93,869,978

		304,866,728

SOFTWARE & SERVICES — 1.31%
Internet Software & Services — 0.57%
Mail.ru Group Ltd.	2,791,400	98,955,130
Software — 0.74%
Microsoft Corp.	3,150,000	129,118,500

		228,073,630

TECHNOLOGY HARDWARE & EQUIPMENT — 2.67%
Communications Equipment — 1.52%
Qualcomm, Inc.	3,351,000	264,259,860
Technology, Hardware, Storage & Periphals — 1.15%
Apple, Inc.	372,000	199,667,280

		463,927,140

TELECOMMUNICATION SERVICES — 15.10%
Diversified Telecommunication Services — 11.31%
AT&T, Inc.	3,550,000	124,498,500
BT Group plc	26,215,000	165,857,974
Singapore Telecommunications Ltd.	70,628,600	204,378,809
Swisscom AG	479,000	294,210,735
TDC A/S	32,111,900	296,863,312
Telefonica Brasil SA ADR	13,900,000	295,236,000
Telenor ASA	8,350,100	185,052,652
TeliaSonera AB	6,985,909	52,672,521
Telstra Corp. Ltd.	54,699,000	257,697,580
Verizon Communications, Inc.	1,865,805	88,961,583
Wireless Telecommunication Services — 3.79%
China Mobile Ltd.	17,599,849	161,102,208
Etihad Etisalat Co.	3,380,000	83,590,864
MegaFon OAO	3,278,300	92,284,145
MegaFon OAO GDR	1,407,400	39,618,310
Philippine Long Distance Telephone Co.	836,400	50,916,980
[b] Turkcell Iletisim Hizmetleri AS	17,450,300	97,458,095
Vodafone Group plc	36,596,127	134,407,758

		2,624,808,026

TRANSPORTATION — 2.55%
Transportation Infrastructure — 2.55%
Atlantia S.p.A.	8,645,800	222,137,960
China Merchants Holdings International Co., Ltd.	20,720,430	71,325,402
Jiangsu Express Co., Ltd.	36,530,000	41,679,946
Santos Brasil Participacoes S.A.	3,970,750	29,312,500
Sydney Airport	20,265,009	78,745,921

		443,201,729

UTILITIES — 6.55%
Electric Utilities — 3.42%
Duke Energy Corp.	2,872,000	204,543,840
EDP — Energias do Brasil SA	14,054,100	63,797,810

16    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Electricite de France SA	2,044,600	$80,882,755
Entergy Corp.	1,317,200	88,054,820
Mighty River Power Ltd.	26,500,000	50,365,668
Terna Rete Elettrica Nazionale S.p.A.	19,889,716	106,535,316
Gas Utilities — 1.11%
Enagas SA	3,483,600	105,941,899
Snam S.p.A.	15,000,600	87,828,673
Independent Power & Renewable Electricity — 0.22%
China Resources Power Holdings Co.	3,900,000	10,156,643
Huaneng Power International, Inc.	28,620,000	27,304,583
Multi-Utilities — 1.80%
Dominion Resources, Inc.	1,770,000	125,652,300
GDF Suez	2,804,800	76,739,665
Sempra Energy	1,150,000	111,274,000

		1,139,077,972

TOTAL COMMON STOCK (Cost $13,069,570,907)		15,463,625,571

PREFERRED STOCK — 0.85%

BANKS — 0.20%
Banks — 0.20%
Barclays Bank plc Pfd, 7.10%	200,000	5,134,000
First Niagara Financial Group Pfd, 8.625%	143,295	4,071,011
First Tennessee Bank Pfd, 3.75%	12,000	8,283,750
GMAC Capital Trust I Pfd, 8.125%	628,126	17,147,840

		34,636,601

DIVERSIFIED FINANCIALS — 0.16%
Capital Markets — 0.01%
Morgan Stanley Pfd, 4.00%	120,000	2,389,200
Consumer Finance — 0.15%
Ally Financial, Inc. Pfd, 8.50%	930,495	25,449,038

		27,838,238

ENERGY — 0.11%
Oil, Gas & Consumable Fuels — 0.11%
Halcon Resources Corp. Pfd, 5.75%	26,000	19,500,000

		19,500,000

INSURANCE — 0.14%
Insurance — 0.14%
Principal Financial Group Pfd, 5.563%	234,400	24,157,850

		24,157,850

MISCELLANEOUS — 0.06%
U.S. Government Agencies — 0.06%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	10,892,813

		10,892,813

REAL ESTATE — 0.07%
Real Estate Investment Trusts — 0.07%
Alexandria Real Estate Pfd, 7.00%	463,500	12,454,245

		12,454,245

TELECOMMUNICATION SERVICES — 0.11%
Wireless Telecommunication Services — 0.11%
Centaur Funding Corp. Pfd, 9.08%	15,000	18,328,125

		18,328,125

TOTAL PREFERRED STOCK (Cost $145,828,528)		147,807,872

Certified Semi-Annual Report    17

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES — 0.46%

COMMERCIAL MTG TRUST — 0.11%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 3.26%, 3/25/2034	$1,134,983	$922,418
[c] CVS Pass-Through Trust, 9.35%, 1/10/2023	15,000,000	17,516,505

		18,438,923

OTHER ASSET BACKED — 0.15%
[c] Fairway Outdoor Funding, LLC, 8.835%, 10/15/2042	7,000,000	6,707,028
[c] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	3,249,225
[c] MIRAMAX, LLC, 10.00%, 10/20/2021	12,025,000	12,467,556
[c,d] Northwind Holdings, LLC Floating Rate Note, 1.016%, 12/1/2037	3,718,750	3,452,859

		25,876,668

RESIDENTIAL MTG TRUST — 0.20%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.327%, 12/20/2036	2,990,239	799,323
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.487%, 8/25/2033	314,949	292,756
FBR Securitization Trust, Series 2005-2 Class M1, 0.874%, 9/25/2035	20,100,000	18,664,611
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.49%, 8/25/2034	5,517,797	4,658,190
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.474%, 11/25/2035	6,109,092	5,978,713
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.304%, 6/25/2036	3,155,845	3,107,902
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.615%, 2/25/2035	7,059,099	1,510,503

		35,011,998

TOTAL ASSET BACKED SECURITIES (Cost $81,259,813)		79,327,589

CORPORATE BONDS — 5.86%

BANKS — 0.21%
Banks — 0.21%
[c,e] Groupe BPCE, 12.50%, 8/29/2049	10,211,000	13,172,190
PNC Financial Services Group, Inc., 4.454%, 5/29/2049	10,000,000	10,030,000
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	5,617,522
[e] Royal Bank of Scotland Group plc, 6.10%, 6/10/2023	7,000,000	7,266,133

		36,085,845

CAPITAL GOODS — 0.11%
Industrial Conglomerates — 0.11%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,952,747

		19,952,747

CONSUMER SERVICES — 0.02%
Hotels, Restaurants & Leisure — 0.02%
[c,e] Arcos Dorados Holdings I, 6.625%, 9/27/2023	3,000,000	3,075,000

		3,075,000

DIVERSIFIED FINANCIALS — 0.62%
Capital Markets — 0.05%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,831,704
Consumer Finance — 0.16%
Capital One Bank, 6.15%, 9/1/2016	25,000,000	27,900,250
Diversified Financial Services — 0.41%
[c,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	20,100,000	21,607,500
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	16,564,681
JPMorgan Chase & Co., 7.90%, 12/31/2049	15,000,000	16,950,000
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,741,630
[c] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	8,000,000	8,760,000

		107,355,765

ENERGY — 1.05%
Energy Equipment & Services — 0.10%
[e] Floatel International Ltd., 8.00%, 10/11/2017	15,500,000	16,352,500
Oil, Gas & Consumable Fuels — 0.95%
[c] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	6,374,465
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,772,900
Energy Transfer Partners LP, 3.255%, 11/1/2066	23,020,000	21,063,300
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	16,398,600
[c] Gastar Exploration USA, Inc., 8.625%, 5/15/2018	18,000,000	18,450,000

18    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
[c,e] Gaz Capital SA, 8.146%, 4/11/2018	$2,000,000	$2,260,000
[b,c,f] Green Field Energy Services, 13.25%, 11/15/2016	379,000	26,530
[b,c,f] Green Field Energy Services, 13.00%, 11/15/2016	16,000,000	1,120,000
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,128,856
[c] Linc Energy U.S.A./Linc Energy Finance, 12.50%, 10/31/2017	8,000,000	8,800,000
[c] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	6,171,000	6,223,163
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	20,520,000
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,027,256
[c,e] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,990,000
[e] Petrobras Global Finance BV, 3.00%, 1/15/2019	4,000,000	3,780,236
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	15,450,000
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,175,000

		181,912,806

FOOD, BEVERAGE & TOBACCO — 0.06%
Tobacco — 0.06%
Altria Group, Inc., 9.70%, 11/10/2018	2,376,000	3,118,776
[c,e] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,523,100

		9,641,876

HEALTH CARE EQUIPMENT & SERVICES — 0.15%
Health Care Providers & Services — 0.15%
[c] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	23,500,000	25,732,500

		25,732,500

INSURANCE — 0.97%
Insurance — 0.97%
[c,e] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,620,000
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	11,326,688
[c] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	15,720,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,773,692
[c] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,778,282
[c] Prudential Holdings, LLC, 8.695%, 12/18/2023	4,307,143	5,425,772
[c,e] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	42,800,000
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,793,992
[c,e] White Mountains Re Group Ltd., 7.506%, 12/31/2049	28,590,000	30,014,468
[c] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	27,743,470
[c] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,351,350

		168,347,714

MATERIALS — 0.33%
Construction Materials — 0.09%
[c,e] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,693,600
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,653,092
Metals & Mining — 0.24%
[c,e] Anglo American Capital plc, 9.375%, 4/8/2014	3,500,000	3,504,368
[e] Anglogold Holdings, 8.50%, 7/30/2020	20,000,000	22,055,000
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	7,687,000	7,725,435
[c,e] GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,866,250

		57,497,745

MEDIA — 0.23%
Media — 0.23%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	6,100,090
[c,e] Nara Cable Funding Ltd., 8.875%, 12/1/2018	8,985,000	9,782,419
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,710,322
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	7,215,000

		40,807,831

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.11%
Semiconductors & Semiconductor Equipment — 0.11%
[c,e] Global A&T Electronics Ltd., 10.00%, 2/1/2019	10,000,000	8,175,000
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	11,724,500

		19,899,500

Certified Semi-Annual Report    19

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SOFTWARE & SERVICES — 0.08%
Internet Software & Services — 0.08%
[c,e] eAccess Ltd., 8.25%, 4/1/2018	$5,600,000	$6,090,000
[d] Yahoo!, Inc., 6.65%, 8/10/2026	7,626,458	8,465,368

		14,555,368

TELECOMMUNICATION SERVICES — 1.11%
Diversified Telecommunication Services — 1.03%
[e] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	37,738,843
Level 3 Communications, Inc., 11.875%, 2/1/2019	6,000,000	6,780,000
Level 3 Communications, Inc., 8.875%, 6/1/2019	9,000,000	9,888,750
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,049,436
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	103,352,384
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	3,133,336
[c,e] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	8,929,025
Wireless Telecommunication Services — 0.08%
[c,e] VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	4,691,250
[c,e] VimpelCom Holdings BV, 7.504%, 3/1/2022	8,735,000	8,853,796

		193,416,820

TRANSPORTATION — 0.05%
Airlines — 0.05%
[c] American Airlines, 4.95%, 7/15/2024	5,167,382	5,542,017
US Airways, 6.25%, 10/22/2024	2,515,812	2,842,867

		8,384,884

UTILITIES — 0.76%
Electric Utilities — 0.39%
Alabama Power Capital Trust V, 3.347%, 10/1/2042	4,000,000	3,737,560
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,313,838
[c,e] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	45,254,000
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,058,496
[c] Great River Energy, 5.829%, 7/1/2017	1,030,247	1,108,637
Independent Power & Renewable Electricity — 0.11%
[c,e] Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	19,440,000
Multi-Utilities — 0.26%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,550,245
[c] Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,030,168
[c] Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,721,802
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	23,069,600
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,263,395

		131,547,741

TOTAL CORPORATE BONDS (Cost $860,788,394)		1,018,214,142

CONVERTIBLE BONDS — 0.05%

MATERIALS — 0.00%
Metals & Mining — 0.00%
[b,c,e,f] Jaguar Mining, Inc., 4.50%, 11/1/2014	11,000,000	550,000

		550,000

TELECOMMUNICATION SERVICES — 0.05%
Diversified Telecommunication Services — 0.05%
[c] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	5,700,000	4,723,875
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	3,075,000

		7,798,875

TOTAL CONVERTIBLE BONDS (Cost $17,368,514)		8,348,875

WARRANTS — 0.00%
[b,c] Green Field Energy Services	16,000	16,160

TOTAL WARRANTS (Cost $627,343)		16,160

20    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS — 0.02%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	$2,555,000	$2,764,178
Town of Victor, New York, 9.20%, 5/1/2014	410,000	410,566

TOTAL MUNICIPAL BONDS (Cost $2,913,955)		3,174,744

U.S. GOVERNMENT AGENCIES — 0.05%
[c] Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,629,578

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,629,578

FOREIGN BONDS — 1.43%

BANKS — 0.15%
Banks — 0.15%
[c] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	54,000,000	21,984,355
[c] Itau Unibanco Holding S.A. (BRL), 10.50%, 11/23/2015	10,000,000	4,319,083

		26,303,438

CONSUMER SERVICES — 0.15%
Hotels, Restaurants & Leisure — 0.15%
[c] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	66,000,000	26,687,968

		26,687,968

DIVERSIFIED FINANCIALS — 0.31%
Capital Markets — 0.01%
Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,912,226
Consumer Finance — 0.14%
[c] Cash Store Financial (CAD), 11.50%, 1/31/2017	10,250,000	2,054,358
[c] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	12,000,000	22,656,570
Diversified Financial Services — 0.16%
Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	2,821,728
[d] Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	2,115,469
KFW (BRL), 5.375%, 9/14/2015	53,000,000	21,881,362

		53,441,713

FOOD & STAPLES RETAILING — 0.14%
Food & Staples Retailing — 0.14%
Wesfarmers Ltd. (AUD), 5.245%, 9/11/2014	2,000,000	1,871,190
[c] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	12,000,000	22,306,469

		24,177,659

FOOD, BEVERAGE & TOBACCO — 0.10%
Beverages — 0.10%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	9,083,981
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	20,000,000	8,726,311

		17,810,292

INSURANCE — 0.10%
Insurance — 0.10%
ELM BV (AUD), 7.635%, 12/31/2049	10,500,000	10,183,203
ELM BV (AUD), 3.775%, 12/31/2049	8,000,000	7,086,318

		17,269,521

MISCELLANEOUS — 0.35%
Miscellaneous — 0.35%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	10,136,624
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	109,401,000	50,626,289

		60,762,913

SOFTWARE & SERVICES — 0.04%
Internet Software & Services — 0.04%
[c] eAccess Ltd. (EUR), 8.375%, 4/1/2018	4,600,000	6,924,328

		6,924,328

Certified Semi-Annual Report    21

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
TRANSPORTATION — 0.06%
Airlines — 0.06%
[d] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	$7,599,497	$10,574,138

		10,574,138

UTILITIES — 0.03%
Electric Utilities — 0.03%
Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	5,011,018

		5,011,018

TOTAL FOREIGN BONDS (Cost $274,792,771)		248,962,988

OTHER SECURITIES — 0.58%
Loan Participations — 0.58%
Baker & Taylor Acquisitions Corp., 12.00%, 9/28/2016	13,000,000	13,162,500
CEMEX S.A.B. de C.V., 4.656%, 2/17/2017	3,373,420	3,381,854
NCP Finance LP, 11.00%, 9/30/2018	12,940,000	12,875,300
North Atlantic Trading Co., Inc., 6.836%-8.75%, 12/30/2019	10,000,000	10,075,000
[d] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	15,290,548	15,443,453
Rue21, Inc., 5.625%, 10/9/2020	6,965,000	5,812,293
[d] Synergy Aerospace Corp., 7.50%, 3/3/2015	26,000,000	25,870,000
Texas Competitive Electric Holdings Co., LLC, 3.7369%,10/10/2014	20,669,860	14,772,542

TOTAL OTHER SECURITIES (Cost $105,598,517)		101,392,942

SHORT TERM INVESTMENTS — 0.83%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2014 due 4/1/2014 repurchase price $31,000,207 collateralized by 16 corporate debt securities and 4 U.S. Government debt securities, having an average coupon of 4.46%, a minimum credit rating of BBB-, maturity dates from 1/15/2016 to 1/1/2044, and having an aggregate market value of $32,863,956 at 3/31/2014.	31,000,000	31,000,000
Hitachi America Capital, 0.22%, 4/3/2014	6,000,000	5,999,927
Plains All American Pipeline, 0.25%, 4/1/2014	58,000,000	58,000,000
Union Electric Co., 0.20%, 4/1/2014	50,000,000	50,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $144,999,927)		144,999,927

TOTAL INVESTMENTS — 99.09% (Cost $14,710,498,669)		$17,224,500,388
OTHER ASSETS LESS LIABILITIES — 0.91%		157,437,531

NET ASSETS — 100.00%		$17,381,937,919

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2013	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2014	MARKET VALUE MARCH 31, 2014	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Apollo Investment Corp.	13,316,000	—	816,000	12,500,000	$103,875,000	$5,163,200	$(2,465,737)
Dynex Capital, Inc.	4,562,000	500,000	—	5,062,000	45,304,900	2,598,480	—
Invesco Mortgage Capital, Inc.	9,970,000	—	550,000	9,420,000	155,147,400	9,695,000	(4,181,369)
KKR Financial Holdings, LLC	12,530,000	—	830,000	11,700,000	135,369,000	5,330,600	(3,407,077)
MFA Financial, Inc.	23,250,000	2,250,000	—	25,500,000	197,625,000	15,315,000	—
Och-Ziff Capital Management Group, LLC*	7,835,000
Solar Capital Ltd.	4,607,900	—	—	4,607,900	100,360,062	3,686,320	—
Washington REIT	5,170,000	551,000	—	5,721,000	136,617,480	1,782,600	—

Total non-controlled affiliated issuers - 5.03% of net assets					$874,298,842	$43,571,200	$(10,054,183)

*Issuer not affiliated at March 31, 2014.

22    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the aggregate value of these securities in the Fund’s portfolio was $563,496,039, representing 3.24% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
e	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Semi-Annual Report    23

Statement of Assets and Liabilities

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $13,862,301,688) (Note 2)	$16,350,201,546
Non-controlled affiliated issuers (cost $848,196,981) (Note 2)	874,298,842
Cash	5,774,704
Cash denominated in foreign currency (cost $4,896,931)	4,905,439
Receivable for investments sold	79,657,764
Receivable for fund shares sold	44,815,404
Unrealized appreciation on forward currency contracts (Note 7)	5,839,388
Dividends receivable	89,988,063
Dividend and interest reclaim receivable	24,219,890
Interest receivable	27,951,255
Prepaid expenses and other assets	152,426

Total Assets	17,507,804,721

LIABILITIES
Payable for investments purchased	36,318,390
Payable for fund shares redeemed	19,043,707
Unrealized depreciation on forward currency contracts (Note 7)	37,415,051
Payable to investment advisor and other affiliates (Note 3)	17,197,776
Accounts payable and accrued expenses	3,928,129
Dividends payable	11,963,749

Total Liabilities	125,866,802

NET ASSETS	$17,381,937,919

NET ASSETS CONSIST OF
Undistributed net investment income	$128,718,422
Net unrealized appreciation on investments	2,483,503,852
Accumulated net realized gain (loss)	(1,001,577,777)
Net capital paid in on shares of beneficial interest	15,771,293,422

$17,381,937,919

24    Certified Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($4,826,647,588 applicable to 226,510,328 shares of beneficial interest outstanding - Note 4)	$21.31

Maximum sales charge, 4.50% of offering price	1.00

Maximum offering price per share	$22.31

Class C Shares:
Net asset value and offering price per share* ($5,934,501,322 applicable to 278,594,428 shares of beneficial interest outstanding - Note 4)	$21.30

Class I Shares:
Net asset value, offering and redemption price per share ($6,472,601,813 applicable to 301,635,862 shares of beneficial interest outstanding - Note 4)	$21.46

Class R3 Shares:
Net asset value, offering and redemption price per share ($73,743,924 applicable to 3,461,620 shares of beneficial interest outstanding - Note 4)	$21.30

Class R4 Shares:
Net asset value, offering and redemption price per share ($30,641,967 applicable to 1,435,419 shares of beneficial interest outstanding - Note 4)	$21.35

Class R5 Shares:
Net asset value, offering and redemption price per share ($43,801,305 applicable to 2,042,431 shares of beneficial interest outstanding - Note 4)	$21.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    25

Statement of Operations

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $22,859,036)	$482,829,670
Non-controlled affiliated issuers	43,139,294
Interest income (net of premium amortized of $1,354,628)	58,303,222

Total Income	584,272,186

EXPENSES
Investment advisory fees (Note 3)	55,788,837
Administration fees (Note 3)
Class A Shares	2,832,273
Class C Shares	3,444,258
Class I Shares	1,495,343
Class R3 Shares	41,730
Class R4 Shares	17,592
Class R5 Shares	10,484
Distribution and service fees (Note 3)
Class A Shares	5,679,085
Class C Shares	27,628,376
Class R3 Shares	167,309
Class R4 Shares	34,916
Transfer agent fees
Class A Shares	1,349,200
Class C Shares	1,776,050
Class I Shares	1,578,875
Class R3 Shares	50,170
Class R4 Shares	25,130
Class R5 Shares	46,757
Registration and filing fees
Class A Shares	60,023
Class C Shares	45,701
Class I Shares	52,560
Class R3 Shares	1,820
Class R4 Shares	6,711
Class R5 Shares	10,850
Custodian fees (Note 3)	1,434,897
Professional fees	113,390
Accounting fees	200,900
Trustee fees	230,800
Other expenses	778,996

Total Expenses	104,903,033
Less:
Expenses reimbursed by investment advisor (Note 3)	(528,025)
Fees paid indirectly (Note 3)	(2,397)

Net Expenses	104,372,611

Net Investment Income	$479,899,575

26    Certified Semi-Annual Report

Statement of Operations, Continued

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$132,069,173
Non-controlled affiliated issuers	(10,054,183)
Forward currency contracts (Note 7)	(82,449,296)
Foreign currency transactions	(1,400,773)

38,164,921

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	702,646,543
Non-controlled affiliated issuers	33,260,232
Foreign currency translations	1,064,240
Forward currency contracts (Note 7)	21,909,634

758,880,649

Net Realized and Unrealized Gain	797,045,570

Net Increase in Net Assets Resulting from Operations	$1,276,945,145

See notes to financial statements.

Certified Semi-Annual Report    27

Statements of Changes in Net Assets

Thornburg Investment Income Builder Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$479,899,575	$667,325,892
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	38,164,921	(32,591,869)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	758,880,649	849,681,070

Net Increase (Decrease) in Net Assets Resulting from Operations	1,276,945,145	1,484,415,093

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(103,299,629)	(205,343,348)
Class C Shares	(106,142,607)	(213,857,190)
Class I Shares	(146,007,442)	(265,016,275)
Class R3 Shares	(1,420,532)	(2,752,237)
Class R4 Shares	(621,864)	(1,115,335)
Class R5 Shares	(991,285)	(1,318,893)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	288,035,668	629,134,038
Class C Shares	460,697,695	831,493,667
Class I Shares	564,989,205	1,305,774,533
Class R3 Shares	8,595,891	10,859,379
Class R4 Shares	4,142,438	4,113,121
Class R5 Shares	1,406,791	23,739,677

Net Increase in Net Assets	2,246,329,474	3,600,126,230

NET ASSETS
Beginning of Period	15,135,608,445	11,535,482,215

End of Period	$17,381,937,919	$15,135,608,445

Undistributed net investment income	$128,718,422	$22,151,818

*	Unaudited.

See notes to financial statements.

28    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market

Certified Semi-Annual Report    29

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

30    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Assets
Investments in Securities*
Common Stock	$15,463,625,571	$15,463,625,571	$—	$—
Preferred Stock(a)	147,807,872	66,645,334	81,162,538	—
Asset Backed Securities	79,327,589	—	75,874,730	3,452,859
Corporate Bonds	1,018,214,142	—	1,009,748,774	8,465,368
Convertible Bonds	8,348,875	—	8,348,875	—
Warrants	16,160	—	16,160	—
Municipal Bonds	3,174,744	—	3,174,744	—
U.S. Government Agencies	8,629,578	—	8,629,578	—
Foreign Bonds	248,962,988	—	236,273,380	12,689,608
Other Securities	101,392,942	—	60,079,489	41,313,453
Short Term Investments	144,999,927	—	144,999,927	—

Total Investments in Securities	$17,224,500,388	$15,530,270,905	$1,628,308,195	$65,921,288

Other Financial Instruments**
Forward Currency Contracts	$5,839,388	$—	$5,839,388	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(37,415,051)	$—	$(37,415,051)	$—
Spot Currency	$(101,676)	$(101,676)	$—	$—

(a)	At March 31, 2014, industry classifications for Preferred Stock in Level 2 consist of $8,283,750 in Banks, $19,500,000 in Energy, $24,157,850 in Insurance, $10,892,813 in Miscellaneous, and $18,328,125 in Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2014. A portfolio security characterized as a Level 3 investment representing $2,115,469 market value in Foreign Bonds was fair valued by the Committee based upon an income approach given anticipated cash flows, current market prices/yields of comparable securities and may have included an illiquid market adjustment.

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2014 is as follows:

	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	FOREIGN BONDS	OTHER SECURITIES	TOTAL(d)
Beginning Balance 9/30/2013	$33,950,000	$7,162,750	$8,596,378	$12,411,625	$41,251,578	$103,372,331
Accrued Discounts (Premiums)	—	11,969	24,041	72,596	—	108,606
Net Realized Gain (Loss)(a)	1,103,550	38,857	4,286	—	—	1,146,693
Gross Purchases	—	—	—	—	—	—
Gross Sales	(35,000,000)	(262,500)	(118,027)	—	(91,030)	(35,471,557)
Net Change in Unrealized
Appreciation (Depreciation)(b)	(53,550)	1,783	(41,310)	205,387	152,905	265,215
Transfers into Level 3(c)	—	—	—	—	—	—
Transfers out of Level 3(c)	—	(3,500,000)	—	—	—	(3,500,000)

Ending Balance 3/31/2014	$—	$3,452,859	$8,465,368	$12,689,608	$41,313,453	$65,921,288

Certified Semi-Annual Report    31

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.

(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2014.

(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(d)	Level 3 investments represent 0.38% of total Net Assets at March 31, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the

32    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $1,097,178 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $236,735 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $505,676 for Class C shares, $7,712 for Class R3 shares, $1,326 for Class R4 shares, and $13,311 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $2,397.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    33

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	27,136,500	$561,717,537	56,970,888	$1,125,365,545
Shares issued to shareholders in reinvestment of dividends	4,534,414	94,676,113	9,381,689	182,426,914
Shares repurchased	(17,781,032)	(368,357,982)	(34,776,902)	(678,658,421)

Net increase (decrease)	13,889,882	$288,035,668	31,575,675	$629,134,038

Class C Shares
Shares sold	32,135,590	$664,993,623	62,020,435	$1,225,172,608
Shares issued to shareholders in reinvestment of dividends	4,223,739	88,149,756	8,853,712	172,055,086
Shares repurchased	(14,120,725)	(292,445,684)	(28,937,060)	(565,734,027)

Net increase (decrease)	22,238,604	$460,697,695	41,937,087	$831,493,667

Class I Shares
Shares sold	51,711,722	$1,077,976,808	105,352,628	$2,095,655,160
Shares issued to shareholders in reinvestment of dividends	5,964,853	125,413,175	11,370,112	222,794,617
Shares repurchased	(30,647,523)	(638,400,778)	(51,415,753)	(1,012,675,244)

Net increase (decrease)	27,029,052	$564,989,205	65,306,987	$1,305,774,533

Class R3 Shares
Shares sold	690,386	$14,304,180	1,295,541	$25,313,825
Shares issued to shareholders in reinvestment of dividends	60,341	1,259,803	127,777	2,482,674
Shares repurchased	(335,962)	(6,968,092)	(865,614)	(16,937,120)

Net increase (decrease)	414,765	$8,595,891	557,704	$10,859,379

Class R4 Shares
Shares sold	414,138	$8,578,085	613,261	$12,094,390
Shares issued to shareholders in reinvestment of dividends	16,715	349,693	32,911	640,829
Shares repurchased	(230,201)	(4,785,340)	(439,983)	(8,622,098)

Net increase (decrease)	200,652	$4,142,438	206,189	$4,113,121

Class R5 Shares
Shares sold	532,315	$11,055,946	1,478,004	$29,474,397
Shares issued to shareholders in reinvestment of dividends	40,121	843,236	60,502	1,187,546
Shares repurchased	(503,254)	(10,492,391)	(349,610)	(6,922,266)

Net increase (decrease)	69,182	$1,406,791	1,188,896	$23,739,677

34    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $4,782,792,472 and $3,442,783,008, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$14,740,401,217

Gross unrealized appreciation on a tax basis	$2,946,204,676
Gross unrealized depreciation on a tax basis	(462,105,505)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,484,099,171

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $55,174,063. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the Fund had cumulative tax basis capital losses of $263,075,947 (of which $108,948,442 is short-term and $154,127,505 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses that occurred prior to October 1, 2011, which may expire prior to utilization.

Capital loss carryforwards that occurred prior to October 1, 2011 expire as follows:

2017	$229,347,589
2018	493,662,779

$723,010,368

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Certified Semi-Annual Report    35

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

The following table displays the outstanding forward currency contracts at March 31, 2014:

		OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Australian Dollar	Sell	211,716,800	05/08/2014	195,861,807	$3,450,505	$—
Australian Dollar	Sell	40,634,500	05/08/2014	37,591,474	—	(1,322,338)
Euro	Sell	1,484,371,800	08/29/2014	2,044,673,105	—	(13,147,015)
Great Britain Pound	Buy	27,253,700	04/08/2014	45,433,938	168,813	—
Great Britain Pound	Sell	39,000,000	04/08/2014	65,015,891	—	(332,831)
Great Britain Pound	Sell	72,660,200	04/08/2014	121,129,940	—	(351,249)
Great Britain Pound	Sell	59,087,500	04/08/2014	98,503,243	—	(2,424,013)
Great Britain Pound	Sell	205,675,500	04/08/2014	342,876,305	—	(13,223,727)
Swiss Franc	Buy	70,125,300	04/07/2014	79,325,916	2,220,070	—
Swiss Franc	Sell	45,416,400	04/07/2014	51,375,146	—	(757,590)
Swiss Franc	Sell	278,487,700	04/07/2014	315,025,989	—	(5,856,288)

Total					$5,839,388	$(37,415,051)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2014

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$5,839,388

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(37,415,051)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $31,575,663. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

36    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(82,449,296)	$(82,449,296)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$21,909,634	$21,909,634

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Semi-Annual Report    37

Financial Highlights

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(A)	PORTFOLIO TURNOVER RATE (%)(A)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$20.13	0.62	1.03	1.65	(0.47)	—	(0.47)	$21.31	6.06	(d)	1.16	(d)	1.16	(d)	1.16	(d)	8.28	21.46	$4,826,648
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26		1.18		1.18		1.18		12.51	46.14	$4,281,060
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32		1.20		1.20		1.20		16.26	40.96	$3,420,877
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(b)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
CLASS C SHARES
2014(c)	$20.13	0.55	1.02	1.57	(0.40)	—	(0.40)	$21.30	5.33	(d)	1.90	(d)	1.90	(d)	1.92	(d)	7.85	21.46	$5,934,501
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55		1.90		1.90		1.94		11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63		1.90		1.90		1.97		15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	. —	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
Class I Shares
2014(c)	$20.27	0.66	1.04	1.70	(0.51)	—	(0.51)	$21.46	6.41	(d)	0.83	(d)	0.83	(d)	0.83	(d)	8.46	21.46	$6,472,602
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58		0.85		0.85		0.85		12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67		0.89		0.89		0.89		16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
CLASS R3 SHARES
2014(c)	$20.13	0.60	1.01	1.61	(0.44)	—	(0.44)	$21.30	5.81	(d)	1.48	(d)	1.48	(d)	1.51	(d)	8.06	21.46	$73,744
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96		1.49		1.49		1.70		12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05		1.50		1.50		1.59		15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
CLASS R4 SHARES
2014(c)	$20.17	0.61	1.03	1.64	(0.46)	—	(0.46)	$21.35	5.92	(d)	1.31	(d)	1.31	(d)	1.32	(d)	8.19	21.46	$30,642
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05		1.37		1.37		1.41		12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14		1.39		1.39		1.53		16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(e)	10.83	63.05	$48
CLASS R5 SHARES
2014(c)	$20.26	0.64	1.04	1.68	(0.49)	—	(0.49)	$21.45	6.21	(d)	0.99	(d)	0.99	(d)	1.05	(d)	8.38	21.46	$43,801
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37		0.99		0.98		1.05		12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61		0.99		0.99		1.29		16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(e)	11.19	63.05	$427

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

38 Certified Semi-Annual Report	Certified Semi-Annual Report 39

Expense Example

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

Actual Expenses

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,082.80	$6.04
Hypothetical*	$1,000.00	$1,019.14	$5.85
Class C Shares
Actual	$1,000.00	$1,078.50	$9.85
Hypothetical*	$1,000.00	$1,015.46	$9.55
Class I Shares
Actual	$1,000.00	$1,084.60	$4.31
Hypothetical*	$1,000.00	$1,020.80	$4.18
Class R3 Shares
Actual	$1,000.00	$1,080.60	$7.69
Hypothetical*	$1,000.00	$1,017.54	$7.46
Class R4 Shares
Actual	$1,000.00	$1,081.90	$6.82
Hypothetical*	$1,000.00	$1,018.38	$6.61
Class R5 Shares
Actual	$1,000.00	$1,083.80	$5.12
Hypothetical*	$1,000.00	$1,020.02	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.16%; C: 1.90%; I: 0.83%; R3: 1.48%; R4: 1.31%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Index Comparison

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)	6.29%	7.20%	16.75%	8.90%	10.89%
Class C Shares (Incep: 12/24/02)	9.48%	8.08%	17.04%	8.74%	10.69%
Class I Shares (Incep: 11/3/03)	11.70%	9.21%	18.20%	9.80%	10.40%
Class R3 Shares (Incep: 2/1/05)	10.94%	8.51%	17.50%	—	8.64%
Class R4 Shares (Incep: 2/1/08)	11.12%	8.67%	17.57%	—	6.06%
Class R5 Shares (Incep: 2/1/07)	11.54%	9.06%	18.10%	—	6.94%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report    41

Other Information

Thornburg Investment Income Builder Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

42    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH1075

Thornburg Global Opportunities Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg

INVESTMENT MANAGEMENT

Invest in our planet, while you invest with us.

edelivery

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Morningstar Ranking

As of March 31, 2014, Morningstar ranked the Fund’s Class A shares 160 out of 1066 funds (15th percentile) in the world stock category for the one-year period, 128 out of 804 funds (16th percentile) for the three-year period, and 25 out of 642 funds (4th percentile) for the five-year period. Past performance does not guarantee future results.

Glossary

EURO STOXX 50 Index – A Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Japan’s Nikkei 225 Stock Average – The leading index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

S&P/Case-Shiller 20-City Composite Home Price Index – An index that measures the value of residential real estate in 20 metropolitan areas of the U.S.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Multiple – A term that measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. The metric in the numerator is typically larger than the one in the denominator, because the top metric is usually supposed to be many times larger than the bottom metric.

Organisation for Economic Co-operation and Development (OECD) – An international economic organisation of 34 countries founded in 1961 to stimulate economic progress and world trade.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share. Forward P/E is not intended to be a forecast of the Fund’s future performance.

This page is not part of the Semi-Annual Report    3

Portfolio Managers

W. Vinson Walden, CFA BRIAN MCMAHON

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Focused Global Value Investing

At Thornburg Investment Management, we believe that the soundest long-term investments are conceptually simple and grounded in common sense. We created the Thornburg Global Opportunities Fund to pursue that philosophy almost eight years ago, in 2006. We attempt to capitalize on what Thornburg is best known for: fundamentally oriented, bottom-up research based on a flexible approach to uncovering value. The Fund is focused on a limited number of holdings the management team believes are undervalued by the market, yet is well diversified.

The philosophy is straightforward — to maintain a globally flexible focused portfolio of value-oriented holdings. The management team has been constant since the inception of the Fund, now approaching its ninth year. The results have been satisfying; the team has added significant value over the long term versus world equity benchmarks.

The Fund is different in that it typically concentrates on 30 to 40 stocks that the management team believes have a compelling combination of quality, promise, and value characteristics. Each stock is analyzed on its own merits, and the team then combines those selected into a portfolio with, in their view, attractive long-term prospects. The result: the fund looks quite unlike either the MSCI All Country World Index (ACWI) or its global-stock-fund peers.

Global Opportunities Fund is distinctive in the marketplace. Currently, assets in the global stock fund universe are concentrated in a small number of very large funds. Because they are so large, these funds must focus strictly on the largest companies in the world or spread their assets across many holdings. About 63% of category assets are concentrated in just ten funds, and the average world stock fund holds approximately 161 stocks (as of 3/31/14). Thornburg Global Opportunities Fund is distinguished from these peers in that it is a focused, flexible, and diversified portfolio constructed via a value-based framework.

4    This page is not part of the Semi-Annual Report

Key Portfolio Attributes

As of March 31, 2014

Portfolio P/E Trailing 12-months*	19.5x

Portfolio Price to Cash Flow*	9.2x

Portfolio Price to Book Value*	2.1x

Median Market Cap*	$19.1 B

7-Year Beta (A Shares vs. MSCI ACWI)*	1.11

Number of Companies	34

* Source: FactSet

Market Capitalization Exposure

As of March 31, 2014

Asset Structure

As of March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
A Shares (Incep: 7/28/06)
Without sales charge	23.36%	11.97%	24.01%	10.56%
With sales charge	17.82%	10.27%	22.89%	9.91%
MSCI AC World Index (Since: 7/28/06)	16.55%	8.55%	17.80%	5.24%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Level 3 Communications, Inc.	PDG Realty SA
Valeant Pharmaceuticals International, Inc.	Frank’s International NV
Google, Inc.	General Motors Company
Paradise Co. Ltd.	Baidu, Inc. ADR
Bankers Petroleum Ltd.	Telefonica Brasil S.A. ADR

Source: FactSet

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2014 Certified Semi-Annual Report

Thornburg Global Opportunities Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Semi-Annual Report

Letter to Shareholders

April 14, 2014

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2014. In addition, we will comment on the overall investment landscape. Recall that the Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe that the structure of the Fund — built on our core investment principles of flexibility, focus, and value — gives us a durable framework for value-added investing.

In the six months ended March 31, 2014, the Thornburg Global Opportunities Fund net asset value (NAV) per Class A share increased 12.32% from $19.72 to $22.15. Your Fund also paid dividends of 5 cents per share to give a total return for the period of 12.61%. The dividends per share were higher for Class I and R5 shares, and lower for the Class C, R3, and R4 shares to account for varying class-specific expenses.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

For the six-month period, Thornburg Global Opportunities Fund Class A shares outperformed the MSCI All Country World Index (ACWI) by approximately 4.13%. For the one, three, and five-year periods ended March 31, 2014, Thornburg Global Opportunities Fund Class A shares outperformed the MSCI ACWI. Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 5.32%. As of March 2014, the Fund’s Class A shares ranked in the top percentile of Morningstar’s World Stock Funds for the time period starting August 2006 (based on total returns without sales charge, among 587 funds). Performance data for various measurement periods is included on page 31 of this report.

We manage the Fund with tax efficiency in mind. Despite the Fund’s recent positive results, we do not expect to pay a capital gain distribution in 2014. At March 31, 2014, the Fund had realized capital losses of approximately $110 million, which may be carried forward to offset future capital gains to the extent permitted by regulations. This tax loss carryforward is material relative to the Fund’s $633 million total assets as of March 31, 2014.

As shown in Table I, global equity markets were mixed in the semi-annual period ended March 31, 2014. Strong gains in the U.S. and Eurozone contrasted with a negative return for Japan’s Nikkei 225 Stock Average Benchmark Index. Emerging markets were turbulent, but eked out a modest positive result. In the first months of 2014, we have seen notable volatility attributable to the continuation of the Federal Reserve’s (the Fed) tapering program, political conflict in Crimea, and slowing growth in China. Amid these challenges, the major western economies continued to show broadly improving economic indicators.

During the period under review, 30 stocks contributed at least five basis points (.05%) to overall Fund performance, while nine subtracted at least five basis points. Contribution to overall Fund performance takes into account both position size and return on the individual investment.

The greatest contributors to the performance of the Thornburg Global Opportunities Fund were our long-time investments in U.S. fiber-optic network Level 3 Communications and Canadian drug maker Valeant Pharmaceuticals International. Rounding out the top five contributors were U.S. technology company Google, South Korean casino operator Paradise Co. Ltd., and Canadian energy company Bankers Petroleum.

Other significant contributors to positive portfolio performance included a diverse set of businesses: U.S. hotel owner Ryman Hospitality, Hong Kong casino operator Galaxy Entertainment Group, Netherlands bank ING Groep, and U.S. financial institution Bank of America.

Table I Equity Returns in the Six-Month Period

10/1/2013 – 3/31/2014

RETURN IN USD
S&P 500 Index (USA)	12.51%
MSCI All Country World Index	8.48%
Nikkei 225 (Japan)	-1.45%
EURO STOXX 50 (European Blue Chip Stocks)	12.19%
MSCI Emerging Markets	1.39%
Thornburg Global Opportunities Fund	12.61%

Significant detractors from portfolio performance during the six-month period were also a diverse bunch: Brazilian real estate company PDG Realty, Dutch energy services firm Frank’s International, U.S. automaker General Motors, Chinese internet leader Baidu, Inc., and Brazilian telecommunications operator Telefonica Brasil.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Turnover during the six-month period was moderate; we sold technology bellwether Microsoft, Australian telecommunication operator Telstra, Bank of America, Frank’s International N.V., and U.S. animal health company Zoetis. New purchases included global pharmaceutical concern Endo International plc, specialty real estate owner Gaming and Leisure Properties, Baidu, Inc., U.S. pharmacy benefit manager Express Scripts, and French cable network operator Numericable SA.

Table II Country Fund Weighting

(percent of equity holdings)

USA	46.5%
Netherlands	11.7%
Canada	9.3%
South Korea	6.1%

Following several acquisitions, Numericable Group now owns and operates one of France’s two large terrestrial broadband communications networks. The company holds a leading market share (above 50%) in the high-speed broadband market (commonly defined as data speeds exceeding 30 megabits per second), which is experiencing solid growth as accelerating data consumption requires faster network speeds. This has important implications for the French economy. A recent study of 33 Organization for Economic Cooperation and Development (OECD) countries concluded that doubling the broadband speed for an economy increases gross domestic product (GDP) by 0.3%. Numericable is currently upgrading and expanding its high-speed network to meet rising demand — an endeavor consisting primarily of software upgrades. Most competitors, by comparison, require more costly and time-intensive upgrades to their own networks. Another interesting facet of our Numericable investment is the potential for industry consolidation.

Top industry weightings as of March 31, 2014 were: information technology (22.1%); financials (16.7%); consumer discretionary (16.2%); healthcare (12.7%); industrials (8.6%); and consumer staples (5.9%). As of March 31, 2014, the average expected price-to-earnings multiple for 2014 on the portfolio companies owned in the Thornburg Global Opportunities Fund stands at 15.4x versus 14.6x for the MSCI ACWI portfolio. We have relatively low direct exposure to Europe, and companies based in emerging markets currently constitute about 15% of the Fund. The table above illustrates the Fund’s largest geographic weightings, based on the country of domicile.

Investors believe that both the U.S. and Eurozone economies are recovering. We agree. Leading indicators (e.g. consumer sentiment, industrial production, and housing) have improved, which should support employment and capital spending in the near future. Interest rates and inflation in the developed economies remain low. A plain effect of this easy monetary policy backdrop has been the inflation of corporate profits and asset prices — both to the benefit of equity investors. Emerging market equities and many industrial commodities have fared less well, due to reduced growth expectations in most developing markets and significant shifts in the asset allocations of global investors toward the developed markets. Because the recent appreciation of developed-world equity markets has outpaced profit growth, valuation multiples have expanded and the opportunity set seems more narrow today for value-oriented investors. For example, over the past three years, the expected price-to-earnings multiple for the MSCI ACWI portfolio has increased from 11.9x to 15.4x. In this setting, we believe the Fund’s geographic flexibility could be a virtue. We have modestly increased our exposure to emerging markets this year.

We urge fellow shareholders of the Fund to maintain a long-term investment perspective. Recent years have been notably rewarding, yet we continue to expect periods of volatility. The strategy of the Thornburg Global Opportunities Fund is based on fundamental analysis of individual businesses. The performance of the Fund since 2006 suggests that this investment framework can add value over time.

Thank you for being a shareholder of the Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio at www.thornburg.com/funds.

Best wishes for a terrific summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Semi-Annual Report

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Certified Semi-Annual Report    9

Schedule of Investments

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

Top Ten Equity Holdings

As of 3/31/14

Level 3 Communications, Inc.	5.4%
Valeant Pharmaceuticals International, Inc.	5.2%
InterXion Holding NV	5.2%
EchoStar Corp.	4.3%
Numericable SAS	4.1%
Ryman Hospitality Properties, Inc.	3.9%
Express Scripts Holding Company	3.9%
Citigroup, Inc.	3.9%
BRF SA	3.8%
Apple, Inc.	3.4%

Summary of Industry Exposure

As of 3/31/14

Diversified Financials	11.0%
Software & Services	10.7%
Pharmaceuticals, Biotechnology & Life Sciences	8.8%
Technology Hardware & Equipment	7.7%
Real Estate	5.8%
Media	5.4%
Telecommunication Services	5.4%
Transportation	5.2%
Consumer Services	5.1%
Automobiles & Components	5.1%
Health Care Equipment & Services	3.9%
Food, Beverage & Tobacco	3.8%
Semiconductors & Semiconductor Equipment	3.8%
Energy	3.3%
Capital Goods	2.4%
Food & Staples Retailing	2.0%
Commercial & Professional Services	1.0%
Materials	0.6%
Consumer Durables & Apparel	0.5%
Exchange-Traded Funds	0.1%
Other Assets & Liabilities	8.4%

Summary of Country Exposure

As of 3/31/14 (percent of equity holdings)

United States	46.5%
Netherlands	11.7%
Canada	9.3%
South Korea	6.1%
Brazil	4.7%
China	4.6%
France	4.5%
Switzerland	3.8%
United Kingdom	3.7%
Ireland	2.6%
Singapore	1.4%
Australia	1.1%

10    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 91.48%
AUTOMOBILES & COMPONENTS — 5.11%
Auto Components — 3.33%
Delphi Automotive plc	310,700	$21,084,102
Automobiles — 1.78%
General Motors Co.	327,800	11,282,876

		32,366,978

CAPITAL GOODS — 2.41%
Trading Companies & Distributors — 2.41%
Fly Leasing Ltd. ADR	1,017,995	15,269,925

		15,269,925

COMMERCIAL & PROFESSIONAL SERVICES — 1.03%
Commercial Services & Supplies — 1.03%
Mineral Resources Ltd.	611,239	6,507,590

		6,507,590

CONSUMER DURABLES & APPAREL — 0.51%
Household Durables — 0.51%
[a] PDG Realty SA	5,057,800	3,209,886

		3,209,886

CONSUMER SERVICES — 5.12%
Hotels, Restaurants & Leisure — 5.12%
[a] Galaxy Entertainment Group Ltd.	1,333,109	11,601,219
Paradise Co. Ltd.	682,174	20,796,230

		32,397,449

DIVERSIFIED FINANCIALS — 10.93%
Capital Markets — 2.25%
UBS AG	689,946	14,250,793
Consumer Finance — 2.12%
Capital One Financial Corp.	174,042	13,429,081
Diversified Financial Services — 6.56%
Citigroup, Inc.	516,390	24,580,164
[a] ING Groep N.V.	1,196,610	16,938,433

		69,198,471

ENERGY — 3.28%
Oil, Gas & Consumable Fuels — 3.28%
[a] Bankers Petroleum Ltd.	4,266,495	20,763,223

		20,763,223

FOOD & STAPLES RETAILING — 2.03%
Food & Staples Retailing — 2.03%
Walgreen Co.	195,150	12,885,754

		12,885,754

FOOD, BEVERAGE & TOBACCO — 3.81%
Food Products — 3.81%
BRF SA	1,209,400	24,145,359

		24,145,359

HEALTH CARE EQUIPMENT & SERVICES — 3.93%
Health Care Providers & Services — 3.93%
[a] Express Scripts Holding Company	331,100	24,862,299

		24,862,299

MATERIALS — 0.62%
Metals & Mining — 0.62%
[a] Constellium N.V.	134,500	3,947,575

		3,947,575

Certified Semi-Annual Report    11

Schedule of Investments, continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
MEDIA — 5.42%
Media — 5.42%
Asian Pay Television Trust	13,664,793	$8,038,753
[a] Numericable SAS	668,078	26,258,366

		34,297,119

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.78%
Pharmaceuticals — 8.78%
[a] Endo International plc	214,200	14,704,830
Roche Holding AG	26,580	7,967,536
[a] Valeant Pharmaceuticals International, Inc.	249,517	32,893,826

		55,566,192

REAL ESTATE — 5.78%
Real Estate Investment Trusts — 5.78%
Ryman Hospitality Properties, Inc.	586,259	24,927,733
Gaming & Leisure Properties, Inc.	320,000	11,667,200

		36,594,933

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.77%
Semiconductors & Semiconductor Equipment — 3.77%
[a] Micron Technology, Inc.	394,500	9,333,870
Samsung Electronics Co. Ltd.	11,496	14,504,324

		23,838,194

SOFTWARE & SERVICES — 10.64%
Information Technology Services — 5.15%
[a] InterXion Holding NV	1,359,787	32,607,692
Internet Software & Services — 5.49%
[a] Baidu, Inc. ADR	97,000	14,780,860
[a] Google, Inc.	17,908	19,958,645

		67,347,197

TECHNOLOGY HARDWARE & EQUIPMENT — 7.72%
Communications Equipment — 4.28%
[a] EchoStar Corp.	568,872	27,055,552
Technology, Hardware, Storage & Periphals — 3.44%
Apple, Inc.	40,605	21,794,328

		48,849,880

TELECOMMUNICATION SERVICES — 5.38%
Diversified Telecommunication Services — 5.38%
[a] Level 3 Communications, Inc.	869,800	34,043,972

		34,043,972

TRANSPORTATION — 5.21%
Air Freight & Logistics — 2.27%
TNT Express N.V.	1,465,900	14,396,991
Airlines — 2.94%	507,600	18,578,160

[a] American Airlines Group, Inc.		32,975,151

TOTAL COMMON STOCK (Cost $454,243,898)		579,067,147

EXCHANGE-TRADED FUNDS— 0.08%
[a] SPDR Gold Trust	4,160	514,218

TOTAL EXCHANGE-TRADED FUNDS (Cost $640,605)		514,218

12    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 8.22%
Ameren Corp., 0.20%, 4/1/2014	$9,000,000	$9,000,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014 due 4/1/2014, repurchase price $8,000,053 collateralized by 16 corporate debt securities and 2 U. S. government debt securities, having an average coupon of 4.92%, a minimum credit rating of BBB-, maturity dates from 9/15/2018 to 3/30/2044, and having an aggregate market value of $8,441,249 at 3/31/2014	8,000,000	8,000,000
Hitachi America Capital, 0.22%, 4/3/2014	9,000,000	8,999,890
Kansas City Power & Light, 0.20%, 4/1/2014	8,000,000	8,000,000
Plains All American Pipeline, 0.25%, 4/1/2014	9,000,000	9,000,000
Union Electric Co., 0.20%, 4/1/2014	9,000,000	9,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $51,999,890)		51,999,890

TOTAL INVESTMENTS — 99.78% (Cost $506,884,393)		$631,581,255
OTHER ASSETS LESS LIABILITIES — 0.22%		1,411,505

NET ASSETS — 100.00%		$632,992,760

Footnote Legend

[a]	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

Statement of Assets and Liabilities

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $506,884,393) (Note 2)	$631,581,255
Cash	203,292
Receivable for investments sold	1,561,103
Receivable for fund shares sold	1,849,523
Unrealized appreciation on forward currency contracts (Note 7)	557,701
Dividends receivable	911,714
Dividend and interest reclaim receivable	206,599
Interest receivable	53
Prepaid expenses and other assets	56,355

Total Assets	636,927,595

LIABILITIES
Payable for investments purchased	2,113,173
Payable for fund shares redeemed	336,373
Unrealized depreciation on forward currency contracts (Note 7)	752,162
Payable to investment advisor and other affiliates (Note 3)	584,642
Accounts payable and accrued expenses	148,343
Dividends payable	142

Total Liabilities	3,934,835

NET ASSETS	$632,992,760

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(2,672,022)
Net unrealized appreciation on investments	124,578,929
Accumulated net realized gain (loss)	(117,996,657)
Net capital paid in on shares of beneficial interest	629,082,510

$632,992,760

14    Certified Semi-Annual Report

Statement of Assets and Liabilities, continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($132,918,394 applicable to 6,000,375 shares of beneficial interest outstanding—Note 4)	$22.15
Maximum sales charge, 4.50% of offering price	1.04

Maximum offering price per share	$23.19

Class C Shares:
Net asset value and offering price per share* ($106,113,702 applicable to 4,883,898 shares of beneficial interest outstanding—Note 4)	$21.73

Class I Shares:
Net asset value, offering and redemption price per share ($323,809,270 applicable to 14,585,506 shares of beneficial interest outstanding—Note 4)	$22.20

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,968,628 applicable to 89,648 shares of beneficial interest outstanding—Note 4)	$21.96

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,900,945 applicable to 131,871 shares of beneficial interest outstanding—Note 4)	$22.00

Class R5 Shares:
Net asset value, offering and redemption price per share ($65,281,821 applicable to 2,938,511 shares of beneficial interest outstanding—Note 4)	$22.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

Statement of Operations

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $178,321)	$4,012,284
Interest income	38,776

Total Income	4,051,060

EXPENSES
Investment advisory fees (Note 3)	2,417,246
Administration fees (Note 3)
Class A Shares	70,702
Class C Shares	60,619
Class I Shares	72,132
Class R3 Shares	1,142
Class R4 Shares	1,621
Class R5 Shares	13,188
Distribution and service fees (Note 3)
Class A Shares	141,715
Class C Shares	485,633
Class R3 Shares	4,595
Class R4 Shares	3,250
Transfer agent fees
Class A Shares	44,565
Class C Shares	50,310
Class I Shares	107,053
Class R3 Shares	2,654
Class R4 Shares	4,493
Class R5 Shares	28,336
Registration and filing fees
Class A Shares	9,351
Class C Shares	8,849
Class I Shares	13,270
Class R3 Shares	6,063
Class R4 Shares	8,530
Class R5 Shares	8,666
Custodian fees (Note 3)	74,971
Professional fees	30,999
Accounting fees	6,459
Trustee fees	8,495
Other expenses	33,615

Total Expenses	3,718,522

Less:
Expenses reimbursed by investment advisor (Note 3)	(153,333)
Fees paid indirectly (Note 3)	(71)

Net Expenses	3,565,118

Net Investment Income	$485,942

16    Certified Semi-Annual Report

Statement of Operations, continued

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$33,832,368
Forward currency contracts (Note 7)	(1,282,032)
Foreign currency transactions	(110,105)

32,440,231

Net change in unrealized appreciation (depreciation) on:
Investments	31,072,750
Foreign currency translations	6,562
Forward currency contracts (Note 7)	404,530

31,483,842

Net Realized and Unrealized Gain	63,924,073

Net Increase in Net Assets Resulting from Operations	$64,410,015

See notes to financial statements.

Certified Semi-Annual Report    17

Statements of Changes in Net Assets

Thornburg Global Opportunities Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$485,942	$3,028,820
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	32,440,231	34,117,989
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	31,483,842	55,095,058

Net Increase (Decrease) in Net Assets Resulting from Operations	64,410,015	92,241,867

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(276,892)	(718,838)
Class C Shares	(72,787)	–
Class I Shares	(1,017,615)	(3,552,432)
Class R3 Shares	(4,336)	(15,293)
Class R4 Shares	(7,111)	(18,722)
Class R5 Shares	(177,425)	(880,174)
FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	23,524,664	1,325,826
Class C Shares	7,448,415	(6,075,308)
Class I Shares	41,610,870	38,975,631
Class R3 Shares	107,829	481,465
Class R4 Shares	449,675	460,617
Class R5 Shares	10,214,248	(11,216,085)

Net Increase in Net Assets	146,209,550	111,008,554
NET ASSETS
Beginning of Period	486,783,210	375,774,656

End of Period	$632,992,760	$486,783,210

Distribution in excess of net investment income	$(2,672,022)	$(1,505,544)

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from

Certified Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

20    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$579,067,147	$579,067,147	$—	$—
Exchange–Traded Funds	514,218	514,218	—	—
Short Term Investments	51,999,890	—	51,999,890	—

Total Investments in Securities	$631,581,255	$579,581,365	$51,999,890	$—
Other Financial Instruments**
Forward Currency Contracts	$557,701	$—	$557,701	$—
Spot Currency	$124	$124	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(752,162)	$—	$(752,162)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Certified Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $27,482 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,830 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual

22    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $99,265 for Class I shares, $9,207 for Class R3 shares, $11,739 for Class R4 shares, and $33,122 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $71.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,538,322	$33,093,410	1,046,884	$18,540,353
Shares issued to shareholders in reinvestment of dividends	12,590	265,891	37,924	680,864
Shares repurchased	(462,330)	(9,834,637)	(1,001,012)	(17,895,391)

Net increase (decrease)	1,088,582	$23,524,664	83,796	$1,325,826

Class C Shares
Shares sold	585,045	$12,299,928	428,607	$7,505,412
Shares issued to shareholders in reinvestment of dividends	3,176	65,901	—	—
Shares repurchased	(234,819)	(4,917,414)	(789,625)	(13,580,720)

Net increase (decrease)	353,402	$7,448,415	(361,018)	$(6,075,308)

Class I Shares
Shares sold	3,418,020	$73,183,898	4,300,906	$78,134,818
Shares issued to shareholders in reinvestment of dividends	42,854	905,923	184,266	3,302,095
Shares repurchased	(1,501,849)	(32,478,951)	(2,403,672)	(42,461,282)

Net increase (decrease)	1,959,025	$41,610,870	2,081,500	$38,975,631

Class R3 Shares
Shares sold	7,032	$148,025	36,597	$621,846
Shares issued to shareholders in reinvestment of dividends	96	2,008	359	6,326
Shares repurchased	(2,012)	(42,204)	(8,663)	(146,707)

Net increase (decrease)	5,116	$107,829	28,293	$481,465

Certified Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	33,485	$708,728	54,964	$960,249
Shares issued to shareholders in reinvestment of dividends	315	6,603	1,032	18,376
Shares repurchased	(12,274)	(265,656)	(29,237)	(518,008)

Net increase (decrease)	21,526	$449,675	26,759	$460,617

Class R5 Shares
Shares sold	655,880	$14,307,895	134,426	$2,354,735
Shares issued to shareholders in reinvestment of dividends	8,386	177,425	49,731	880,175
Shares repurchased	(207,049)	(4,271,072)	(833,812)	(14,450,995)

Net increase (decrease)	457,217	$10,214,248	(649,655)	$(11,216,085)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $259,716,996 and $201,651,513, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$506,884,393

Gross unrealized appreciation on a tax basis	$138,936,415
Gross unrealized depreciation on a tax basis	(14,239,553)

Net unrealized appreciation (depreciation) on investments (tax basis)	$124,696,862

At March 31, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$7,829,388
2018	140,739,212

$148,568,600

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts.

24    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts were indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2014:

	OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Australian Dollar	Buy	6,837,700	05/08/2014	6,325,640	$246,241	$—
Australian Dollar	Sell	15,044,900	05/08/2014	13,918,221	245,198	—
Australian Dollar	Buy	2,637,600	05/08/2014	2,440,076	66,262	—
Euro	Sell	37,470,300	08/11/2014	51,614,247	—	(619,979)
Swiss Franc	Sell	1,331,300	04/03/2014	1,505,922	—	(42,810)
Swiss Franc	Sell	3,326,700	04/03/2014	3,763,052	—	(89,373)

Total					$557,701	$(752,162)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$557,701

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(752,162)

Certified Semi-Annual Report    25

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $194,461. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (1,282,032)	$(1,282,032)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 404,530	$404,530

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies, real estate investment trusts, and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

Financial Highlights

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$19.72	0.01	2.47	2.48	(0.05)	—	(0.05)	$22.15	0.08	(d)	1.40	(d)	1.40	(d)	1.40	(d)	12.61	38.59	$132,918
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60		1.46		1.46		1.46		24.50	66.12	$96,855
2012(b)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94		1.49		1.49		1.49		23.22	66.07	$77,103
2011(b)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13		1.48		1.48		1.48		(4.81)	70.33	$73,538
2010(b)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(b)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
CLASS C SHARES
2014(c)	$19.38	(0.08)	2.45	2.37	(0.02)	—	(0.02)	$21.73	(0.73	)(d)	2.17	(d)	2.17	(d)	2.17	(d)	12.21	38.59	$106,114
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)		2.22		2.22		2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17		2.27		2.27		2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40		2.23		2.23		2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
CLASS I SHARES
2014(c)	$19.74	0.05	2.49	2.54	(0.08)	—	(0.08)	$22.20	0.46	(d)	0.99	(d)	0.99	(d)	1.06	(d)	12.86	38.59	$323,809
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07		0.99		0.99		1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44		0.99		0.99		1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65		0.99		0.99		1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
CLASS R3 SHARES
2014(c)	$19.55	(0.01)	2.47	2.46	(0.05)	—	(0.05)	$21.96	(0.07	)(d)	1.50	(d)	1.50	(d)	2.51	(d)	12.59	38.59	$1,969
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60		1.49		1.49		3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75		1.50		1.50		9.01	(e)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12		1.49		1.49		14.23	(e)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(e)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(e)	3.61	103.02	$20
CLASS R4 SHARES
2014(c)	$19.59	— (f)	2.47	2.47	(0.06)	—	(0.06)	$22.00	0.05	(d)	1.40	(d)	1.40	(d)	2.31	(d)	12.60	38.59	$2,901
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68		1.40		1.40		2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05		1.40		1.40		3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23		1.40		1.40		3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(e)	3.73	103.02	$1,244
CLASS R5 SHARES
2014(c)	$19.76	0.05	2.49	2.54	(0.08)	—	(0.08)	$22.22	0.49	(d)	0.99	(d)	0.99	(d)	1.12	(d)	12.85	38.59	$65,282
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03		0.99		0.99		1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44		0.99		0.99		1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84		0.99		0.99		1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(e)	4.25	103.02	$86

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Net Investment Income (Loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

Expense Example

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID DURING PERIOD† 10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,126.10	$7.40
Hypothetical*	$1,000.00	$1,017.97	$7.02
Class C Shares
Actual	$1,000.00	$1,122.10	$11.50
Hypothetical*	$1,000.00	$1,014.09	$10.92
Class I Shares
Actual	$1,000.00	$1,128.60	$5.25
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,125.90	$7.95
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,126.00	$7.42
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,128.50	$5.25
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.40%; C: 2.17%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

Index Comparison

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)	17.82%	10.27%	22.89%	9.91%
Class C Shares (Incep: 7/28/06)	21.45%	11.13%	23.05%	9.71%
Class I Shares (Incep: 7/28/06)	23.96%	12.50%	24.60%	11.11%
Class R3 Shares (Incep: 2/1/08)	23.31%	11.94%	23.96%	5.40%
Class R4 Shares (Incep: 2/1/08)	23.43%	12.06%	24.06%	5.49%
Class R5 Shares (Incep: 2/1/08)	23.93%	12.51%	24.60%	5.95%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

Certified Semi-Annual Report        31

Other Information

Thornburg Global Opportunities Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32        Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

36        This page is not part of the Semi-Annual Report

Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1411

Thornburg Developing World Fund

Informational Brochure and Semi-Annual Report

MARCH 31, 2014

Thornburg

INVESTMENT MANAGEMENT

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2014. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders and are subject to change; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Glossary

MSCI Country Indices (Brazil, India, Indonesia, Philippines, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets (EM) Large Cap Index – This index targets approximately 70% of the free-float adjusted market capitalization of the emerging markets investable equity universe.

MSCI Emerging Markets (EM) Small Cap Index – This index targets approximately 14% of the free-float adjusted market capitalization of the emerging markets investable equity universe.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

BRIC Countries – A reference to the emerging market countries of Brazil, Russia, India and China.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Multiple – A term that measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. The metric in the numerator is typically larger than the one in the denominator, because the top metric is usually supposed to be many times larger than the bottom metric.

Price to Book Ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to Cash Flow – The measure of the market’s expectations regarding a firm’s future financial health. It is calculated by dividing price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report    3

Portfolio Manager

Lewis Kaufman, CFA

Objectives and Strategies

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investment in the Fund’s portfolio normally will be weighted in favor of equity securities.

Philosophy/Strategy

•	A flexible approach to developing markets targeting long-term capital appreciation, with an emphasis on risk-adjusted return.

•	Focus on self-funding businesses predicated on sound business fundamentals rather than financial leverage.

•	The ability to pursue the best risk-adjusted developing country opportunities, irrespective of domicile.

•	The portfolio is diversified across basic value, consistent earner, and emerging franchise companies.

A Case for Developing Markets

•	The Developing World Fund can complement the dollar diversification provided by other international strategies. Developing world currencies may benefit from manageable public debt/ gross domestic product (GDP) ratios, current account and budget surpluses, and above-average GDP growth potential.

•	Household debt levels in the developing world are generally lower than those in the developed world, thereby presenting the possibility of increasing credit penetration and stronger domestic consumption.

•	Structural reforms surrounding health insurance, social security, education and currency should lead to stronger domestic consumption in many developing markets, while helping to smooth the transition away from export-driven growth models.

•	Many developing world countries have funded recent stimulus initiatives through reserves built earlier in the decade, and remain on sound fiscal footing.

Why Thornburg?

•	We have aligned interests. We are a privately held business, we invest side by side with our clients, and we are investment driven not market driven.

•	Collaborative, team-oriented approach provides for input from multiple members of the Thornburg Investment Management team and provides an installed base of knowledge on existing holdings.

•	We believe that stock selection is the best form of risk management. In-depth research allows the team to have a more intimate understanding of the companies in the portfolio.

Basket Summary

•	Basic Value Companies – Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

•	Consistent Earners – Companies which normally exhibit steady earnings growth, cashflow characteristics, and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

•	Emerging Franchises – Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service, or market with the potential to grow at an above average rate.

4    This page is not part of the Semi-Annual Report

Key Portfolio Attributes

As of March 31, 2014

Portfolio P/E Trailing 12-months*	22.5x
Portfolio Price to Cash Flow*	16.7x
Portfolio Price to Book Value*	4.5x
Median Market Cap*	$4.3 B
Number of Companies	64

*	Source: FactSet

Market Capitalization Exposure

As of March 31, 2014

Basket Structure

As of March 31, 2014

Average Annual Total Returns

For Periods Ended March 31, 2014

A Shares (Incep: 12/16/09)	1 YR	3 YRS	SINCE INCEPTION
Without sales charge	4.30%	5.74%	11.03%
With sales charge	-0.37%	4.14%	9.85%
MSCI Emerging Markets Index
(Since 12/16/09)	-1.43%	-2.86%	2.91%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.59%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Six Months Ended March 31, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Kroton Educacional S.A.	Sberbank Russia OJSC
Al Tayyar Travel Group	MercadoLibre SA
HDFC Bank, Ltd.	Prince Frog International Holdings Ltd.
Galaxy Entertainment Group Ltd.	Jeronimo Martins SGPS SA
Eclat Textile Co., Ltd.	Prada S.p.A.

Source: FactSet

This page is not part of the Semi-Annual Report    5

2014 Certified Semi-Annual Report

Thornburg Developing World Fund

March 31, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Semi-Annual Report

Letter to Shareholders

April 13, 2014

Dear Fellow Shareholder:

We are pleased to present the fifth semi-annual report for the Thornburg Developing World Fund for the period ended March 31, 2014. The Class A shares of the Thornburg Developing World Fund produced a total return of 5.06% at net asset value (NAV) in the six-month period ended March 31, 2014, compared to 1.39% for the MSCI Emerging Markets Index. Since inception of December 16, 2009, the Class A shares of the Thornburg Developing World Fund produced a total return of 56.64% (at NAV), compared to 13.07% for the MSCI Emerging Markets Index.

The six-month period ended March 31, 2014 was a tale of two distinct periods. The 171-day period ended March 20, 2014 can be broadly characterized by narrowing relative growth rate differentials versus the developed world, emerging markets capital flight, policy response from emerging market (EM) central bankers in the form of higher interest rates, and escalating fears over Chinese debt levels – all of which were then punctuated by currency devaluations in Venezuela and Argentina, domestic political standoff in Turkey, and political unrest in Crimea. During this 171-day period, the MSCI Emerging Markets Index declined 4.01%. Then, in the mere 11 days subsequent to March 20, the MSCI Emerging Markets Index rebounded 5.83%, and all 20 countries we track rose in dollar terms. While it is difficult to pinpoint a precise trigger for the reversal in EM market sentiment, Russia’s official annexation of Crimea seems to have mitigated the specter of

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.59%, as disclosed in the most recent prospectus.

emerging markets “tail risk” in what remains a depressed asset class. We would also note an unintended consequence of the reversal in EM market sentiment: a rotation out of high-quality, high-multiple, high-growth stocks into index constituents that dominate most market gauges. Perhaps reflecting this phenomenon, the MSCI Emerging Markets Large Cap Index returned 5.97% in the final 11 days of the quarter, versus 1.95% for the MSCI Emerging Markets Small Cap Index. Perhaps also reflecting this phenomenon, the Thornburg Developing World Fund rose 4.00% during the first 171 days of the six-month period against a backdrop of market declines, but just 1.03% in the final 11 days of the period as the broader EM indices lifted.

While the fundamental outlook for emerging markets is not necessarily supportive of a continued recovery in share prices, there is intuitive appeal to the notion that the rebound in EM indices and currencies may continue. Most notably, there is a lot of bad news “in the price.” In fact, for the three years ended March 31, 2014, the MSCI Emerging Markets Index underperformed the S&P 500 Index by 59.10%, while EM mutual fund outflows approached record levels by some measures – all for an asset class that remains promising in the long term due to low per-capita gross domestic product (GDP) levels, and low consumer and government indebtedness. We are very much encouraged by the spate of interest rate increases from the world’s emerging markets central banks. Indeed, interest rate increases represent the collective policy response that is a necessary precondition for a correction in current account deficits, currency depreciation, inflationary pressures, and capital flight. It is also worth noting that an extended rise in emerging markets share prices would likely result in upward currency pressures, which would in turn preempt a more protracted cyclical adjustment process.

At the same time, we must acknowledge that the near-term fundamental outlook for emerging markets remains challenging. In particular, tighter monetary policy certainly introduces a negative bias to growth in the coming quarters, and it is hard to envision an earnings-based market recovery until we have fully cycled through the rate increases. Moreover, it is still possible that despite the recent recovery in market sentiment, the implications of the U.S. Federal Reserve’s tapering of its monthly purchases of long-term debt may not be fully factored into share prices. These implications could include further currency depreciation, inflationary pressures, and tighter monetary policy not just in the U.S. but in the emerging markets, and the likelihood of additional negative growth surprises. We may also experience bumps in the road as China continues down the path of better capital allocation, reduced debt intensity, and ultimately lower economic growth. Given this backdrop, it seems reasonable to assume that we are in the middle-to-later stages of a cyclical correction in the emerging markets, though we will of course be delighted to see full resolution of cyclical EM pressures sooner than we expect.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

Certified Semi-Annual Report    7

Schedule of Investments

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

Top Ten Equity Holdings

As of 3/31/14

Magnit OJCS GDR	3.1%
Kroton Educacional S.A.	2.7%
Al Tayyar Travel Group	2.4%
HDFC Bank Ltd. ADR	2.4%
Galaxy Entertainment Group Ltd.	2.4%
Facebook, Inc.	2.2%
Credicorp Ltd.	2.2%
PT Bank Mandiri	2.2%
Compagnie Financiere Richemont SA	2.1%
Siam Commercial Bank plc	2.1%

Summary of Industry Exposure

As of 3/31/14

Consumer Services	15.3%
Banks	12.1%
Software & Services	12.1%
Food & Staples Retailing	7.7%
Consumer Durables & Apparel	7.2%
Food, Beverage & Tobacco	6.3%
Energy	5.5%
Retailing	4.1%
Transportation	3.7%
Household & Personal Products	3.1%
Health Care Equipment & Services	2.9%
Technology Hardware & Equipment	2.7%
Insurance	1.9%
Diversified Financials	1.9%
Semiconductors & Semiconductor Equipment	1.7%
Materials	1.7%
Pharmaceuticals, Biotechnology & Life Sciences	1.0%
Media	1.0%
Other Assets & Liabilities	8.1%

Summary of Country Exposure

As of 3/31/14 (percent of equity holdings)

United States	12.8%
Brazil	12.0%
China	11.9%
Mexico	6.9%
India	6.1%
Russia	6.1%
Philippines	5.7%
Taiwan	4.9%
Thailand	4.2%
Indonesia	4.1%
Poland	2.7%
Saudi Arabia	2.7%
Peru	2.4%
Switzerland	2.3%
Nigeria	2.0%
Panama	2.0%
Cambodia	1.9%
Italy	1.7%
Lao People’s Republic	1.6%
South Korea	1.6%
South Africa	1.2%
Colombia	1.1%
Norway	1.1%
Romania	1.0%

	SHARES/
	PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 91.87%

BANKS — 12.08%
Banks — 12.08%
Alliance Global Group, Inc.	37,998,677	$24,149,009
Credicorp Ltd.	403,674	55,674,718
Guaranty Trust Bank plc	156,678,433	24,206,604
HDFC Bank Ltd. ADR	1,495,870	61,375,546
Itau Unibanco Holding SA ADR	1,790,400	26,605,344
PT Bank Mandiri	66,363,737	55,205,750
Security Bank Corp.	3,408,276	8,056,132
Siam Commercial Bank plc	10,752,460	52,204,453

		307,477,556

8    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
CONSUMER DURABLES & APPAREL — 7.25%
Household Durables — 0.74%
TTK Prestige Ltd.	371,217	$18,964,094
Textiles, Apparel & Luxury Goods — 6.51%
Compagnie Financiere Richemont SA	552,348	52,732,505
Eclat Textile Co. Ltd.	4,100,864	47,401,827
LPP S.A.	8,376	24,619,977
Prada S.p.A.	5,284,382	40,911,125

		184,629,528

CONSUMER SERVICES — 15.33%
Diversified Consumer Services — 3.68%
[a] Fu Shou Yuan International Group, Ltd.	43,203,841	24,173,876
Kroton Educacional S.A.	3,162,102	69,541,159
Hotels, Restaurants & Leisure — 11.65%
Al Tayyar Travel Group	2,043,315	62,110,979
[a] Alsea S.A.B. de C.V.	10,084,129	36,573,361
[a] Bloomberry Resorts Corp.	60,603,351	13,568,015
[a] Galaxy Entertainment Group Ltd.	6,925,413	60,267,566
[a] International Meal Company Holdings S.A.	3,219,723	24,435,271
[a] Jubilant FoodWorks Ltd.	866,080	15,398,670
NagaCorp Ltd.	43,178,000	44,978,823
Yum! Brands, Inc.	518,984	39,126,204

		390,173,924

DIVERSIFIED FINANCIALS — 1.87%
Consumer Finance — 1.87%
[a] First Cash Financial Services, Inc.	944,258	47,647,259

		47,647,259

ENERGY — 5.50%
Energy Equipment & Services — 1.70%
Anton Oilfield Services Group	67,969,051	43,200,854
Oil, Gas & Consumable Fuels — 3.80%
[a] DNO International ASA	6,816,209	26,011,286
[a] Gran Tierra Energy, Inc.	3,328,038	24,986,626
[a] Heritage Oil plc	5,846,096	23,147,509
[a,b] ROMGAZ SA-GDR 144a	1,984,965	19,849,650
[a] ROMGAZ SA-GDR REGS	288,500	2,885,000

		140,080,925

FOOD & STAPLES RETAILING — 7.68%
Food & Staples Retailing — 7.68%
Clicks Group Ltd.	4,697,995	29,250,909
Jeronimo Martins SGPS SA	2,262,670	37,967,086
Magnit OJCS GDR	1,447,535	79,324,918
PriceSmart, Inc.	131,918	13,314,484
Puregold Price Club, Inc.	36,234,260	35,551,509

		195,408,906

FOOD, BEVERAGE & TOBACCO — 6.34%
Beverages — 1.67%
Fomento Economico Mexicano SAB de CV ADR	454,762	42,402,009
Food Products — 4.67%
[a] Amira Nature Foods Ltd.	1,354,845	23,086,559
Biostime International Holdings Ltd.	4,595,297	31,547,678
Grupo Lala, S.A.B. de C.V.	18,716,637	38,707,763
Universal Robina Corp.	8,078,613	25,580,623

		161,324,632

Certified Semi-Annual Report    9

Schedule of Investments, continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
HEALTH CARE EQUIPMENT & SERVICES — 2.88%
Health Care Equipment & Supplies — 0.93%
St. Shine Optical Co. Ltd.	1,053,732	$23,495,083
Health Care Providers & Services — 1.95%
[a] Qualicorp SA	4,913,954	49,702,620

		73,197,703

HOUSEHOLD & PERSONAL PRODUCTS — 3.14%
Household Products — 1.74%
Colgate Palmolive Co.	682,466	44,271,569
Personal Products — 1.40%
Hengan International Group Co. Ltd.	3,439,596	35,719,649

		79,991,218

INSURANCE — 1.95%
Insurance — 1.95%
BB Seguridade Participacoes S.A.	4,488,100	49,667,779

		49,667,779

MATERIALS — 1.68%
Metals & Mining — 1.68%
Southern Copper Corp.	1,466,113	42,678,549

		42,678,549

MEDIA — 0.98%
Media — 0.98%
Zee Entertainment Enterprises, Ltd.	5,488,130	24,995,125

		24,995,125

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.01%
Pharmaceuticals — 1.01%
China Medical System Holdings Ltd.	22,800,711	25,809,353

		25,809,353

RETAILING — 4.06%
Multiline Retail — 2.59%
[a] Matahari Department Store Tbk	33,041,355	40,429,123
[a] Robinsons Retail Holdings, Inc.	16,836,183	25,529,277
Specialty Retail — 1.47%
Kolao Holdings	1,607,034	37,365,862

		103,324,262

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
Semiconductors & Semiconductor Equipment — 1.71%
Hermes Microvision, Inc.	1,088,094	43,591,649

		43,591,649

SOFTWARE & SERVICES — 12.07%
Information Technology Services — 0.52%
QIWI plc ADR	385,392	13,353,833
Internet Software & Services — 10.08%
[a] Facebook, Inc.	950,760	57,273,783
MercadoLibre, Inc.	250,684	23,842,555
Naver Corp.	50,612	36,801,811
Tencent Holdings Ltd.	560,548	38,988,674
[a] Yahoo!, Inc.	1,361,868	48,891,061
[a] Yandex NV	1,686,565	50,917,397
Software — 1.47%
Linx S.A.	1,897,000	37,296,240

		307,365,354

10    Certified Semi-Annual Report

Schedule of Investments, continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
TECHNOLOGY HARDWARE & EQUIPMENT — 2.67%
Communications Equipment — 1.94%
Qualcomm, Inc.	627,196	$49,460,676
Technology, Hardware, Storage & Periphals — 0.73%
[a] Goldpac Group Ltd.	19,322,245	18,508,900

		67,969,576

TRANSPORTATION — 3.67%
Airlines — 1.81%
Copa Holdings SA	318,542	46,249,113
Transportation Infrastructure — 1.86%
Airports of Thailand Public Company Ltd.	7,907,091	47,286,549

		93,535,662

TOTAL COMMON STOCK (Cost $2,163,353,746)		2,338,868,960

SHORT TERM INVESTMENTS — 7.31%

Ameren Corp., 0.25%, 4/1/2014	$37,000,000	37,000,000
Bank of New York Tri-Party Repurchase Agreement 0.24% dated 3/31/2014, due 4/1/2014, repurchase price $30,000,200 collateralized by 12 corporate debt securities and 9 U.S. Government securities having an average coupon of 4.06%, a minimum credit rating of BBB-, maturity dates from 8/21/2017 to 3/4/2044 and having an aggregate market value of $31,490,896 at 3/31/2014	30,000,000	30,000,000
Hitachi America Capital, 0.22%, 4/3/2014	37,000,000	36,999,548
Kansas City Power & Light, 0.19%, 4/1/2014	33,000,000	33,000,000
Plains All American Pipeline, 0.25%, 4/1/2014	12,000,000	12,000,000
Union Electric Co., 0.20%, 4/1/2014	37,000,000	37,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $185,999,548)		185,999,548

TOTAL INVESTMENTS — 99.18% (Cost $2,349,353,294)		$2,524,868,508
OTHER ASSETS LESS LIABILITIES — 0.82%		20,886,067

NET ASSETS — 100.00%		$2,545,754,575

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the aggregate value of these securities in the Fund’s portfolio was $19,849,650, representing 0.78% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

GDR     Global Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    11

Statement of Assets And Liabilities

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

ASSETS
Investments at value (cost $2,349,353,294) (Note 2)	$2,524,868,508
Cash	142,060
Cash denominated in foreign currency (cost $6,501,055)	6,499,582
Receivable for investments sold	27,605,803
Receivable for fund shares sold	26,542,278
Unrealized appreciation on forward currency contracts (Note 7)	164,340
Dividends receivable	2,982,961
Dividend and interest reclaim receivable	78,631
Interest receivable	200
Prepaid expenses and other assets	130,269

Total Assets	2,589,014,632

LIABILITIES
Payable for investments purchased	35,836,627
Payable for fund shares redeemed	3,778,096
Unrealized depreciation on forward currency contracts (Note 7)	1,212,996
Payable to investment advisor and other affiliates (Note 3)	2,266,295
Accounts payable and accrued expenses	166,043

Total Liabilities	43,260,057

NET ASSETS	$2,545,754,575

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(2,122,564)
Net unrealized appreciation on investments	174,484,608
Accumulated net realized gain (loss)	(51,199,043)
Net capital paid in on shares of beneficial interest	2,424,591,574

$2,545,754,575

12    Certified Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($629,152,128 applicable to 33,702,191 shares of beneficial interest outstanding - Note 4)	$18.67
Maximum sales charge, 4.50% of offering price	0.88

Maximum offering price per share	$19.55

Class C Shares:
Net asset value and offering price per share* ($187,645,857 applicable to 10,338,890 shares of beneficial interest outstanding - Note 4)	$18.15

Class I Shares:
Net asset value, offering and redemption price per share ($1,709,945,935 applicable to 90,011,570 shares of beneficial interest outstanding - Note 4)	$19.00

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,131,399 applicable to 165,311 shares of beneficial interest outstanding - Note 4)	$18.94

Class R6 Shares:
Net asset value, offering and redemption price per share ($15,879,256 applicable to 835,995 shares of beneficial interest outstanding - Note 4)	$18.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    13

Statement of Operations

Thornburg Developing World Fund	Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $751,440)	$9,596,693
Interest income	145,902

Total Income	9,742,595

EXPENSES
Investment advisory fees (Note 3)	8,629,776
Administration fees (Note 3)
Class A Shares	316,265
Class C Shares	92,775
Class I Shares	311,749
Class R5 Shares	482
Distribution and service fees (Note 3)
Class A Shares	616,846
Class C Shares	748,720
Transfer agent fees
Class A Shares	140,190
Class C Shares	58,905
Class I Shares	174,330
Class R5 Shares	1,545
Class R6 Shares	2,953
Registration and filing fees
Class A Shares	40,891
Class C Shares	14,258
Class I Shares	59,755
Class R5 Shares	13,165
Class R6 Shares	7,994
Custodian fees (Note 3)	413,884
Professional fees	32,460
Accounting fees	10,430
Trustee fees	13,750
Other expenses	173,450

Total Expenses	11,874,573
Less:
Expenses reimbursed by investment advisor (Note 3)	(51,653)
Fees paid indirectly (Note 3)	(2,635)

Net Expenses	11,820,285

Net Investment Loss	$(2,077,690)

14    Certified Semi-Annual Report

Statement of Operations, Continued

Thornburg Developing World Fund	Six Months Ended March 31, 2014 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(26,598,654)
Forward currency contracts (Note 7)	(3,241,858)
Foreign currency transactions	(459,442)

(30,299,954)

Net change in unrealized appreciation (depreciation) on:
Investments	113,626,080
Foreign currency translations	20,888
Forward currency contracts (Note 7)	1,742,428

115,389,396

Net Realized and Unrealized Gain	85,089,442

Net Increase in Net Assets Resulting from Operations	$83,011,752

See notes to financial statements.

Certified Semi-Annual Report    15

Statements of Changes in Net Assets

Thornburg Developing World Fund

	SIX MONTHS ENDED MARCH 31, 2014*	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(2,077,690)	$1,396,670
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(30,299,954)	(15,988,371)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	115,389,396	46,005,009

Net Increase (Decrease) in Net Assets Resulting from Operations	83,011,752	31,413,308

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(30,996)
Class I Shares	(470,033)	(445,713)
Class R5 Shares	(4,741)	—
Class R6 Shares	(35,991)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	261,739,320	297,364,931
Class C Shares	75,751,864	94,374,393
Class I Shares	826,164,794	756,746,811
Class R5 Shares	2,374,606	683,542
Class R6 Shares	716,168	13,901,372

Net Increase in Net Assets	1,249,247,739	1,194,007,648

NET ASSETS
Beginning of Period	1,296,506,836	102,499,188

End of Period	$2,545,754,575	$1,296,506,836

Undistributed (distribution in excess of) net investment income	$(2,122,564)	$465,891

*	Unaudited.

See notes to financial statements.

16    Certified Semi-Annual Report

Notes to Financial Statements

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Certified Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Certified Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$2,338,868,960	$2,219,528,308	$119,340,652	$—
Short Term Investments	185,999,548	—	185,999,548	—

Total Investments in Securities	$2,524,868,508	$2,219,528,308	$305,340,200	$—
Other Financial Instruments**
Forward Currency Contracts	$164,340	$—	$164,340	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,212,996)	$—	$(1,212,996)	$—
Spot Currency	$(384)	$(384)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make

Certified Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2014, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2014, the Distributor has advised the Fund that it earned commissions aggregating $114,447 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $51,753 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2014, are set forth in the Statement of Operations.

20    Certified Semi-Annual Report

Notes to Financial Statements, continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $28,246 for Class I shares, $13,953 for Class R5 shares, and $9,454 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2014, fees paid indirectly were $2,635.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2014 (UNAUDITED)		SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	19,023,441	$349,967,151	19,453,529	$338,888,450
Shares issued to shareholders in reinvestment of dividends	—	—	1,867	29,767
Shares repurchased	(4,857,115)	(88,227,831)	(2,427,380)	(41,553,286)

Net increase (decrease)	14,166,326	$261,739,320	17,028,016	$297,364,931

Class C Shares
Shares sold	4,753,492	$85,301,059	5,727,322	$98,637,056
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(537,199)	(9,549,195)	(252,716)	(4,262,663)

Net increase (decrease)	4,216,293	$75,751,864	5,474,606	$94,374,393

Class I Shares
Shares sold	53,257,778	$995,342,923	49,361,214	$874,895,509
Shares issued to shareholders in reinvestment of dividends	21,088	398,558	21,647	349,371
Shares repurchased	(9,139,278)	(169,576,687)	(6,837,358)	(118,498,069)

Net increase (decrease)	44,139,588	$826,164,794	42,545,503	$756,746,811

Class R5 Shares*
Shares sold	146,852	$2,752,875	39,400	$696,856
Shares issued to shareholders in reinvestment of dividends	251	4,741	—	—
Shares repurchased	(20,440)	(383,010)	(752)	(13,314)

Net increase (decrease)	126,663	$2,374,606	38,648	$683,542

Certified Semi-Annual Report    21

Notes to Financial Statements, continued

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2014 (UNAUDITED)		SEPTEMBER 30, 2013 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares*
Shares sold	444,455	$8,314,706	841,101	$14,680,898
Shares issued to shareholders in reinvestment of dividends	1,210	22,853	—	—
Shares repurchased	(407,177)	(7,621,391)	(43,594)	(779,526)

Net increase (decrease)	38,488	$716,168	797,507	$13,901,372

*	Effective date of this Class of shares was February 1, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,477,335,978 and $414,433,619, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$2,349,353,294

Gross unrealized appreciation on a tax basis	$244,361,488
Gross unrealized depreciation on a tax basis	(68,846,274)

Net unrealized appreciation (depreciation) on investments (tax basis)	$175,515,214

At March 31, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $14,340,933. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At March 31, 2014, the Fund had cumulative tax basis short-term capital losses of $3,737,233 generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards may be carried forward indefinitely.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

The Fund entered into forward currency contracts during the six months ended March 31, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts were indicative of the activity for the six months ended March 31, 2014. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2014:

		OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Buy	5,606,500	07/10/2014	7,722,829	$96,756	$—
Euro	Buy	5,852,500	07/10/2014	8,061,689	67,584	—
Euro	Sell	4,980,100	07/10/2014	6,859,977	—	(4,272)
Euro	Sell	69,356,000	07/10/2014	95,536,352	—	(1,208,724)

Total					$164,340	$(1,212,996)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$164,340

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,212,996)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2014 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $1,048,656. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(3,241,858)	$(3,241,858)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$1,742,428	$1,742,428

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Semi-Annual Report    25

Financial Highlights

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)(c)	$17.77	(0.04)	0.94	0.90	—	—	—	$18.67	(0.40	)(d)	1.41	(d)	1.41	(d)	1.41	(d)	5.06	23.47	$629,152
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05		1.48		1.48		1.59		13.19	61.67	$347,073
2012(b)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(b)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(b)(e)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
CLASS C SHARES
2014(c)	$17.34	(0.11)	0.92	0.81	—	—	—	$18.15	(1.19	)(d)	2.20	(d)	2.20	(d)	2.20	(d)	4.67	23.47	$187,646
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)		2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(e)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
CLASS I SHARES
2014(c)	$18.05	— (f)	0.96	0.96	(0.01)	—	(0.01)	$19.00	(0.03	)(d)	1.05	(d)	1.05	(d)	1.05	(d)	5.30	23.47	$1,709,946
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52		1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(e)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581
CLASS R5 SHARES
2014(c)	$18.04	— (f)	0.95	0.95	(0.05)	—	(0.05)	$18.94	(0.03	)(d)	1.09	(d)	1.09	(d)	2.54	(d)	5.25	23.47	$3,132
2013(g)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47	(d)	1.07	(d)	1.07	(d)	17.45	(d)(h)	3.14	61.67	$697
CLASS R6 SHARES
2014(c)	$18.08	— (f)	0.96	0.96	(0.05)	—	(0.05)	$18.99	(0.02	)(d)	0.99		0.99	(d)	1.12	(d)	5.29	23.47	$15,879
2013(g)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20	(d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Fund commenced operations on December 16, 2009.
(f)	Net Investment Income (Loss) was less than $0.01 per share.
(g)	Effective date of this class of shares was February 1, 2013.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

Expense Example

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2013, and held until March 31, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD†
	10/1/13	3/31/14	10/1/13–3/31/14
Class A Shares
Actual	$1,000.00	$1,050.60	$7.20
Hypothetical*	$1,000.00	$1,017.91	$7.08
Class C Shares
Actual	$1,000.00	$1,046.70	$11.22
Hypothetical*	$1,000.00	$1,013.96	$11.04
Class I Shares
Actual	$1,000.00	$1,053.00	$5.37
Hypothetical*	$1,000.00	$1,019.70	$5.28
Class R5 Shares
Actual	$1,000.00	$1,052.50	$5.58
Hypothetical*	$1,000.00	$1,019.50	$5.49
Class R6 Shares
Actual	$1,000.00	$1,052.90	$5.07
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.41%; C: 2.20%; I: 1.05%; R5: 1.09%; R6: 0.99%;) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Index Comparison

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended March 31, 2014 (with sales charge)

	1 YR	3 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)	-0.37%	4.14%	9.85%
Class C Shares (Incep: 12/16/09)	2.48%	4.97%	10.28%
Class I Shares (Incep: 12/16/09)	4.72%	6.31%	11.66%
Class R5 Shares (Incep: 2/1/13)	4.61%	—	7.34%
Class R6 Shares (Incep: 2/1/13)	4.72%	—	7.48%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R5, and R6 shares.

Certified Semi-Annual Report    29

Other Information

Thornburg Developing World Fund	March 31, 2014 (Unaudited)

Portfolio Proxy Voting

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at
1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

30    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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32    This page is not part of the Semi-Annual Report

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    33

Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

34    This page is not part of the Semi-Annual Report

Thornburg Fund Family

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report    35

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH2148

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Not Applicable

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3) Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Low Duration Income Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 22, 2014

By:	/s/ Jason H. Brady

Jason H. Brady

Treasurer and principal financial officer

Date:	May 22, 2014